UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number   811-01400

Fidelity Contrafund

 (Exact name of registrant as specified in charter)

245 Summer St., Boston, Massachusetts 02210

 (Address of principal executive offices)       (Zip code)

Cynthia Lo Bessette, Secretary

245 Summer St.

Boston, Massachusetts  02210

(Name and address of agent for service)

Registrant's telephone number, including area code:

617-563-7000

Date of fiscal year end:	December 31

Date of reporting period:	December 31, 2019

Item 1.

Reports to Stockholders

Fidelity® Contrafund®

Annual Report

December 31, 2019

See the inside front cover for important information about access to your fund’s shareholder reports.

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of a fund’s shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports from the fund or from your financial intermediary, such as a financial advisor, broker-dealer or bank. Instead, the reports will be made available on a website, and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from a fund electronically, by contacting your financial intermediary. For Fidelity customers, visit Fidelity's web site or call Fidelity using the contact information listed below.

You may elect to receive all future reports in paper free of charge. If you wish to continue receiving paper copies of your shareholder reports, you may contact your financial intermediary or, if you are a Fidelity customer, visit Fidelity’s website, or call Fidelity at the applicable toll-free number listed below. Your election to receive reports in paper will apply to all funds held with the fund complex/your financial intermediary.

Account Type	Website	Phone Number
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Contents

Performance
Management's Discussion of Fund Performance
Investment Summary
Schedule of Investments
Financial Statements
Notes to Financial Statements
Report of Independent Registered Public Accounting Firm
Trustees and Officers
Shareholder Expense Example
Distributions
Board Approval of Investment Advisory Contracts

To view a fund's proxy voting guidelines and proxy voting record for the 12-month period ended June 30, visit http://www.fidelity.com/proxyvotingresults or visit the Securities and Exchange Commission's (SEC) web site at http://www.sec.gov.

You may also call 1-800-544-8544 if you’re an individual investing directly with Fidelity, call 1-800-835-5092 if you’re a plan sponsor or participant with Fidelity as your recordkeeper or call 1-877-208-0098 on institutional accounts or if you’re an advisor or invest through one to request a free copy of the proxy voting guidelines.

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third-party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR LLC or an affiliated company. © 2020 FMR LLC. All rights reserved.

This report and the financial statements contained herein are submitted for the general information of the shareholders of the Fund. This report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective prospectus.

A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-PORT. Forms N-PORT are available on the SEC’s web site at http://www.sec.gov. A fund's Forms N-PORT may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330.

For a complete list of a fund's portfolio holdings, view the most recent holdings listing, semiannual report, or annual report on Fidelity's web site at http://www.fidelity.com, http://www.institutional.fidelity.com, or http://www.401k.com, as applicable.

NOT FDIC INSURED •MAY LOSE VALUE •NO BANK GUARANTEE

Neither the Fund nor Fidelity Distributors Corporation is a bank.

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The hypothetical investment and the average annual total returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund’s total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

For the periods ended December 31, 2019	Past 1 year	Past 5 years	Past 10 years
Fidelity® Contrafund®	29.98%	13.10%	13.96%
Class K	30.17%	13.22%	14.08%

$10,000 Over 10 Years

Let's say hypothetically that $10,000 was invested in Fidelity® Contrafund®, a class of the fund, on December 31, 2009.

The chart shows how the value of your investment would have changed, and also shows how the S&P 500® Index performed over the same period.

See above for additional information regarding the performance of Fidelity® Contrafund®.

Period Ending Values
$36,928	Fidelity® Contrafund®
$35,666	S&P 500® Index

Management's Discussion of Fund Performance

Market Recap:  U.S. stocks continued to roll in 2019, with the S&P 500® index soaring 31.49% and marking history as the longest and strongest bull market ever, despite persistent, nagging concerns about global economic growth and trade. After a rough end to 2018, equities sharply reversed course to begin the new year amid upbeat company earnings and signs the Federal Reserve may pause on rates. The uptrend continued until May, when the index sunk as trade negotiations between the U.S. and China broke down. The bull market roared back to record a series of highs in July, when the Fed cut interest rates for the first time since 2008. Volatility intensified in August, as the Treasury yield curve inverted, which some investors viewed as a sign the U.S. economy could be heading for recession. But the market proved resilient, hitting a new high on October 30, when the Fed lowered rates for the third time in 2019, and moving even higher through year-end. Gains were robust and broad-based, with information technology (+50%) leading the way with its best calendar-year result in a decade, amid strong growth trends. Communication services (+33%) and financials (+32%) also stood out. In contrast, energy (+12%) was by far the weakest group – struggling amid sluggish oil prices – while several strong gainers nonetheless fell short of the broader market: industrials and real estate (+29% each), consumer discretionary and consumer staples (+28% each), utilities (+26%), materials (+25%), and health care (+21%).

Comments from Portfolio Manager William Danoff:  For the year, the fund's share classes gained roughly 30%, lagging the benchmark S&P 500® index. Versus the benchmark, security selection was the biggest detractor, especially in the information technology and financials sectors. The fund's modest position in cash hampered relative performance in a strong market. Our picks in consumer discretionary, industrials and real estate hurt to a lesser extent. The largest individual relative detractor was an underweighting in Apple (+89%), a maker of personal electronics and a sizable benchmark component the past year. The company had favorable financial results, driven by its wearables, home and accessories segment. Underexposure to Apple allowed us to invest in companies with better growth prospects. In financials, it hurt to overweight Berkshire Hathaway, as shares of the insurance-focused conglomerate gained 11% in 2019, lagging the benchmark. Rising interest rates pressured the stock, but we held steady our sizable position. Conversely, a considerable overweighting in the market-leading information technology sector notably contributed, as did underexposure to energy. My picks in health care and communication services also helped. The biggest individual contributor by a wide margin was a large investment in Facebook (+57%), as the social-media platform operator reported better-than-expected revenue, earnings and average revenue per user. Facebook was the fund's top holding.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Investment Summary (Unaudited)

Top Ten Stocks as of December 31, 2019

% of fund's net assets
Facebook, Inc. Class A	7.5
Amazon.com, Inc.	6.6
Microsoft Corp.	5.6
Berkshire Hathaway, Inc. Class A	5.6
Visa, Inc. Class A	3.9
Salesforce.com, Inc.	3.7
UnitedHealth Group, Inc.	3.1
Adobe, Inc.	2.9
Alphabet, Inc. Class A	2.8
MasterCard, Inc. Class A	2.6
44.3

Top Five Market Sectors as of December 31, 2019

% of fund's net assets
Information Technology	32.0
Communication Services	17.6
Financials	13.6
Health Care	13.5
Consumer Discretionary	11.8

Asset Allocation (% of fund's net assets)

As of December 31, 2019*
Stocks	99.3%
Convertible Securities	0.8%
Short-Term Investments and Net Other Assets (Liabilities)**	(0.1)%

 * Foreign investments - 8.2%

 ** Short-Term Investments and Net Other Assets (Liabilities) are not included in the pie chart

Schedule of Investments December 31, 2019

Showing Percentage of Net Assets

Common Stocks - 99.3%
	Shares	Value (000s)
COMMUNICATION SERVICES - 17.6%
Entertainment - 3.8%
Activision Blizzard, Inc.	12,649,733	$751,647
Netflix, Inc. (a)	7,785,352	2,519,106
Spotify Technology SA (a)(b)	420,970	62,956
The Walt Disney Co.	8,368,119	1,210,281
		4,543,990
Interactive Media & Services - 13.0%
Alphabet, Inc.:
Class A (a)	2,475,480	3,315,633
Class C (a)	2,230,870	2,982,718
CarGurus, Inc. Class A (a)	923,065	32,473
Facebook, Inc. Class A (a)	43,602,965	8,949,514
Pinterest, Inc. Class A	16,789,593	312,958
		15,593,296
Media - 0.4%
Charter Communications, Inc. Class A (a)	241,569	117,180
Comcast Corp. Class A	702,325	31,584
Discovery Communications, Inc. Class A (a)	1,199,224	39,263
Liberty Media Corp. Liberty Formula One Group Series C (a)	5,893,200	270,881
		458,908
Wireless Telecommunication Services - 0.4%
T-Mobile U.S., Inc. (a)	5,601,937	439,304

TOTAL COMMUNICATION SERVICES		21,035,498

CONSUMER DISCRETIONARY - 11.7%
Automobiles - 0.1%
Tesla, Inc. (a)(b)	198,611	83,085
Toyota Motor Corp.	831,800	58,610
		141,695
Hotels, Restaurants & Leisure - 1.3%
Chipotle Mexican Grill, Inc. (a)	609,118	509,899
Churchill Downs, Inc.	86,940	11,928
Evolution Gaming Group AB (c)	1,899,775	57,198
Hilton Worldwide Holdings, Inc.	502,768	55,762
McDonald's Corp.	3,954,990	781,546
Starbucks Corp.	1,096,617	96,415
		1,512,748
Household Durables - 0.1%
Garmin Ltd.	685,701	66,897
Lennar Corp. Class A	196,421	10,958
Mohawk Industries, Inc. (a)	556,698	75,922
		153,777
Internet & Direct Marketing Retail - 6.9%
Alibaba Group Holding Ltd.	10,976,200	291,861
Alibaba Group Holding Ltd. sponsored ADR (a)	248,785	52,767
Amazon.com, Inc. (a)	4,243,947	7,842,135
Meituan Dianping Class B (a)	2,174,800	28,440
		8,215,203
Multiline Retail - 0.0%
Dollar General Corp.	211,087	32,925
Specialty Retail - 1.7%
AutoZone, Inc. (a)	50,041	59,614
Burlington Stores, Inc. (a)	120,859	27,559
John David Group PLC	7,412,719	82,223
O'Reilly Automotive, Inc. (a)	497,035	217,831
Ross Stores, Inc.	1,158,006	134,815
Sally Beauty Holdings, Inc. (a)	1,515,918	27,666
The Home Depot, Inc.	2,825,681	617,072
TJX Companies, Inc.	13,003,587	793,999
		1,960,779
Textiles, Apparel & Luxury Goods - 1.6%
adidas AG	1,966,970	639,400
Allbirds, Inc. (a)(d)(e)	867,565	9,864
Burberry Group PLC	944,991	27,601
Deckers Outdoor Corp. (a)	333,702	56,349
Hermes International SCA	43,098	32,206
lululemon athletica, Inc. (a)	386,334	89,502
NIKE, Inc. Class B	7,579,903	767,920
Ralph Lauren Corp.	443,721	52,013
VF Corp.	2,822,075	281,248
		1,956,103

TOTAL CONSUMER DISCRETIONARY		13,973,230

CONSUMER STAPLES - 3.9%
Beverages - 1.2%
Budweiser Brewing Co. APAC Ltd. (a)(c)	11,209,800	37,834
Keurig Dr. Pepper, Inc.	9,319,268	269,793
PepsiCo, Inc.	3,067,901	419,290
The Coca-Cola Co.	11,774,286	651,707
		1,378,624
Food & Staples Retailing - 0.9%
Alimentation Couche-Tard, Inc. Class B (sub. vtg.)	2,023,303	64,210
Costco Wholesale Corp.	3,075,698	904,009
Grocery Outlet Holding Corp.	645,748	20,955
Walmart, Inc.	697,988	82,949
		1,072,123
Food Products - 0.1%
Mondelez International, Inc.	1,457,511	80,280
The Simply Good Foods Co. (a)	1,515,765	43,260
		123,540
Household Products - 0.2%
Procter & Gamble Co.	2,368,568	295,834
Personal Products - 1.5%
Estee Lauder Companies, Inc. Class A	7,549,695	1,559,314
Kao Corp.	472,800	38,994
L'Oreal SA	168,170	49,800
L'Oreal SA	207,643	61,489
Shiseido Co. Ltd.	1,866,700	132,554
		1,842,151

TOTAL CONSUMER STAPLES		4,712,272

ENERGY - 1.2%
Oil, Gas & Consumable Fuels - 1.2%
Birchcliff Energy Ltd. (f)	19,893,692	39,679
Birchcliff Energy Ltd. (c)(f)	686,127	1,369
Canadian Natural Resources Ltd.	1,049,621	33,949
Centennial Resource Development, Inc. Class A (a)(f)	20,006,000	92,428
Continental Resources, Inc.	429,570	14,734
EOG Resources, Inc.	1,613,347	135,134
Hess Corp.	6,350,096	424,250
Magnolia Oil & Gas Corp. Class A (a)	6,880,413	86,556
Reliance Industries Ltd.	26,583,239	564,058
		1,392,157
FINANCIALS - 13.6%
Banks - 5.5%
Bank of America Corp.	61,264,155	2,157,724
Citigroup, Inc.	18,478,013	1,476,208
HDFC Bank Ltd. sponsored ADR	6,839,959	433,448
JPMorgan Chase & Co.	14,696,786	2,048,732
Kotak Mahindra Bank Ltd.	13,628,266	321,698
PNC Financial Services Group, Inc.	764,928	122,105
U.S. Bancorp	998,283	59,188
		6,619,103
Capital Markets - 0.7%
Brookfield Asset Management, Inc.:
(Canada) Class A	2,097,665	121,203
Class A	1,209,184	69,891
Charles Schwab Corp.	1,889,694	89,874
CME Group, Inc.	1,799,054	361,106
Moody's Corp.	354,059	84,057
MSCI, Inc.	39,393	10,170
S&P Global, Inc.	42,799	11,686
XP, Inc. Class A (a)(b)	809,727	31,191
		779,178
Consumer Finance - 1.1%
American Express Co.	10,709,383	1,333,211
Diversified Financial Services - 5.6%
AXA Equitable Holdings, Inc.	303,648	7,524
Berkshire Hathaway, Inc. Class A (a)	19,615	6,661,058
		6,668,582
Insurance - 0.7%
Admiral Group PLC	3,447,759	105,450
AFLAC, Inc.	439,328	23,240
Allstate Corp.	472,039	53,081
American International Group, Inc.	6,149,580	315,658
Chubb Ltd.	1,825,580	284,170
Fairfax Financial Holdings Ltd. (sub. vtg.)	136,240	63,972
Marsh & McLennan Companies, Inc.	250,276	27,883
The Travelers Companies, Inc.	26,787	3,668
		877,122

TOTAL FINANCIALS		16,277,196

HEALTH CARE - 13.3%
Biotechnology - 1.9%
23andMe, Inc. (a)(d)(e)	166,622	2,386
AbbVie, Inc.	1,955,008	173,096
Acceleron Pharma, Inc. (a)	89,977	4,771
Allogene Therapeutics, Inc. (a)(b)	595,199	15,463
Amgen, Inc.	355,581	85,720
Argenx SE ADR (a)	122,893	19,727
bluebird bio, Inc. (a)	569,239	49,951
Bridgebio Pharma, Inc.	199,640	6,997
CSL Ltd.	63,960	12,377
Galapagos Genomics NV sponsored ADR (a)	82,661	17,097
Gilead Sciences, Inc.	154,049	10,010
Global Blood Therapeutics, Inc. (a)	162,202	12,893
Idorsia Ltd. (a)	1,828,682	56,572
Innovent Biolgics, Inc. (a)(c)	3,741,500	12,748
Morphosys AG (a)	218,515	31,080
Neurocrine Biosciences, Inc. (a)	335,241	36,035
Regeneron Pharmaceuticals, Inc. (a)	740,461	278,028
Turning Point Therapeutics, Inc.	562,113	35,014
Vertex Pharmaceuticals, Inc. (a)	6,393,750	1,399,912
		2,259,877
Health Care Equipment & Supplies - 4.0%
Abbott Laboratories	6,587,793	572,216
Baxter International, Inc.	6,901,472	577,101
Boston Scientific Corp. (a)	10,490,003	474,358
Danaher Corp.	5,307,617	814,613
DexCom, Inc. (a)	2,022,071	442,308
Edwards Lifesciences Corp. (a)	3,336,231	778,309
Haemonetics Corp. (a)	94,962	10,911
Hoya Corp.	66,700	6,415
Intuitive Surgical, Inc. (a)	809,721	478,667
Masimo Corp. (a)	233,921	36,974
ResMed, Inc.	329,888	51,123
Sonova Holding AG Class B	511,980	117,177
Stryker Corp.	1,905,271	399,993
Zimmer Biomet Holdings, Inc.	404,386	60,528
		4,820,693
Health Care Providers & Services - 3.2%
Anthem, Inc.	84,571	25,543
Cigna Corp.	137,787	28,176
Hapvida Participacoes e Investimentos SA (c)	3,718,300	59,065
UnitedHealth Group, Inc.	12,505,706	3,676,427
		3,789,211
Health Care Technology - 0.2%
Veeva Systems, Inc. Class A (a)	2,054,164	288,939
Life Sciences Tools & Services - 1.6%
10X Genomics, Inc. (a)	396,548	30,237
Bio-Rad Laboratories, Inc. Class A (a)	206,644	76,464
Bruker Corp.	210,973	10,753
IQVIA Holdings, Inc. (a)	1,239,459	191,509
Mettler-Toledo International, Inc. (a)	1,064,570	844,502
PRA Health Sciences, Inc. (a)	89,690	9,969
Thermo Fisher Scientific, Inc.	2,190,075	711,490
Wuxi Biologics (Cayman), Inc. (a)(c)	1,095,500	13,869
		1,888,793
Pharmaceuticals - 2.4%
Astellas Pharma, Inc.	740,300	12,637
AstraZeneca PLC:
(United Kingdom)	671,003	67,162
sponsored ADR	16,185,904	807,029
Bristol-Myers Squibb Co.	4,523,999	290,395
Bristol-Myers Squibb Co. rights (a)	1,027,380	3,092
Eli Lilly & Co.	1,996,336	262,378
Hansoh Pharmaceutical Group Co. Ltd. (c)	18,724,000	62,235
Merck & Co., Inc.	5,761,654	524,022
Novartis AG sponsored ADR	3,166,649	299,850
Roche Holding AG (participation certificate)	600,048	195,017
Zoetis, Inc. Class A	2,814,672	372,522
		2,896,339

TOTAL HEALTH CARE		15,943,852

INDUSTRIALS - 3.1%
Aerospace & Defense - 0.7%
Harris Corp.	1,345,961	266,325
Lockheed Martin Corp.	241,185	93,913
Northrop Grumman Corp.	549,095	188,872
Space Exploration Technologies Corp.:
Class A (a)(d)(e)	295,578	63,254
Class C (a)(d)(e)	12,991	2,780
TransDigm Group, Inc.	395,551	221,509
		836,653
Airlines - 0.0%
Southwest Airlines Co.	416,248	22,469
United Continental Holdings, Inc. (a)	124,197	10,941
		33,410
Building Products - 0.1%
Allegion PLC	78,972	9,835
Masco Corp.	724,139	34,751
Toto Ltd.	2,298,900	97,076
		141,662
Commercial Services & Supplies - 0.4%
Cintas Corp.	1,277,612	343,780
Clean TeQ Holdings Ltd. (a)(b)(f)	39,861,660	5,734
Edenred SA	217,731	11,259
TulCo LLC (a)(d)(e)(g)	140,771	73,551
		434,324
Electrical Equipment - 0.2%
AMETEK, Inc.	1,215,816	121,265
Generac Holdings, Inc. (a)	208,149	20,938
Vestas Wind Systems A/S	979,508	98,937
		241,140
Industrial Conglomerates - 0.4%
General Electric Co.	39,674,149	442,764
Machinery - 0.6%
Dover Corp.	62,664	7,223
Fortive Corp.	7,195,129	549,636
IDEX Corp.	68,222	11,734
Ingersoll-Rand PLC	690,810	91,822
PACCAR, Inc.	151,272	11,966
		672,381
Professional Services - 0.4%
Clarivate Analytics PLC (a)	7,927,270	133,178
CoStar Group, Inc. (a)	156,075	93,380
Experian PLC	2,683,449	90,968
FTI Consulting, Inc. (a)	1,308,662	144,817
		462,343
Road & Rail - 0.3%
Canadian Pacific Railway Ltd.	182,391	46,496
Keisei Electric Railway Co.	315,400	12,222
Lyft, Inc.	323,908	13,935
Union Pacific Corp.	1,828,306	330,539
		403,192

TOTAL INDUSTRIALS		3,667,869

INFORMATION TECHNOLOGY - 31.9%
Communications Equipment - 0.2%
Motorola Solutions, Inc.	1,322,504	213,108
Electronic Equipment & Components - 2.4%
Amphenol Corp. Class A (f)	19,577,326	2,118,854
CDW Corp.	1,382,584	197,488
Keysight Technologies, Inc. (a)	1,681,771	172,600
Zebra Technologies Corp. Class A (a)	1,295,997	331,049
		2,819,991
IT Services - 9.8%
Accenture PLC Class A	1,599,221	336,748
Adyen BV (a)(c)	179,649	147,305
ASAC II LP (a)(d)(e)	39,494,500	6,635
Endava PLC ADR (a)	135,534	6,316
EPAM Systems, Inc. (a)	458,293	97,231
Fidelity National Information Services, Inc.	456,910	63,552
Fiserv, Inc. (a)	673,389	77,864
Global Payments, Inc.	2,603,019	475,207
MasterCard, Inc. Class A	10,261,002	3,063,833
MongoDB, Inc. Class A (a)(b)	1,787,265	235,222
Okta, Inc. (a)	3,276,421	378,001
PayPal Holdings, Inc. (a)	16,432,110	1,777,461
Shopify, Inc. Class A (a)	881,709	350,565
StoneCo Ltd. Class A (a)(b)	997,655	39,796
Visa, Inc. Class A	24,807,626	4,661,353
		11,717,089
Semiconductors & Semiconductor Equipment - 2.7%
Advanced Micro Devices, Inc. (a)	9,852,874	451,853
Analog Devices, Inc.	1,722,414	204,692
ASML Holding NV	285,549	84,505
Cirrus Logic, Inc. (a)	434,478	35,805
Enphase Energy, Inc. (a)(b)	458,635	11,984
KLA-Tencor Corp.	66,808	11,903
Lam Research Corp.	1,015,921	297,055
Marvell Technology Group Ltd.	1,975,345	52,465
Microchip Technology, Inc. (b)	501,405	52,507
NVIDIA Corp.	3,592,991	845,431
NXP Semiconductors NV	1,825,216	232,277
Qorvo, Inc. (a)	621,607	72,249
Qualcomm, Inc.	7,074,006	624,140
SolarEdge Technologies, Inc. (a)	525,500	49,970
Synaptics, Inc. (a)	479,706	31,550
Taiwan Semiconductor Manufacturing Co. Ltd. sponsored ADR	325,805	18,929
Universal Display Corp.	119,799	24,687
Xilinx, Inc.	1,873,439	183,166
		3,285,168
Software - 14.5%
Adobe, Inc. (a)	10,440,092	3,443,247
Atlassian Corp. PLC (a)	2,094,986	252,111
Ceridian HCM Holding, Inc. (a)(b)	811,468	55,082
Cloudflare, Inc.	6,547,014	106,107
Coupa Software, Inc. (a)	1,146,761	167,714
DocuSign, Inc. (a)	168,287	12,472
Dropbox, Inc. Class A (a)	4,760,965	85,269
Fortinet, Inc. (a)	109,815	11,724
Intuit, Inc.	2,145,344	561,930
Microsoft Corp.	42,397,644	6,686,108
Netcompany Group A/S (a)(c)	438,480	20,865
Paycom Software, Inc. (a)	764,134	202,312
RingCentral, Inc. (a)	2,290,537	386,345
Salesforce.com, Inc. (a)	27,286,307	4,437,845
Slack Technologies, Inc. Class A (a)(b)	3,201,202	71,963
Tanium, Inc. Class B (a)(d)(e)	2,944,100	28,676
Workday, Inc. Class A (a)	4,994,158	821,289
Xero Ltd. (a)	220,471	12,377
		17,363,436
Technology Hardware, Storage & Peripherals - 2.3%
Apple, Inc.	9,178,943	2,695,397
Samsung Electronics Co. Ltd.	1,682,300	81,230
		2,776,627

TOTAL INFORMATION TECHNOLOGY		38,175,419

MATERIALS - 2.2%
Chemicals - 0.6%
Air Products & Chemicals, Inc.	574,595	135,024
FMC Corp.	365,770	36,511
Growmax Resources Corp. (a)(c)(e)	3,078,363	130
PPG Industries, Inc.	359,000	47,923
Sherwin-Williams Co.	826,357	482,212
Westlake Chemical Corp.	892,911	62,638
		764,438
Construction Materials - 0.0%
Vulcan Materials Co.	4,375	630
Containers & Packaging - 0.0%
Avery Dennison Corp.	98,299	12,859
Metals & Mining - 1.6%
Agnico Eagle Mines Ltd. (Canada)	905,752	55,787
B2Gold Corp.	48,696,558	195,379
Barrick Gold Corp.	1,228,159	22,831
Barrick Gold Corp. (Canada)	25,339,747	470,675
Franco-Nevada Corp.	4,428,484	457,291
Ivanhoe Mines Ltd. (a)	45,803,384	149,909
Ivanhoe Mines Ltd. (a)(c)	13,172,377	43,112
Kirkland Lake Gold Ltd.	5,764,859	254,115
Lundin Gold, Inc. (a)	2,026,371	12,999
Newcrest Mining Ltd.	6,555,041	139,150
Novagold Resources, Inc. (a)	7,330,141	65,593
Royal Gold, Inc.	184,344	22,536
Wheaton Precious Metals Corp.	855,934	25,469
		1,914,846

TOTAL MATERIALS		2,692,773

REAL ESTATE - 0.7%
Equity Real Estate Investment Trusts (REITs) - 0.7%
American Tower Corp.	2,864,321	658,278
Equity Commonwealth	370,335	12,158
Equity Residential (SBI)	1,907,956	154,392
Prologis, Inc.	388,091	34,594
		859,422
Real Estate Management & Development - 0.0%
WeWork Companies, Inc. Class A (a)(d)(e)	53,694	1,030

TOTAL REAL ESTATE		860,452

UTILITIES - 0.1%
Electric Utilities - 0.1%
NextEra Energy, Inc.	728,942	176,521
TOTAL COMMON STOCKS
(Cost $51,325,474)		118,907,239

Preferred Stocks - 0.8%
Convertible Preferred Stocks - 0.8%
COMMUNICATION SERVICES - 0.0%
Wireless Telecommunication Services - 0.0%
Altiostar Networks, Inc. Series A1 (a)(d)(e)	2,124,227	9,070
CONSUMER DISCRETIONARY - 0.1%
Diversified Consumer Services - 0.1%
Airbnb, Inc.:
Series D (a)(d)(e)	578,817	58,657
Series E (a)(d)(e)	388,853	39,406
ZenPayroll, Inc. Series D (d)(e)	2,436,137	32,431
		130,494
Textiles, Apparel & Luxury Goods - 0.0%
Allbirds, Inc.:
Series A (a)(d)(e)	342,405	3,893
Series B (a)(d)(e)	60,155	684
Series C (a)(d)(e)	574,905	6,537
Series Seed (a)(d)(e)	183,970	2,092
Aurora Innovation, Inc. Series B (d)(e)	2,121,140	19,600
		32,806
TOTAL CONSUMER DISCRETIONARY		163,300
CONSUMER STAPLES - 0.1%
Food & Staples Retailing - 0.1%
Roofoods Ltd. Series F (a)(d)(e)	154,611	72,911
HEALTH CARE - 0.2%
Biotechnology - 0.2%
23andMe, Inc.:
Series E (a)(d)(e)	664,987	9,523
Series F (a)(d)(e)	3,348,986	47,957
Generation Bio Series B (a)(d)(e)	2,430,600	22,094
Intarcia Therapeutics, Inc. Series CC (a)(d)(e)	2,100,446	84,942
Nuvation Bio, Inc. Series A (d)(e)(h)	35,794,400	27,611
		192,127
Health Care Providers & Services - 0.0%
Get Heal, Inc. Series B (a)(d)(e)	35,877,127	215
Mulberry Health, Inc.:
Series A-8 (a)(d)(e)	7,960,894	41,715
Series A-9 (a)(d)(e)	600,009	3,144
Series AA-9 (a)(d)(e)	49,783	261
		45,335
Pharmaceuticals - 0.0%
Allovir, Inc. Series B (d)(e)	1,909,634	15,564
TOTAL HEALTH CARE		253,026
INDUSTRIALS - 0.1%
Aerospace & Defense - 0.1%
Space Exploration Technologies Corp.:
Series G (a)(d)(e)	558,215	119,458
Series H (a)(d)(e)	120,282	25,740
		145,198
INFORMATION TECHNOLOGY - 0.1%
Software - 0.1%
Affirm, Inc. Series F (d)(e)	2,371,275	30,115
Carbon, Inc.:
Series D (a)(d)(e)	915,425	25,627
Series E (d)(e)	139,606	3,908
Delphix Corp. Series D (a)(d)(e)	3,712,687	26,212
		85,862
MATERIALS - 0.1%
Metals & Mining - 0.1%
High Power Exploration, Inc. Series A (d)(e)	12,577,747	66,285
REAL ESTATE - 0.1%
Real Estate Management & Development - 0.1%
WeWork Companies, Inc.:
Series E (a)(d)(e)	5,464,465	104,863
Series F (a)(d)(e)	253,732	4,869
		109,732

TOTAL CONVERTIBLE PREFERRED STOCKS		905,384

Nonconvertible Preferred Stocks - 0.0%
CONSUMER STAPLES - 0.0%
Food & Staples Retailing - 0.0%
Roofoods Ltd. Series G (e)	46,145	21,761
ENERGY - 0.0%
Oil, Gas & Consumable Fuels - 0.0%
Petroleo Brasileiro SA - Petrobras sponsored ADR	1,477,906	23,558

TOTAL NONCONVERTIBLE PREFERRED STOCKS		45,319

TOTAL PREFERRED STOCKS
(Cost $857,560)		950,703

Money Market Funds - 0.2%
Fidelity Cash Central Fund 1.58% (i)	54,715,042	54,726
Fidelity Securities Lending Cash Central Fund 1.58% (i)(j)	159,230,324	159,246
TOTAL MONEY MARKET FUNDS
(Cost $213,971)		213,972
TOTAL INVESTMENT IN SECURITIES - 100.3%
(Cost $52,397,005)		120,071,914
NET OTHER ASSETS (LIABILITIES) - (0.3)%		(347,436)
NET ASSETS - 100%		$119,724,478

Values shown as $0 in the Schedule of Investments may reflect amounts less than $500.

Legend

 (a) Non-income producing

 (b) Security or a portion of the security is on loan at period end.

 (c) Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the end of the period, the value of these securities amounted to $455,730,000 or 0.4% of net assets.

 (d) Restricted securities (including private placements) - Investment in securities not registered under the Securities Act of 1933 (excluding 144A issues). At the end of the period, the value of restricted securities (excluding 144A issues) amounted to $1,093,560,000 or 0.9% of net assets.

 (e) Level 3 security

 (f) Affiliated company

 (g) Investment is owned by a wholly-owned subsidiary (Subsidiary) that is treated as a corporation for U.S. tax purposes.

 (h) Security or a portion of the security purchased on a delayed delivery or when-issued basis.

 (i) Affiliated fund that is generally available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's website or upon request.

 (j) Investment made with cash collateral received from securities on loan.

Additional information on each restricted holding is as follows:

Security	Acquisition Date	Acquisition Cost (000s)
23andMe, Inc.	12/7/18	$2,799
23andMe, Inc. Series E	6/18/15	$7,200
23andMe, Inc. Series F	8/31/17	$46,498
Affirm, Inc. Series F	3/22/19	$31,261
Airbnb, Inc. Series D	4/16/14	$23,565
Airbnb, Inc. Series E	6/29/15	$36,200
Allbirds, Inc.	10/9/18	$9,515
Allbirds, Inc. Series Seed	10/9/18	$2,018
Allbirds, Inc. Series A	10/9/18	$3,755
Allbirds, Inc. Series B	10/9/18	$660
Allbirds, Inc. Series C	10/9/18	$6,305
Allovir, Inc. Series B	5/8/19	$15,564
Altiostar Networks, Inc. Series A1	1/10/17	$9,771
ASAC II LP	10/10/13	$3,041
Aurora Innovation, Inc. Series B	3/1/19	$19,600
Carbon, Inc. Series D	12/15/17	$21,376
Carbon, Inc. Series E	3/22/19	$3,908
Delphix Corp. Series D	7/10/15	$33,414
Generation Bio Series B	2/21/18	$22,230
Get Heal, Inc. Series B	11/7/16	$10,944
High Power Exploration, Inc. Series A	11/15/19	$66,285
Intarcia Therapeutics, Inc. Series CC	11/14/12	$28,629
Mulberry Health, Inc. Series A-8	1/20/16	$53,774
Mulberry Health, Inc. Series A-9	3/23/18	$4,281
Mulberry Health, Inc. Series AA-9	3/23/18	$145
Nuvation Bio, Inc. Series A	6/17/19	$27,612
Roofoods Ltd. Series F	9/12/17	$54,666
Space Exploration Technologies Corp. Class A	10/16/15 - 9/11/17	$30,689
Space Exploration Technologies Corp. Class C	9/11/17	$1,754
Space Exploration Technologies Corp. Series G	1/20/15	$43,239
Space Exploration Technologies Corp. Series H	8/4/17	$16,238
Tanium, Inc. Class B	4/21/17	$14,615
TulCo LLC	8/24/17 - 9/7/18	$52,173
WeWork Companies, Inc. Class A	6/23/15	$1,766
WeWork Companies, Inc. Series E	6/23/15	$179,724
WeWork Companies, Inc. Series F	12/1/16	$12,735
ZenPayroll, Inc. Series D	7/16/19	$32,431

Affiliated Central Funds

Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:

Fund	Income earned
(Amounts in thousands)
Fidelity Cash Central Fund	$37,724
Fidelity Securities Lending Cash Central Fund	6,389
Total	$44,113

Amounts in the income column in the above table include any capital gain distributions from underlying funds, which are presented in the corresponding line-item in the Statement of Operations, if applicable. Amount for Fidelity Securities Lending Cash Central Fund represents the income earned on investing cash collateral, less rebates paid to borrowers and any lending agent fees associated with the loan, plus any premium payments received for lending certain types of securities.

Other Affiliated Issuers

An affiliated company is a company in which the Fund has ownership of at least 5% of the voting securities. Fiscal year to date transactions with companies which are or were affiliates are as follows:

Affiliate (Amounts in thousands)	Value, beginning of period	Purchases	Sales Proceeds(a)	Dividend Income	Realized Gain (loss)	Change in Unrealized appreciation (depreciation)	Value, end of period
Amphenol Corp. Class A	$1,831,879	$11,985	$291,699	$20,117	$124,412	$442,277	$2,118,854
B2Gold Corp.	151,042	--	9,671	421	5,629	48,379	--
Birchcliff Energy Ltd.	47,013	--	2,625	1,373	(1,676)	(3,033)	39,679
Birchcliff Energy Ltd.	1,528	--	--	46	--	(159)	1,369
Centennial Resource Development, Inc. Class A	231,392	3,258	9,411	--	(2,824)	(129,987)	92,428
Churchill Capital Corp. Class A	--	63,958	865	--	155	--	--
Clean TeQ Holdings Ltd.	11,088	76	542	--	(1,429)	(3,459)	5,734
Ivanhoe Mines Ltd.	84,386	--	7,352	--	5,460	67,415	--
Ivanhoe Mines Ltd.	24,268	--	2,114	--	(1,770)	22,728	--
Metro Bank PLC	121,700	--	62,162	--	(58,711)	(827)	--
Mettler-Toledo International, Inc.	785,722	33,206	258,689	--	184,137	100,126	--
Total	$3,290,018	$112,483	$645,130	$21,957	$253,383	$543,460	$2,258,064

 (a) Includes the value of securities delivered through in-kind transactions, if applicable.

Investment Valuation

The following is a summary of the inputs used, as of December 31, 2019, involving the Fund's assets and liabilities carried at fair value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used below, please refer to the Investment Valuation section in the accompanying Notes to Financial Statements.

	Valuation Inputs at Reporting Date:
Description	Total	Level 1	Level 2	Level 3
(Amounts in thousands)
Investments in Securities:
Equities:
Communication Services	$21,044,568	$21,035,498	$--	$9,070
Consumer Discretionary	14,136,530	13,904,756	58,610	173,164
Consumer Staples	4,806,944	4,540,724	171,548	94,672
Energy	1,415,715	1,415,715	--	--
Financials	16,277,196	16,277,196	--	--
Health Care	16,196,878	15,666,650	274,816	255,412
Industrials	3,813,067	3,229,081	299,203	284,783
Information Technology	38,261,281	38,034,001	106,107	121,173
Materials	2,759,058	2,692,643	--	66,415
Real Estate	970,184	859,422	--	110,762
Utilities	176,521	176,521	--	--
Money Market Funds	213,972	213,972	--	--
Total Investments in Securities:	$120,071,914	$118,046,179	$910,284	$1,115,451

The following is a reconciliation of Investments in Securities for which Level 3 inputs were used in determining value:

(Amounts in thousands)
Investments in Securities:
Beginning Balance	$1,761,332
Net Realized Gain (Loss) on Investment Securities	(57,935)
Net Unrealized Gain (Loss) on Investment Securities	(198,044)
Cost of Purchases	215,969
Proceeds of Sales	(29,898)
Amortization/Accretion	--
Transfers into Level 3	191
Transfers out of Level 3	(576,164)
Ending Balance	$1,115,451
The change in unrealized gain (loss) for the period attributable to Level 3 securities held at December 31, 2019	$(267,008)

The information used in the above reconciliation represents fiscal year to date activity for any Investments in Securities identified as using Level 3 inputs at either the beginning or the end of the current fiscal period, and proceeds of sales includes securities delivered through in-kind transactions. Transfers in or out of Level 3 represent the beginning value of any Security or Instrument where a change in the pricing level occurred from the beginning to the end of the period. The cost of purchases and the proceeds of sales may include securities received or delivered through corporate actions or exchanges. Realized and unrealized gains (losses) disclosed in the reconciliation are included in Net Gain (Loss) on the Fund's Statement of Operations.

See accompanying notes which are an integral part of the financial statements.

Financial Statements

Statement of Assets and Liabilities

Amounts in thousands (except per-share amounts)		December 31, 2019
Assets
Investment in securities, at value (including securities loaned of $156,889) — See accompanying schedule: Unaffiliated issuers (cost $51,129,546)	$117,599,878
Fidelity Central Funds (cost $213,971)	213,972
Other affiliated issuers (cost $1,053,488)	2,258,064
Total Investment in Securities (cost $52,397,005)		$120,071,914
Cash		395
Foreign currency held at value (cost $1)		1
Receivable for investments sold		288,391
Receivable for fund shares sold		56,466
Dividends receivable		59,727
Distributions receivable from Fidelity Central Funds		2,085
Prepaid expenses		163
Other receivables		5,419
Total assets		120,484,561
Liabilities
Payable for investments purchased
Regular delivery	$15,229
Delayed delivery	13,806
Payable for fund shares redeemed	459,876
Accrued management fee	73,093
Other affiliated payables	10,969
Other payables and accrued expenses	28,036
Collateral on securities loaned	159,074
Total liabilities		760,083
Net Assets		$119,724,478
Net Assets consist of:
Paid in capital		$51,650,577
Total accumulated earnings (loss)		68,073,901
Net Assets		$119,724,478
Net Asset Value and Maximum Offering Price
Contrafund:
Net Asset Value, offering price and redemption price per share ($97,098,237÷ 7,082,602 shares)		$13.71
Class K:
Net Asset Value, offering price and redemption price per share ($22,626,241 ÷ 1,648,492 shares)		$13.73

See accompanying notes which are an integral part of the financial statements.

Statement of Operations

Amounts in thousands		Year ended December 31, 2019
Investment Income
Dividends (including $21,957 earned from other affiliated issuers)		$930,827
Interest		124
Income from Fidelity Central Funds (including $6,389 from security lending)		44,113
Total income		975,064
Expenses
Management fee
Basic fee	$633,759
Performance adjustment	210,306
Transfer agent fees	131,169
Accounting and security lending fees	3,686
Custodian fees and expenses	1,133
Independent trustees' fees and expenses	647
Registration fees	369
Audit	240
Legal	188
Interest	14
Miscellaneous	805
Total expenses before reductions	982,316
Expense reductions	(2,914)
Total expenses after reductions		979,402
Net investment income (loss)		(4,338)
Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers	9,062,996
Redemptions in-kind with affiliated entities	122,459
Fidelity Central Funds	56
Other affiliated issuers	253,383
Foreign currency transactions	(417)
Total net realized gain (loss)		9,438,477
Change in net unrealized appreciation (depreciation) on:
Investment securities:
Unaffiliated issuers (net of increase in deferred foreign taxes of $22,379)	20,636,802
Fidelity Central Funds	(56)
Other affiliated issuers	543,460
Assets and liabilities in foreign currencies	87
Total change in net unrealized appreciation (depreciation)		21,180,293
Net gain (loss)		30,618,770
Net increase (decrease) in net assets resulting from operations		$30,614,432

See accompanying notes which are an integral part of the financial statements.

Statement of Changes in Net Assets

Amounts in thousands	Year ended December 31, 2019	Year ended December 31, 2018
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$(4,338)	$44,957
Net realized gain (loss)	9,438,477	13,728,208
Change in net unrealized appreciation (depreciation)	21,180,293	(15,445,399)
Net increase (decrease) in net assets resulting from operations	30,614,432	(1,672,234)
Distributions to shareholders	(5,019,205)	(9,545,204)
Share transactions - net increase (decrease)	(14,000,174)	(3,226,163)
Total increase (decrease) in net assets	11,595,053	(14,443,601)
Net Assets
Beginning of period	108,129,425	122,573,026
End of period	$119,724,478	$108,129,425

See accompanying notes which are an integral part of the financial statements.

Financial Highlights

Fidelity Contrafund

Years ended December 31,	2019	2018 A	2017 A	2016 A	2015 A
Selected Per–Share Data
Net asset value, beginning of period	$11.01	$12.24	$9.85	$9.89	$9.80
Income from Investment Operations
Net investment income (loss)B	–C	–C	.01	.03	.03
Net realized and unrealized gain (loss)	3.27	(.22)	3.14	.31	.59
Total from investment operations	3.27	(.22)	3.15	.34	.62
Distributions from net investment income	–	–	(.01)	(.03)	(.03)
Distributions from net realized gain	(.57)	(1.01)	(.75)	(.35)	(.50)
Total distributions	(.57)	(1.01)	(.76)	(.38)	(.53)
Net asset value, end of period	$13.71	$11.01	$12.24	$9.85	$9.89
Total ReturnD	29.98%	(2.13)%	32.21%	3.36%	6.46%
Ratios to Average Net AssetsE,F
Expenses before reductions	.85%	.82%	.74%	.68%	.71%
Expenses net of fee waivers, if any	.85%	.81%	.74%	.68%	.71%
Expenses net of all reductions	.85%	.81%	.74%	.68%	.70%
Net investment income (loss)	(.02)%	.01%	.08%	.29%	.33%
Supplemental Data
Net assets, end of period (in millions)	$97,098	$82,628	$89,874	$73,035	$77,724
Portfolio turnover rateG	26%H	32%H	29%H	41%H	35%H

 A Per share amounts have been adjusted to reflect the impact of the 10 for 1 share split that occurred on August 10, 2018.

 B Calculated based on average shares outstanding during the period.

 C Amount represents less than $.005 per share.

 D Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 E Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

 F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

 G Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

 H Portfolio turnover rate excludes securities received or delivered in-kind.

See accompanying notes which are an integral part of the financial statements.

Fidelity Contrafund Class K

Years ended December 31,	2019	2018 A	2017 A	2016 A	2015 A
Selected Per–Share Data
Net asset value, beginning of period	$11.01	$12.24	$9.84	$9.88	$9.79
Income from Investment Operations
Net investment income (loss)B	.01	.01	.02	.04	.04
Net realized and unrealized gain (loss)	3.28	(.23)	3.14	.31	.59
Total from investment operations	3.29	(.22)	3.16	.35	.63
Distributions from net investment income	–	–	(.02)	(.04)	(.04)
Distributions from net realized gain	(.57)	(1.01)	(.74)	(.35)	(.50)
Total distributions	(.57)	(1.01)	(.76)	(.39)	(.54)
Net asset value, end of period	$13.73	$11.01	$12.24	$9.84	$9.88
Total ReturnC	30.17%	(2.07)%	32.34%	3.48%	6.55%
Ratios to Average Net AssetsD,E
Expenses before reductions	.77%	.73%	.65%	.58%	.61%
Expenses net of fee waivers, if any	.76%	.73%	.65%	.58%	.61%
Expenses net of all reductions	.76%	.72%	.65%	.58%	.61%
Net investment income (loss)	.06%	.10%	.17%	.39%	.43%
Supplemental Data
Net assets, end of period (in millions)	$22,626	$25,502	$32,699	$29,031	$31,560
Portfolio turnover rateF	26%G	32%G	29%G	41%G	35%G

 A Per share amounts have been adjusted to reflect the impact of the 10 for 1 share split that occurred on August 10, 2018.

 B Calculated based on average shares outstanding during the period.

 C Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 D Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

 E Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

 F Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

 G Portfolio turnover rate excludes securities received or delivered in-kind.

See accompanying notes which are an integral part of the financial statements.

Notes to Financial Statements

For the period ended December 31, 2019
(Amounts in thousands except percentages)

1. Organization.

Fidelity Contrafund (the Fund) is a fund of Fidelity Contrafund (the Trust) and is authorized to issue an unlimited number of shares. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. The Fund offers Contrafund and Class K shares, each of which has equal rights as to assets and voting privileges. Each class has exclusive voting rights with respect to matters that affect that class.

2. Investments in Fidelity Central Funds.

The Fund invests in Fidelity Central Funds, which are open-end investment companies generally available only to other investment companies and accounts managed by the investment adviser and its affiliates. The Fund's Schedule of Investments lists each of the Fidelity Central Funds held as of period end, if any, as an investment of the Fund, but does not include the underlying holdings of each Fidelity Central Fund. As an Investing Fund, the Fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds.

The Money Market Central Funds seek preservation of capital and current income and are managed by Fidelity Investments Money Management, Inc. (FIMM), an affiliate of the investment adviser. Annualized expenses of the Money Market Central Funds as of their most recent shareholder report date ranged from less than .005% to .01%.

A complete unaudited list of holdings for each Fidelity Central Fund is available upon request or at the Securities and Exchange Commission (the SEC) website at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC website or upon request.

3. Significant Accounting Policies.

The Fund is an investment company and applies the accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946 Financial Services – Investments Companies. The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (GAAP), which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. Subsequent events, if any, through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. The following summarizes the significant accounting policies of the Fund:

Investment Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. The Board of Trustees (the Board) has delegated the day to day responsibility for the valuation of the Fund's investments to the Fair Value Committee (the Committee) established by the Fund's investment adviser. In accordance with valuation policies and procedures approved by the Board, the Fund attempts to obtain prices from one or more third party pricing vendors or brokers to value its investments. When current market prices, quotations or currency exchange rates are not readily available or reliable, investments will be fair valued in good faith by the Committee, in accordance with procedures adopted by the Board. Factors used in determining fair value vary by investment type and may include market or investment specific events, changes in interest rates and credit quality. The frequency with which these procedures are used cannot be predicted and they may be utilized to a significant extent. The Committee oversees the Fund's valuation policies and procedures and reports to the Board on the Committee's activities and fair value determinations. The Board monitors the appropriateness of the procedures used in valuing the Fund's investments and ratifies the fair value determinations of the Committee.

The Fund categorizes the inputs to valuation techniques used to value its investments into a disclosure hierarchy consisting of three levels as shown below:

  Level 1 – quoted prices in active markets for identical investments
  Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)
  Level 3 – unobservable inputs (including the Fund's own assumptions based on the best information available)

Valuation techniques used to value the Fund's investments by major category are as follows:

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by a third party pricing vendor on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price or may be valued using the last available price and are generally categorized as Level 2 in the hierarchy. For foreign equity securities, when market or security specific events arise, comparisons to the valuation of American Depositary Receipts (ADRs), futures contracts, Exchange-Traded Funds (ETFs) and certain indexes as well as quoted prices for similar securities may be used and would be categorized as Level 2 in the hierarchy. For equity securities, including restricted securities, where observable inputs are limited, assumptions about market activity and risk are used and these securities may be categorized as Level 3 in the hierarchy. Securities, including private placements or other restricted securities, for which observable inputs are not available are valued using alternate valuation approaches, including the market approach, income approach and cost approach and are categorized as Level 3 in the hierarchy. The market approach considers factors including the price of recent investments in the same or a similar security or financial metrics of comparable securities. The income approach considers factors including expected future cash flows, security specific risks and corresponding discount rates. The cost approach considers factors including the value of the security's underlying assets and liabilities.

Debt securities, including restricted securities, are valued based on evaluated prices received from third party pricing vendors or from brokers who make markets in such securities. Corporate bonds are valued by pricing vendors who utilize matrix pricing which considers yield or price of bonds of comparable quality, coupon, maturity and type or by broker-supplied prices. When independent prices are unavailable or unreliable, debt securities may be valued utilizing pricing methodologies which consider similar factors that would be used by third party pricing vendors. Debt securities are generally categorized as Level 2 in the hierarchy but may be Level 3 depending on the circumstances.

Investments in open-end mutual funds, including the Fidelity Central Funds, are valued at their closing net asset value (NAV) each business day and are categorized as Level 1 in the hierarchy.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The aggregate value of investments by input level as of December 31, 2019, as well as a roll forward of Level 3 investments, is included at the end of the Fund's Schedule of Investments.

Foreign Currency.The Fund may use foreign currency contracts to facilitate transactions in foreign-denominated securities. Gains and losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Foreign-denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rates at period end. Purchases and sales of investment securities, income and dividends received and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Investment Transactions and Income. For financial reporting purposes, the Fund's investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time and includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost and include proceeds received from litigation. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Income and capital gain distributions from Fidelity Central Funds, if any, are recorded on the ex-dividend date. Certain distributions received by the Fund represent a return of capital or capital gain. The Fund determines the components of these distributions subsequent to the ex-dividend date, based upon receipt of tax filings or other correspondence relating to the underlying investment. These distributions are recorded as a reduction of cost of investments and/or as a realized gain. Interest income is accrued as earned and includes coupon interest and amortization of premium and accretion of discount on debt securities as applicable. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain.

Class Allocations and Expenses. Investment income, realized and unrealized capital gains and losses, common expenses of the Fund, and certain fund-level expense reductions, if any, are allocated daily on a pro-rata basis to each class based on the relative net assets of each class to the total net assets of the Fund. Each class differs with respect to transfer agent fees incurred. Certain expense reductions may also differ by class. For the reporting period, the allocated portion of income and expenses to each class as a percent of its average net assets may vary due to the timing of recording these transactions in relation to fluctuating net assets of the classes. Expenses directly attributable to a fund are charged to that fund. Expenses attributable to more than one fund are allocated among the respective funds on the basis of relative net assets or other appropriate methods. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Deferred Trustee Compensation. Under a Deferred Compensation Plan (the Plan) for the Fund, certain independent Trustees have elected to defer receipt of a portion of their annual compensation. Deferred amounts are invested in a cross-section of Fidelity funds, are marked-to-market and remain in the Fund until distributed in accordance with the Plan. The investment of deferred amounts and the offsetting payable to the Trustees of $4,798 are included in the accompanying Statement of Assets and Liabilities in other receivables and other payables and accrued expenses, respectively.

Income Tax Information and Distributions to Shareholders. Each year, the Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code, including distributing substantially all of its taxable income and realized gains. As a result, no provision for U.S. Federal income taxes is required. As of December 31, 2019, the Fund did not have any unrecognized tax benefits in the financial statements; nor is the Fund aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. The Fund files a U.S. federal tax return, in addition to state and local tax returns as required. The Fund's federal income tax returns are subject to examination by the Internal Revenue Service (IRS) for a period of three fiscal years after they are filed. State and local tax returns may be subject to examination for an additional fiscal year depending on the jurisdiction. Foreign taxes are provided for based on the Fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests. The Fund is subject to a tax imposed on capital gains by certain countries in which it invests. An estimated deferred tax liability for net unrealized appreciation on the applicable securities is included in Other payables and accrued expenses on the Statement of Assets & Liabilities.

Distributions are declared and recorded on the ex-dividend date. Income and capital gain distributions are declared separately for each class. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. In addition, the Fund claimed a portion of the payment made to redeeming shareholders as a distribution for income tax purposes.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Capital accounts are not adjusted for temporary book-tax differences which will reverse in a subsequent period.

Book-tax differences are primarily due to foreign currency transactions, passive foreign investment companies (PFIC), market discount, redemptions in kind, partnerships, deferred trustees compensation and losses deferred due to wash sales and excise tax regulations.

As of period end, the cost and unrealized appreciation (depreciation) in securities, and derivatives if applicable, for federal income tax purposes were as follows:

Gross unrealized appreciation	$68,056,148
Gross unrealized depreciation	(752,655)
Net unrealized appreciation (depreciation)	$67,303,493
Tax Cost	$52,768,421

The tax-based components of distributable earnings as of period end were as follows:

Undistributed long-term capital gain	$797,532
Net unrealized appreciation (depreciation) on securities and other investments	$67,303,546

The tax character of distributions paid was as follows:

	December 31, 2019	December 31, 2018
Long-term Capital Gains	$5,019,205	$9,545,204

Delayed Delivery Transactions and When-Issued Securities. During the period, the Fund transacted in securities on a delayed delivery or when-issued basis. Payment and delivery may take place after the customary settlement period for that security. The price of the underlying securities and the date when the securities will be delivered and paid for are fixed at the time the transaction is negotiated. The securities purchased on a delayed delivery or when-issued basis are identified as such in the Fund's Schedule of Investments. Losses may arise due to changes in the value of the underlying securities or if the counterparty does not perform under the contract's terms, or if the issuer does not issue the securities due to political, economic, or other factors.

Restricted Securities (including Private Placements). The Fund may invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. Information regarding restricted securities is included at the end of the Fund's Schedule of Investments.

Consolidated Subsidiary. The Fund invests in certain investments through a wholly-owned subsidiary ("Subsidiary"), which may be subject to federal and state taxes upon disposition.

As of period end, the Fund held an investment of $73,551 in this Subsidiary, representing .06% of the Fund's net assets. The financial statements have been consolidated and include accounts of the Fund and the Subsidiary. Accordingly, all inter-company transactions and balances have been eliminated.

4. Purchases and Sales of Investments.

Purchases and sales of securities, other than short-term securities and in-kind transactions, aggregated $30,208,539 and $37,095,545, respectively.

Unaffiliated Redemptions In-Kind. During the period, 502,341 shares of the Fund were redeemed in-kind for investments, including accrued interest, and cash with a value of $6,406,178. The net realized gain of $4,021,010 on investments delivered through in-kind redemptions is included in the accompanying Statement of Operations. The amount of the in-kind redemptions is included in share transactions in the accompanying Statement of Changes in Net Assets as well as the Notes to Financial Statements. The Fund recognized no gain or loss for federal income tax purposes.

Prior Fiscal Year Unaffiliated Redemptions In-Kind.

During the prior period, 507,507* shares of the Fund were redeemed in-kind for investments, including accrued interest, and cash with a value of $6,481,043. The Fund had a net realized gain of $4,188,360 on investments delivered through in-kind redemptions. The amount of the in-kind redemptions is included in share transactions in the accompanying Statement of Changes in Net Assets as well as the Notes to Financial Statements. The Fund recognized no gain or loss for federal income tax purposes.

* Share activity prior to August 10, 2018 has been adjusted to reflect the impact of the 10 for 1 share split that occurred on that date.

5. Fees and Other Transactions with Affiliates.

Management Fee. Fidelity Management & Research Company (the investment adviser) and its affiliates provide the Fund with investment management related services for which the Fund pays a monthly management fee. The management fee is the sum of an individual fund fee rate that is based on an annual rate of .30% of the Fund's average net assets and an annualized group fee rate that averaged .24% during the period. The group fee rate is based upon the average net assets of all the mutual funds advised by the investment adviser, including any mutual funds previously advised by the investment adviser that are currently advised by Fidelity SelectCo, LLC, an affiliate of the investment adviser. The group fee rate decreases as assets under management increase and increases as assets under management decrease. In addition, the management fee is subject to a performance adjustment (up to a maximum of +/- .20% of the Fund's average net assets over a 36 month performance period). The upward or downward adjustment to the management fee is based on the relative investment performance of Contrafund as compared to its benchmark index, the S&P 500 Index, over the same 36 month performance period. For the reporting period, the total annual management fee rate, including the performance adjustment, was .71% of the Fund's average net assets. The performance adjustment included in the management fee rate may be higher or lower than the maximum performance adjustment rate due to the difference between the average net assets for the reporting and performance periods.

Transfer Agent Fees. Fidelity Investments Institutional Operations Company, Inc., (FIIOC), an affiliate of the investment adviser, is the transfer, dividend disbursing and shareholder servicing agent for each class of the Fund. FIIOC receives account fees and asset-based fees that vary according to the account size and type of account of the shareholders of Contrafund, except for Class K. FIIOC receives an asset-based fee of Class K's average net assets. FIIOC pays for typesetting, printing and mailing of shareholder reports, except proxy statements.

For the period, transfer agent fees for each class were as follows:

	Amount	% of Class-Level Average Net Assets
Contrafund	$119,639.13
Class K	11,530.05
	$131,169

Accounting and Security Lending Fees. Fidelity Service Company, Inc. (FSC), an affiliate of the investment adviser, maintains the Fund's accounting records. The accounting fee is based on the level of average net assets for each month. Prior to April 1, 2019, FSC had a separate agreement with the Fund for administration of the security lending program, based on the number and duration of lending transactions. For the period, the total fees paid for accounting and administration of securities lending were equivalent to the following annual rates:

% of Average Net Assets
Contrafund	–(a)

 (a) Amount represents less than .005%.

Brokerage Commissions. A portion of portfolio transactions were placed with brokerage firms which are affiliates of the investment adviser. Brokerage commissions are included in net realized gain (loss) and change in net unrealized appreciation (depreciation) in the Statement of Operations. The commissions paid to these affiliated firms were as follows:

Amount
Contrafund	$771

Interfund Lending Program. Pursuant to an Exemptive Order issued by the SEC, the fund, along with other registered investment companies having management contracts with Fidelity Management & Research Company (FMR) or other affiliated entities of FMR, may participate in an interfund lending program. This program provides an alternative credit facility allowing the fund to borrow from, or lend money to, other participating affiliated funds. At period end, there were no interfund loans outstanding. Activity in this program during the period for which loans were outstanding was as follows:

	Borrower or Lender	Average Loan Balance	Weighted Average Interest Rate	Interest Expense
Contrafund	Borrower	$69,014	2.41%	$14

Interfund Trades. The Fund may purchase from or sell securities to other Fidelity Funds under procedures adopted by the Board. The procedures have been designed to ensure these interfund trades are executed in accordance with Rule 17a-7 of the 1940 Act. Interfund trades are included within the respective purchases and sales amounts shown in the Purchases and Sales of Investments note.

Affiliated Redemptions In-Kind. During the period, 13,204 shares of the Fund were redeemed in-kind for investments and cash with a value of $179,130. The net realized gain of $122,459 on investments delivered through in-kind redemptions is included in the accompanying Statement of Operations. The amount of the in-kind redemptions is included in share transactions in the accompanying Statement of Changes in Net Assets as well as the Notes to Financial Statements. The Fund recognized no gain or loss for federal income tax purposes.

6. Committed Line of Credit.

The Fund participates with other funds managed by the investment adviser or an affiliate in a $4.25 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The Fund has agreed to pay commitment fees on its pro-rata portion of the line of credit, which amounted to $314 and is reflected in Miscellaneous expenses on the Statement of Operations. During the period, the Fund did not borrow on this line of credit.

7. Security Lending.

The Fund lends portfolio securities from time to time in order to earn additional income. For equity securities, lending agents are used, including National Financial Services (NFS), an affiliate of the Fund. Pursuant to a securities lending agreement, NFS will receive a fee, which is capped at 9.9% of daily lending revenue, for its services as lending agent. The Fund may lend securities to certain qualified borrowers, including NFS. On the settlement date of the loan, the Fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of the Fund and any additional required collateral is delivered to the Fund on the next business day. The Fund or borrower may terminate the loan at any time, and if the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, the Fund may apply collateral received from the borrower against the obligation. The Fund may experience delays and costs in recovering the securities loaned. Any cash collateral received is invested in the Fidelity Securities Lending Cash Central Fund. The value of loaned securities and cash collateral at period end are disclosed on the Fund's Statement of Assets and Liabilities. At period end, there were no security loans outstanding with NFS, as affiliated borrower. Total fees paid by the Fund to NFS, as lending agent, amounted to $146. Security lending income represents the income earned on investing cash collateral, less rebates paid to borrowers and any lending agent fees associated with the loan, plus any premium payments received for lending certain types of securities. Security lending income is presented in the Statement of Operations as a component of income from Fidelity Central Funds, and includes $80 from securities loaned to NFS, as affiliated borrower.

8. Expense Reductions.

Commissions paid to certain brokers with whom the investment adviser, or its affiliates, places trades on behalf of the Fund include an amount in addition to trade execution, which may be rebated back to the Fund to offset certain expenses. This amount totaled $2,001 for the period. In addition, through arrangements with the Fund's custodian and each class' transfer agent, credits realized as a result of certain uninvested cash balances were used to reduce the Fund's expenses. During the period, custodian credits reduced the Fund's expenses by $3. During the period, transfer agent credits reduced each class' expenses as noted in the table below.

Expense reduction
Contrafund	$21

In addition, during the period the investment adviser reimbursed and/or waived a portion of fund-level operating expenses in the amount of $889.

9. Distributions to Shareholders.

Distributions to shareholders of each class were as follows:

	Year ended December 31, 2019	Year ended December 31, 2018
Distributions to shareholders
Contrafund	$3,992,140	$7,220,133
Class K	1,027,065	2,325,071
Total	$5,019,205	$9,545,204

10. Share Transactions.

Share transactions for each class were as follows and may contain automatic conversions between classes or exchanges between affiliated funds:

	Shares	Shares	Dollars	Dollars
	Year ended December 31, 2019	Year ended December 31, 2018(a)	Year ended December 31, 2019	Year ended December 31, 2018
Contrafund
Shares sold	507,277	905,916	$6,458,090	$11,723,977
Reinvestment of distributions	286,215	589,812	3,742,055	6,814,704
Shares redeemed	(1,218,146)(b),(c)	(1,329,932)(d)	(15,635,943)(b),(c)	(17,031,104)(d)
Net increase (decrease)	(424,654)	165,796	$(5,435,798)	$1,507,577
Class K
Shares sold	236,454	421,063	$3,005,530	$5,450,387
Reinvestment of distributions	78,740	200,953	1,026,783	2,325,013
Shares redeemed	(983,000)(b)	(978,368)(d)	(12,596,689)(b)	(12,509,140)(d)
Net increase (decrease)	(667,806)	(356,352)	$(8,564,376)	$(4,733,740)

 (a) Share activity prior to August 10, 2018 has been adjusted to reflect the impact of the 10 for 1 share split that occurred on that date.

 (b) Amount includes in-kind redemptions (see the Unaffiliated Redemptions In-Kind note for additional details).

 (c) Amount includes in-kind redemptions (see the Affiliated Redemptions In-Kind note for additional details).

 (d) Amount includes in-kind redemptions (see the Prior Fiscal Year Unaffiliated Redemptions In-Kind note for additional details).

11. Other.

The Fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

Effective January 1, 2020, following any required regulatory notices and approvals:

Investment advisers Fidelity Investments Money Management, Inc., FMR Co., Inc., and Fidelity SelectCo, LLC, merged with and into Fidelity Management & Research Company. In connection with the merger transactions, the resulting, merged investment adviser was then redomiciled from Massachusetts to Delaware, changed its corporate structure from a corporation to a limited liability company, and changed its name to "Fidelity Management & Research Company LLC".

Fidelity Investments Institutional Operations Company, Inc. (FIIOC) converted from a Massachusetts corporation to a Massachusetts LLC, and changed its name to "Fidelity Investments Institutional Operations Company LLC".

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Fidelity Contrafund and Shareholders of Fidelity Contrafund:

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Fidelity Contrafund (one of the funds constituting Fidelity Contrafund, referred to hereafter as the “Fund”) as of December 31, 2019, the related statement of operations for the year ended December 31, 2019, the statement of changes in net assets for each of the two years in the period ended December 31, 2019, including the related notes, and the financial highlights for each of the five years in the period ended December 31, 2019 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of December 31, 2019, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended December 31, 2019 and the financial highlights for each of the five years in the period ended December 31, 2019 in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of December 31, 2019 by correspondence with the custodian, issuers of privately offered securities and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Boston, Massachusetts

February 12, 2020

We have served as the auditor of one or more investment companies in the Fidelity group of funds since 1932.

Trustees and Officers

The Trustees, Members of the Advisory Board (if any), and officers of the trust and fund, as applicable, are listed below. The Board of Trustees governs the fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee the fund's activities, review contractual arrangements with companies that provide services to the fund, oversee management of the risks associated with such activities and contractual arrangements, and review the fund's performance.  Except for Michael E. Wiley, each of the Trustees oversees 302 funds. Mr. Wiley oversees 199 funds.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust.  Each Trustee who is not an interested person (as defined in the Investment Company Act of 1940 (1940 Act)) of the trust and the fund is referred to herein as an Independent Trustee.  Each Independent Trustee shall retire not later than the last day of the calendar year in which his or her 75th birthday occurs.  The Independent Trustees may waive this mandatory retirement age policy with respect to individual Trustees.  Officers and Advisory Board Members hold office without limit in time, except that any officer or Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

The fund's Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-800-544-8544 if you’re an individual investing directly with Fidelity, call 1-800-835-5092 if you’re a plan sponsor or participant with Fidelity as your recordkeeper or call 1-877-208-0098 on institutional accounts or if you’re an advisor or invest through one.

Experience, Skills, Attributes, and Qualifications of the Trustees. The Governance and Nominating Committee has adopted a statement of policy that describes the experience, qualifications, attributes, and skills that are necessary and desirable for potential Independent Trustee candidates (Statement of Policy). The Board believes that each Trustee satisfied at the time he or she was initially elected or appointed a Trustee, and continues to satisfy, the standards contemplated by the Statement of Policy. The Governance and Nominating Committee also engages professional search firms to help identify potential Independent Trustee candidates who have the experience, qualifications, attributes, and skills consistent with the Statement of Policy. From time to time, additional criteria based on the composition and skills of the current Independent Trustees, as well as experience or skills that may be appropriate in light of future changes to board composition, business conditions, and regulatory or other developments, have also been considered by the professional search firms and the Governance and Nominating Committee. In addition, the Board takes into account the Trustees' commitment and participation in Board and committee meetings, as well as their leadership of standing and ad hoc committees throughout their tenure.

In determining that a particular Trustee was and continues to be qualified to serve as a Trustee, the Board has considered a variety of criteria, none of which, in isolation, was controlling. The Board believes that, collectively, the Trustees have balanced and diverse experience, qualifications, attributes, and skills, which allow the Board to operate effectively in governing the fund and protecting the interests of shareholders. Information about the specific experience, skills, attributes, and qualifications of each Trustee, which in each case led to the Board's conclusion that the Trustee should serve (or continue to serve) as a trustee of the fund, is provided below.

Board Structure and Oversight Function. James C. Curvey is an interested person and currently serves as Chairman. The Trustees have determined that an interested Chairman is appropriate and benefits shareholders because an interested Chairman has a personal and professional stake in the quality and continuity of services provided to the fund. Independent Trustees exercise their informed business judgment to appoint an individual of their choosing to serve as Chairman, regardless of whether the Trustee happens to be independent or a member of management. The Independent Trustees have determined that they can act independently and effectively without having an Independent Trustee serve as Chairman and that a key structural component for assuring that they are in a position to do so is for the Independent Trustees to constitute a substantial majority for the Board. The Independent Trustees also regularly meet in executive session. Ned C. Lautenbach serves as Chairman of the Independent Trustees and as such (i) acts as a liaison between the Independent Trustees and management with respect to matters important to the Independent Trustees and (ii) with management prepares agendas for Board meetings.

Fidelity® funds are overseen by different Boards of Trustees. The fund's Board oversees Fidelity's high income and certain equity funds, and other Boards oversee Fidelity's investment-grade bond, money market, asset allocation, and other equity funds. The asset allocation funds may invest in Fidelity® funds overseen by the fund's Board. The use of separate Boards, each with its own committee structure, allows the Trustees of each group of Fidelity® funds to focus on the unique issues of the funds they oversee, including common research, investment, and operational issues. On occasion, the separate Boards establish joint committees to address issues of overlapping consequences for the Fidelity® funds overseen by each Board.

The Trustees operate using a system of committees to facilitate the timely and efficient consideration of all matters of importance to the Trustees, the fund, and fund shareholders and to facilitate compliance with legal and regulatory requirements and oversight of the fund's activities and associated risks.  The Board, acting through its committees, has charged FMR and its affiliates with (i) identifying events or circumstances the occurrence of which could have demonstrably adverse effects on the fund's business and/or reputation; (ii) implementing processes and controls to lessen the possibility that such events or circumstances occur or to mitigate the effects of such events or circumstances if they do occur; and (iii) creating and maintaining a system designed to evaluate continuously business and market conditions in order to facilitate the identification and implementation processes described in (i) and (ii) above.  Because the day-to-day operations and activities of the fund are carried out by or through FMR, its affiliates, and other service providers, the fund's exposure to risks is mitigated but not eliminated by the processes overseen by the Trustees.  While each of the Board's committees has responsibility for overseeing different aspects of the fund's activities, oversight is exercised primarily through the Operations, Audit, and Compliance Committees.  Appropriate personnel, including but not limited to the fund's Chief Compliance Officer (CCO), FMR's internal auditor, the independent accountants, the fund's Treasurer and portfolio management personnel, make periodic reports to the Board's committees, as appropriate, including an annual review of Fidelity's risk management program for the Fidelity® funds.  The responsibilities of each standing committee, including their oversight responsibilities, are described further under "Standing Committees of the Trustees."

Interested Trustees*:

Correspondence intended for a Trustee who is an interested person may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+

James C. Curvey (1935)

Year of Election or Appointment: 2007

Trustee

Chairman of the Board of Trustees

Mr. Curvey also serves as Trustee of other Fidelity® funds. Mr. Curvey is Vice Chairman (2007-present) and Director of FMR LLC (diversified financial services company). In addition, Mr. Curvey is an Overseer Emeritus for the Boston Symphony Orchestra, a Director of Artis-Naples, and a Trustee of Brewster Academy in Wolfeboro, New Hampshire. Previously, Mr. Curvey served as a Director of Fidelity Research & Analysis Co. (investment adviser firm, 2009-2018), Director of Fidelity Investments Money Management, Inc. (investment adviser firm, 2009-2014) and a Director of FMR and FMR Co., Inc. (investment adviser firms, 2007-2014).

 * Determined to be an “Interested Trustee” by virtue of, among other things, his or her affiliation with the trust or various entities under common control with FMR.

 + The information includes the Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to the Trustee's qualifications to serve as a Trustee, which led to the conclusion that the Trustee should serve as a Trustee for the fund.

Independent Trustees:

Correspondence intended for an Independent Trustee may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+

Dennis J. Dirks (1948)

Year of Election or Appointment: 2005

Trustee

Mr. Dirks also serves as Trustee of other Fidelity® funds. Prior to his retirement in May 2003, Mr. Dirks was Chief Operating Officer and a member of the Board of The Depository Trust & Clearing Corporation (DTCC). He also served as President, Chief Operating Officer, and Board member of The Depository Trust Company (DTC) and President and Board member of the National Securities Clearing Corporation (NSCC). In addition, Mr. Dirks served as Chief Executive Officer and Board member of the Government Securities Clearing Corporation, Chief Executive Officer and Board member of the Mortgage-Backed Securities Clearing Corporation, as a Trustee and a member of the Finance Committee of Manhattan College (2005-2008), as a Trustee and a member of the Finance Committee of AHRC of Nassau County (2006-2008), as a member of the Independent Directors Council (IDC) Governing Council (2010-2015), and as a member of the Board of Directors for The Brookville Center for Children’s Services, Inc. (2009-2017). Mr. Dirks is a member of the Finance Committee (2016-present) and Board of Directors (2017-present) and is Treasurer (2018-present) of the Asolo Repertory Theatre.

Donald F. Donahue (1950)

Year of Election or Appointment: 2018

Trustee

Mr. Donahue also serves as a Trustee of other Fidelity® funds. Mr. Donahue is President and Chief Executive Officer of Miranda Partners, LLC (risk consulting for the financial services industry, 2012-present). Previously, Mr. Donahue served as a Member of the Advisory Board of certain Fidelity® funds (2015-2018) and Chief Executive Officer (2006-2012), Chief Operating Officer (2003-2006), and Managing Director, Customer Marketing and Development (1999-2003) of The Depository Trust & Clearing Corporation (financial markets infrastructure). Mr. Donahue serves as a Member (2007-present) and Co-Chairman (2016-present) of the Board of Directors of United Way of New York, Member of the Board of Directors of NYC Leadership Academy (2012-present) and Member of the Board of Advisors of Ripple Labs, Inc. (financial services, 2015-present). He also served as Chairman (2010-2012) and Member of the Board of Directors (2012-2013) of Omgeo, LLC (financial services), Treasurer of United Way of New York (2012-2016), and Member of the Board of Directors of XBRL US (financial services non-profit, 2009-2012) and the International Securities Services Association (2009-2012).

Alan J. Lacy (1953)

Year of Election or Appointment: 2008

Trustee

Mr. Lacy also serves as Trustee of other Fidelity® funds. Mr. Lacy serves as a Director of Bristol-Myers Squibb Company (global pharmaceuticals, 2008-present). He is a Trustee of the California Chapter of The Nature Conservancy (2015-present) and a Director of the Center for Advanced Study in the Behavioral Sciences at Stanford University (2015-present). In addition, Mr. Lacy served as Senior Adviser (2007-2014) of Oak Hill Capital Partners, L.P. (private equity) and also served as Chief Executive Officer (2005) and Vice Chairman (2005-2006) of Sears Holdings Corporation (retail) and Chief Executive Officer and Chairman of the Board of Sears, Roebuck and Co. (retail, 2000-2005). Previously, Mr. Lacy served as Chairman (2014-2017) and a member (2010-2017) of the Board of Directors of Dave & Buster’s Entertainment, Inc. (restaurant and entertainment complexes), as Chairman (2008-2011) and a member (2006-2015) of the Board of Trustees of the National Parks Conservation Association, and as a member of the Board of Directors for The Hillman Companies, Inc. (hardware wholesalers, 2010-2014), Earth Fare, Inc. (retail grocery, 2010-2014), and The Western Union Company (global money transfer, 2006-2011).

Ned C. Lautenbach (1944)

Year of Election or Appointment: 2000

Trustee

Chairman of the Independent Trustees

Mr. Lautenbach also serves as Trustee of other Fidelity® funds. Mr. Lautenbach currently serves as Chair (2018-present) and Member (2013-present) of the Board of Governors, State University System of Florida and is a member of the Council on Foreign Relations (1994-present). He is also a member and has most recently served as Chairman of the Board of Directors of Artis-Naples (2012-present). Previously, Mr. Lautenbach served as a member and then Lead Director of the Board of Directors of Eaton Corporation (diversified industrial, 1997-2016). He was also a Partner and Advisory Partner at Clayton, Dubilier & Rice, LLC (private equity investment, 1998-2010), as well as a Director of Sony Corporation (2006-2007). In addition, Mr. Lautenbach also had a 30-year career with IBM (technology company) during which time he served as Senior Vice President and a member of the Corporate Executive Committee (1968-1998).

Joseph Mauriello (1944)

Year of Election or Appointment: 2008

Trustee

Mr. Mauriello also serves as Trustee of other Fidelity® funds. Prior to his retirement in January 2006, Mr. Mauriello served in numerous senior management positions including Deputy Chairman and Chief Operating Officer (2004-2005), and Vice Chairman of Financial Services (2002-2004) of KPMG LLP US (professional services, 1965-2005). Mr. Mauriello currently serves as a member of the Independent Directors Council (IDC) Governing Council (2015-present). Previously, Mr. Mauriello served as a member of the Board of Directors of XL Group plc. (global insurance and re-insurance, 2006-2018).

Cornelia M. Small (1944)

Year of Election or Appointment: 2005

Trustee

Ms. Small also serves as Trustee of other Fidelity® funds. Ms. Small is a member of the Board of Directors (2009-present) and Chair of the Investment Committee (2010-present) of the Teagle Foundation. Ms. Small also serves on the Investment Committee of the Berkshire Taconic Community Foundation (2008-present). Previously, Ms. Small served as Chairperson (2002-2008) and a member of the Investment Committee and Chairperson (2008-2012) and a member of the Board of Trustees of Smith College. In addition, Ms. Small served as Chief Investment Officer, Director of Global Equity Investments, and a member of the Board of Directors of Scudder, Stevens & Clark and Scudder Kemper Investments.

Garnett A. Smith (1947)

Year of Election or Appointment: 2018

Trustee

Mr. Smith also serves as Trustee of other Fidelity® funds. Prior to Mr. Smith's retirement, he served as Chairman and Chief Executive Officer of Inbrand Corp. (manufacturer of personal absorbent products, 1990-1997). He also served as President (1986-1990) of Inbrand Corp. Prior to his employment with Inbrand Corp., he was employed by a retail fabric chain and North Carolina National Bank. In addition, Mr. Smith served as a Member of the Advisory Board of certain Fidelity® funds (2012-2013) and as a board member of the Jackson Hole Land Trust (2009-2012).

David M. Thomas (1949)

Year of Election or Appointment: 2008

Trustee

Mr. Thomas also serves as Trustee of other Fidelity® funds. Mr. Thomas serves as Non-Executive Chairman of the Board of Directors of Fortune Brands Home and Security (home and security products, 2011-present) and as a member of the Board of Directors (2004-present) and Presiding Director (2013-present) of Interpublic Group of Companies, Inc. (marketing communication). Previously, Mr. Thomas served as Executive Chairman (2005-2006) and Chairman and Chief Executive Officer (2000-2005) of IMS Health, Inc. (pharmaceutical and healthcare information solutions), a Director of Fortune Brands, Inc. (consumer products, 2000-2011), and a member of the Board of Trustees of the University of Florida (2013-2018).

Michael E. Wiley (1950)

Year of Election or Appointment: 2018

Trustee

Mr. Wiley also serves as Trustee or Member of the Advisory Board of other Fidelity® funds. Mr. Wiley serves as a Director of High Point Resources (exploration and production, 2005-present). Previously, Mr. Wiley served as a Director of Andeavor Corporation (independent oil refiner and marketer, 2005-2018), a Director of Andeavor Logistics LP (natural resources logistics, 2015-2018), a Director of Post Oak Bank (privately-held bank, 2004-2018), a Director of Asia Pacific Exploration Consolidated (international oil and gas exploration and production, 2008-2013), a member of the Board of Trustees of the University of Tulsa (2000-2006; 2007-2010), a Senior Energy Advisor of Katzenbach Partners, LLC (consulting, 2006-2007), an Advisory Director of Riverstone Holdings (private investment), a Director of Spinnaker Exploration Company (exploration and production, 2001-2005) and Chairman, President, and CEO of Baker Hughes, Inc. (oilfield services, 2000-2004).

 + The information includes the Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to the Trustee's qualifications to serve as a Trustee, which led to the conclusion that the Trustee should serve as a Trustee for the fund.

Advisory Board Members and Officers:

Correspondence intended for a Member of the Advisory Board (if any) may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.  Correspondence intended for an officer or Peter S. Lynch may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.  Officers appear below in alphabetical order.

Name, Year of Birth; Principal Occupation

Vicki L. Fuller (1957)

Year of Election or Appointment: 2018

Member of the Advisory Board

Ms. Fuller also serves as Member of the Advisory Board of other Fidelity® funds. Ms. Fuller serves as a member of the Board of Directors, Audit Committee, and Nominating and Governance Committee of The Williams Companies, Inc. (natural gas infrastructure, 2018-present). Previously, Ms. Fuller served as the Chief Investment Officer of the New York State Common Retirement Fund (2012-2018) and held a variety of positions at AllianceBernstein L.P. (global asset management, 1985-2012), including Managing Director (2006-2012) and Senior Vice President and Senior Portfolio Manager (2001-2006).

Patricia L. Kampling (1959)

Year of Election or Appointment: 2020

Member of the Advisory Board

Ms. Kampling also serves as Member of the Advisory Board of other Fidelity® funds. Prior to her retirement, Ms. Kampling served as Chairman of the Board and Chief Executive Officer (2012-2019), President and Chief Operating Officer (2011-2012) and Executive Vice President and Chief Financial Officer (2010-2011) of Alliant Energy Corporation. Ms. Kampling currently serves as a member of the Board, Compensation Committee and Executive Committee and as Chair of the Audit Committee of Briggs & Stratton Corporation (manufacturing, 2011-present) and as a member of the Board, Audit, Finance and Risk Committee and Safety, Environmental, Technology and Operations Committee of American Water Works Company, Inc. (utilities company, 2019-present). In addition, Ms. Kampling currently serves as a member of the Board of the Nature Conservancy, Wisconsin Chapter (2019-present). Previously, Ms. Kampling served as a member of the Board of Interstate Power and Light Company (2012-2019) and Wisconsin Power and Light Company (2012-2019) (each a subsidiary of Alliant Energy Corporation) and as a member of the Board and Workforce Development Committee of the Business Roundtable (2018-2019).

Peter S. Lynch (1944)

Year of Election or Appointment: 2003

Member of the Advisory Board

Mr. Lynch also serves as Member of the Advisory Board of other Fidelity® funds. Mr. Lynch is Vice Chairman and a Director of Fidelity Management & Research Company LLC (investment adviser firm). In addition, Mr. Lynch serves as a Trustee of Boston College and as the Chairman of the Inner-City Scholarship Fund. Previously, Mr. Lynch served as Vice Chairman and a Director of FMR Co., Inc. (investment adviser firm) and on the Special Olympics International Board of Directors (1997-2006).

Susan Tomasky (1953)

Year of Election or Appointment: 2020

Member of the Advisory Board

Ms. Tomasky also serves as Member of the Advisory Board of other Fidelity® funds. Prior to her retirement, Ms. Tomasky served in various executive officer positions at American Electric Power Company, Inc. (1998-2011), including most recently as President of AEP Transmission (2007-2011). Ms. Tomasky currently serves as a member of the Board and Sustainability Committee and as Chair of the Audit Committee of Marathon Petroleum Corporation (2018-present) and as a member of the Board, Corporate Governance Committee and Organization and Compensation Committee and as Chair of the Audit Committee of Public Service Enterprise Group, Inc. (utilities company, 2012-present). In addition, Ms. Tomasky currently serves as a member of the Board of the Columbus Regional Airport Authority (2007-present), as a member of the Board of the Royal Shakespeare Company – America (2009-present), as a member of the Board of the Columbus Association for the Performing Arts (2011-present) and as a member of the Board of Kenyon College (2016-present). Previously, Ms. Tomasky served as a member of the Board (2011-2019) and as Lead Independent Director (2015-2018) of Andeavor Corporation (previously Tesoro Corporation) (independent oil refiner and marketer) and as a member of the Board of Summit Midstream Partners LP (energy, 2012-2018).

Elizabeth Paige Baumann (1968)

Year of Election or Appointment: 2017

Anti-Money Laundering (AML) Officer

Ms. Baumann also serves as AML Officer of other funds. She is Chief AML Officer (2012-present) and Senior Vice President (2014-present) of FMR LLC (diversified financial services company) and is an employee of Fidelity Investments. Previously, Ms. Baumann served as AML Officer of the funds (2012-2016), and Vice President (2007-2014) and Deputy Anti-Money Laundering Officer (2007-2012) of FMR LLC.

Craig S. Brown (1977)

Year of Election or Appointment: 2019

Assistant Treasurer

Mr. Brown also serves as Assistant Treasurer of other funds. Mr. Brown is an employee of Fidelity Investments (2013-present).

John J. Burke III (1964)

Year of Election or Appointment: 2018

Chief Financial Officer

Mr. Burke also serves as Chief Financial Officer of other funds. Mr. Burke serves as Head of Investment Operations for Fidelity Fund and Investment Operations (2018-present) and is an employee of Fidelity Investments (1998-present). Previously Mr. Burke served as head of Asset Management Investment Operations (2012-2018).

William C. Coffey (1969)

Year of Election or Appointment: 2019

Assistant Secretary

Mr. Coffey also serves as Assistant Secretary of other funds. He is Senior Vice President and Deputy General Counsel of FMR LLC (diversified financial services company, 2010-present), and is an employee of Fidelity Investments. Previously, Mr. Coffey served as Secretary and CLO of certain funds (2018-2019); CLO, Secretary, and Senior Vice President of Fidelity Management & Research Company and FMR Co., Inc. (investment adviser firms, 2018-2019); Secretary of Fidelity SelectCo, LLC and Fidelity Investments Money Management, Inc. (investment adviser firms, 2018-2019); CLO of Fidelity Management & Research (Hong Kong) Limited, FMR Investment Management (UK) Limited, and Fidelity Management & Research (Japan) Limited (investment adviser firms, 2018-2019); and Assistant Secretary of certain funds (2009-2018).

Timothy M. Cohen (1969)

Year of Election or Appointment: 2018

Vice President

Mr. Cohen also serves as Vice President of other funds. Mr. Cohen serves as Co-Head of Equity (2018-present), a Director of Fidelity Management & Research (Japan) Limited (investment adviser firm, 2016-present), and is an employee of Fidelity Investments. Previously, Mr. Cohen served as Executive Vice President of Fidelity SelectCo, LLC (2019), Head of Global Equity Research (2016-2018), Chief Investment Officer - Equity and a Director of Fidelity Management & Research (U.K.) Inc. (investment adviser firm, 2013-2015) and as a Director of Fidelity Management & Research (Hong Kong) Limited (investment adviser firm, 2017).

Jonathan Davis (1968)

Year of Election or Appointment: 2010

Assistant Treasurer

Mr. Davis also serves as Assistant Treasurer of other funds. Mr. Davis serves as Assistant Treasurer of FMR Capital, Inc. (2017-present) and is an employee of Fidelity Investments. Previously, Mr. Davis served as Vice President and Associate General Counsel of FMR LLC (diversified financial services company, 2003-2010).

Laura M. Del Prato (1964)

Year of Election or Appointment: 2018

Assistant Treasurer

Ms. Del Prato also serves as an officer of other funds. Ms. Del Prato is an employee of Fidelity Investments (2017-present). Prior to joining Fidelity Investments, Ms. Del Prato served as a Managing Director and Treasurer of the JPMorgan Mutual Funds (2014-2017). Prior to JPMorgan, Ms. Del Prato served as a partner at Cohen Fund Audit Services (accounting firm, 2012-2013) and KPMG LLP (accounting firm, 2004-2012).

Colm A. Hogan (1973)

Year of Election or Appointment: 2020

Assistant Treasurer

Mr. Hogan also serves as an officer of other funds. Mr. Hogan serves as Assistant Treasurer of FMR Capital, Inc. (2017-present) and is an employee of Fidelity Investments (2005-present). Previously, Mr. Hogan served as Deputy Treasurer of certain Fidelity® funds (2016-2020) and Assistant Treasurer of certain Fidelity® funds (2016-2018).

Pamela R. Holding (1964)

Year of Election or Appointment: 2018

Vice President

Ms. Holding also serves as Vice President of other funds. Ms. Holding serves as Co-Head of Equity (2018-present) and is an employee of Fidelity Investments (2013-present). Previously, Ms. Holding served as Executive Vice President of Fidelity SelectCo, LLC (2019) and as Chief Investment Officer of Fidelity Institutional Asset Management (2013-2018).

Cynthia Lo Bessette (1969)

Year of Election or Appointment: 2019

Secretary and Chief Legal Officer (CLO)

Ms. Lo Bessette also serves as an officer of other funds. Ms. Lo Bessette serves as CLO, Secretary, and Senior Vice President of Fidelity Management & Research Company LLC (investment adviser firm, 2019-present); and CLO of Fidelity Management & Research (Hong Kong) Limited, FMR Investment Management (UK) Limited, and Fidelity Management & Research (Japan) Limited (investment adviser firms, 2019-present). She is a Senior Vice President and Deputy General Counsel of FMR LLC (diversified financial services company, 2019-present), and is an employee of Fidelity Investments. Previously, Ms. Lo Bessette served as CLO, Secretary, and Senior Vice President of FMR Co., Inc. (investment adviser firm, 2019); Secretary of Fidelity SelectCo, LLC and Fidelity Investments Money Management, Inc. (investment adviser firms, 2019). Prior to joining Fidelity Investments, Ms. Lo Bessette was Executive Vice President, General Counsel (2016-2019) and Senior Vice President, Deputy General Counsel (2015-2016) of OppenheimerFunds (investment management company) and Deputy Chief Legal Officer (2013-2015) of Jennison Associates LLC (investment adviser firm).

Chris Maher (1972)

Year of Election or Appointment: 2020

Deputy Treasurer

Mr. Maher also serves as an officer of other funds. Mr. Maher serves as Assistant Treasurer of FMR Capital, Inc. (2017-present), and is an employee of Fidelity Investments (2008-present). Previously, Mr. Maher served as Assistant Treasurer of certain funds (2013-2020); Vice President of Asset Management Compliance (2013), Vice President of the Program Management Group of FMR (investment adviser firm, 2010-2013), and Vice President of Valuation Oversight (2008-2010).

Kenneth B. Robins (1969)

Year of Election or Appointment: 2016

Chief Compliance Officer

Mr. Robins also serves as an officer of other funds. Mr. Robins serves as Compliance Officer of Fidelity Management & Research Company LLC (investment adviser firm, 2016-present) and is an employee of Fidelity Investments (2004-present). Previously, Mr. Robins served as Compliance Officer of FMR Co., Inc. (investment adviser firm, 2016-2019), as Executive Vice President of Fidelity Investments Money Management, Inc. (investment adviser firm, 2013-2016) and served in other fund officer roles.

Stacie M. Smith (1974)

Year of Election or Appointment: 2016

President and Treasurer

Ms. Smith also serves as an officer of other funds. Ms. Smith serves as Assistant Treasurer of FMR Capital, Inc. (2017-present), is an employee of Fidelity Investments (2009-present), and has served in other fund officer roles. Prior to joining Fidelity Investments, Ms. Smith served as Senior Audit Manager of Ernst & Young LLP (accounting firm, 1996-2009). Previously, Ms. Smith served as Assistant Treasurer (2013-2019) and Deputy Treasurer (2013-2016) of certain Fidelity® funds.

Marc L. Spector (1972)

Year of Election or Appointment: 2016

Assistant Treasurer

Mr. Spector also serves as an officer of other funds. Mr. Spector serves as Assistant Treasurer of FMR Capital, Inc. (2017-present) and is an employee of Fidelity Investments (2016-present). Prior to joining Fidelity Investments, Mr. Spector served as Director at the Siegfried Group (accounting firm, 2013-2016), and prior to Siegfried Group as audit senior manager at Deloitte & Touche (accounting firm, 2005-2013).

Jim Wegmann (1979)

Year of Election or Appointment: 2019

Assistant Treasurer

Mr. Wegmann also serves as Assistant Treasurer of other funds. Mr. Wegmann is an employee of Fidelity Investments (2011-present).

Shareholder Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs and (2) ongoing costs, including management fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (July 1, 2019 to December 31, 2019).

Actual Expenses

The first line of the accompanying table for each class of the Fund provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line for a class of the Fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Hypothetical Example for Comparison Purposes

The second line of the accompanying table for each class of the Fund provides information about hypothetical account values and hypothetical expenses based on a Class' actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class' actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.

	Annualized Expense Ratio-A	Beginning Account Value July 1, 2019	Ending Account Value December 31, 2019	Expenses Paid During Period-B July 1, 2019 to December 31, 2019
Contrafund	.84%
Actual		$1,000.00	$1,076.30	$4.40
Hypothetical-C		$1,000.00	$1,020.97	$4.28
Class K	.76%
Actual		$1,000.00	$1,077.00	$3.98
Hypothetical-C		$1,000.00	$1,021.37	$3.87

 A Annualized expense ratio reflects expenses net of applicable fee waivers.

 B Expenses are equal to each Class' annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

 C 5% return per year before expenses

Distributions (Unaudited)

The Board of Trustees of the Fidelity Contrafund voted to pay to shareholders of record at the opening of business on record date, the following distributions per share derived from capital gains realized from sales of portfolio securities:

	Pay Date	Record Date	Capital Gains
Contrafund	02/10/2020	02/07/2020	$0.097
Class K	02/10/2020	02/07/2020	$0.097

The fund hereby designates as a capital gain dividend with respect to the taxable year December 31, 2019, $5,299,684,685, or, if subsequently determined to be different, the net capital gain of such year.

The fund will notify shareholders in January 2020 of amounts for use in preparing 2019 income tax returns.

Board Approval of Investment Advisory Contracts

Fidelity Contrafund

At its November 2019 meeting, the Board of Trustees, including the Independent Trustees (together, the Board), voted to approve an amended and restated management contract and amended and restated sub-advisory agreements (together, the Amended and Restated Contracts) for the fund, effective January 1, 2020, for a one month period through January 31, 2020, in connection with an upcoming consolidation of certain of Fidelity's advisory businesses.

The Board considered that, on or about January 1, 2020, each of FMR Co., Inc. (FMRC), Fidelity Investments Money Management, Inc. (FIMM), and SelectCo, LLC (SelectCo) will merge with and into Fidelity Management & Research Company (FMR) and that, after the merger, FMR will redomicile as a Delaware limited liability company. The Board also approved the termination of the sub-advisory agreement with FMRC upon the completion of the merger. The Board noted that the Amended and Restated Contracts would be updated to reflect the renamed adviser, Fidelity Management & Research Company LLC and its new form of organization and domicile. The Board also noted that the Amended and Restated Contracts will not change the investment processes, the level or nature of services provided, the resources and personnel allocated, trading and compliance operations, or any fees or expenses paid by the fund.

The Board concluded that the fund's Amended and Restated Contracts are fair and reasonable, and that the fund's Advisory Contracts should be approved through January 31, 2020.

In connection with its consideration of future renewals of the fund's Amended and Restated Contracts, the Board will consider: (i) the nature, extent and quality of services provided to the fund, including shareholder and administrative services and investment performance; (ii) the competitiveness of the management fee and total expenses for the fund; (iii) the costs of the services and profitability, including the revenues earned and the expenses incurred in conducting the business of developing, marketing, distributing, managing, administering, and servicing the fund and its shareholders, to the extent applicable; and (iv) whether there have been economies of scale in respect of the Fidelity funds, whether the Fidelity funds (including the fund) have appropriately benefited from any such economies of scale, and whether there is the potential for realization of any further economies.

Based on its evaluation of all of the conclusions noted above, and after considering all factors it believed relevant, the Board ultimately concluded that the fund's management fee structure is fair and reasonable, and that the continuation of the fund's Amended and Restated Contracts should be approved.

CON-ANN-0220
1.540009.122

Fidelity Advisor® New Insights Fund

Annual Report

December 31, 2019

See the inside front cover for important information about access to your fund’s shareholder reports.

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of a fund’s shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports from the fund or from your financial intermediary, such as a financial advisor, broker-dealer or bank. Instead, the reports will be made available on a website, and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from a fund electronically, by contacting your financial intermediary. For Fidelity customers, visit Fidelity's web site or call Fidelity using the contact information listed below.

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Contents

Performance
Management's Discussion of Fund Performance
Investment Summary
Schedule of Investments
Financial Statements
Notes to Financial Statements
Report of Independent Registered Public Accounting Firm
Trustees and Officers
Shareholder Expense Example
Distributions
Board Approval of Investment Advisory Contracts

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For a complete list of a fund's portfolio holdings, view the most recent holdings listing, semiannual report, or annual report on Fidelity's web site at http://www.fidelity.com, http://www.institutional.fidelity.com, or http://www.401k.com, as applicable.

NOT FDIC INSURED •MAY LOSE VALUE •NO BANK GUARANTEE

Neither the Fund nor Fidelity Distributors Corporation is a bank.

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The hypothetical investment and the average annual total returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund’s total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

For the periods ended December 31, 2019	Past 1 year	Past 5 years	Past 10 years
Class A (incl. 5.75% sales charge)	21.73%	10.14%	12.04%
Class M (incl. 3.50% sales charge)	24.29%	10.38%	12.03%
Class C (incl. contingent deferred sales charge)	27.15%	10.61%	11.87%
Class I	29.42%	11.73%	13.00%
Class Z	29.60%	11.87%	13.09%

 Class C shares' contingent deferred sales charges included in the past one year, past five years and past ten years total return figures are 1%, 0% and 0%, respectively.

 The initial offering of Class Z shares took place on August 13, 2013. Returns prior to August 13, 2013, are those of Class I.

$10,000 Over 10 Years

Let's say hypothetically that $10,000 was invested in Fidelity Advisor® New Insights Fund - Class A on December 31, 2009, and the current 5.75% sales charge was paid.

The chart shows how the value of your investment would have changed, and also shows how the S&P 500® Index performed over the same period.

Period Ending Values
$31,170	Fidelity Advisor® New Insights Fund - Class A
$35,666	S&P 500® Index

Management's Discussion of Fund Performance

Market Recap:  U.S. stocks continued to roll in 2019, with the S&P 500® index soaring 31.49% and marking history as the longest and strongest bull market ever, despite persistent, nagging concerns about global economic growth and trade. After a rough end to 2018, equities sharply reversed course to begin the new year amid upbeat company earnings and signs the Federal Reserve may pause on rates. The uptrend continued until May, when the index sunk as trade negotiations between the U.S. and China broke down. The bull market roared back to record a series of highs in July, when the Fed cut interest rates for the first time since 2008. Volatility intensified in August, as the Treasury yield curve inverted, which some investors viewed as a sign the U.S. economy could be heading for recession. But the market proved resilient, hitting a new high on October 30, when the Fed lowered rates for the third time in 2019, and moving even higher through year-end. Gains were robust and broad-based, with information technology (+50%) leading the way with its best calendar-year result in a decade, amid strong growth trends. Communication services (+33%) and financials (+32%) also stood out. In contrast, energy (+12%) was by far the weakest group – struggling amid sluggish oil prices – while several strong gainers nonetheless fell short of the broader market: industrials and real estate (+29% each), consumer discretionary and consumer staples (+28% each), utilities (+26%), materials (+25%), and health care (+21%).

Comments from Co-Portfolio Managers William Danoff and John Roth:  For the year, the fund's share classes (excluding sales charges, if applicable) gained roughly 28% to 30%, lagging the benchmark S&P 500® index. Versus the benchmark, security selection was the largest detractor, especially in the information technology and financials sectors. Our picks in energy hurt to a lesser extent. The biggest individual relative detractor by a wide margin was largely avoiding Apple (+89%), a maker of personal electronics and a sizable benchmark component the past year.The company had favorable financial results, driven by its wearables, home and accessories segment. Underexposure to Apple allowed us to invest in companies with better growth prospects. In financials, it hurt to overweight Berkshire Hathaway, as shares of the insurance-focused conglomerate gained 11% in 2019, lagging the benchmark. Rising interest rates pressured the stock, but we held steady our sizable position. Conversely, security selection in health care contributed most versus the benchmark, followed by a considerable overweighting in the strong software & services industry within information technology. The biggest individual contributor was a large investment in Facebook (+56%), as the social-media platform operator reported better-than-expected revenue, earnings and average revenue per user. Facebook was the fund's top holding at year-end.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Investment Summary (Unaudited)

Top Ten Stocks as of December 31, 2019

% of fund's net assets
Facebook, Inc. Class A	5.2
Amazon.com, Inc.	4.8
Microsoft Corp.	4.0
Berkshire Hathaway, Inc. Class A	2.9
Alphabet, Inc. Class A	2.8
Salesforce.com, Inc.	2.8
Adobe, Inc.	2.5
Visa, Inc. Class A	2.4
Bank of America Corp.	2.3
General Electric Co.	2.3
32.0

Top Five Market Sectors as of December 31, 2019

% of fund's net assets
Information Technology	23.6
Financials	14.8
Communication Services	13.5
Health Care	12.7
Consumer Discretionary	12.4

Asset Allocation (% of fund's net assets)

As of December 31, 2019*
Stocks	98.6%
Convertible Securities	0.6%
Other Investments	0.1%
Short-Term Investments and Net Other Assets (Liabilities)	0.7%

 * Foreign investments - 10.7%

Schedule of Investments December 31, 2019

Showing Percentage of Net Assets

Common Stocks - 98.6%
	Shares	Value (000s)
COMMUNICATION SERVICES - 13.5%
Diversified Telecommunication Services - 0.6%
Verizon Communications, Inc.	2,509,454	$154,080
Entertainment - 2.8%
Activision Blizzard, Inc.	687,876	40,874
Netflix, Inc. (a)	1,535,119	496,718
Spotify Technology SA (a)	62,568	9,357
The Walt Disney Co.	1,084,215	156,810
WME Entertainment Parent, LLC Class A (a)(b)(c)(d)	13,518,536	38,122
		741,881
Interactive Media & Services - 8.5%
Alphabet, Inc.:
Class A (a)	556,396	745,231
Class C (a)	64,015	85,589
Facebook, Inc. Class A (a)	6,659,522	1,366,883
Pinterest, Inc. Class A	2,715,106	50,610
		2,248,313
Media - 1.2%
Charter Communications, Inc. Class A (a)	36,201	17,560
Comcast Corp. Class A	5,266,714	236,844
Discovery Communications, Inc. Class A (a)	167,878	5,496
Liberty Media Corp. Liberty Formula One Group Series C (a)	931,212	42,803
		302,703
Wireless Telecommunication Services - 0.4%
Sprint Corp. (a)	12,110,172	63,094
T-Mobile U.S., Inc. (a)	652,415	51,162
		114,256

TOTAL COMMUNICATION SERVICES		3,561,233

CONSUMER DISCRETIONARY - 12.3%
Automobiles - 0.8%
Aston Martin Lagonda Global Holdings PLC (a)(e)(f)	3,987,714	27,456
Fiat Chrysler Automobiles NV	4,811,016	70,674
General Motors Co.	1,550,977	56,766
Tesla, Inc. (a)(e)	97,819	40,921
Toyota Motor Corp.	136,200	9,597
		205,414
Hotels, Restaurants & Leisure - 1.2%
ARAMARK Holdings Corp.	777,381	33,738
Chipotle Mexican Grill, Inc. (a)	89,668	75,062
Churchill Downs, Inc.	12,255	1,681
Dunkin' Brands Group, Inc.	517,291	39,076
Evolution Gaming Group AB (f)	278,976	8,399
Hilton Worldwide Holdings, Inc.	70,871	7,860
McDonald's Corp.	521,628	103,079
Starbucks Corp.	154,283	13,565
Wynn Resorts Ltd.	182,591	25,356
		307,816
Household Durables - 0.7%
Blu Homes, Inc. (a)(c)(d)	98,215,581	170
D.R. Horton, Inc.	1,196,975	63,140
Garmin Ltd.	110,548	10,785
Lennar Corp. Class A	26,701	1,490
Mohawk Industries, Inc. (a)	363,837	49,620
NVR, Inc. (a)	16,117	61,380
		186,585
Internet & Direct Marketing Retail - 5.3%
Alibaba Group Holding Ltd.	2,088,100	55,523
Alibaba Group Holding Ltd. sponsored ADR (a)	35,501	7,530
Amazon.com, Inc. (a)	687,834	1,271,007
Meituan Dianping Class B (a)	300,800	3,934
The Booking Holdings, Inc. (a)	31,478	64,647
		1,402,641
Leisure Products - 0.4%
Peloton Interactive, Inc.	3,760,544	101,459
Peloton Interactive, Inc. Class A (a)(e)	239,475	6,801
		108,260
Multiline Retail - 0.3%
Dollar General Corp.	489,006	76,275
Specialty Retail - 1.9%
AutoZone, Inc. (a)	46,360	55,229
Best Buy Co., Inc.	463,401	40,687
Burlington Stores, Inc. (a)	23,114	5,271
John David Group PLC	1,145,156	12,702
National Vision Holdings, Inc. (a)	1,593,391	51,674
O'Reilly Automotive, Inc. (a)	74,303	32,564
Ross Stores, Inc.	177,091	20,617
Sally Beauty Holdings, Inc. (a)	213,137	3,890
The Home Depot, Inc.	254,063	55,482
Tiffany & Co., Inc.	420,168	56,155
TJX Companies, Inc.	2,912,825	177,857
		512,128
Textiles, Apparel & Luxury Goods - 1.7%
adidas AG	317,311	103,148
Allbirds, Inc. (a)(c)(d)	189,420	2,154
Brunello Cucinelli SpA	1,802,600	63,814
Burberry Group PLC	140,081	4,091
China Hongxing Sports Ltd. (a)(d)	5,977,800	252
Deckers Outdoor Corp. (a)	45,892	7,749
Hermes International SCA	6,894	5,152
lululemon athletica, Inc. (a)	61,871	14,334
NIKE, Inc. Class B	759,626	76,958
PVH Corp.	421,264	44,296
Ralph Lauren Corp.	63,066	7,393
Tapestry, Inc.	1,331,629	35,914
Under Armour, Inc. Class A (sub. vtg.) (a)(e)	1,522,288	32,881
VF Corp.	436,184	43,470
		441,606

TOTAL CONSUMER DISCRETIONARY		3,240,725

CONSUMER STAPLES - 4.7%
Beverages - 0.7%
Budweiser Brewing Co. APAC Ltd. (a)(f)	1,902,400	6,421
Diageo PLC sponsored ADR	180,499	30,400
Keurig Dr. Pepper, Inc.	1,401,485	40,573
PepsiCo, Inc.	431,202	58,932
The Coca-Cola Co.	951,882	52,687
		189,013
Food & Staples Retailing - 1.9%
Alimentation Couche-Tard, Inc. Class B (sub. vtg.)	289,926	9,201
Costco Wholesale Corp.	488,047	143,447
Grocery Outlet Holding Corp. (e)	139,184	4,517
Kroger Co.	1,851,011	53,661
Performance Food Group Co. (a)	1,016,153	52,312
U.S. Foods Holding Corp. (a)	1,114,771	46,698
Walmart, Inc.	1,553,038	184,563
		494,399
Food Products - 0.5%
Danone SA	578,155	48,013
Greencore Group PLC	18,257,692	64,789
Mondelez International, Inc.	241,464	13,300
		126,102
Household Products - 0.4%
Kimberly-Clark Corp.	264,374	36,365
Procter & Gamble Co.	657,945	82,177
		118,542
Personal Products - 1.2%
Estee Lauder Companies, Inc. Class A	1,055,784	218,062
L'Oreal SA	23,812	7,051
Shiseido Co. Ltd.	296,200	21,033
Unilever NV	1,197,748	68,740
		314,886

TOTAL CONSUMER STAPLES		1,242,942

ENERGY - 4.0%
Energy Equipment & Services - 0.2%
Borr Drilling Ltd. (a)(e)	2,934,120	25,320
Oceaneering International, Inc. (a)	2,162,918	32,249
Pacific Drilling SA (a)	1,328,764	5,421
		62,990
Oil, Gas & Consumable Fuels - 3.8%
BP PLC sponsored ADR	2,250,643	84,939
Cabot Oil & Gas Corp.	2,144,054	37,328
Canadian Natural Resources Ltd.	234,800	7,594
Centennial Resource Development, Inc. Class A (a)	4,306,160	19,894
Cheniere Energy, Inc. (a)	759,300	46,370
Concho Resources, Inc. (a)	25,680	2,249
Continental Resources, Inc.	234,151	8,031
Energy Transfer Equity LP	2,418,300	31,027
EOG Resources, Inc.	55,720	4,667
Exxon Mobil Corp.	3,805,322	265,535
Golar LNG Ltd.	1,506,848	21,427
GoviEx Uranium, Inc. (a)	848,865	105
GoviEx Uranium, Inc. (a)(f)	23,200	3
GoviEx Uranium, Inc. Class A (a)(f)	2,625,135	323
Hess Corp.	2,579,270	172,321
Kosmos Energy Ltd.	14,896,150	84,908
Magnolia Oil & Gas Corp. Class A (a)	967,415	12,170
Reliance Industries Ltd.	2,971,173	63,044
The Williams Companies, Inc.	3,330,215	78,993
Valero Energy Corp.	655,753	61,411
		1,002,339

TOTAL ENERGY		1,065,329

FINANCIALS - 14.8%
Banks - 5.6%
Bank of America Corp.	17,410,874	613,211
BB&T Corp.	1,222,870	68,872
Citigroup, Inc.	984,769	78,673
HDFC Bank Ltd. sponsored ADR	2,653,246	168,136
JPMorgan Chase & Co.	1,378,989	192,231
Kotak Mahindra Bank Ltd.	2,032,872	47,986
PNC Financial Services Group, Inc.	918,433	146,609
U.S. Bancorp	135,200	8,016
Wells Fargo & Co.	2,880,215	154,956
		1,478,690
Capital Markets - 1.5%
Brookfield Asset Management, Inc. (Canada) Class A	290,819	16,803
Charles Schwab Corp.	263,000	12,508
CME Group, Inc.	249,476	50,075
Goldman Sachs Group, Inc.	317,169	72,927
Moody's Corp.	49,100	11,657
Morgan Stanley	1,211,894	61,952
MSCI, Inc.	6,476	1,672
Northern Trust Corp.	472,764	50,226
S&P Global, Inc.	5,900	1,611
The NASDAQ OMX Group, Inc.	646,490	69,239
TPG Specialty Lending, Inc.	1,893,018	40,643
XP, Inc. Class A (a)	120,400	4,638
		393,951
Consumer Finance - 1.0%
American Express Co.	1,839,533	229,003
Oportun Financial Corp.	981,015	22,181
		251,184
Diversified Financial Services - 3.7%
AXA Equitable Holdings, Inc.	65,100	1,613
Berkshire Hathaway, Inc.:
Class A (a)	2,252	764,757
Class B (a)	932,778	211,274
		977,644
Insurance - 2.8%
Admiral Group PLC	617,853	18,897
AFLAC, Inc.	62,568	3,310
Allstate Corp.	70,339	7,910
American International Group, Inc.	4,666,732	239,543
Arch Capital Group Ltd. (a)	2,352,265	100,889
Chubb Ltd.	921,334	143,415
Fairfax Financial Holdings Ltd. (sub. vtg.)	35,867	16,842
First American Financial Corp.	452,841	26,410
FNF Group	1,011,671	45,879
Hiscox Ltd.	1,442,243	27,204
Marsh & McLennan Companies, Inc.	43,881	4,889
MetLife, Inc.	1,387,711	70,732
The Travelers Companies, Inc.	262,006	35,882
		741,802
Thrifts & Mortgage Finance - 0.2%
Radian Group, Inc.	2,193,969	55,200

TOTAL FINANCIALS		3,898,471

HEALTH CARE - 12.5%
Biotechnology - 1.8%
23andMe, Inc. (a)(c)(d)	22,532	323
AbbVie, Inc.	269,216	23,836
Acceleron Pharma, Inc. (a)	20,544	1,089
Allogene Therapeutics, Inc. (a)(e)	118,810	3,087
Amgen, Inc.	753,134	181,558
Argenx SE ADR (a)	12,653	2,031
bluebird bio, Inc. (a)	87,277	7,659
Bridgebio Pharma, Inc.	41,478	1,454
CSL Ltd.	12,183	2,358
Galapagos Genomics NV sponsored ADR (a)	15,348	3,174
Global Blood Therapeutics, Inc. (a)	21,700	1,725
Idorsia Ltd. (a)	333,066	10,304
Innovent Biolgics, Inc. (a)(f)	523,000	1,782
Light Sciences Oncology, Inc. (a)(d)	2,708,254	0
Morphosys AG (a)	34,562	4,916
Neurocrine Biosciences, Inc. (a)	73,246	7,873
Olivo Labs (a)(c)(d)	630,333	0
Regeneron Pharmaceuticals, Inc. (a)	100,643	37,789
Turning Point Therapeutics, Inc.	110,989	6,914
Vertex Pharmaceuticals, Inc. (a)	842,746	184,519
		482,391
Health Care Equipment & Supplies - 3.6%
Abbott Laboratories	1,336,049	116,049
Baxter International, Inc.	1,267,654	106,001
Becton, Dickinson & Co.	373,151	101,486
Boston Scientific Corp. (a)	1,909,708	86,357
Danaher Corp.	1,245,922	191,224
DexCom, Inc. (a)	309,382	67,674
Edwards Lifesciences Corp. (a)	624,087	145,593
Haemonetics Corp. (a)	13,251	1,523
Hoya Corp.	7,900	760
I-Pulse, Inc. (a)(c)(d)	58,562	178
Intuitive Surgical, Inc. (a)	81,320	48,072
Masimo Corp. (a)	32,618	5,156
ResMed, Inc.	5,022	778
Sonova Holding AG Class B	77,214	17,672
Stryker Corp.	269,103	56,495
Zimmer Biomet Holdings, Inc.	55,417	8,295
		953,313
Health Care Providers & Services - 2.9%
Cigna Corp.	354,628	72,518
CVS Health Corp.	897,514	66,676
Hapvida Participacoes e Investimentos SA (f)	719,600	11,431
Henry Schein, Inc. (a)	802,944	53,572
UnitedHealth Group, Inc.	1,699,719	499,683
Universal Health Services, Inc. Class B	468,580	67,222
		771,102
Health Care Technology - 0.3%
Castlight Health, Inc. (a)	1,303,800	1,734
Veeva Systems, Inc. Class A (a)	502,597	70,695
		72,429
Life Sciences Tools & Services - 2.0%
10X Genomics, Inc. (a)	55,793	4,254
Agilent Technologies, Inc.	676,373	57,701
Bio-Rad Laboratories, Inc. Class A (a)	28,196	10,433
Bruker Corp.	1,293,981	65,954
IQVIA Holdings, Inc. (a)	82,805	12,794
Mettler-Toledo International, Inc. (a)	140,863	111,744
PRA Health Sciences, Inc. (a)	14,900	1,656
Thermo Fisher Scientific, Inc.	780,511	253,565
Wuxi Biologics (Cayman), Inc. (a)(f)	155,500	1,969
		520,070
Pharmaceuticals - 1.9%
Astellas Pharma, Inc.	106,200	1,813
AstraZeneca PLC:
(United Kingdom)	95,131	9,522
sponsored ADR	2,072,443	103,332
Bristol-Myers Squibb Co.	1,925,930	123,625
Bristol-Myers Squibb Co. rights (a)	146,657	441
Catalent, Inc. (a)	741,321	41,736
Hansoh Pharmaceutical Group Co. Ltd. (f)	3,147,000	10,460
Merck & Co., Inc.	795,266	72,329
Novartis AG sponsored ADR	435,324	41,221
Roche Holding AG (participation certificate)	127,983	41,595
Zoetis, Inc. Class A	429,259	56,812
		502,886

TOTAL HEALTH CARE		3,302,191

INDUSTRIALS - 7.8%
Aerospace & Defense - 2.1%
General Dynamics Corp.	668,703	117,926
Harris Corp.	193,836	38,354
Huntington Ingalls Industries, Inc.	460,512	115,533
Kratos Defense & Security Solutions, Inc. (a)	2,214,101	39,876
Lockheed Martin Corp.	33,345	12,984
Northrop Grumman Corp.	453,352	155,939
Space Exploration Technologies Corp.:
Class A (a)(c)(d)	247,745	53,017
Class C (a)(c)(d)	4,546	973
TransDigm Group, Inc.	58,979	33,028
		567,630
Air Freight & Logistics - 0.1%
XPO Logistics, Inc. (a)	394,070	31,407
Airlines - 0.2%
Ryanair Holdings PLC sponsored ADR (a)	560,025	49,064
Southwest Airlines Co.	56,092	3,028
United Continental Holdings, Inc. (a)	17,336	1,527
		53,619
Building Products - 0.5%
Allegion PLC	13,849	1,725
Fortune Brands Home & Security, Inc.	474,247	30,987
Masco Corp.	103,516	4,968
Toto Ltd.	2,271,900	95,936
		133,616
Commercial Services & Supplies - 0.6%
Cintas Corp.	220,579	59,353
Clean TeQ Holdings Ltd. (a)	70,040	10
Edenred SA	31,284	1,618
IAA Spinco, Inc. (a)	722,395	33,996
KAR Auction Services, Inc. (e)	726,795	15,837
Stericycle, Inc. (a)	512,311	32,691
TulCo LLC (a)(b)(c)(d)	17,377	9,079
		152,584
Construction & Engineering - 0.1%
AECOM (a)	580,446	25,035
Electrical Equipment - 0.4%
AMETEK, Inc.	202,735	20,221
Generac Holdings, Inc. (a)	34,590	3,479
Melrose Industries PLC	18,428,956	58,611
Vestas Wind Systems A/S	136,134	13,750
		96,061
Industrial Conglomerates - 2.3%
General Electric Co.	54,927,602	612,992
Machinery - 0.6%
Donaldson Co., Inc.	904,687	52,128
Dover Corp.	14,247	1,642
Fortive Corp.	894,432	68,326
IDEX Corp.	17,659	3,037
Ingersoll-Rand PLC	101,470	13,487
PACCAR, Inc.	21,122	1,671
Pentair PLC	501,751	23,015
		163,306
Professional Services - 0.3%
Clarivate Analytics PLC (a)	1,285,553	21,597
CoStar Group, Inc. (a)	23,846	14,267
Experian PLC	406,214	13,770
FTI Consulting, Inc. (a)	211,217	23,373
		73,007
Road & Rail - 0.6%
Canadian Pacific Railway Ltd.	32,500	8,285
Knight-Swift Transportation Holdings, Inc. Class A	1,466,937	52,575
Lyft, Inc.	1,016,634	43,736
Uber Technologies, Inc.	818,000	24,327
Union Pacific Corp.	150,341	27,180
		156,103

TOTAL INDUSTRIALS		2,065,360

INFORMATION TECHNOLOGY - 23.5%
Communications Equipment - 0.8%
Cisco Systems, Inc.	2,658,177	127,486
Ericsson (B Shares)	4,994,205	43,638
Motorola Solutions, Inc.	201,453	32,462
		203,586
Electronic Equipment & Components - 2.0%
Amphenol Corp. Class A	3,957,647	428,336
CDW Corp.	201,721	28,814
Keysight Technologies, Inc. (a)	249,675	25,624
Zebra Technologies Corp. Class A (a)	195,404	49,914
		532,688
IT Services - 7.1%
Accenture PLC Class A	218,908	46,095
Adyen BV (a)(f)	36,976	30,319
Akamai Technologies, Inc. (a)	781,664	67,520
ASAC II LP (a)(c)(d)	9,408,021	1,581
Black Knight, Inc. (a)	999,070	64,420
Endava PLC ADR (a)	31,434	1,465
EPAM Systems, Inc. (a)	103,018	21,856
Euronet Worldwide, Inc. (a)	216,958	34,184
Fidelity National Information Services, Inc.	610,813	84,958
Fiserv, Inc. (a)	523,667	60,552
Global Payments, Inc.	392,936	71,734
Leidos Holdings, Inc.	389,687	38,146
MasterCard, Inc. Class A	975,889	291,391
MongoDB, Inc. Class A (a)	283,203	37,272
Okta, Inc. (a)	854,003	98,526
PayPal Holdings, Inc. (a)	2,137,637	231,228
Shopify, Inc. Class A (a)	177,442	70,550
StoneCo Ltd. Class A (a)(e)	160,771	6,413
Visa, Inc. Class A	3,319,636	623,760
		1,881,970
Semiconductors & Semiconductor Equipment - 2.4%
Advanced Micro Devices, Inc. (a)	1,542,833	70,754
Analog Devices, Inc.	634,174	75,365
ASML Holding NV	40,799	12,074
Cirrus Logic, Inc. (a)	73,400	6,049
Enphase Energy, Inc. (a)(e)	65,900	1,722
KLA-Tencor Corp.	9,365	1,669
Lam Research Corp.	142,160	41,568
Marvell Technology Group Ltd.	296,501	7,875
Microchip Technology, Inc.	16,400	1,717
NVIDIA Corp.	974,282	229,249
NXP Semiconductors NV	285,972	36,393
Qorvo, Inc. (a)	83,449	9,699
Qualcomm, Inc.	986,990	87,082
SolarEdge Technologies, Inc. (a)	71,865	6,834
Synaptics, Inc. (a)	75,496	4,965
Taiwan Semiconductor Manufacturing Co. Ltd. sponsored ADR	42,941	2,495
Universal Display Corp.	16,500	3,400
Xilinx, Inc.	257,096	25,136
		624,046
Software - 11.2%
Adobe, Inc. (a)	1,967,456	648,887
Atlassian Corp. PLC (a)	497,062	59,816
Ceridian HCM Holding, Inc. (a)	114,468	7,770
Coupa Software, Inc. (a)	228,391	33,402
DocuSign, Inc. (a)	23,400	1,734
Dropbox, Inc. Class A (a)	811,853	14,540
Fortinet, Inc. (a)	15,100	1,612
Intuit, Inc.	488,101	127,848
Microsoft Corp.	6,750,515	1,064,556
Netcompany Group A/S (a)(f)	996	47
Paycom Software, Inc. (a)	122,560	32,449
RingCentral, Inc. (a)	402,676	67,919
Salesforce.com, Inc. (a)	4,534,784	737,537
Slack Technologies, Inc. Class A (a)	442,700	9,952
SurveyMonkey (a)	1,082,968	19,353
Tanium, Inc. Class B (a)(c)(d)	692,100	6,741
Workday, Inc. Class A (a)	674,923	110,991
Xero Ltd. (a)	30,800	1,729
		2,946,883
Technology Hardware, Storage & Peripherals - 0.0%
Apple, Inc.	6,100	1,791
Samsung Electronics Co. Ltd.	231,900	11,197
		12,988

TOTAL INFORMATION TECHNOLOGY		6,202,161

MATERIALS - 3.0%
Chemicals - 0.9%
Air Products & Chemicals, Inc.	81,474	19,146
FMC Corp.	50,238	5,015
International Flavors & Fragrances, Inc. (e)	438,098	56,523
LG Chemical Ltd.	109,930	30,202
Nutrien Ltd.	677,887	32,455
PPG Industries, Inc.	64,722	8,640
Sherwin-Williams Co.	121,252	70,755
Westlake Chemical Corp.	87,874	6,164
		228,900
Construction Materials - 0.0%
Vulcan Materials Co.	1,046	151
Containers & Packaging - 0.1%
Avery Dennison Corp.	223,634	29,256
Metals & Mining - 2.0%
Agnico Eagle Mines Ltd. (Canada)	134,998	8,315
B2Gold Corp.	32,886,704	131,947
Barrick Gold Corp.	167,978	3,123
Barrick Gold Corp. (Canada)	3,620,379	67,247
Franco-Nevada Corp.	1,427,336	147,389
Ivanhoe Mines Ltd. (a)	7,901,718	25,861
Kirkland Lake Gold Ltd.	1,088,219	47,969
Lundin Gold, Inc. (a)	458,003	2,938
Newcrest Mining Ltd.	2,701,993	57,358
Novagold Resources, Inc. (a)	3,373,076	30,184
Royal Gold, Inc.	25,705	3,142
Wheaton Precious Metals Corp.	115,671	3,442
		528,915

TOTAL MATERIALS		787,222

REAL ESTATE - 1.3%
Equity Real Estate Investment Trusts (REITs) - 1.3%
American Tower Corp.	557,050	128,021
Equity Commonwealth	50,712	1,665
Equity Residential (SBI)	265,516	21,486
Gaming & Leisure Properties	616,108	26,523
Prologis, Inc.	52,306	4,663
Simon Property Group, Inc.	300,433	44,752
Spirit Realty Capital, Inc.	718,789	35,350
VEREIT, Inc.	2,639,848	24,392
VICI Properties, Inc.	2,365,015	60,426
		347,278
UTILITIES - 1.2%
Electric Utilities - 1.2%
Alliant Energy Corp.	1,073,332	58,733
Duke Energy Corp.	1,365,984	124,591
IDACORP, Inc.	231,202	24,692
NextEra Energy, Inc.	117,167	28,373
Southern Co.	1,293,975	82,426
		318,815
TOTAL COMMON STOCKS
(Cost $14,282,338)		26,031,727

Preferred Stocks - 0.6%
Convertible Preferred Stocks - 0.6%
CONSUMER DISCRETIONARY - 0.1%
Textiles, Apparel & Luxury Goods - 0.1%
Allbirds, Inc.:
Series A (a)(c)(d)	74,760	850
Series B (a)(c)(d)	13,135	149
Series C (a)(c)(d)	125,520	1,427
Series D (c)(d)	94,365	1,073
Series Seed (a)(c)(d)	40,165	457
Bolt Threads, Inc. Series D (a)(c)(d)	1,324,673	18,519
		22,475
CONSUMER STAPLES - 0.1%
Food & Staples Retailing - 0.1%
Roofoods Ltd. Series F (a)(c)(d)	21,314	10,051
Sweetgreen, Inc.:
Series C (c)(d)	14,103	208
Series D (c)(d)	226,847	3,346
Series I (c)(d)	534,650	7,886
		21,491
HEALTH CARE - 0.2%
Biotechnology - 0.1%
23andMe, Inc.:
Series E (a)(c)(d)	166,247	2,381
Series F (a)(c)(d)	462,756	6,627
Intarcia Therapeutics, Inc. Series CC (a)(c)(d)	516,522	20,888
		29,896
Health Care Equipment & Supplies - 0.1%
Butterfly Network, Inc. Series D (a)(c)(d)	2,225,827	25,886
Health Care Providers & Services - 0.0%
Mulberry Health, Inc. Series A-8 (a)(c)(d)	1,159,721	6,077
TOTAL HEALTH CARE		61,859
INDUSTRIALS - 0.1%
Aerospace & Defense - 0.1%
Space Exploration Technologies Corp.:
Series G (a)(c)(d)	145,254	31,084
Series H (a)(c)(d)	42,094	9,008
		40,092
INFORMATION TECHNOLOGY - 0.1%
Software - 0.1%
Magic Leap, Inc. Series D (a)(c)(d)	555,556	15,000
REAL ESTATE - 0.0%
Real Estate Management & Development - 0.0%
WeWork Companies, Inc. Series F (a)(c)(d)	31,954	613

TOTAL CONVERTIBLE PREFERRED STOCKS		161,530

Nonconvertible Preferred Stocks - 0.0%
ENERGY - 0.0%
Oil, Gas & Consumable Fuels - 0.0%
Petroleo Brasileiro SA - Petrobras sponsored ADR	194,977	3,108
TOTAL PREFERRED STOCKS
(Cost $128,738)		164,638
	Principal Amount (000s)	Value (000s)

Nonconvertible Bonds - 0.0%
ENERGY - 0.0%
Energy Equipment & Services - 0.0%
Pacific Drilling SA 12% 4/1/24 pay-in-kind(f)(g)
(Cost $682)	670	402
	Shares	Value (000s)

Other - 0.1%
ENERGY - 0.1%
Oil, Gas & Consumable Fuels - 0.1%
Utica Shale Drilling Program (non-operating revenue interest) (b)(c)(d)
(Cost $50,430)	50,430,153	23,289

Money Market Funds - 1.2%
Fidelity Cash Central Fund 1.58% (h)	206,976,938	207,018
Fidelity Securities Lending Cash Central Fund 1.58% (h)(i)	108,223,125	108,234
TOTAL MONEY MARKET FUNDS
(Cost $315,252)		315,252
TOTAL INVESTMENT IN SECURITIES - 100.5%
(Cost $14,777,440)		26,535,308
NET OTHER ASSETS (LIABILITIES) - (0.5)%		(130,352)
NET ASSETS - 100%		$26,404,956

Values shown as $0 in the Schedule of Investments may reflect amounts less than $500.

Legend

 (a) Non-income producing

 (b) Investment is owned by a wholly-owned subsidiary (Subsidiary) that is treated as a corporation for U.S. tax purposes.

 (c) Restricted securities (including private placements) - Investment in securities not registered under the Securities Act of 1933 (excluding 144A issues). At the end of the period, the value of restricted securities (excluding 144A issues) amounted to $297,157,000 or 1.1% of net assets.

 (d) Level 3 security

 (e) Security or a portion of the security is on loan at period end.

 (f) Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the end of the period, the value of these securities amounted to $99,012,000 or 0.4% of net assets.

 (g) Coupon rates for floating and adjustable rate securities reflect the rates in effect at period end.

 (h) Affiliated fund that is generally available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's website or upon request.

 (i) Investment made with cash collateral received from securities on loan.

Additional information on each restricted holding is as follows:

Security	Acquisition Date	Acquisition Cost (000s)
23andMe, Inc.	12/7/18	$379
23andMe, Inc. Series E	6/18/15	$1,800
23andMe, Inc. Series F	8/31/17	$6,425
Allbirds, Inc.	10/9/18	$2,077
Allbirds, Inc. Series A	10/9/18	$820
Allbirds, Inc. Series B	10/9/18	$144
Allbirds, Inc. Series C	10/9/18	$1,377
Allbirds, Inc. Series D	12/23/19	$1,216
Allbirds, Inc. Series Seed	10/9/18	$440
ASAC II LP	10/10/13	$725
Blu Homes, Inc.	6/10/13 - 12/30/14	$32,763
Bolt Threads, Inc. Series D	12/13/17	$21,247
Butterfly Network, Inc. Series D	5/4/18	$22,859
I-Pulse, Inc.	3/18/10	$94
Intarcia Therapeutics, Inc. Series CC	11/14/12	$7,040
Magic Leap, Inc. Series D	10/6/17	$15,000
Mulberry Health, Inc. Series A-8	1/20/16	$7,834
Olivo Labs	2/8/17	$763
Roofoods Ltd. Series F	9/12/17	$7,536
Space Exploration Technologies Corp. Class A	10/16/15 - 9/11/17	$25,597
Space Exploration Technologies Corp. Class C	9/11/17	$614
Space Exploration Technologies Corp. Series G	1/20/15	$11,251
Space Exploration Technologies Corp. Series H	8/4/17	$5,682
Sweetgreen, Inc. Series C	9/13/19	$241
Sweetgreen, Inc. Series D	9/13/19	$3,879
Sweetgreen, Inc. Series I	9/13/19	$9,143
Tanium, Inc. Class B	4/21/17	$3,436
TulCo LLC	8/24/17	$6,082
Utica Shale Drilling Program (non-operating revenue interest)	10/5/16 - 9/1/17	$50,430
WeWork Companies, Inc. Series F	12/1/16	$1,604
WME Entertainment Parent, LLC Class A	8/16/16	$25,816

Affiliated Central Funds

Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:

Fund	Income earned
(Amounts in thousands)
Fidelity Cash Central Fund	$10,045
Fidelity Securities Lending Cash Central Fund	1,893
Total	$11,938

Amounts in the income column in the above table include any capital gain distributions from underlying funds, which are presented in the corresponding line-item in the Statement of Operations, if applicable. Amount for Fidelity Securities Lending Cash Central Fund represents the income earned on investing cash collateral, less rebates paid to borrowers and any lending agent fees associated with the loan, plus any premium payments received for lending certain types of securities.

Investment Valuation

The following is a summary of the inputs used, as of December 31, 2019, involving the Fund's assets and liabilities carried at fair value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used below, please refer to the Investment Valuation section in the accompanying Notes to Financial Statements.

	Valuation Inputs at Reporting Date:
Description	Total	Level 1	Level 2	Level 3
(Amounts in thousands)
Investments in Securities:
Equities:
Communication Services	$3,561,233	$3,523,111	$--	$38,122
Consumer Discretionary	3,263,200	3,127,093	111,056	25,051
Consumer Staples	1,264,433	1,105,156	137,786	21,491
Energy	1,068,437	1,068,437	--	--
Financials	3,898,471	3,876,290	22,181	--
Health Care	3,364,050	3,248,760	52,930	62,360
Industrials	2,105,452	1,878,835	123,456	103,161
Information Technology	6,217,161	6,150,201	43,638	23,322
Materials	787,222	787,222	--	--
Real Estate	347,891	347,278	--	613
Utilities	318,815	318,815	--	--
Corporate Bonds	402	--	402	--
Other	23,289	--	--	23,289
Money Market Funds	315,252	315,252	--	--
Total Investments in Securities:	$26,535,308	$25,746,450	$491,449	$297,409

The following is a reconciliation of Investments in Securities for which Level 3 inputs were used in determining value:

(Amounts in thousands)
Investments in Securities:
Beginning Balance	$499,909
Net Realized Gain (Loss) on Investment Securities	(6,460)
Net Unrealized Gain (Loss) on Investment Securities	31,889
Cost of Purchases	14,504
Proceeds of Sales	(369)
Amortization/Accretion	--
Transfers into Level 3	--
Transfers out of Level 3	(242,064)
Ending Balance	$297,409
The change in unrealized gain (loss) for the period attributable to Level 3 securities held at December 31, 2019	$25,438

The information used in the above reconciliation represents fiscal year to date activity for any Investments in Securities identified as using Level 3 inputs at either the beginning or the end of the current fiscal period, and proceeds of sales includes securities delivered through in-kind transactions. Transfers in or out of Level 3 represent the beginning value of any Security or Instrument where a change in the pricing level occurred from the beginning to the end of the period. The cost of purchases and the proceeds of sales may include securities received or delivered through corporate actions or exchanges. Realized and unrealized gains (losses) disclosed in the reconciliation are included in Net Gain (Loss) on the Fund's Statement of Operations.

Other Information

Distribution of investments by country or territory of incorporation, as a percentage of Total Net Assets, is as follows (Unaudited):

United States of America	89.3%
Canada	2.4%
United Kingdom	1.5%
Switzerland	1.1%
India	1.0%
Netherlands	1.0%
Others (Individually Less Than 1%)	3.7%
100.0%

See accompanying notes which are an integral part of the financial statements.

Financial Statements

Statement of Assets and Liabilities

Amounts in thousands (except per-share amounts)		December 31, 2019
Assets
Investment in securities, at value (including securities loaned of $106,320) — See accompanying schedule: Unaffiliated issuers (cost $14,462,188)	$26,220,056
Fidelity Central Funds (cost $315,252)	315,252
Total Investment in Securities (cost $14,777,440)		$26,535,308
Restricted cash		2,962
Receivable for investments sold		9,966
Receivable for fund shares sold		11,717
Dividends receivable		16,167
Interest receivable		14
Distributions receivable from Fidelity Central Funds		684
Prepaid expenses		36
Other receivables		1,111
Total assets		26,577,965
Liabilities
Payable to custodian bank	$3,297
Payable for investments purchased	357
Payable for fund shares redeemed	34,686
Accrued management fee	14,364
Distribution and service plan fees payable	3,867
Other affiliated payables	3,554
Other payables and accrued expenses	4,715
Collateral on securities loaned	108,169
Total liabilities		173,009
Net Assets		$26,404,956
Net Assets consist of:
Paid in capital		$14,570,633
Total accumulated earnings (loss)		11,834,323
Net Assets		$26,404,956
Net Asset Value and Maximum Offering Price
Class A:
Net Asset Value and redemption price per share ($6,156,381 ÷ 191,922 shares)(a)		$32.08
Maximum offering price per share (100/94.25 of $32.08)		$34.04
Class M:
Net Asset Value and redemption price per share ($1,843,930 ÷ 60,005 shares)(a)		$30.73
Maximum offering price per share (100/96.50 of $30.73)		$31.84
Class C:
Net Asset Value and offering price per share ($2,227,855 ÷ 82,412 shares)(a)		$27.03
Class I:
Net Asset Value, offering price and redemption price per share ($13,870,388 ÷ 421,547 shares)		$32.90
Class Z:
Net Asset Value, offering price and redemption price per share ($2,306,402 ÷ 70,042 shares)		$32.93

 (a) Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

See accompanying notes which are an integral part of the financial statements.

Statement of Operations

Amounts in thousands		Year ended December 31, 2019
Investment Income
Dividends		$303,452
Non-Cash dividends		17,119
Interest		1,519
Income from Fidelity Central Funds (including $1,893 from security lending)		11,938
Total income		334,028
Expenses
Management fee
Basic fee	$140,494
Performance adjustment	27,860
Transfer agent fees	41,823
Distribution and service plan fees	49,037
Accounting and security lending fees	1,929
Custodian fees and expenses	313
Independent trustees' fees and expenses	143
Registration fees	313
Audit	103
Legal	50
Interest	8
Miscellaneous	180
Total expenses before reductions	262,253
Expense reductions	(984)
Total expenses after reductions		261,269
Net investment income (loss)		72,759
Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers	1,825,584
Redemptions in-kind with affiliated entities	50,654
Fidelity Central Funds	56
Foreign currency transactions	(188)
Total net realized gain (loss)		1,876,106
Change in net unrealized appreciation (depreciation) on:
Investment securities:
Unaffiliated issuers (net of increase in deferred foreign taxes of $3,543)	4,638,463
Fidelity Central Funds	(53)
Assets and liabilities in foreign currencies	10
Total change in net unrealized appreciation (depreciation)		4,638,420
Net gain (loss)		6,514,526
Net increase (decrease) in net assets resulting from operations		$6,587,285

See accompanying notes which are an integral part of the financial statements.

Statement of Changes in Net Assets

Amounts in thousands	Year ended December 31, 2019	Year ended December 31, 2018
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$72,759	$35,802
Net realized gain (loss)	1,876,106	2,912,633
Change in net unrealized appreciation (depreciation)	4,638,420	(3,878,808)
Net increase (decrease) in net assets resulting from operations	6,587,285	(930,373)
Distributions to shareholders	(1,692,173)	(3,115,953)
Share transactions - net increase (decrease)	(2,130,240)	(88,504)
Total increase (decrease) in net assets	2,764,872	(4,134,830)
Net Assets
Beginning of period	23,640,084	27,774,914
End of period	$26,404,956	$23,640,084

See accompanying notes which are an integral part of the financial statements.

Financial Highlights

Fidelity Advisor New Insights Fund Class A

Years ended December 31,	2019	2018	2017	2016	2015
Selected Per–Share Data
Net asset value, beginning of period	$26.50	$31.38	$26.44	$26.14	$26.67
Income from Investment Operations
Net investment income (loss)A	.06	.03	.04	.06	.05
Net realized and unrealized gain (loss)	7.60	(1.26)	7.29	1.56	.57
Total from investment operations	7.66	(1.23)	7.33	1.62	.62
Distributions from net investment income	(.04)	–	–B	(.04)	(.02)
Distributions from net realized gain	(2.04)	(3.65)	(2.39)	(1.28)	(1.13)
Total distributions	(2.08)	(3.65)	(2.39)	(1.32)	(1.15)
Net asset value, end of period	$32.08	$26.50	$31.38	$26.44	$26.14
Total ReturnC,D	29.15%	(4.42)%	27.98%	6.31%	2.39%
Ratios to Average Net AssetsE,F
Expenses before reductions	1.08%	1.04%	.94%	.89%	.92%
Expenses net of fee waivers, if any	1.08%	1.04%	.94%	.89%	.91%
Expenses net of all reductions	1.07%	1.04%	.93%	.88%	.91%
Net investment income (loss)	.20%	.08%	.12%	.24%	.20%
Supplemental Data
Net assets, end of period (in millions)	$6,156	$4,747	$5,612	$6,873	$7,920
Portfolio turnover rateG	27%H	36%	30%	42%	47%

 A Calculated based on average shares outstanding during the period.

 B Amount represents less than $.005 per share.

 C Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 D Total returns do not include the effect of the sales charges.

 E Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

 F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

 G Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

 H Portfolio turnover rate excludes securities received or delivered in-kind.

See accompanying notes which are an integral part of the financial statements.

Fidelity Advisor New Insights Fund Class M

Years ended December 31,	2019	2018	2017	2016	2015
Selected Per–Share Data
Net asset value, beginning of period	$25.49	$30.39	$25.73	$25.51	$26.10
Income from Investment Operations
Net investment income (loss)A	(.01)	(.05)	(.04)	–B	(.01)
Net realized and unrealized gain (loss)	7.29	(1.20)	7.09	1.50	.55
Total from investment operations	7.28	(1.25)	7.05	1.50	.54
Distributions from net investment income	–	–	–B	–B	–
Distributions from net realized gain	(2.04)	(3.65)	(2.39)	(1.28)	(1.13)
Total distributions	(2.04)	(3.65)	(2.39)	(1.28)	(1.13)
Net asset value, end of period	$30.73	$25.49	$30.39	$25.73	$25.51
Total ReturnC,D	28.79%	(4.64)%	27.66%	6.01%	2.14%
Ratios to Average Net AssetsE,F
Expenses before reductions	1.32%	1.29%	1.18%	1.14%	1.17%
Expenses net of fee waivers, if any	1.32%	1.29%	1.18%	1.14%	1.16%
Expenses net of all reductions	1.32%	1.29%	1.18%	1.13%	1.16%
Net investment income (loss)	(.05)%	(.17)%	(.13)%	(.01)%	(.05)%
Supplemental Data
Net assets, end of period (in millions)	$1,844	$1,638	$1,926	$1,849	$2,071
Portfolio turnover rateG	27%H	36%	30%	42%	47%

 A Calculated based on average shares outstanding during the period.

 B Amount represents less than $.005 per share.

 C Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 D Total returns do not include the effect of the sales charges.

 E Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

 F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

 G Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

 H Portfolio turnover rate excludes securities received or delivered in-kind.

See accompanying notes which are an integral part of the financial statements.

Fidelity Advisor New Insights Fund Class C

Years ended December 31,	2019	2018	2017	2016	2015
Selected Per–Share Data
Net asset value, beginning of period	$22.73	$27.63	$23.69	$23.70	$24.45
Income from Investment Operations
Net investment income (loss)A	(.15)	(.19)	(.17)	(.12)	(.14)
Net realized and unrealized gain (loss)	6.49	(1.06)	6.50	1.39	.52
Total from investment operations	6.34	(1.25)	6.33	1.27	.38
Distributions from net investment income	–	–	–B	–B	–
Distributions from net realized gain	(2.04)	(3.65)	(2.39)	(1.28)	(1.13)
Total distributions	(2.04)	(3.65)	(2.39)	(1.28)	(1.13)
Net asset value, end of period	$27.03	$22.73	$27.63	$23.69	$23.70
Total ReturnC,D	28.15%	(5.11)%	26.99%	5.49%	1.63%
Ratios to Average Net AssetsE,F
Expenses before reductions	1.83%	1.79%	1.68%	1.64%	1.67%
Expenses net of fee waivers, if any	1.83%	1.79%	1.68%	1.64%	1.66%
Expenses net of all reductions	1.83%	1.79%	1.68%	1.63%	1.66%
Net investment income (loss)	(.55)%	(.67)%	(.63)%	(.51)%	(.55)%
Supplemental Data
Net assets, end of period (in millions)	$2,228	$2,932	$3,718	$3,521	$3,841
Portfolio turnover rateG	27%H	36%	30%	42%	47%

 A Calculated based on average shares outstanding during the period.

 B Amount represents less than $.005 per share.

 C Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 D Total returns do not include the effect of the contingent deferred sales charge.

 E Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

 F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

 G Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

 H Portfolio turnover rate excludes securities received or delivered in-kind.

See accompanying notes which are an integral part of the financial statements.

Fidelity Advisor New Insights Fund Class I

Years ended December 31,	2019	2018	2017	2016	2015
Selected Per–Share Data
Net asset value, beginning of period	$27.14	$32.03	$26.95	$26.63	$27.15
Income from Investment Operations
Net investment income (loss)A	.15	.11	.12	.13	.13
Net realized and unrealized gain (loss)	7.77	(1.27)	7.44	1.59	.57
Total from investment operations	7.92	(1.16)	7.56	1.72	.70
Distributions from net investment income	(.12)	(.07)	(.09)	(.11)	(.09)
Distributions from net realized gain	(2.04)	(3.65)	(2.39)	(1.28)	(1.13)
Total distributions	(2.16)	(3.73)B	(2.48)	(1.40)C	(1.22)
Net asset value, end of period	$32.90	$27.14	$32.03	$26.95	$26.63
Total ReturnD	29.42%	(4.14)%	28.30%	6.55%	2.64%
Ratios to Average Net AssetsE,F
Expenses before reductions	.82%	.79%	.68%	.63%	.66%
Expenses net of fee waivers, if any	.82%	.79%	.68%	.63%	.66%
Expenses net of all reductions	.82%	.78%	.67%	.63%	.66%
Net investment income (loss)	.46%	.33%	.38%	.50%	.45%
Supplemental Data
Net assets, end of period (in millions)	$13,870	$12,581	$14,894	$11,662	$12,310
Portfolio turnover rateG	27%H	36%	30%	42%	47%

 A Calculated based on average shares outstanding during the period.

 B Total distributions of $3.73 per share is comprised of distributions from net investment income of $.073 and distributions from net realized gain of $3.653 per share.

 C Total distributions of $1.40 per share is comprised of distributions from net investment income of $.114 and distributions from net realized gain of $1.281 per share.

 D Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 E Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

 F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

 G Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

 H Portfolio turnover rate excludes securities received or delivered in-kind.

See accompanying notes which are an integral part of the financial statements.

Fidelity Advisor New Insights Fund Class Z

Years ended December 31,	2019	2018	2017	2016	2015
Selected Per–Share Data
Net asset value, beginning of period	$27.16	$32.06	$26.97	$26.65	$27.17
Income from Investment Operations
Net investment income (loss)A	.18	.15	.16	.17	.16
Net realized and unrealized gain (loss)	7.79	(1.28)	7.45	1.58	.58
Total from investment operations	7.97	(1.13)	7.61	1.75	.74
Distributions from net investment income	(.17)	(.12)	(.13)	(.15)	(.12)
Distributions from net realized gain	(2.04)	(3.65)	(2.39)	(1.28)	(1.13)
Total distributions	(2.20)B	(3.77)	(2.52)	(1.43)	(1.26)C
Net asset value, end of period	$32.93	$27.16	$32.06	$26.97	$26.65
Total ReturnD	29.60%	(4.03)%	28.49%	6.68%	2.78%
Ratios to Average Net AssetsE,F
Expenses before reductions	.70%	.66%	.55%	.50%	.53%
Expenses net of fee waivers, if any	.70%	.66%	.55%	.50%	.53%
Expenses net of all reductions	.70%	.66%	.55%	.50%	.53%
Net investment income (loss)	.58%	.46%	.50%	.63%	.58%
Supplemental Data
Net assets, end of period (in millions)	$2,306	$1,741	$1,626	$492	$436
Portfolio turnover rateG	27%H	36%	30%	42%	47%

 A Calculated based on average shares outstanding during the period.

 B Total distributions of $2.20 per share is comprised of distributions from net investment income of $.165 and distributions from net realized gain of $2.035 per share.

 C Total distributions of $1.26 per share is comprised of distributions from net investment income of $.124 and distributions from net realized gain of $1.134 per share.

 D Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 E Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

 F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

 G Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

 H Portfolio turnover rate excludes securities received or delivered in-kind.

See accompanying notes which are an integral part of the financial statements.

Notes to Financial Statements

For the period ended December 31, 2019
(Amounts in thousands except percentages)

1. Organization.

Fidelity Advisor New Insights Fund (the Fund) is a fund of Fidelity Contrafund (the Trust) and is authorized to issue an unlimited number of shares. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. The Fund offers Class A, Class M, Class C, Class I and Class Z shares, each of which has equal rights as to assets and voting privileges. Each class has exclusive voting rights with respect to matters that affect that class. Effective March 1, 2019, Class C shares will automatically convert to Class A shares after a holding period of ten years from the initial date of purchase, with certain exceptions.

2. Investments in Fidelity Central Funds.

The Fund invests in Fidelity Central Funds, which are open-end investment companies generally available only to other investment companies and accounts managed by the investment adviser and its affiliates. The Fund's Schedule of Investments lists each of the Fidelity Central Funds held as of period end, if any, as an investment of the Fund, but does not include the underlying holdings of each Fidelity Central Fund. As an Investing Fund, the Fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds.

The Money Market Central Funds seek preservation of capital and current income and are managed by Fidelity Investments Money Management, Inc. (FIMM), an affiliate of the investment adviser. Annualized expenses of the Money Market Central Funds as of their most recent shareholder report date ranged from less than .005% to .01%.

A complete unaudited list of holdings for each Fidelity Central Fund is available upon request or at the Securities and Exchange Commission (the SEC) website at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC website or upon request.

3. Significant Accounting Policies.

The Fund is an investment company and applies the accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946 Financial Services – Investments Companies. The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (GAAP), which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. Subsequent events, if any, through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. The following summarizes the significant accounting policies of the Fund:

Investment Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. The Board of Trustees (the Board) has delegated the day to day responsibility for the valuation of the Fund's investments to the Fair Value Committee (the Committee) established by the Fund's investment adviser. In accordance with valuation policies and procedures approved by the Board, the Fund attempts to obtain prices from one or more third party pricing vendors or brokers to value its investments. When current market prices, quotations or currency exchange rates are not readily available or reliable, investments will be fair valued in good faith by the Committee, in accordance with procedures adopted by the Board. Factors used in determining fair value vary by investment type and may include market or investment specific events, changes in interest rates and credit quality. The frequency with which these procedures are used cannot be predicted and they may be utilized to a significant extent. The Committee oversees the Fund's valuation policies and procedures and reports to the Board on the Committee's activities and fair value determinations. The Board monitors the appropriateness of the procedures used in valuing the Fund's investments and ratifies the fair value determinations of the Committee.

The Fund categorizes the inputs to valuation techniques used to value its investments into a disclosure hierarchy consisting of three levels as shown below:

  Level 1 – quoted prices in active markets for identical investments
  Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)
  Level 3 – unobservable inputs (including the Fund's own assumptions based on the best information available)

Valuation techniques used to value the Fund's investments by major category are as follows:

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by a third party pricing vendor on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price or may be valued using the last available price and are generally categorized as Level 2 in the hierarchy. For foreign equity securities, when market or security specific events arise, comparisons to the valuation of American Depositary Receipts (ADRs), futures contracts, Exchange-Traded Funds (ETFs) and certain indexes as well as quoted prices for similar securities may be used and would be categorized as Level 2 in the hierarchy. For equity securities, including restricted securities, where observable inputs are limited, assumptions about market activity and risk are used and these securities may be categorized as Level 3 in the hierarchy. Securities, including private placements or other restricted securities, for which observable inputs are not available are valued using alternate valuation approaches, including the market approach, income approach and cost approach and are categorized as Level 3 in the hierarchy. The market approach considers factors including the price of recent investments in the same or a similar security or financial metrics of comparable securities. The income approach considers factors including expected future cash flows, security specific risks and corresponding discount rates. The cost approach considers factors including the value of the security's underlying assets and liabilities.

Debt securities, including restricted securities, are valued based on evaluated prices received from third party pricing vendors or from brokers who make markets in such securities. Corporate bonds are valued by pricing vendors who utilize matrix pricing which considers yield or price of bonds of comparable quality, coupon, maturity and type or by broker-supplied prices. When independent prices are unavailable or unreliable, debt securities may be valued utilizing pricing methodologies which consider similar factors that would be used by third party pricing vendors. Debt securities are generally categorized as Level 2 in the hierarchy but may be Level 3 depending on the circumstances.

Investments in open-end mutual funds, including the Fidelity Central Funds, are valued at their closing net asset value (NAV) each business day and are categorized as Level 1 in the hierarchy.

The following provides information on Level 3 securities held by the Fund that were valued at period end based on unobservable inputs. These amounts exclude valuations provided by a broker.

Asset Type	Fair Value	Valuation Technique(s)	Unobservable Input	Amount or Range/Weighted Average	Impact to Valuation from an Increase in Input(a)
Equities	$ 274,120	Market comparable	Enterprise value/Sales multiple (EV/S)	1.5 – 14.4 / 8.7	Increase
			Discount rate	15.0% - 73.3% / 37.3%	Decrease
			Discount for lack of marketability	10.0% - 15.0% / 11.8%	Decrease
			Premium rate	25.0% - 94.7% / 56.2%	Increase
			Proxy discount	6.0%	Decrease
		Market approach	Enterprise value/Sales multiple (EV/S)	3.1 – 3.4 / 3.2	Increase
			Transaction price	$9.85 - $214.00 / $157.04	Increase
			Tender price	$19.19	Increase
			Discount for lack of marketability	20.0% - 50.0% / 20.8%	Decrease
		Recovery value	Recovery value	0.0% - 0.2% / 0.2%	Increase
Other	$ 23,289	Discounted cash flow	Discount rate	16.5%	Decrease

 (a) Represents the directional change in the fair value of the Level 3 investments that could have resulted from an increase in the corresponding input as of period end. A decrease to the unobservable input would have had the opposite effect. Significant changes in these inputs may have resulted in a significantly higher or lower fair value measurement at period end.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The aggregate value of investments by input level as of December 31, 2019, as well as a roll forward of Level 3 investments, is included at the end of the Fund's Schedule of Investments.

Foreign Currency. The Fund may use foreign currency contracts to facilitate transactions in foreign-denominated securities. Gains and losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Foreign-denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rates at period end. Purchases and sales of investment securities, income and dividends received and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Investment Transactions and Income. For financial reporting purposes, the Fund's investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time and includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost and include proceeds received from litigation. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Income and capital gain distributions from Fidelity Central Funds, if any, are recorded on the ex-dividend date. Certain distributions received by the Fund represent a return of capital or capital gain. The Fund determines the components of these distributions subsequent to the ex-dividend date, based upon receipt of tax filings or other correspondence relating to the underlying investment. These distributions are recorded as a reduction of cost of investments and/or as a realized gain. Interest income is accrued as earned and includes coupon interest and amortization of premium and accretion of discount on debt securities as applicable. Paid in Kind (PIK) income is recorded at the fair market value of the securities received. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain. Debt obligations may be placed on non-accrual status and related interest income may be reduced by ceasing current accruals and writing off interest receivables when the collection of all or a portion of interest has become doubtful based on consistently applied procedures. A debt obligation is removed from non-accrual status when the issuer resumes interest payments or when collectability of interest is reasonably assured.

Class Allocations and Expenses. Investment income, realized and unrealized capital gains and losses, common expenses of the Fund, and certain fund-level expense reductions, if any, are allocated daily on a pro-rata basis to each class based on the relative net assets of each class to the total net assets of the Fund. Each class differs with respect to transfer agent and distribution and service plan fees incurred. Certain expense reductions may also differ by class. For the reporting period, the allocated portion of income and expenses to each class as a percent of its average net assets may vary due to the timing of recording these transactions in relation to fluctuating net assets of the classes. Expenses directly attributable to a fund are charged to that fund. Expenses attributable to more than one fund are allocated among the respective funds on the basis of relative net assets or other appropriate methods. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Deferred Trustee Compensation. Under a Deferred Compensation Plan (the Plan) for the Fund, certain independent Trustees have elected to defer receipt of a portion of their annual compensation. Deferred amounts are invested in a cross-section of Fidelity funds, are marked-to-market and remain in the Fund until distributed in accordance with the Plan. The investment of deferred amounts and the offsetting payable to the Trustees of $927 are included in the accompanying Statement of Assets and Liabilities in other receivables and other payables and accrued expenses, respectively.

Income Tax Information and Distributions to Shareholders. Each year, the Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code, including distributing substantially all of its taxable income and realized gains. As a result, no provision for U.S. Federal income taxes is required. As of December 31, 2019, the Fund did not have any unrecognized tax benefits in the financial statements; nor is the Fund aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. The Fund files a U.S. federal tax return, in addition to state and local tax returns as required. The Fund's federal income tax returns are subject to examination by the Internal Revenue Service (IRS) for a period of three fiscal years after they are filed. State and local tax returns may be subject to examination for an additional fiscal year depending on the jurisdiction. Foreign taxes are provided for based on the Fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests. The Fund is subject to a tax imposed on capital gains by certain countries in which it invests. An estimated deferred tax liability for net unrealized appreciation on the applicable securities is included in Other payables and accrued expenses on the Statement of Assets & Liabilities.

Distributions are declared and recorded on the ex-dividend date. Income and capital gain distributions are declared separately for each class. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. In addition, the Fund claimed a portion of the payment made to redeeming shareholders as a distribution for income tax purposes.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Capital accounts are not adjusted for temporary book-tax differences which will reverse in a subsequent period.

Book-tax differences are primarily due to foreign currency transactions, certain foreign taxes, passive foreign investment companies (PFIC), market discount, redemptions in kind, partnerships, deferred trustees compensation, and losses deferred due to wash sales.

As of period end, the cost and unrealized appreciation (depreciation) in securities, and derivatives if applicable, for federal income tax purposes were as follows:

Gross unrealized appreciation	$12,252,384
Gross unrealized depreciation	(573,965)
Net unrealized appreciation (depreciation)	$11,678,419
Tax Cost	$14,856,889

The tax-based components of distributable earnings as of period end were as follows:

Undistributed ordinary income	$1,431
Undistributed long-term capital gain	$158,940
Net unrealized appreciation (depreciation) on securities and other investments	$11,678,422

The tax character of distributions paid was as follows:

	December 31, 2019	December 31, 2018
Ordinary Income	$68,496	$ 38,429
Long-term Capital Gains	1,623,677	3,077,524
Total	$1,692,173	$ 3,115,953

Restricted Securities (including Private Placements). The Fund may invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. Information regarding restricted securities is included at the end of the Fund's Schedule of Investments.

Consolidated Subsidiary. The Fund invests in certain investments through a wholly-owned subsidiary ("Subsidiary"), which may be subject to federal and state taxes upon disposition.

As of period end, the Fund held an investment of $73,452 in these Subsidiaries, representing .28% of the Fund's net assets. The financial statements have been consolidated and include accounts of the Fund and each Subsidiary. Accordingly, all inter-company transactions and balances have been eliminated.

Any cash held by the Subsidiaries is restricted as to its use and is presented as Restricted cash in the Statement of Assets and Liabilities.

4. Purchases and Sales of Investments.

Purchases and sales of securities, other than short-term securities and in-kind transactions, aggregated $7,020,269 and $10,594,082, respectively.

5. Fees and Other Transactions with Affiliates.

Management Fee. Fidelity Management & Research Company (the investment adviser) and its affiliates provide the Fund with investment management related services for which the Fund pays a monthly management fee. The management fee is the sum of an individual fund fee rate that is based on an annual rate of .30% of the Fund's average net assets and an annualized group fee rate that averaged .24% during the period. The group fee rate is based upon the average net assets of all the mutual funds advised by the investment adviser, including any mutual funds previously advised by the investment adviser that are currently advised by Fidelity SelectCo, LLC, an affiliate of the investment adviser. The group fee rate decreases as assets under management increase and increases as assets under management decrease. In addition, the management fee is subject to a performance adjustment (up to a maximum of +/- .20% of the Fund's average net assets over a 36 month performance period). The upward or downward adjustment to the management fee is based on the relative investment performance of Class I of the Fund as compared to its benchmark index, the S&P 500 Index, over the same 36 month performance period. For the reporting period, the total annual management fee rate, including the performance adjustment, was .64% of the Fund's average net assets. The performance adjustment included in the management fee rate may be higher or lower than the maximum performance adjustment rate due to the difference between the average net assets for the reporting and performance periods.

Distribution and Service Plan Fees. In accordance with Rule 12b-1 of the 1940 Act, the Fund has adopted separate Distribution and Service Plans for each class of shares. Certain classes pay Fidelity Distributors Corporation (FDC), an affiliate of the investment adviser, separate Distribution and Service Fees, each of which is based on an annual percentage of each class' average net assets. In addition, FDC may pay financial intermediaries for selling shares of the Fund and providing shareholder support services. For the period, the Distribution and Service Fee rates, total fees and amounts retained by FDC were as follows:

	Distribution Fee	Service Fee	Total Fees	Retained by FDC
Class A	-%	.25%	$14,623	$141
Class M	.25%	.25%	9,119	32
Class C	.75%	.25%	25,295	1,863
			$49,037	$2,036

Sales Load. FDC may receive a front-end sales charge of up to 5.75% for selling Class A shares and 3.50% for selling Class M shares, some of which is paid to financial intermediaries for selling shares of the Fund. Depending on the holding period, FDC may receive contingent deferred sales charges levied on Class A, Class M and Class C redemptions. The deferred sales charges are 1.00% for Class C shares, 1.00% for certain purchases of Class A shares and .25% for certain purchases of Class M shares.

For the period, sales charge amounts retained by FDC were as follows:

Retained by FDC
Class A	$928
Class M	112
Class C(a)	124
$1,164

 (a) When Class C shares are initially sold, FDC pays commissions from its own resources to financial intermediaries through which the sales are made.

Transfer Agent Fees. Fidelity Investments Institutional Operations Company, Inc., (FIIOC), an affiliate of the investment adviser, is the transfer, dividend disbursing and shareholder servicing agent for each class of the Fund. FIIOC receives account fees and asset-based fees that vary according to the account size and type of account of the shareholders of the respective classes of the Fund, except for Class Z. FIIOC receives an asset-based fee of Class Z's average net assets. FIIOC pays for typesetting, printing and mailing of shareholder reports, except proxy statements.

For the period, transfer agent fees for each class were as follows:

	Amount	% of Class-Level Average Net Assets
Class A	$10,068.17
Class M	3,107.17
Class C	4,438.18
Class I	23,245.17
Class Z	965.05
	$41,823

Accounting and Security Lending Fees. Fidelity Service Company, Inc. (FSC), an affiliate of the investment adviser, maintains the Fund's accounting records. The accounting fee is based on the level of average net assets for each month. Prior to April 1, 2019, FSC had a separate agreement with the Fund for administration of the security lending program, based on the number and duration of lending transactions. For the period, the total fees paid for accounting and administration of securities lending were equivalent to the following annual rates:

% of Average Net Assets
Fidelity Advisor New Insights Fund	.01

Brokerage Commissions. A portion of portfolio transactions were placed with brokerage firms which are affiliates of the investment adviser. Brokerage commissions are included in net realized gain (loss) and change in net unrealized appreciation (depreciation) in the Statement of Operations. The commissions paid to these affiliated firms were as follows:

Amount
Fidelity Advisor New Insights Fund	$207

Interfund Lending Program. Pursuant to an Exemptive Order issued by the SEC, the fund, along with other registered investment companies having management contracts with Fidelity Management & Research Company (FMR) or other affiliated entities of FMR, may participate in an interfund lending program. This program provides an alternative credit facility allowing the fund to borrow from, or lend money to, other participating affiliated funds. At period end, there were no interfund loans outstanding. Activity in this program during the period for which loans were outstanding was as follows:

	Borrower or Lender	Average Loan Balance	Weighted Average Interest Rate	Interest Expense
Fidelity Advisor New Insights Fund	Borrower	$32,056	1.77%	$8

Interfund Trades. The Fund may purchase from or sell securities to other Fidelity Funds under procedures adopted by the Board. The procedures have been designed to ensure these interfund trades are executed in accordance with Rule 17a-7 of the 1940 Act. Interfund trades are included within the respective purchases and sales amounts shown in the Purchases and Sales of Investments note.

Affiliated Redemptions In-Kind. During the period, 2,829 shares of the Fund were redeemed in-kind for investments and cash with a value of $95,416. The net realized gain of $50,654 on investments delivered through in-kind redemptions is included in the accompanying Statement of Operations. The amount of the in-kind redemptions is included in share transactions in the accompanying Statement of Changes in Net Assets as well as the Notes to Financial Statements. The Fund recognized no gain or loss for federal income tax purposes.

6. Committed Line of Credit.

The Fund participates with other funds managed by the investment adviser or an affiliate in a $4.25 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The Fund has agreed to pay commitment fees on its pro-rata portion of the line of credit, which amounted to $70 and is reflected in Miscellaneous expenses on the Statement of Operations. During the period, the Fund did not borrow on this line of credit.

7. Security Lending.

The Fund lends portfolio securities from time to time in order to earn additional income. For equity securities, lending agents are used, including National Financial Services (NFS), an affiliate of the Fund. Pursuant to a securities lending agreement, NFS will receive a fee, which is capped at 9.9% of daily lending revenue, for its services as lending agent. The Fund may lend securities to certain qualified borrowers, including NFS. On the settlement date of the loan, the Fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of the Fund and any additional required collateral is delivered to the Fund on the next business day. The Fund or borrower may terminate the loan at any time, and if the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, the Fund may apply collateral received from the borrower against the obligation. The Fund may experience delays and costs in recovering the securities loaned. Any cash collateral received is invested in the Fidelity Securities Lending Cash Central Fund. The value of loaned securities and cash collateral at period end are disclosed on the Fund's Statement of Assets and Liabilities. At period end, there were no security loans outstanding with NFS, as affiliated borrower. Total fees paid by the Fund to NFS, as lending agent, amounted to $46. Security lending income represents the income earned on investing cash collateral, less rebates paid to borrowers and any lending agent fees associated with the loan, plus any premium payments received for lending certain types of securities. Security lending income is presented in the Statement of Operations as a component of income from Fidelity Central Funds, and includes $4 from securities loaned to NFS, as affiliated borrower.

8. Expense Reductions.

Commissions paid to certain brokers with whom the investment adviser, or its affiliates, places trades on behalf of the Fund include an amount in addition to trade execution, which may be rebated back to the Fund to offset certain expenses. This amount totaled $766 for the period. In addition, through arrangements with the Fund's custodian and each class' transfer agent, credits realized as a result of certain uninvested cash balances were used to reduce the Fund's expenses. During the period, custodian credits reduced the Fund's expenses by $4. During the period, transfer agent credits reduced each class' expenses as noted in the table below.

Expense reduction
Class C	$2

In addition, during the period the investment adviser or an affiliate reimbursed and/or waived a portion of fund-level operating expenses in the amount of $194.

In addition, during the period, the investment adviser or an affiliate reimbursed the Fund $18 for an operational error which is included in the accompanying Statement of Operations.

9. Distributions to Shareholders.

Distributions to shareholders of each class were as follows:

	Year ended December 31, 2019	Year ended December 31, 2018
Distributions to shareholders
Class A	$378,432	$611,052
Class M	117,043	216,798
Class C	167,143	442,026
Class I	882,649	1,628,031
Class Z	146,906	218,046
Total	$1,692,173	$3,115,953

10. Share Transactions.

Share transactions for each class were as follows and may contain automatic conversions between classes or exchanges between affiliated funds:

	Shares	Shares	Dollars	Dollars
	Year ended December 31, 2019	Year ended December 31, 2018	Year ended December 31, 2019	Year ended December 31, 2018
Class A
Shares sold	43,791	22,403	$1,342,089	$724,484
Reinvestment of distributions	11,497	20,596	359,374	582,228
Shares redeemed	(42,495)	(42,725)	(1,322,076)	(1,379,977)
Net increase (decrease)	12,793	274	$379,387	$(73,265)
Class M
Shares sold	4,552	6,067	$133,820	$188,128
Reinvestment of distributions	3,798	7,637	113,654	207,755
Shares redeemed	(12,624)	(12,796)	(376,096)	(397,279)
Net increase (decrease)	(4,274)	908	$(128,622)	$(1,396)
Class C
Shares sold	6,150	11,635	$161,475	$325,409
Reinvestment of distributions	5,902	16,981	155,171	413,509
Shares redeemed	(58,619)	(34,187)	(1,534,269)	(956,302)
Net increase (decrease)	(46,567)	(5,571)	$(1,217,623)	$(217,384)
Class I
Shares sold	49,250	78,360	$1,557,439	$2,567,783
Reinvestment of distributions	25,052	50,902	802,314	1,471,479
Shares redeemed	(116,402)(a)	(130,620)	(3,703,378)(a)	(4,257,116)
Net increase (decrease)	(42,100)	(1,358)	$(1,343,625)	$(217,854)
Class Z
Shares sold	24,307	25,301	$768,298	$843,488
Reinvestment of distributions	3,924	6,579	125,908	189,757
Shares redeemed	(22,300)	(18,489)	(713,963)	(611,850)
Net increase (decrease)	5,931	13,391	$180,243	$421,395

 (a) Amount includes in-kind redemptions (see the Affiliated Redemptions In-Kind note for additional details).

11. Other.

The Fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

Effective January 1, 2020, following any required regulatory notices and approvals:

Investment advisers Fidelity Investments Money Management, Inc., FMR Co., Inc., and Fidelity SelectCo, LLC, merged with and into Fidelity Management & Research Company. In connection with the merger transactions, the resulting, merged investment adviser was then redomiciled from Massachusetts to Delaware, changed its corporate structure from a corporation to a limited liability company, and changed its name to "Fidelity Management & Research Company LLC".

Broker-dealer Fidelity Distributors Corporation merged with and into Fidelity Investments Institutional Services Company, Inc. ("FIISC"). FIISC was then redomiciled from Massachusetts to Delaware, changed its corporate structure from a corporation to a limited liability company, and changed its name to "Fidelity Distributors Company LLC".

Fidelity Investments Institutional Operations Company, Inc. (FIIOC) converted from a Massachusetts corporation to a Massachusetts LLC, and changed its name to "Fidelity Investments Institutional Operations Company LLC".

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Fidelity Contrafund and Shareholders of Fidelity Advisor New Insights Fund:

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Fidelity Advisor New Insights Fund (one of the funds constituting Fidelity Contrafund, referred to hereafter as the “Fund”) as of December 31, 2019, the related statement of operations for the year ended December 31, 2019, the statement of changes in net assets for each of the two years in the period ended December 31, 2019, including the related notes, and the financial highlights for each of the five years in the period ended December 31, 2019 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of December 31, 2019, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended December 31, 2019 and the financial highlights for each of the five years in the period ended December 31, 2019 in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of December 31, 2019 by correspondence with the custodian, issuers of privately offered securities and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Boston, Massachusetts

February 11, 2020

We have served as the auditor of one or more investment companies in the Fidelity group of funds since 1932.

Trustees and Officers

The Trustees, Members of the Advisory Board (if any), and officers of the trust and fund, as applicable, are listed below. The Board of Trustees governs the fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee the fund's activities, review contractual arrangements with companies that provide services to the fund, oversee management of the risks associated with such activities and contractual arrangements, and review the fund's performance.  Except for Michael E. Wiley, each of the Trustees oversees 302 funds. Mr. Wiley oversees 199 funds.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust.  Each Trustee who is not an interested person (as defined in the Investment Company Act of 1940 (1940 Act)) of the trust and the fund is referred to herein as an Independent Trustee.  Each Independent Trustee shall retire not later than the last day of the calendar year in which his or her 75th birthday occurs.  The Independent Trustees may waive this mandatory retirement age policy with respect to individual Trustees.  Officers and Advisory Board Members hold office without limit in time, except that any officer or Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

The fund’s Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-877-208-0098.

Experience, Skills, Attributes, and Qualifications of the Trustees. The Governance and Nominating Committee has adopted a statement of policy that describes the experience, qualifications, attributes, and skills that are necessary and desirable for potential Independent Trustee candidates (Statement of Policy). The Board believes that each Trustee satisfied at the time he or she was initially elected or appointed a Trustee, and continues to satisfy, the standards contemplated by the Statement of Policy. The Governance and Nominating Committee also engages professional search firms to help identify potential Independent Trustee candidates who have the experience, qualifications, attributes, and skills consistent with the Statement of Policy. From time to time, additional criteria based on the composition and skills of the current Independent Trustees, as well as experience or skills that may be appropriate in light of future changes to board composition, business conditions, and regulatory or other developments, have also been considered by the professional search firms and the Governance and Nominating Committee. In addition, the Board takes into account the Trustees' commitment and participation in Board and committee meetings, as well as their leadership of standing and ad hoc committees throughout their tenure.

In determining that a particular Trustee was and continues to be qualified to serve as a Trustee, the Board has considered a variety of criteria, none of which, in isolation, was controlling. The Board believes that, collectively, the Trustees have balanced and diverse experience, qualifications, attributes, and skills, which allow the Board to operate effectively in governing the fund and protecting the interests of shareholders. Information about the specific experience, skills, attributes, and qualifications of each Trustee, which in each case led to the Board's conclusion that the Trustee should serve (or continue to serve) as a trustee of the fund, is provided below.

Board Structure and Oversight Function. James C. Curvey is an interested person and currently serves as Chairman. The Trustees have determined that an interested Chairman is appropriate and benefits shareholders because an interested Chairman has a personal and professional stake in the quality and continuity of services provided to the fund. Independent Trustees exercise their informed business judgment to appoint an individual of their choosing to serve as Chairman, regardless of whether the Trustee happens to be independent or a member of management. The Independent Trustees have determined that they can act independently and effectively without having an Independent Trustee serve as Chairman and that a key structural component for assuring that they are in a position to do so is for the Independent Trustees to constitute a substantial majority for the Board. The Independent Trustees also regularly meet in executive session. Ned C. Lautenbach serves as Chairman of the Independent Trustees and as such (i) acts as a liaison between the Independent Trustees and management with respect to matters important to the Independent Trustees and (ii) with management prepares agendas for Board meetings.

Fidelity® funds are overseen by different Boards of Trustees. The fund's Board oversees Fidelity's high income and certain equity funds, and other Boards oversee Fidelity's investment-grade bond, money market, asset allocation, and other equity funds. The asset allocation funds may invest in Fidelity® funds overseen by the fund's Board. The use of separate Boards, each with its own committee structure, allows the Trustees of each group of Fidelity® funds to focus on the unique issues of the funds they oversee, including common research, investment, and operational issues. On occasion, the separate Boards establish joint committees to address issues of overlapping consequences for the Fidelity® funds overseen by each Board.

The Trustees operate using a system of committees to facilitate the timely and efficient consideration of all matters of importance to the Trustees, the fund, and fund shareholders and to facilitate compliance with legal and regulatory requirements and oversight of the fund's activities and associated risks.  The Board, acting through its committees, has charged FMR and its affiliates with (i) identifying events or circumstances the occurrence of which could have demonstrably adverse effects on the fund's business and/or reputation; (ii) implementing processes and controls to lessen the possibility that such events or circumstances occur or to mitigate the effects of such events or circumstances if they do occur; and (iii) creating and maintaining a system designed to evaluate continuously business and market conditions in order to facilitate the identification and implementation processes described in (i) and (ii) above.  Because the day-to-day operations and activities of the fund are carried out by or through FMR, its affiliates, and other service providers, the fund's exposure to risks is mitigated but not eliminated by the processes overseen by the Trustees.  While each of the Board's committees has responsibility for overseeing different aspects of the fund's activities, oversight is exercised primarily through the Operations, Audit, and Compliance Committees.  Appropriate personnel, including but not limited to the fund's Chief Compliance Officer (CCO), FMR's internal auditor, the independent accountants, the fund's Treasurer and portfolio management personnel, make periodic reports to the Board's committees, as appropriate, including an annual review of Fidelity's risk management program for the Fidelity® funds.  The responsibilities of each standing committee, including their oversight responsibilities, are described further under "Standing Committees of the Trustees."

Interested Trustees*:

Correspondence intended for a Trustee who is an interested person may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+

James C. Curvey (1935)

Year of Election or Appointment: 2007

Trustee

Chairman of the Board of Trustees

Mr. Curvey also serves as Trustee of other Fidelity® funds. Mr. Curvey is Vice Chairman (2007-present) and Director of FMR LLC (diversified financial services company). In addition, Mr. Curvey is an Overseer Emeritus for the Boston Symphony Orchestra, a Director of Artis-Naples, and a Trustee of Brewster Academy in Wolfeboro, New Hampshire. Previously, Mr. Curvey served as a Director of Fidelity Research & Analysis Co. (investment adviser firm, 2009-2018), Director of Fidelity Investments Money Management, Inc. (investment adviser firm, 2009-2014) and a Director of FMR and FMR Co., Inc. (investment adviser firms, 2007-2014).

 * Determined to be an “Interested Trustee” by virtue of, among other things, his or her affiliation with the trust or various entities under common control with FMR.

 + The information includes the Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to the Trustee's qualifications to serve as a Trustee, which led to the conclusion that the Trustee should serve as a Trustee for the fund.

Independent Trustees:

Correspondence intended for an Independent Trustee may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+

Dennis J. Dirks (1948)

Year of Election or Appointment: 2005

Trustee

Mr. Dirks also serves as Trustee of other Fidelity® funds. Prior to his retirement in May 2003, Mr. Dirks was Chief Operating Officer and a member of the Board of The Depository Trust & Clearing Corporation (DTCC). He also served as President, Chief Operating Officer, and Board member of The Depository Trust Company (DTC) and President and Board member of the National Securities Clearing Corporation (NSCC). In addition, Mr. Dirks served as Chief Executive Officer and Board member of the Government Securities Clearing Corporation, Chief Executive Officer and Board member of the Mortgage-Backed Securities Clearing Corporation, as a Trustee and a member of the Finance Committee of Manhattan College (2005-2008), as a Trustee and a member of the Finance Committee of AHRC of Nassau County (2006-2008), as a member of the Independent Directors Council (IDC) Governing Council (2010-2015), and as a member of the Board of Directors for The Brookville Center for Children’s Services, Inc. (2009-2017). Mr. Dirks is a member of the Finance Committee (2016-present) and Board of Directors (2017-present) and is Treasurer (2018-present) of the Asolo Repertory Theatre.

Donald F. Donahue (1950)

Year of Election or Appointment: 2018

Trustee

Mr. Donahue also serves as a Trustee of other Fidelity® funds. Mr. Donahue is President and Chief Executive Officer of Miranda Partners, LLC (risk consulting for the financial services industry, 2012-present). Previously, Mr. Donahue served as a Member of the Advisory Board of certain Fidelity® funds (2015-2018) and Chief Executive Officer (2006-2012), Chief Operating Officer (2003-2006), and Managing Director, Customer Marketing and Development (1999-2003) of The Depository Trust & Clearing Corporation (financial markets infrastructure). Mr. Donahue serves as a Member (2007-present) and Co-Chairman (2016-present) of the Board of Directors of United Way of New York, Member of the Board of Directors of NYC Leadership Academy (2012-present) and Member of the Board of Advisors of Ripple Labs, Inc. (financial services, 2015-present). He also served as Chairman (2010-2012) and Member of the Board of Directors (2012-2013) of Omgeo, LLC (financial services), Treasurer of United Way of New York (2012-2016), and Member of the Board of Directors of XBRL US (financial services non-profit, 2009-2012) and the International Securities Services Association (2009-2012).

Alan J. Lacy (1953)

Year of Election or Appointment: 2008

Trustee

Mr. Lacy also serves as Trustee of other Fidelity® funds. Mr. Lacy serves as a Director of Bristol-Myers Squibb Company (global pharmaceuticals, 2008-present). He is a Trustee of the California Chapter of The Nature Conservancy (2015-present) and a Director of the Center for Advanced Study in the Behavioral Sciences at Stanford University (2015-present). In addition, Mr. Lacy served as Senior Adviser (2007-2014) of Oak Hill Capital Partners, L.P. (private equity) and also served as Chief Executive Officer (2005) and Vice Chairman (2005-2006) of Sears Holdings Corporation (retail) and Chief Executive Officer and Chairman of the Board of Sears, Roebuck and Co. (retail, 2000-2005). Previously, Mr. Lacy served as Chairman (2014-2017) and a member (2010-2017) of the Board of Directors of Dave & Buster’s Entertainment, Inc. (restaurant and entertainment complexes), as Chairman (2008-2011) and a member (2006-2015) of the Board of Trustees of the National Parks Conservation Association, and as a member of the Board of Directors for The Hillman Companies, Inc. (hardware wholesalers, 2010-2014), Earth Fare, Inc. (retail grocery, 2010-2014), and The Western Union Company (global money transfer, 2006-2011).

Ned C. Lautenbach (1944)

Year of Election or Appointment: 2000

Trustee

Chairman of the Independent Trustees

Mr. Lautenbach also serves as Trustee of other Fidelity® funds. Mr. Lautenbach currently serves as Chair (2018-present) and Member (2013-present) of the Board of Governors, State University System of Florida and is a member of the Council on Foreign Relations (1994-present). He is also a member and has most recently served as Chairman of the Board of Directors of Artis-Naples (2012-present). Previously, Mr. Lautenbach served as a member and then Lead Director of the Board of Directors of Eaton Corporation (diversified industrial, 1997-2016). He was also a Partner and Advisory Partner at Clayton, Dubilier & Rice, LLC (private equity investment, 1998-2010), as well as a Director of Sony Corporation (2006-2007). In addition, Mr. Lautenbach also had a 30-year career with IBM (technology company) during which time he served as Senior Vice President and a member of the Corporate Executive Committee (1968-1998).

Joseph Mauriello (1944)

Year of Election or Appointment: 2008

Trustee

Mr. Mauriello also serves as Trustee of other Fidelity® funds. Prior to his retirement in January 2006, Mr. Mauriello served in numerous senior management positions including Deputy Chairman and Chief Operating Officer (2004-2005), and Vice Chairman of Financial Services (2002-2004) of KPMG LLP US (professional services, 1965-2005). Mr. Mauriello currently serves as a member of the Independent Directors Council (IDC) Governing Council (2015-present). Previously, Mr. Mauriello served as a member of the Board of Directors of XL Group plc. (global insurance and re-insurance, 2006-2018).

Cornelia M. Small (1944)

Year of Election or Appointment: 2005

Trustee

Ms. Small also serves as Trustee of other Fidelity® funds. Ms. Small is a member of the Board of Directors (2009-present) and Chair of the Investment Committee (2010-present) of the Teagle Foundation. Ms. Small also serves on the Investment Committee of the Berkshire Taconic Community Foundation (2008-present). Previously, Ms. Small served as Chairperson (2002-2008) and a member of the Investment Committee and Chairperson (2008-2012) and a member of the Board of Trustees of Smith College. In addition, Ms. Small served as Chief Investment Officer, Director of Global Equity Investments, and a member of the Board of Directors of Scudder, Stevens & Clark and Scudder Kemper Investments.

Garnett A. Smith (1947)

Year of Election or Appointment: 2018

Trustee

Mr. Smith also serves as Trustee of other Fidelity® funds. Prior to Mr. Smith's retirement, he served as Chairman and Chief Executive Officer of Inbrand Corp. (manufacturer of personal absorbent products, 1990-1997). He also served as President (1986-1990) of Inbrand Corp. Prior to his employment with Inbrand Corp., he was employed by a retail fabric chain and North Carolina National Bank. In addition, Mr. Smith served as a Member of the Advisory Board of certain Fidelity® funds (2012-2013) and as a board member of the Jackson Hole Land Trust (2009-2012).

David M. Thomas (1949)

Year of Election or Appointment: 2008

Trustee

Mr. Thomas also serves as Trustee of other Fidelity® funds. Mr. Thomas serves as Non-Executive Chairman of the Board of Directors of Fortune Brands Home and Security (home and security products, 2011-present) and as a member of the Board of Directors (2004-present) and Presiding Director (2013-present) of Interpublic Group of Companies, Inc. (marketing communication). Previously, Mr. Thomas served as Executive Chairman (2005-2006) and Chairman and Chief Executive Officer (2000-2005) of IMS Health, Inc. (pharmaceutical and healthcare information solutions), a Director of Fortune Brands, Inc. (consumer products, 2000-2011), and a member of the Board of Trustees of the University of Florida (2013-2018).

Michael E. Wiley (1950)

Year of Election or Appointment: 2018

Trustee

Mr. Wiley also serves as Trustee or Member of the Advisory Board of other Fidelity® funds. Mr. Wiley serves as a Director of High Point Resources (exploration and production, 2005-present). Previously, Mr. Wiley served as a Director of Andeavor Corporation (independent oil refiner and marketer, 2005-2018), a Director of Andeavor Logistics LP (natural resources logistics, 2015-2018), a Director of Post Oak Bank (privately-held bank, 2004-2018), a Director of Asia Pacific Exploration Consolidated (international oil and gas exploration and production, 2008-2013), a member of the Board of Trustees of the University of Tulsa (2000-2006; 2007-2010), a Senior Energy Advisor of Katzenbach Partners, LLC (consulting, 2006-2007), an Advisory Director of Riverstone Holdings (private investment), a Director of Spinnaker Exploration Company (exploration and production, 2001-2005) and Chairman, President, and CEO of Baker Hughes, Inc. (oilfield services, 2000-2004).

 + The information includes the Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to the Trustee's qualifications to serve as a Trustee, which led to the conclusion that the Trustee should serve as a Trustee for the fund.

Advisory Board Members and Officers:

Correspondence intended for a Member of the Advisory Board (if any) may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.  Correspondence intended for an officer or Peter S. Lynch may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.  Officers appear below in alphabetical order.

Name, Year of Birth; Principal Occupation

Vicki L. Fuller (1957)

Year of Election or Appointment: 2018

Member of the Advisory Board

Ms. Fuller also serves as Member of the Advisory Board of other Fidelity® funds. Ms. Fuller serves as a member of the Board of Directors, Audit Committee, and Nominating and Governance Committee of The Williams Companies, Inc. (natural gas infrastructure, 2018-present). Previously, Ms. Fuller served as the Chief Investment Officer of the New York State Common Retirement Fund (2012-2018) and held a variety of positions at AllianceBernstein L.P. (global asset management, 1985-2012), including Managing Director (2006-2012) and Senior Vice President and Senior Portfolio Manager (2001-2006).

Patricia L. Kampling (1959)

Year of Election or Appointment: 2020

Member of the Advisory Board

Ms. Kampling also serves as Member of the Advisory Board of other Fidelity® funds. Prior to her retirement, Ms. Kampling served as Chairman of the Board and Chief Executive Officer (2012-2019), President and Chief Operating Officer (2011-2012) and Executive Vice President and Chief Financial Officer (2010-2011) of Alliant Energy Corporation. Ms. Kampling currently serves as a member of the Board, Compensation Committee and Executive Committee and as Chair of the Audit Committee of Briggs & Stratton Corporation (manufacturing, 2011-present) and as a member of the Board, Audit, Finance and Risk Committee and Safety, Environmental, Technology and Operations Committee of American Water Works Company, Inc. (utilities company, 2019-present). In addition, Ms. Kampling currently serves as a member of the Board of the Nature Conservancy, Wisconsin Chapter (2019-present). Previously, Ms. Kampling served as a member of the Board of Interstate Power and Light Company (2012-2019) and Wisconsin Power and Light Company (2012-2019) (each a subsidiary of Alliant Energy Corporation) and as a member of the Board and Workforce Development Committee of the Business Roundtable (2018-2019).

Peter S. Lynch (1944)

Year of Election or Appointment: 2003

Member of the Advisory Board

Mr. Lynch also serves as Member of the Advisory Board of other Fidelity® funds. Mr. Lynch is Vice Chairman and a Director of Fidelity Management & Research Company LLC (investment adviser firm). In addition, Mr. Lynch serves as a Trustee of Boston College and as the Chairman of the Inner-City Scholarship Fund. Previously, Mr. Lynch served as Vice Chairman and a Director of FMR Co., Inc. (investment adviser firm) and on the Special Olympics International Board of Directors (1997-2006).

Susan Tomasky (1953)

Year of Election or Appointment: 2020

Member of the Advisory Board

Ms. Tomasky also serves as Member of the Advisory Board of other Fidelity® funds. Prior to her retirement, Ms. Tomasky served in various executive officer positions at American Electric Power Company, Inc. (1998-2011), including most recently as President of AEP Transmission (2007-2011). Ms. Tomasky currently serves as a member of the Board and Sustainability Committee and as Chair of the Audit Committee of Marathon Petroleum Corporation (2018-present) and as a member of the Board, Corporate Governance Committee and Organization and Compensation Committee and as Chair of the Audit Committee of Public Service Enterprise Group, Inc. (utilities company, 2012-present). In addition, Ms. Tomasky currently serves as a member of the Board of the Columbus Regional Airport Authority (2007-present), as a member of the Board of the Royal Shakespeare Company – America (2009-present), as a member of the Board of the Columbus Association for the Performing Arts (2011-present) and as a member of the Board of Kenyon College (2016-present). Previously, Ms. Tomasky served as a member of the Board (2011-2019) and as Lead Independent Director (2015-2018) of Andeavor Corporation (previously Tesoro Corporation) (independent oil refiner and marketer) and as a member of the Board of Summit Midstream Partners LP (energy, 2012-2018).

Elizabeth Paige Baumann (1968)

Year of Election or Appointment: 2017

Anti-Money Laundering (AML) Officer

Ms. Baumann also serves as AML Officer of other funds. She is Chief AML Officer (2012-present) and Senior Vice President (2014-present) of FMR LLC (diversified financial services company) and is an employee of Fidelity Investments. Previously, Ms. Baumann served as AML Officer of the funds (2012-2016), and Vice President (2007-2014) and Deputy Anti-Money Laundering Officer (2007-2012) of FMR LLC.

Craig S. Brown (1977)

Year of Election or Appointment: 2019

Assistant Treasurer

Mr. Brown also serves as Assistant Treasurer of other funds. Mr. Brown is an employee of Fidelity Investments (2013-present).

John J. Burke III (1964)

Year of Election or Appointment: 2018

Chief Financial Officer

Mr. Burke also serves as Chief Financial Officer of other funds. Mr. Burke serves as Head of Investment Operations for Fidelity Fund and Investment Operations (2018-present) and is an employee of Fidelity Investments (1998-present). Previously Mr. Burke served as head of Asset Management Investment Operations (2012-2018).

William C. Coffey (1969)

Year of Election or Appointment: 2019

Assistant Secretary

Mr. Coffey also serves as Assistant Secretary of other funds. He is Senior Vice President and Deputy General Counsel of FMR LLC (diversified financial services company, 2010-present), and is an employee of Fidelity Investments. Previously, Mr. Coffey served as Secretary and CLO of certain funds (2018-2019); CLO, Secretary, and Senior Vice President of Fidelity Management & Research Company and FMR Co., Inc. (investment adviser firms, 2018-2019); Secretary of Fidelity SelectCo, LLC and Fidelity Investments Money Management, Inc. (investment adviser firms, 2018-2019); CLO of Fidelity Management & Research (Hong Kong) Limited, FMR Investment Management (UK) Limited, and Fidelity Management & Research (Japan) Limited (investment adviser firms, 2018-2019); and Assistant Secretary of certain funds (2009-2018).

Timothy M. Cohen (1969)

Year of Election or Appointment: 2018

Vice President

Mr. Cohen also serves as Vice President of other funds. Mr. Cohen serves as Co-Head of Equity (2018-present), a Director of Fidelity Management & Research (Japan) Limited (investment adviser firm, 2016-present), and is an employee of Fidelity Investments. Previously, Mr. Cohen served as Executive Vice President of Fidelity SelectCo, LLC (2019), Head of Global Equity Research (2016-2018), Chief Investment Officer - Equity and a Director of Fidelity Management & Research (U.K.) Inc. (investment adviser firm, 2013-2015) and as a Director of Fidelity Management & Research (Hong Kong) Limited (investment adviser firm, 2017).

Jonathan Davis (1968)

Year of Election or Appointment: 2010

Assistant Treasurer

Mr. Davis also serves as Assistant Treasurer of other funds. Mr. Davis serves as Assistant Treasurer of FMR Capital, Inc. (2017-present) and is an employee of Fidelity Investments. Previously, Mr. Davis served as Vice President and Associate General Counsel of FMR LLC (diversified financial services company, 2003-2010).

Laura M. Del Prato (1964)

Year of Election or Appointment: 2018

Assistant Treasurer

Ms. Del Prato also serves as an officer of other funds. Ms. Del Prato is an employee of Fidelity Investments (2017-present). Prior to joining Fidelity Investments, Ms. Del Prato served as a Managing Director and Treasurer of the JPMorgan Mutual Funds (2014-2017). Prior to JPMorgan, Ms. Del Prato served as a partner at Cohen Fund Audit Services (accounting firm, 2012-2013) and KPMG LLP (accounting firm, 2004-2012).

Colm A. Hogan (1973)

Year of Election or Appointment: 2020

Assistant Treasurer

Mr. Hogan also serves as an officer of other funds. Mr. Hogan serves as Assistant Treasurer of FMR Capital, Inc. (2017-present) and is an employee of Fidelity Investments (2005-present). Previously, Mr. Hogan served as Deputy Treasurer of certain Fidelity® funds (2016-2020) and Assistant Treasurer of certain Fidelity® funds (2016-2018).

Pamela R. Holding (1964)

Year of Election or Appointment: 2018

Vice President

Ms. Holding also serves as Vice President of other funds. Ms. Holding serves as Co-Head of Equity (2018-present) and is an employee of Fidelity Investments (2013-present). Previously, Ms. Holding served as Executive Vice President of Fidelity SelectCo, LLC (2019) and as Chief Investment Officer of Fidelity Institutional Asset Management (2013-2018).

Cynthia Lo Bessette (1969)

Year of Election or Appointment: 2019

Secretary and Chief Legal Officer (CLO)

Ms. Lo Bessette also serves as an officer of other funds. Ms. Lo Bessette serves as CLO, Secretary, and Senior Vice President of Fidelity Management & Research Company LLC (investment adviser firm, 2019-present); and CLO of Fidelity Management & Research (Hong Kong) Limited, FMR Investment Management (UK) Limited, and Fidelity Management & Research (Japan) Limited (investment adviser firms, 2019-present). She is a Senior Vice President and Deputy General Counsel of FMR LLC (diversified financial services company, 2019-present), and is an employee of Fidelity Investments. Previously, Ms. Lo Bessette served as CLO, Secretary, and Senior Vice President of FMR Co., Inc. (investment adviser firm, 2019); Secretary of Fidelity SelectCo, LLC and Fidelity Investments Money Management, Inc. (investment adviser firms, 2019). Prior to joining Fidelity Investments, Ms. Lo Bessette was Executive Vice President, General Counsel (2016-2019) and Senior Vice President, Deputy General Counsel (2015-2016) of OppenheimerFunds (investment management company) and Deputy Chief Legal Officer (2013-2015) of Jennison Associates LLC (investment adviser firm).

Chris Maher (1972)

Year of Election or Appointment: 2020

Deputy Treasurer

Mr. Maher also serves as an officer of other funds. Mr. Maher serves as Assistant Treasurer of FMR Capital, Inc. (2017-present), and is an employee of Fidelity Investments (2008-present). Previously, Mr. Maher served as Assistant Treasurer of certain funds (2013-2020); Vice President of Asset Management Compliance (2013), Vice President of the Program Management Group of FMR (investment adviser firm, 2010-2013), and Vice President of Valuation Oversight (2008-2010).

Kenneth B. Robins (1969)

Year of Election or Appointment: 2016

Chief Compliance Officer

Mr. Robins also serves as an officer of other funds. Mr. Robins serves as Compliance Officer of Fidelity Management & Research Company LLC (investment adviser firm, 2016-present) and is an employee of Fidelity Investments (2004-present). Previously, Mr. Robins served as Compliance Officer of FMR Co., Inc. (investment adviser firm, 2016-2019), as Executive Vice President of Fidelity Investments Money Management, Inc. (investment adviser firm, 2013-2016) and served in other fund officer roles.

Stacie M. Smith (1974)

Year of Election or Appointment: 2016

President and Treasurer

Ms. Smith also serves as an officer of other funds. Ms. Smith serves as Assistant Treasurer of FMR Capital, Inc. (2017-present), is an employee of Fidelity Investments (2009-present), and has served in other fund officer roles. Prior to joining Fidelity Investments, Ms. Smith served as Senior Audit Manager of Ernst & Young LLP (accounting firm, 1996-2009). Previously, Ms. Smith served as Assistant Treasurer (2013-2019) and Deputy Treasurer (2013-2016) of certain Fidelity® funds.

Marc L. Spector (1972)

Year of Election or Appointment: 2016

Assistant Treasurer

Mr. Spector also serves as an officer of other funds. Mr. Spector serves as Assistant Treasurer of FMR Capital, Inc. (2017-present) and is an employee of Fidelity Investments (2016-present). Prior to joining Fidelity Investments, Mr. Spector served as Director at the Siegfried Group (accounting firm, 2013-2016), and prior to Siegfried Group as audit senior manager at Deloitte & Touche (accounting firm, 2005-2013).

Jim Wegmann (1979)

Year of Election or Appointment: 2019

Assistant Treasurer

Mr. Wegmann also serves as Assistant Treasurer of other funds. Mr. Wegmann is an employee of Fidelity Investments (2011-present).

Shareholder Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments or redemption proceeds, and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (July 1, 2019 to December 31, 2019).

Actual Expenses

The first line of the accompanying table for each class of the Fund provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line for a class of the Fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Hypothetical Example for Comparison Purposes

The second line of the accompanying table for each class of the Fund provides information about hypothetical account values and hypothetical expenses based on a Class' actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class' actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Annualized Expense Ratio-A	Beginning Account Value July 1, 2019	Ending Account Value December 31, 2019	Expenses Paid During Period-B July 1, 2019 to December 31, 2019
Class A	1.05%
Actual		$1,000.00	$1,062.10	$5.46
Hypothetical-C		$1,000.00	$1,019.91	$5.35
Class M	1.30%
Actual		$1,000.00	$1,060.60	$6.75
Hypothetical-C		$1,000.00	$1,018.65	$6.61
Class C	1.79%
Actual		$1,000.00	$1,057.90	$9.28
Hypothetical-C		$1,000.00	$1,016.18	$9.10
Class I	.79%
Actual		$1,000.00	$1,063.30	$4.11
Hypothetical-C		$1,000.00	$1,021.22	$4.02
Class Z	.67%
Actual		$1,000.00	$1,063.90	$3.49
Hypothetical-C		$1,000.00	$1,021.83	$3.41

 A Annualized expense ratio reflects expenses net of applicable fee waivers.

 B Expenses are equal to each Class' annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

 C 5% return per year before expenses

Distributions (Unaudited)

The Board of Trustees of Fidelity Advisor New Insights Fund voted to pay to shareholders of record at the opening of business on record date, the following distributions per share derived from capital gains realized from sales of portfolio securities:

	Pay Date	Record Date	Dividends	Capital Gains
Fidelity Advisor New Insights Fund
Class A	02/10/2020	02/07/2020	$0.003	$0.202
Class M	02/10/2020	02/07/2020	$0.000	$0.202
Class C	02/10/2020	02/07/2020	$0.000	$0.202
Class I	02/10/2020	02/07/2020	$0.003	$0.202
Class Z	02/10/2020	02/07/2020	$0.003	$0.202

The fund hereby designates as a capital gain dividend with respect to the taxable year ended December 31, 2019 $1,835,924,511, or, if subsequently determined to be different, the net capital gain of such year.

Class A, I, and Class Z designate 100% of the dividends distributed during the fiscal year as qualifying for the dividends received deduction for corporate shareholders.

Class A, I, and Class Z designate 100% of the dividends distributed during the fiscal year as amounts which may be taken into account as a dividend for purposes of the maximum rate under section 1(h)(11) of the Internal Revenue Code.

The fund will notify shareholders in January 2020 of amounts for use in preparing 2019 income tax returns.

Board Approval of Investment Advisory Contracts

Fidelity Advisor New Insights Fund

At its November 2019 meeting, the Board of Trustees, including the Independent Trustees (together, the Board), voted to approve an amended and restated management contract and amended and restated sub-advisory agreements (together, the Amended and Restated Contracts) for the fund, effective January 1, 2020, for a one month period through January 31, 2020, in connection with an upcoming consolidation of certain of Fidelity's advisory businesses.

The Board considered that, on or about January 1, 2020, each of FMR Co., Inc. (FMRC), Fidelity Investments Money Management, Inc. (FIMM), and SelectCo, LLC (SelectCo) will merge with and into Fidelity Management & Research Company (FMR) and that, after the merger, FMR will redomicile as a Delaware limited liability company. The Board also approved the termination of the sub-advisory agreement with FMRC upon the completion of the merger. The Board noted that the Amended and Restated Contracts would be updated to reflect the renamed adviser, Fidelity Management & Research Company LLC and its new form of organization and domicile. The Board also noted that the Amended and Restated Contracts will not change the investment processes, the level or nature of services provided, the resources and personnel allocated, trading and compliance operations, or any fees or expenses paid by the fund.

The Board concluded that the fund's Amended and Restated Contracts are fair and reasonable, and that the fund's Advisory Contracts should be approved through January 31, 2020.

In connection with its consideration of future renewals of the fund's Amended and Restated Contracts, the Board will consider: (i) the nature, extent and quality of services provided to the fund, including shareholder and administrative services and investment performance; (ii) the competitiveness of the management fee and total expenses for the fund; (iii) the costs of the services and profitability, including the revenues earned and the expenses incurred in conducting the business of developing, marketing, distributing, managing, administering, and servicing the fund and its shareholders, to the extent applicable; and (iv) whether there have been economies of scale in respect of the Fidelity funds, whether the Fidelity funds (including the fund) have appropriately benefited from any such economies of scale, and whether there is the potential for realization of any further economies.

Based on its evaluation of all of the conclusions noted above, and after considering all factors it believed relevant, the Board ultimately concluded that the fund's management fee structure is fair and reasonable, and that the continuation of the fund's Amended and Restated Contracts should be approved.

ANIF-ANN-0220
1.796407.116

Fidelity® Series Opportunistic Insights Fund

Annual Report

December 31, 2019

See the inside front cover for important information about access to your fund’s shareholder reports.

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of a fund’s shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports from the fund or from your financial intermediary, such as a financial advisor, broker-dealer or bank. Instead, the reports will be made available on a website, and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from a fund electronically, by contacting your financial intermediary. For Fidelity customers, visit Fidelity's web site or call Fidelity using the contact information listed below.

You may elect to receive all future reports in paper free of charge. If you wish to continue receiving paper copies of your shareholder reports, you may contact your financial intermediary or, if you are a Fidelity customer, visit Fidelity’s website, or call Fidelity at the applicable toll-free number listed below. Your election to receive reports in paper will apply to all funds held with the fund complex/your financial intermediary.

Account Type	Website	Phone Number
Brokerage, Mutual Fund, or Annuity Contracts:	fidelity.com/mailpreferences	1-800-343-3548
Employer Provided Retirement Accounts:	netbenefits.fidelity.com/preferences (choose 'no' under Required Disclosures to continue to print)	1-800-343-0860
Advisor Sold Accounts Serviced Through Your Financial Intermediary:	Contact Your Financial Intermediary	Your Financial Intermediary's phone number
Advisor Sold Accounts Serviced by Fidelity:	institutional.fidelity.com	1-877-208-0098

Contents

Performance
Management's Discussion of Fund Performance
Investment Summary
Schedule of Investments
Financial Statements
Notes to Financial Statements
Report of Independent Registered Public Accounting Firm
Trustees and Officers
Shareholder Expense Example
Distributions
Board Approval of Investment Advisory Contracts

To view a fund's proxy voting guidelines and proxy voting record for the 12-month period ended June 30, visit http://www.fidelity.com/proxyvotingresults or visit the Securities and Exchange Commission's (SEC) web site at http://www.sec.gov.

You may also call 1-800-544-8544 to request a free copy of the proxy voting guidelines.

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third-party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR LLC or an affiliated company. © 2020 FMR LLC. All rights reserved.

This report and the financial statements contained herein are submitted for the general information of the shareholders of the Fund. This report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective prospectus.

A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-PORT. Forms N-PORT are available on the SEC’s web site at http://www.sec.gov. A fund's Forms N-PORT may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330.

For a complete list of a fund's portfolio holdings, view the most recent holdings listing, semiannual report, or annual report on Fidelity's web site at http://www.fidelity.com, http://www.institutional.fidelity.com, or http://www.401k.com, as applicable.

NOT FDIC INSURED •MAY LOSE VALUE •NO BANK GUARANTEE

Neither the Fund nor Fidelity Distributors Corporation is a bank.

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The hypothetical investment and the average annual total returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund’s total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

For the periods ended December 31, 2019	Past 1 year	Past 5 years	Life of fundA
Fidelity® Series Opportunistic Insights Fund	30.53%	13.07%	16.19%

 A From December 6, 2012

$10,000 Over Life of Fund

Let's say hypothetically that $10,000 was invested in Fidelity® Series Opportunistic Insights Fund on December 6, 2012, when the fund started.

The chart shows how the value of your investment would have changed, and also shows how the Russell 3000® Index performed over the same period.

Period Ending Values
$28,897	Fidelity® Series Opportunistic Insights Fund
$25,940	Russell 3000® Index

Management's Discussion of Fund Performance

Market Recap:  U.S. stocks continued to roll in 2019, with the S&P 500® index soaring 31.49% and marking history as the longest and strongest bull market ever, despite persistent, nagging concerns about global economic growth and trade. After a rough end to 2018, equities sharply reversed course to begin the new year amid upbeat company earnings and signs the Federal Reserve may pause on rates. The uptrend continued until May, when the index sunk as trade negotiations between the U.S. and China broke down. The bull market roared back to record a series of highs in July, when the Fed cut interest rates for the first time since 2008. Volatility intensified in August, as the Treasury yield curve inverted, which some investors viewed as a sign the U.S. economy could be heading for recession. But the market proved resilient, hitting a new high on October 30, when the Fed lowered rates for the third time in 2019, and moving even higher through year-end. Gains were robust and broad-based, with information technology (+50%) leading the way with its best calendar-year result in a decade, amid strong growth trends. Communication services (+33%) and financials (+32%) also stood out. In contrast, energy (+12%) was by far the weakest group – struggling amid sluggish oil prices – while several strong gainers nonetheless fell short of the broader market: industrials and real estate (+29% each), consumer discretionary and consumer staples (+28% each), utilities (+26%), materials (+25%), and health care (+21%).

Comments from Portfolio Manager William Danoff:  For the year, the fund gained 30.53%, roughly in line with the 31.02% advance of the benchmark Russell 3000® Index. Versus the benchmark, security selection was the biggest detractor, especially in the information technology sector. The fund's modest position in cash hampered relative performance in a strong market. Our picks in industrials, consumer discretionary, real estate and financials hurt to a lesser extent. The largest individual relative detractor by a wide margin was an underweighting in Apple, a maker of personal electronics and a sizable benchmark component the past year. The company had favorable financial results, driven by its wearables, home and accessories segment. Underexposure to Apple, which rose 89%, allowed us to invest in companies with better growth prospects. In financials, it hurt to overweight Berkshire Hathaway, as shares of the insurance-focused conglomerate gained 11% in 2019, lagging the benchmark. Rising interest rates pressured the stock, but we held steady our sizable position. Conversely, a considerable overweighting in the market-leading information technology sector notably contributed, as did underexposure to energy. My picks in communication services and health care also helped. The biggest individual contributor by far was a large investment in Facebook (+57%), as the social-media platform operator reported better-than-expected revenue, earnings and average revenue per user. Facebook was the fund's top holding.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Investment Summary (Unaudited)

Top Ten Stocks as of December 31, 2019

% of fund's net assets
Facebook, Inc. Class A	8.3
Amazon.com, Inc.	6.0
Microsoft Corp.	5.9
Salesforce.com, Inc.	5.2
Berkshire Hathaway, Inc. Class A	5.0
Adobe, Inc.	3.7
MasterCard, Inc. Class A	3.4
Bank of America Corp.	3.0
Visa, Inc. Class A	2.5
JPMorgan Chase & Co.	2.0
45.0

Top Five Market Sectors as of December 31, 2019

% of fund's net assets
Information Technology	33.5
Communication Services	16.5
Financials	14.5
Health Care	11.7
Consumer Discretionary	11.1

Asset Allocation (% of fund's net assets)

As of December 31, 2019*
Stocks	97.9%
Convertible Securities	1.5%
Short-Term Investments and Net Other Assets (Liabilities)	0.6%

 * Foreign investments - 8.8%

Schedule of Investments December 31, 2019

Showing Percentage of Net Assets

Common Stocks - 97.9%
	Shares	Value
COMMUNICATION SERVICES - 16.5%
Entertainment - 3.0%
Activision Blizzard, Inc.	122,370	$7,271,225
Netflix, Inc. (a)	390,909	126,486,425
Sea Ltd. ADR (a)	21,631	869,999
Spotify Technology SA (a)	28,182	4,214,618
The Walt Disney Co.	458,772	66,352,194
		205,194,461
Interactive Media & Services - 12.6%
Alphabet, Inc.:
Class A (a)	98,417	131,818,746
Class C (a)	103,910	138,929,748
CarGurus, Inc. Class A (a)	92,112	3,240,500
Facebook, Inc. Class A (a)	2,789,554	572,555,953
Pinterest, Inc. Class A	1,088,596	20,291,429
		866,836,376
Media - 0.5%
Charter Communications, Inc. Class A (a)	15,797	7,662,809
Comcast Corp. Class A	49,160	2,210,725
Discovery Communications, Inc. Class A (a)	73,420	2,403,771
Liberty Media Corp. Liberty Formula One Group Series C (a)	487,116	22,390,287
		34,667,592
Wireless Telecommunication Services - 0.4%
T-Mobile U.S., Inc. (a)	375,831	29,472,667

TOTAL COMMUNICATION SERVICES		1,136,171,096

CONSUMER DISCRETIONARY - 11.0%
Automobiles - 0.1%
Tesla, Inc. (a)	8,008	3,349,987
Toyota Motor Corp.	62,112	4,376,505
		7,726,492
Hotels, Restaurants & Leisure - 1.5%
Chipotle Mexican Grill, Inc. (a)	40,454	33,864,448
Churchill Downs, Inc.	5,303	727,572
Evolution Gaming Group AB (b)	120,325	3,622,719
Hilton Worldwide Holdings, Inc.	34,423	3,817,855
McDonald's Corp.	273,872	54,119,846
Starbucks Corp.	72,323	6,358,638
		102,511,078
Household Durables - 0.1%
Blu Homes, Inc. (a)(c)(d)	21,093,998	36,484
Garmin Ltd.	42,149	4,112,056
Lennar Corp. Class A	11,647	649,786
Mohawk Industries, Inc. (a)	38,237	5,214,762
		10,013,088
Internet & Direct Marketing Retail - 6.3%
Alibaba Group Holding Ltd.	650,000	17,283,729
Alibaba Group Holding Ltd. sponsored ADR (a)	15,239	3,232,192
Amazon.com, Inc. (a)	222,877	411,841,036
Meituan Dianping Class B (a)	129,420	1,692,427
		434,049,384
Multiline Retail - 0.0%
Dollar General Corp.	12,583	1,962,696
Specialty Retail - 1.4%
AutoZone, Inc. (a)	3,095	3,687,104
Burlington Stores, Inc. (a)	7,393	1,685,826
John David Group PLC	478,527	5,307,917
O'Reilly Automotive, Inc. (a)	30,222	13,245,094
Ross Stores, Inc.	77,727	9,048,977
Sally Beauty Holdings, Inc. (a)	92,517	1,688,435
The Home Depot, Inc.	181,855	39,713,495
TJX Companies, Inc.	391,512	23,905,723
		98,282,571
Textiles, Apparel & Luxury Goods - 1.6%
adidas AG	142,590	46,351,540
Burberry Group PLC	58,236	1,700,924
China Hongxing Sports Ltd. (a)(d)	22,200	936
Deckers Outdoor Corp. (a)	21,282	3,593,679
Hermes International SCA	2,724	2,035,581
lululemon athletica, Inc. (a)	25,534	5,915,462
NIKE, Inc. Class B	319,843	32,403,294
Ralph Lauren Corp.	27,038	3,169,394
VF Corp.	128,147	12,771,130
		107,941,940

TOTAL CONSUMER DISCRETIONARY		762,487,249

CONSUMER STAPLES - 3.9%
Beverages - 1.1%
Budweiser Brewing Co. APAC Ltd. (a)(b)	693,296	2,339,962
Keurig Dr. Pepper, Inc.	577,181	16,709,390
PepsiCo, Inc.	195,300	26,691,651
The Coca-Cola Co.	578,450	32,017,208
		77,758,211
Food & Staples Retailing - 1.1%
Alimentation Couche-Tard, Inc. Class B (sub. vtg.)	133,736	4,244,165
Costco Wholesale Corp.	228,637	67,200,987
Grocery Outlet Holding Corp.	39,726	1,289,109
Walmart, Inc.	7,591	902,114
		73,636,375
Food Products - 0.1%
Mondelez International, Inc.	105,865	5,831,044
The Simply Good Foods Co. (a)	118,237	3,374,484
		9,205,528
Household Products - 0.0%
Procter & Gamble Co.	5,839	729,291
Personal Products - 1.6%
Estee Lauder Companies, Inc. Class A	429,952	88,802,286
Kao Corp.	34,318	2,830,381
L'Oreal SA	13,125	3,886,690
L'Oreal SA	10,503	3,110,241
Shiseido Co. Ltd.	131,760	9,356,277
		107,985,875

TOTAL CONSUMER STAPLES		269,315,280

ENERGY - 1.1%
Oil, Gas & Consumable Fuels - 1.1%
Birchcliff Energy Ltd.	1,294,134	2,581,192
Canadian Natural Resources Ltd.	62,002	2,005,378
Centennial Resource Development, Inc. Class A (a)	1,464,071	6,764,008
Continental Resources, Inc.	53,295	1,828,019
EOG Resources, Inc.	19,400	1,624,944
Hess Corp.	355,268	23,735,455
Magnolia Oil & Gas Corp. Class A (a)	421,192	5,298,595
Reliance Industries Ltd.	1,485,325	31,516,450
Tamarack Valley Energy Ltd. (a)	1,313,749	2,023,409
		77,377,450
FINANCIALS - 14.5%
Banks - 6.9%
Bank of America Corp.	5,801,562	204,331,014
Citigroup, Inc.	811,070	64,796,382
HDFC Bank Ltd. sponsored ADR	573,445	36,339,210
JPMorgan Chase & Co.	1,002,924	139,807,606
Kotak Mahindra Bank Ltd.	913,987	21,574,858
PNC Financial Services Group, Inc.	45,719	7,298,124
U.S. Bancorp	57,400	3,403,246
		477,550,440
Capital Markets - 0.8%
Brookfield Asset Management, Inc.:
(Canada) Class A	135,355	7,820,789
Class A	129,801	7,502,498
Charles Schwab Corp.	111,400	5,298,184
CME Group, Inc.	110,961	22,272,092
Moody's Corp.	21,000	4,985,610
MSCI, Inc.	2,911	751,562
S&P Global, Inc.	2,500	682,625
Tradeweb Markets, Inc. Class A	4,367	202,410
XP, Inc. Class A (a)(e)	48,000	1,848,960
		51,364,730
Consumer Finance - 1.1%
American Express Co.	537,072	66,860,093
Oportun Financial Corp.	245,860	5,558,895
		72,418,988
Diversified Financial Services - 5.0%
AXA Equitable Holdings, Inc.	17,900	443,562
Berkshire Hathaway, Inc. Class A (a)	1,020	346,381,800
		346,825,362
Insurance - 0.7%
Admiral Group PLC	232,971	7,125,421
AFLAC, Inc.	30,157	1,595,305
Allstate Corp.	29,222	3,286,014
American International Group, Inc.	398,295	20,444,482
Chubb Ltd.	69,051	10,748,479
Fairfax Financial Holdings Ltd. (sub. vtg.)	12,479	5,859,571
Marsh & McLennan Companies, Inc.	16,598	1,849,183
The Travelers Companies, Inc.	1,600	219,120
		51,127,575

TOTAL FINANCIALS		999,287,095

HEALTH CARE - 11.6%
Biotechnology - 1.9%
23andMe, Inc. (a)(c)(d)	9,536	136,556
AbbVie, Inc.	116,863	10,347,050
Acceleron Pharma, Inc. (a)	6,822	361,702
Allogene Therapeutics, Inc. (a)(e)	38,477	999,632
Amgen, Inc.	21,603	5,207,835
Argenx SE ADR (a)	7,434	1,193,306
bluebird bio, Inc. (a)	31,822	2,792,381
Bridgebio Pharma, Inc.	11,422	400,341
Galapagos Genomics NV sponsored ADR (a)	5,615	1,161,350
Global Blood Therapeutics, Inc. (a)	9,400	747,206
Idorsia Ltd. (a)(e)	127,087	3,931,582
Innovent Biolgics, Inc. (a)(b)	229,824	783,059
Morphosys AG (a)	13,499	1,919,984
Neurocrine Biosciences, Inc. (a)	47,448	5,100,186
Regeneron Pharmaceuticals, Inc. (a)	50,781	19,067,250
Turning Point Therapeutics, Inc.	37,437	2,331,951
Vertex Pharmaceuticals, Inc. (a)	351,068	76,866,339
		133,347,710
Health Care Equipment & Supplies - 4.0%
Abbott Laboratories	411,813	35,770,077
Baxter International, Inc.	422,249	35,308,461
Danaher Corp.	408,635	62,717,300
DexCom, Inc. (a)	134,589	29,439,998
Edwards Lifesciences Corp. (a)	184,712	43,091,462
Haemonetics Corp. (a)	5,825	669,293
Hoya Corp.	4,055	389,994
Intuitive Surgical, Inc. (a)	41,750	24,680,513
Masimo Corp. (a)	14,067	2,223,430
ResMed, Inc.	32,020	4,962,139
Sonova Holding AG Class B	23,710	5,426,498
Stryker Corp.	119,800	25,150,812
Zimmer Biomet Holdings, Inc.	23,980	3,589,326
		273,419,303
Health Care Providers & Services - 1.6%
Cigna Corp.	8,424	1,722,624
Hapvida Participacoes e Investimentos SA (b)	221,300	3,515,318
UnitedHealth Group, Inc.	363,978	107,002,252
		112,240,194
Health Care Technology - 0.3%
Veeva Systems, Inc. Class A (a)	167,218	23,520,884
Life Sciences Tools & Services - 1.5%
10X Genomics, Inc. (a)	24,127	1,839,684
Bio-Rad Laboratories, Inc. Class A (a)	12,375	4,579,121
Bruker Corp.	15,184	773,928
IQVIA Holdings, Inc. (a)	79,883	12,342,722
Mettler-Toledo International, Inc. (a)	52,056	41,294,984
PRA Health Sciences, Inc. (a)	5,499	611,214
Thermo Fisher Scientific, Inc.	126,560	41,115,547
Wuxi Biologics (Cayman), Inc. (a)(b)	67,076	849,178
		103,406,378
Pharmaceuticals - 2.3%
Astellas Pharma, Inc.	46,277	789,948
AstraZeneca PLC:
(United Kingdom)	44,684	4,472,509
sponsored ADR	810,109	40,392,035
Bristol-Myers Squibb Co.	270,440	17,359,544
Bristol-Myers Squibb Co. rights (a)	63,228	190,316
Eli Lilly & Co.	60,852	7,997,778
Hansoh Pharmaceutical Group Co. Ltd. (b)	1,212,563	4,030,310
Merck & Co., Inc.	361,049	32,837,407
Novartis AG sponsored ADR	186,410	17,651,163
Roche Holding AG (participation certificate)	17,021	5,531,873
Zoetis, Inc. Class A	185,775	24,587,321
		155,840,204

TOTAL HEALTH CARE		801,774,673

INDUSTRIALS - 3.2%
Aerospace & Defense - 0.8%
Harris Corp.	84,888	16,796,789
Lockheed Martin Corp.	15,224	5,927,921
Northrop Grumman Corp.	32,550	11,196,224
Space Exploration Technologies Corp.:
Class A (a)(c)(d)	18,191	3,892,874
Class C (a)(c)(d)	783	167,562
TransDigm Group, Inc.	27,883	15,614,480
		53,595,850
Airlines - 0.0%
Southwest Airlines Co.	24,647	1,330,445
United Continental Holdings, Inc. (a)	7,591	668,691
		1,999,136
Building Products - 0.2%
Allegion PLC	4,888	608,752
Masco Corp.	44,198	2,121,062
Toto Ltd.	188,020	7,939,542
		10,669,356
Commercial Services & Supplies - 0.4%
Cintas Corp.	90,103	24,244,915
Clean TeQ Holdings Ltd. (a)	44,093	6,343
Edenred SA	13,518	699,021
TulCo LLC (a)(c)(d)(f)	7,549	3,944,277
		28,894,556
Electrical Equipment - 0.2%
AMETEK, Inc.	85,999	8,577,540
Generac Holdings, Inc. (a)	11,985	1,205,571
Vestas Wind Systems A/S	58,203	5,878,882
		15,661,993
Industrial Conglomerates - 0.3%
General Electric Co.	2,058,496	22,972,815
Machinery - 0.6%
Dover Corp.	3,983	459,081
Fortive Corp.	487,907	37,271,216
IDEX Corp.	8,666	1,490,552
Ingersoll-Rand PLC	5,200	691,184
PACCAR, Inc.	9,255	732,071
		40,644,104
Professional Services - 0.5%
Clarivate Analytics PLC (a)	598,508	10,054,934
CoStar Group, Inc. (a)	9,998	5,981,803
Experian PLC	171,938	5,828,609
FTI Consulting, Inc. (a)	91,854	10,164,564
		32,029,910
Road & Rail - 0.2%
Canadian Pacific Railway Ltd.	10,800	2,753,166
Lyft, Inc.	26,924	1,158,270
Union Pacific Corp.	59,904	10,830,044
		14,741,480

TOTAL INDUSTRIALS		221,209,200

INFORMATION TECHNOLOGY - 32.5%
Communications Equipment - 0.2%
Motorola Solutions, Inc.	86,635	13,960,364
Electronic Equipment & Components - 2.3%
Amphenol Corp. Class A	1,182,906	128,025,916
CDW Corp.	83,818	11,972,563
Keysight Technologies, Inc. (a)	106,489	10,928,966
Zebra Technologies Corp. Class A (a)	21,519	5,496,813
		156,424,258
IT Services - 9.5%
Accenture PLC Class A	109,329	23,021,408
Adyen BV (a)(b)	12,845	10,532,421
ASAC II LP (a)(c)(d)	2,013,117	338,204
Endava PLC ADR (a)	9,880	460,408
EPAM Systems, Inc. (a)	41,030	8,704,925
Fidelity National Information Services, Inc.	27,146	3,775,737
Fiserv, Inc. (a)	39,933	4,617,453
Global Payments, Inc.	188,069	34,333,877
MasterCard, Inc. Class A	787,137	235,031,237
MongoDB, Inc. Class A (a)(e)	119,464	15,722,657
Okta, Inc. (a)	193,610	22,336,786
PayPal Holdings, Inc. (a)	865,026	93,569,862
Shopify, Inc. Class A (a)	66,338	26,375,811
StoneCo Ltd. Class A (a)(e)	59,823	2,386,339
Visa, Inc. Class A	911,447	171,260,891
		652,468,016
Semiconductors & Semiconductor Equipment - 2.9%
Advanced Micro Devices, Inc. (a)	680,853	31,223,919
Analog Devices, Inc.	73,934	8,786,317
Applied Materials, Inc.	27,662	1,688,488
ASML Holding NV	17,347	5,133,671
Cirrus Logic, Inc. (a)	26,605	2,192,518
Enphase Energy, Inc. (a)(e)	25,800	674,154
KLA-Tencor Corp.	7,822	1,393,646
Lam Research Corp.	35,051	10,248,912
Marvell Technology Group Ltd.	118,656	3,151,503
Microchip Technology, Inc. (e)	35,996	3,769,501
NVIDIA Corp.	261,040	61,422,712
NXP Semiconductors NV	125,653	15,990,601
Qorvo, Inc. (a)	36,709	4,266,687
Qualcomm, Inc.	444,537	39,221,500
SolarEdge Technologies, Inc. (a)	30,406	2,891,307
Synaptics, Inc. (a)	29,274	1,925,351
Taiwan Semiconductor Manufacturing Co. Ltd. sponsored ADR	18,927	1,099,659
Universal Display Corp.	7,100	1,463,097
Xilinx, Inc.	71,446	6,985,275
		203,528,818
Software - 17.5%
Adobe, Inc. (a)	776,962	256,249,837
Atlassian Corp. PLC (a)	178,794	21,516,070
Ceridian HCM Holding, Inc. (a)	50,871	3,453,123
Cloudflare, Inc.	280,255	4,542,093
Coupa Software, Inc. (a)	85,880	12,559,950
DocuSign, Inc. (a)	20,815	1,542,600
Dropbox, Inc. Class A (a)	317,666	5,689,398
Fortinet, Inc. (a)	6,500	693,940
Intuit, Inc.	167,590	43,896,849
Microsoft Corp.	2,574,749	406,037,917
Netcompany Group A/S (a)(b)	30,366	1,444,947
Paycom Software, Inc. (a)	64,690	17,127,324
RingCentral, Inc. (a)	142,556	24,044,921
Salesforce.com, Inc. (a)	2,202,526	358,218,829
Slack Technologies, Inc. Class A (a)(e)	186,800	4,199,264
SurveyMonkey (a)	329,280	5,884,234
Tanium, Inc. Class B (a)(c)(d)	188,500	1,835,990
Workday, Inc. Class A (a)	247,230	40,656,974
Xero Ltd. (a)	13,100	735,434
		1,210,329,694
Technology Hardware, Storage & Peripherals - 0.1%
Apple, Inc.	2,600	763,490
Samsung Electronics Co. Ltd.	97,100	4,688,467
		5,451,957

TOTAL INFORMATION TECHNOLOGY		2,242,163,107

MATERIALS - 2.6%
Chemicals - 0.9%
Air Products & Chemicals, Inc.	36,474	8,571,025
FMC Corp.	21,884	2,184,461
Growmax Resources Corp. (a)(b)(d)	4,800	203
PPG Industries, Inc. (e)	22,075	2,946,792
Sherwin-Williams Co.	76,378	44,569,618
Westlake Chemical Corp.	71,779	5,035,297
		63,307,396
Construction Materials - 0.0%
Vulcan Materials Co.	311	44,781
Containers & Packaging - 0.0%
Avery Dennison Corp.	5,513	721,211
Metals & Mining - 1.7%
Agnico Eagle Mines Ltd. (Canada)	53,646	3,304,152
B2Gold Corp.	1,646,929	6,607,755
Barrick Gold Corp.	72,691	1,351,326
Barrick Gold Corp. (Canada)	1,612,866	29,958,283
Franco-Nevada Corp.	294,717	30,432,869
Ivanhoe Mines Ltd. (a)	3,266,987	10,692,461
Kirkland Lake Gold Ltd.	400,727	17,664,020
Lundin Gold, Inc. (a)	126,664	812,530
Newcrest Mining Ltd.	406,412	8,627,289
Novagold Resources, Inc. (a)	462,134	4,135,380
Royal Gold, Inc.	11,127	1,360,276
Wheaton Precious Metals Corp.	50,540	1,503,882
		116,450,223

TOTAL MATERIALS		180,523,611

REAL ESTATE - 0.8%
Equity Real Estate Investment Trusts (REITs) - 0.8%
American Tower Corp.	182,662	41,979,381
Equity Commonwealth	22,150	727,185
Equity Residential (SBI)	121,360	9,820,451
Prologis, Inc.	22,879	2,039,434
		54,566,451
Real Estate Management & Development - 0.0%
WeWork Companies, Inc. Class A (a)(c)(d)	3,404	65,323

TOTAL REAL ESTATE		54,631,774

UTILITIES - 0.2%
Electric Utilities - 0.2%
NextEra Energy, Inc.	53,151	12,871,046
TOTAL COMMON STOCKS
(Cost $3,194,711,331)		6,757,811,581

Preferred Stocks - 1.5%
Convertible Preferred Stocks - 1.5%
COMMUNICATION SERVICES - 0.0%
Wireless Telecommunication Services - 0.0%
Altiostar Networks, Inc. Series A1 (a)(c)(d)	139,573	595,977
CONSUMER DISCRETIONARY - 0.1%
Diversified Consumer Services - 0.1%
Airbnb, Inc.:
Series D (a)(c)(d)	35,238	3,571,019
Series E (a)(c)(d)	16,112	1,632,790
		5,203,809
CONSUMER STAPLES - 0.1%
Food & Staples Retailing - 0.1%
Roofoods Ltd. Series F (a)(c)(d)	9,254	4,364,001
HEALTH CARE - 0.1%
Biotechnology - 0.1%
23andMe, Inc.:
Series E (a)(c)(d)	46,180	661,298
Series F (a)(c)(d)	200,299	2,868,282
		3,529,580
Health Care Providers & Services - 0.0%
Mulberry Health, Inc. Series A-8 (a)(c)(d)	480,971	2,520,288
TOTAL HEALTH CARE		6,049,868
INDUSTRIALS - 0.1%
Aerospace & Defense - 0.1%
Space Exploration Technologies Corp.:
Series G (a)(c)(d)	36,460	7,802,440
Series H (a)(c)(d)	7,256	1,552,784
		9,355,224
INFORMATION TECHNOLOGY - 1.0%
Software - 1.0%
Delphix Corp. Series D (a)(c)(d)	232,855	1,643,956
Magic Leap, Inc.:
Series B, 8.00% (a)(c)(d)	1,907,399	51,499,773
Series C (a)(c)(d)	17,554	473,958
Series D (a)(c)(d)	469,823	12,685,221
		66,302,908
REAL ESTATE - 0.1%
Real Estate Management & Development - 0.1%
WeWork Companies, Inc.:
Series E (a)(c)(d)	347,358	6,665,800
Series F (a)(c)(d)	16,235	311,550
		6,977,350

TOTAL CONVERTIBLE PREFERRED STOCKS		98,849,137

Nonconvertible Preferred Stocks - 0.0%
ENERGY - 0.0%
Oil, Gas & Consumable Fuels - 0.0%
Petroleo Brasileiro SA - Petrobras sponsored ADR	85,899	1,369,230
TOTAL PREFERRED STOCKS
(Cost $68,061,851)		100,218,367

Money Market Funds - 3.9%
Fidelity Cash Central Fund 1.58% (g)	239,173,921	239,221,755
Fidelity Securities Lending Cash Central Fund 1.58% (g)(h)	29,116,104	29,119,015
TOTAL MONEY MARKET FUNDS
(Cost $268,340,345)		268,340,770
TOTAL INVESTMENT IN SECURITIES - 103.3%
(Cost $3,531,113,527)		7,126,370,718
NET OTHER ASSETS (LIABILITIES) - (3.3)%		(226,637,307)
NET ASSETS - 100%		$6,899,733,411

Legend

 (a) Non-income producing

 (b) Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the end of the period, the value of these securities amounted to $27,118,117 or 0.4% of net assets.

 (c) Restricted securities (including private placements) - Investment in securities not registered under the Securities Act of 1933 (excluding 144A issues). At the end of the period, the value of restricted securities (excluding 144A issues) amounted to $109,266,407 or 1.6% of net assets.

 (d) Level 3 security

 (e) Security or a portion of the security is on loan at period end.

 (f) Investment is owned by a wholly-owned subsidiary (Subsidiary) that is treated as a corporation for U.S. tax purposes.

 (g) Affiliated fund that is generally available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's website or upon request.

 (h) Investment made with cash collateral received from securities on loan.

Additional information on each restricted holding is as follows:

Security	Acquisition Date	Acquisition Cost
23andMe, Inc.	12/7/18	$160,205
23andMe, Inc. Series E	6/18/15	$500,004
23andMe, Inc. Series F	8/31/17	$2,780,992
Airbnb, Inc. Series D	4/16/14	$1,434,646
Airbnb, Inc. Series E	6/29/15	$1,499,937
Altiostar Networks, Inc. Series A1	1/10/17	$642,036
ASAC II LP	10/10/13	$155,030
Blu Homes, Inc.	6/10/13 - 12/30/14	$7,036,662
Delphix Corp. Series D	7/10/15	$2,095,695
Magic Leap, Inc. Series B, 8.00%	10/17/14	$22,049,532
Magic Leap, Inc. Series C	12/23/15	$404,321
Magic Leap, Inc. Series D	10/6/17	$12,685,221
Mulberry Health, Inc. Series A-8	1/20/16	$3,248,839
Roofoods Ltd. Series F	9/12/17	$3,271,942
Space Exploration Technologies Corp. Class A	10/16/15 - 9/11/17	$1,883,269
Space Exploration Technologies Corp. Class C	9/11/17	$105,705
Space Exploration Technologies Corp. Series G	1/20/15	$2,824,191
Space Exploration Technologies Corp. Series H	8/4/17	$979,560
Tanium, Inc. Class B	4/21/17	$935,771
TulCo LLC	8/24/17 - 12/14/17	$2,643,700
WeWork Companies, Inc. Class A	6/23/15	$111,956
WeWork Companies, Inc. Series E	6/23/15	$11,424,455
WeWork Companies, Inc. Series F	12/1/16	$814,871

Affiliated Central Funds

Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:

Fund	Income earned
Fidelity Cash Central Fund	$3,275,286
Fidelity Securities Lending Cash Central Fund	416,143
Total	$3,691,429

Amounts in the income column in the above table include any capital gain distributions from underlying funds, which are presented in the corresponding line-item in the Statement of Operations, if applicable. Amount for Fidelity Securities Lending Cash Central Fund represents the income earned on investing cash collateral, less rebates paid to borrowers and any lending agent fees associated with the loan, plus any premium payments received for lending certain types of securities.

Investment Valuation

The following is a summary of the inputs used, as of December 31, 2019, involving the Fund's assets and liabilities carried at fair value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used below, please refer to the Investment Valuation section in the accompanying Notes to Financial Statements.

	Valuation Inputs at Reporting Date:
Description	Total	Level 1	Level 2	Level 3
Investments in Securities:
Equities:
Communication Services	$1,136,767,073	$1,136,171,096	$--	$595,977
Consumer Discretionary	767,691,058	758,073,324	4,376,505	5,241,229
Consumer Staples	273,679,281	257,128,622	12,186,658	4,364,001
Energy	78,746,680	78,746,680	--	--
Financials	999,287,095	993,728,200	5,558,895	--
Health Care	807,824,541	790,843,787	10,794,330	6,186,424
Industrials	230,564,424	193,557,454	19,647,033	17,359,937
Information Technology	2,308,466,015	2,235,446,820	4,542,093	68,477,102
Materials	180,523,611	180,523,408	--	203
Real Estate	61,609,124	54,566,451	--	7,042,673
Utilities	12,871,046	12,871,046	--	--
Money Market Funds	268,340,770	268,340,770	--	--
Total Investments in Securities:	$7,126,370,718	$6,959,997,658	$57,105,514	$109,267,546

The following is a reconciliation of Investments in Securities for which Level 3 inputs were used in determining value:

Investments in Securities:
Beginning Balance	$159,227,146
Net Realized Gain (Loss) on Investment Securities	742,897
Net Unrealized Gain (Loss) on Investment Securities	(1,617,658)
Cost of Purchases	43,495
Proceeds of Sales	(1,900,314)
Amortization/Accretion	--
Transfers into Level 3	--
Transfers out of Level 3	(47,228,020)
Ending Balance	$109,267,546
The change in unrealized gain (loss) for the period attributable to Level 3 securities held at December 31, 2019	$(1,617,658)

The information used in the above reconciliation represents fiscal year to date activity for any Investments in Securities identified as using Level 3 inputs at either the beginning or the end of the current fiscal period, and cost of purchases includes securities received through in-kind transactions. Transfers in or out of Level 3 represent the beginning value of any Security or Instrument where a change in the pricing level occurred from the beginning to the end of the period. The cost of purchases and the proceeds of sales may include securities received or delivered through corporate actions or exchanges. Realized and unrealized gains (losses) disclosed in the reconciliation are included in Net Gain (Loss) on the Fund's Statement of Operations.

See accompanying notes which are an integral part of the financial statements.

Financial Statements

Statement of Assets and Liabilities

		December 31, 2019
Assets
Investment in securities, at value (including securities loaned of $28,893,057) — See accompanying schedule: Unaffiliated issuers (cost $3,262,773,182)	$6,858,029,948
Fidelity Central Funds (cost $268,340,345)	268,340,770
Total Investment in Securities (cost $3,531,113,527)		$7,126,370,718
Cash		24,025
Receivable for investments sold		66,707,925
Receivable for fund shares sold		581,612
Dividends receivable		3,630,764
Distributions receivable from Fidelity Central Funds		174,712
Other receivables		59
Total assets		7,197,489,815
Liabilities
Payable for investments purchased	$945,026
Payable for fund shares redeemed	266,153,316
Other payables and accrued expenses	1,541,800
Collateral on securities loaned	29,116,262
Total liabilities		297,756,404
Net Assets		$6,899,733,411
Net Assets consist of:
Paid in capital		$3,179,503,117
Total accumulated earnings (loss)		3,720,230,294
Net Assets		$6,899,733,411
Net Asset Value, offering price and redemption price per share ($6,899,733,411 ÷ 381,189,603 shares)		$18.10

See accompanying notes which are an integral part of the financial statements.

Statement of Operations

		Year ended December 31, 2019
Investment Income
Dividends		$53,532,928
Interest		6,517
Income from Fidelity Central Funds (including $416,143 from security lending)		3,691,429
Total income		57,230,874
Expenses
Custodian fees and expenses	$151,408
Independent trustees' fees and expenses	38,619
Commitment fees	18,729
Total expenses before reductions	208,756
Expense reductions	(4,521)
Total expenses after reductions		204,235
Net investment income (loss)		57,026,639
Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers (net of foreign taxes of $302)	657,312,953
Fidelity Central Funds	1,557
Foreign currency transactions	(29,490)
Total net realized gain (loss)		657,285,020
Change in net unrealized appreciation (depreciation) on:
Investment securities:
Unaffiliated issuers (net of increase in deferred foreign taxes of $1,466,148)	1,160,099,776
Fidelity Central Funds	(2,463)
Assets and liabilities in foreign currencies	3,140
Total change in net unrealized appreciation (depreciation)		1,160,100,453
Net gain (loss)		1,817,385,473
Net increase (decrease) in net assets resulting from operations		$1,874,412,112

See accompanying notes which are an integral part of the financial statements.

Statement of Changes in Net Assets

	Year ended December 31, 2019	Year ended December 31, 2018
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$57,026,639	$53,444,231
Net realized gain (loss)	657,285,020	550,014,746
Change in net unrealized appreciation (depreciation)	1,160,100,453	(798,571,625)
Net increase (decrease) in net assets resulting from operations	1,874,412,112	(195,112,648)
Distributions to shareholders	(609,089,624)	(711,874,214)
Share transactions
Proceeds from sales of shares	803,412,059	445,429,036
Net asset value of shares issued in exchange for the net assets of Fidelity Adviser Series Opportunistic Insights Fund (note 10)	–	950,529,936
Reinvestment of distributions	609,089,624	711,874,214
Cost of shares redeemed	(2,197,322,705)	(1,098,802,568)
Net increase (decrease) in net assets resulting from share transactions	(784,821,022)	1,009,030,618
Total increase (decrease) in net assets	480,501,466	102,043,756
Net Assets
Beginning of period	6,419,231,945	6,317,188,189
End of period	$6,899,733,411	$6,419,231,945
Other Information
Shares
Sold	44,110,643	24,530,405
Issued in exchange for the shares of Fidelity Adviser Series Opportunistic Insights Fund (note 10)	–	48,177,012
Issued in reinvestment of distributions	34,528,724	44,695,191
Redeemed	(120,371,574)	(59,234,656)
Net increase (decrease)	(41,732,207)	58,167,952

See accompanying notes which are an integral part of the financial statements.

Financial Highlights

Fidelity Series Opportunistic Insights Fund

Years ended December 31,	2019	2018	2017	2016	2015
Selected Per–Share Data
Net asset value, beginning of period	$15.18	$17.32	$14.69	$14.89	$14.89
Income from Investment Operations
Net investment income (loss)A	.15	.15	.09	–B	–B
Net realized and unrealized gain (loss)	4.43	(.42)	4.75	.19	1.04
Total from investment operations	4.58	(.27)	4.84	.19	1.04
Distributions from net investment income	(.15)	(.13)	(.10)	–B	–B
Distributions from net realized gain	(1.51)	(1.75)	(2.10)	(.38)	(1.04)
Total distributions	(1.66)	(1.87)C	(2.21)D	(.39)E	(1.04)
Net asset value, end of period	$18.10	$15.18	$17.32	$14.69	$14.89
Total ReturnF	30.53%	(1.87)%	32.96%	1.33%	7.10%
Ratios to Average Net AssetsG,H
Expenses before reductions	- %I	- %I	.27%	.83%	.90%
Expenses net of fee waivers, if any	- %I	- %I	.27%	.83%	.90%
Expenses net of all reductions	- %I	- %I	.27%	.82%	.90%
Net investment income (loss)	.81%	.80%	.50%	.03%	.02%
Supplemental Data
Net assets, end of period (000 omitted)	$6,899,733	$6,419,232	$6,317,188	$2,240,033	$2,329,415
Portfolio turnover rate	27%J	32%K	37%	40%	35%

 A Calculated based on average shares outstanding during the period.

 B Amount represents less than $.005 per share.

 C Total distributions of $1.87 per share is comprised of distributions from net investment income of $.127 and distributions from net realized gain of $1.746 per share.

 D Total distributions of $2.21 per share is comprised of distributions from net investment income of $.104 and distributions from net realized gain of $2.103 per share.

 E Total distributions of $.39 per share is comprised of distributions from net investment income of $.004 and distributions from net realized gain of $.383 per share.

 F Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 G Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

 H Expense ratios reflect operating expenses of the Fund. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the Fund during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the Fund.

 I Amount represents less than .005%.

 J Portfolio turnover rate excludes securities received or delivered in-kind.

 K The portfolio turnover rate does not include the assets acquired in the merger.

See accompanying notes which are an integral part of the financial statements.

Notes to Financial Statements

For the period ended December 31, 2019

1. Organization.

Fidelity Series Opportunistic Insights Fund (the Fund) is a fund of Fidelity Contrafund (the Trust) and is authorized to issue an unlimited number of shares. Shares are offered only to certain other Fidelity funds and Fidelity managed 529 plans. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust.

2. Investments in Fidelity Central Funds.

The Fund invests in Fidelity Central Funds, which are open-end investment companies generally available only to other investment companies and accounts managed by the investment adviser and its affiliates. The Fund's Schedule of Investments lists each of the Fidelity Central Funds held as of period end, if any, as an investment of the Fund, but does not include the underlying holdings of each Fidelity Central Fund. As an Investing Fund, the Fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds.

The Money Market Central Funds seek preservation of capital and current income and are managed by Fidelity Investments Money Management, Inc. (FIMM), an affiliate of the investment adviser. Annualized expenses of the Money Market Central Funds as of their most recent shareholder report date ranged from less than .005% to .01%.

A complete unaudited list of holdings for each Fidelity Central Fund is available upon request or at the Securities and Exchange Commission (the SEC) website at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC website or upon request.

3. Significant Accounting Policies.

The Fund is an investment company and applies the accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946 Financial Services – Investments Companies. The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (GAAP), which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. Subsequent events, if any, through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. The following summarizes the significant accounting policies of the Fund:

Investment Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. The Board of Trustees (the Board) has delegated the day to day responsibility for the valuation of the Fund's investments to the Fair Value Committee (the Committee) established by the Fund's investment adviser. In accordance with valuation policies and procedures approved by the Board, the Fund attempts to obtain prices from one or more third party pricing vendors or brokers to value its investments. When current market prices, quotations or currency exchange rates are not readily available or reliable, investments will be fair valued in good faith by the Committee, in accordance with procedures adopted by the Board. Factors used in determining fair value vary by investment type and may include market or investment specific events, changes in interest rates and credit quality. The frequency with which these procedures are used cannot be predicted and they may be utilized to a significant extent. The Committee oversees the Fund's valuation policies and procedures and reports to the Board on the Committee's activities and fair value determinations. The Board monitors the appropriateness of the procedures used in valuing the Fund's investments and ratifies the fair value determinations of the Committee.

The Fund categorizes the inputs to valuation techniques used to value its investments into a disclosure hierarchy consisting of three levels as shown below:

  Level 1 – quoted prices in active markets for identical investments
  Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)
  Level 3 – unobservable inputs (including the Fund's own assumptions based on the best information available)

Valuation techniques used to value the Fund's investments by major category are as follows:

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by a third party pricing vendor on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price or may be valued using the last available price and are generally categorized as Level 2 in the hierarchy. For foreign equity securities, when market or security specific events arise, comparisons to the valuation of American Depositary Receipts (ADRs), futures contracts, Exchange-Traded Funds (ETFs) and certain indexes as well as quoted prices for similar securities may be used and would be categorized as Level 2 in the hierarchy. For equity securities, including restricted securities, where observable inputs are limited, assumptions about market activity and risk are used and these securities may be categorized as Level 3 in the hierarchy. Securities, including private placements or other restricted securities, for which observable inputs are not available are valued using alternate valuation approaches, including the market approach, income approach and cost approach and are categorized as Level 3 in the hierarchy. The market approach considers factors including the price of recent investments in the same or a similar security or financial metrics of comparable securities. The income approach considers factors including expected future cash flows, security specific risks and corresponding discount rates. The cost approach considers factors including the value of the security's underlying assets and liabilities.

Investments in open-end mutual funds, including the Fidelity Central Funds, are valued at their closing net asset value (NAV) each business day and are categorized as Level 1 in the hierarchy.

The following provides information on Level 3 securities held by the Fund that were valued at period end based on unobservable inputs. These amounts exclude valuations provided by a broker.

Asset Type	Fair Value	Valuation Technique(s)	Unobservable Input	Amount or Range/Weighted Average	Impact to Valuation from an Increase in Input(a)
Equities	$ 109,267,546	Market comparable	Enterprise value/Sales multiple (EV/S)	1.3 - 14.4 / 4.8	Increase
			Discount rate	15.0% - 73.3% / 46.7%	Decrease
			Discount for lack of marketability	25.0%	Decrease
			Premium rate	52.9% - 75.7% / 68.2%	Increase
			Conversion ratio	4.0	Increase
		Market approach	Enterprise value/Sales multiple (EV/S)	3.1 - 3.4 / 3.2	Increase
			Transaction Price	$0.07 - $214.00 / $59.13	Increase
			Tender price	$19.19	Increase
			Discount for lack of marketability	20.0% - 50.0% / 20.0%	Decrease
		Recovery value	Recovery value	0.0% - 0.2% / 0.2%	Increase

 (a) Represents the directional change in the fair value of the Level 3 investments that could have resulted from an increase in the corresponding input as of period end. A decrease to the unobservable input would have had the opposite effect. Significant changes in these inputs may have resulted in a significantly higher or lower fair value measurement at period end.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The aggregate value of investments by input level as of December 31, 2019, as well as a roll forward of Level 3 investments, is included at the end of the Fund's Schedule of Investments.

Foreign Currency. The Fund may use foreign currency contracts to facilitate transactions in foreign-denominated securities. Gains and losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Foreign-denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rates at period end. Purchases and sales of investment securities, income and dividends received and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Investment Transactions and Income. For financial reporting purposes, the Fund's investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time and includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost and include proceeds received from litigation. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Income and capital gain distributions from Fidelity Central Funds, if any, are recorded on the ex-dividend date. Certain distributions received by the Fund represent a return of capital or capital gain. The Fund determines the components of these distributions subsequent to the ex-dividend date, based upon receipt of tax filings or other correspondence relating to the underlying investment. These distributions are recorded as a reduction of cost of investments and/or as a realized gain. Interest income is accrued as earned and includes coupon interest and amortization of premium and accretion of discount on debt securities as applicable. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain.

Expenses. Expenses directly attributable to a fund are charged to that fund. Expenses attributable to more than one fund are allocated among the respective funds on the basis of relative net assets or other appropriate methods. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Income Tax Information and Distributions to Shareholders. Each year, the Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code, including distributing substantially all of its taxable income and realized gains. As a result, no provision for U.S. Federal income taxes is required. As of December 31, 2019, the Fund did not have any unrecognized tax benefits in the financial statements; nor is the Fund aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. The Fund files a U.S. federal tax return, in addition to state and local tax returns as required. The Fund's federal income tax returns are subject to examination by the Internal Revenue Service (IRS) for a period of three fiscal years after they are filed. State and local tax returns may be subject to examination for an additional fiscal year depending on the jurisdiction. Foreign taxes are provided for based on the Fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests. The Fund is subject to a tax imposed on capital gains by certain countries in which it invests. An estimated deferred tax liability for net unrealized appreciation on the applicable securities is included in Other payables and accrued expenses on the Statement of Assets & Liabilities.

Distributions are declared and recorded on the ex-dividend date. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Capital accounts are not adjusted for temporary book-tax differences which will reverse in a subsequent period.

Book-tax differences are primarily due to foreign currency transactions, certain foreign taxes, passive foreign investment companies (PFIC), market discount, partnerships and losses deferred due to wash sales and excise tax regulations.

As of period end, the cost and unrealized appreciation (depreciation) in securities, and derivatives if applicable, for federal income tax purposes were as follows:

Gross unrealized appreciation	$3,630,506,079
Gross unrealized depreciation	(52,746,147)
Net unrealized appreciation (depreciation)	$3,577,759,932
Tax Cost	$3,548,610,786

The tax-based components of distributable earnings as of period end were as follows:

Undistributed ordinary income	$2,927,463
Undistributed long-term capital gain	$140,968,975
Net unrealized appreciation (depreciation) on securities and other investments	$3,577,811,244

The tax character of distributions paid was as follows:

	December 31, 2019	December 31, 2018
Ordinary Income	$57,754,377	$ 49,441,657
Long-term Capital Gains	551,335,247	662,432,557
Total	$609,089,624	$ 711,874,214

Restricted Securities (including Private Placements). The Fund may invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. Information regarding restricted securities is included at the end of the Fund's Schedule of Investments.

Consolidated Subsidiary. The Fund invests in certain investments through a wholly-owned subsidiary ("Subsidiary"), which may be subject to federal and state taxes upon disposition.

As of period end, the Fund held an investment of $3,944,277 in this Subsidiary, representing .06% of the Fund's net assets. The financial statements have been consolidated and include accounts of the Fund and the Subsidiary. Accordingly, all inter-company transactions and balances have been eliminated.

4. Purchases and Sales of Investments.

Purchases and sales of securities, other than short-term securities and in-kind transactions, aggregated $1,827,044,564 and $3,138,003,993, respectively.

5. Fees and Other Transactions with Affiliates.

Management Fee. Fidelity Management & Research Company (the investment adviser) and its affiliates provide the Fund with investment management related services for which the Fund does not pay a management fee. Under the management contract, the investment adviser or an affiliate pays all ordinary operating expenses of the Fund, except custody fees, fees and expenses of the independent Trustees, and certain miscellaneous expenses such as proxy and shareholder meeting expenses.

Brokerage Commissions. A portion of portfolio transactions were placed with brokerage firms which are affiliates of the investment adviser. Brokerage commissions are included in net realized gain (loss) and change in net unrealized appreciation (depreciation) in the Statement of Operations. The commissions paid to these affiliated firms were as follows:

Amount
Fidelity Series Opportunistic Insights Fund	$52,705

Interfund Trades. The Fund may purchase from or sell securities to other Fidelity Funds under procedures adopted by the Board. The procedures have been designed to ensure these interfund trades are executed in accordance with Rule 17a-7 of the 1940 Act. Interfund trades are included within the respective purchases and sales amounts shown in the Purchases and Sales of Investments note.

Affiliated Exchanges In-Kind. During the period, the Fund received investments, including cash valued at $275,319,852 in exchange for 14,544,102 shares of the Fund. The amount of in-kind exchanges is included in share transactions in the accompanying Statement of Changes in Net Assets.

6. Committed Line of Credit.

The Fund participates with other funds managed by the investment adviser or an affiliate in a $4.25 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The Fund has agreed to pay commitment fees on its pro-rata portion of the line of credit, which amounted to $18,729 and is reflected in Commitment fees on the Statement of Operations. During the period, the Fund did not borrow on this line of credit.

7. Security Lending.

The Fund lends portfolio securities from time to time in order to earn additional income. For equity securities, lending agents are used, including National Financial Services (NFS), an affiliate of the Fund. Pursuant to a securities lending agreement, NFS will receive a fee, which is capped at 9.9% of daily lending revenue, for its services as lending agent. The Fund may lend securities to certain qualified borrowers, including NFS. On the settlement date of the loan, the Fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of the Fund and any additional required collateral is delivered to the Fund on the next business day. The Fund or borrower may terminate the loan at any time, and if the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, the Fund may apply collateral received from the borrower against the obligation. The Fund may experience delays and costs in recovering the securities loaned. Any cash collateral received is invested in the Fidelity Securities Lending Cash Central Fund. The value of loaned securities and cash collateral at period end are disclosed on the Fund's Statement of Assets and Liabilities. At period end, there were no security loans outstanding with NFS, as affiliated borrower. Total fees paid by the Fund to NFS, as lending agent, amounted to $10,941. Security lending income represents the income earned on investing cash collateral, less rebates paid to borrowers and any lending agent fees associated with the loan, plus any premium payments received for lending certain types of securities. Security lending income is presented in the Statement of Operations as a component of income from Fidelity Central Funds, and includes $3,852 from securities loaned to NFS, as affiliated borrower.

8. Expense Reductions.

Through arrangements with the Fund's custodian, credits realized as a result of certain uninvested cash balances were used to reduce the Fund's expenses by $4,521.

9. Other.

The Fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

At the end of the period, mutual funds and accounts managed by FMR or its affiliates were the owners of record of all of the outstanding shares of the Fund.

Effective January 1, 2020, following any required regulatory notices and approvals:

Investment advisers Fidelity Investments Money Management, Inc., FMR Co., Inc., and Fidelity SelectCo, LLC, merged with and into Fidelity Management & Research Company. In connection with the merger transactions, the resulting, merged investment adviser was then redomiciled from Massachusetts to Delaware, changed its corporate structure from a corporation to a limited liability company, and changed its name to "Fidelity Management & Research Company LLC".

10. Prior Fiscal Year Merger Information.

On September 21, 2018, the Fund acquired all of the assets and assumed all of the liabilities of Fidelity Advisor Series Opportunistic Insights Fund ("Target Fund") pursuant to an Agreement and Plan of Reorganization approved by the Board of Trustees ("The Board"). The acquisition was accomplished by an exchange of shares of the Fund for shares then outstanding of the Target Fund at its net asset value on the acquisition date. The reorganization provides shareholders of the Target Fund access to a larger portfolio with a similar investment objective. The reorganization qualified as a tax-free reorganization for federal income tax purposes with no gain or loss recognized to the funds or their shareholders. The Target Fund's net assets of $950,529,936, including securities of $952,974,757 and unrealized appreciation of $472,604,632, was combined with the Fund's net assets of $6,749,766,909 for total net assets after the acquisition of $7,700,296,845.

Pro forma results of operations of the combined entity for the entire period ended December 31, 2018, as though the acquisition had occurred as of the beginning of the year (rather than on the actual acquisition date), are as follows:

Net investment income (loss)	$58,636,464
Total net realized gain (loss)	616,028,215
Total change in net unrealized appreciation (depreciation)	(706,891,222)
Net increase (decrease) in net assets resulting from operations	$(32,226,543)

Because the combined investment portfolios have been managed as a single portfolio since the acquisition was completed, it is not practicable to separate the amounts of revenue and earnings of the acquired fund that have been included in the Fund's accompanying Statement of Operations since September 21, 2018.

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Fidelity Contrafund and Shareholders of Fidelity Series Opportunistic Insights Fund:

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Fidelity Series Opportunistic Insights Fund (one of the funds constituting Fidelity Contrafund, referred to hereafter as the “Fund”) as of December 31, 2019, the related statement of operations for the year ended December 31, 2019, the statement of changes in net assets for each of the two years in the period ended December 31, 2019, including the related notes, and the financial highlights for each of the five years in the period ended December 31, 2019 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of December 31, 2019, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended December 31, 2019 and the financial highlights for each of the five years in the period ended December 31, 2019 in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of December 31, 2019 by correspondence with the custodian, issuers of privately offered securities and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Boston, Massachusetts

February 14, 2020

We have served as the auditor of one or more investment companies in the Fidelity group of funds since 1932.

Trustees and Officers

The Trustees, Members of the Advisory Board (if any), and officers of the trust and fund, as applicable, are listed below. The Board of Trustees governs the fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee the fund's activities, review contractual arrangements with companies that provide services to the fund, oversee management of the risks associated with such activities and contractual arrangements, and review the fund's performance.  Except for Michael E. Wiley, each of the Trustees oversees 302 funds. Mr. Wiley oversees 199 funds.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust.  Each Trustee who is not an interested person (as defined in the Investment Company Act of 1940 (1940 Act)) of the trust and the fund is referred to herein as an Independent Trustee.  Each Independent Trustee shall retire not later than the last day of the calendar year in which his or her 75th birthday occurs.  The Independent Trustees may waive this mandatory retirement age policy with respect to individual Trustees.  Officers and Advisory Board Members hold office without limit in time, except that any officer or Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

The fund’s Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-800-544-8544.

Experience, Skills, Attributes, and Qualifications of the Trustees. The Governance and Nominating Committee has adopted a statement of policy that describes the experience, qualifications, attributes, and skills that are necessary and desirable for potential Independent Trustee candidates (Statement of Policy). The Board believes that each Trustee satisfied at the time he or she was initially elected or appointed a Trustee, and continues to satisfy, the standards contemplated by the Statement of Policy. The Governance and Nominating Committee also engages professional search firms to help identify potential Independent Trustee candidates who have the experience, qualifications, attributes, and skills consistent with the Statement of Policy. From time to time, additional criteria based on the composition and skills of the current Independent Trustees, as well as experience or skills that may be appropriate in light of future changes to board composition, business conditions, and regulatory or other developments, have also been considered by the professional search firms and the Governance and Nominating Committee. In addition, the Board takes into account the Trustees' commitment and participation in Board and committee meetings, as well as their leadership of standing and ad hoc committees throughout their tenure.

In determining that a particular Trustee was and continues to be qualified to serve as a Trustee, the Board has considered a variety of criteria, none of which, in isolation, was controlling. The Board believes that, collectively, the Trustees have balanced and diverse experience, qualifications, attributes, and skills, which allow the Board to operate effectively in governing the fund and protecting the interests of shareholders. Information about the specific experience, skills, attributes, and qualifications of each Trustee, which in each case led to the Board's conclusion that the Trustee should serve (or continue to serve) as a trustee of the fund, is provided below.

Board Structure and Oversight Function. James C. Curvey is an interested person and currently serves as Chairman. The Trustees have determined that an interested Chairman is appropriate and benefits shareholders because an interested Chairman has a personal and professional stake in the quality and continuity of services provided to the fund. Independent Trustees exercise their informed business judgment to appoint an individual of their choosing to serve as Chairman, regardless of whether the Trustee happens to be independent or a member of management. The Independent Trustees have determined that they can act independently and effectively without having an Independent Trustee serve as Chairman and that a key structural component for assuring that they are in a position to do so is for the Independent Trustees to constitute a substantial majority for the Board. The Independent Trustees also regularly meet in executive session. Ned C. Lautenbach serves as Chairman of the Independent Trustees and as such (i) acts as a liaison between the Independent Trustees and management with respect to matters important to the Independent Trustees and (ii) with management prepares agendas for Board meetings.

Fidelity® funds are overseen by different Boards of Trustees. The fund's Board oversees Fidelity's high income and certain equity funds, and other Boards oversee Fidelity's investment-grade bond, money market, asset allocation, and other equity funds. The asset allocation funds may invest in Fidelity® funds overseen by the fund's Board. The use of separate Boards, each with its own committee structure, allows the Trustees of each group of Fidelity® funds to focus on the unique issues of the funds they oversee, including common research, investment, and operational issues. On occasion, the separate Boards establish joint committees to address issues of overlapping consequences for the Fidelity® funds overseen by each Board.

The Trustees operate using a system of committees to facilitate the timely and efficient consideration of all matters of importance to the Trustees, the fund, and fund shareholders and to facilitate compliance with legal and regulatory requirements and oversight of the fund's activities and associated risks.  The Board, acting through its committees, has charged FMR and its affiliates with (i) identifying events or circumstances the occurrence of which could have demonstrably adverse effects on the fund's business and/or reputation; (ii) implementing processes and controls to lessen the possibility that such events or circumstances occur or to mitigate the effects of such events or circumstances if they do occur; and (iii) creating and maintaining a system designed to evaluate continuously business and market conditions in order to facilitate the identification and implementation processes described in (i) and (ii) above.  Because the day-to-day operations and activities of the fund are carried out by or through FMR, its affiliates, and other service providers, the fund's exposure to risks is mitigated but not eliminated by the processes overseen by the Trustees.  While each of the Board's committees has responsibility for overseeing different aspects of the fund's activities, oversight is exercised primarily through the Operations, Audit, and Compliance Committees.  Appropriate personnel, including but not limited to the fund's Chief Compliance Officer (CCO), FMR's internal auditor, the independent accountants, the fund's Treasurer and portfolio management personnel, make periodic reports to the Board's committees, as appropriate, including an annual review of Fidelity's risk management program for the Fidelity® funds.  The responsibilities of each standing committee, including their oversight responsibilities, are described further under "Standing Committees of the Trustees."

Interested Trustees*:

Correspondence intended for a Trustee who is an interested person may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+

James C. Curvey (1935)

Year of Election or Appointment: 2007

Trustee

Chairman of the Board of Trustees

Mr. Curvey also serves as Trustee of other Fidelity® funds. Mr. Curvey is Vice Chairman (2007-present) and Director of FMR LLC (diversified financial services company). In addition, Mr. Curvey is an Overseer Emeritus for the Boston Symphony Orchestra, a Director of Artis-Naples, and a Trustee of Brewster Academy in Wolfeboro, New Hampshire. Previously, Mr. Curvey served as a Director of Fidelity Research & Analysis Co. (investment adviser firm, 2009-2018), Director of Fidelity Investments Money Management, Inc. (investment adviser firm, 2009-2014) and a Director of FMR and FMR Co., Inc. (investment adviser firms, 2007-2014).

 * Determined to be an “Interested Trustee” by virtue of, among other things, his or her affiliation with the trust or various entities under common control with FMR.

 + The information includes the Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to the Trustee's qualifications to serve as a Trustee, which led to the conclusion that the Trustee should serve as a Trustee for the fund.

Independent Trustees:

Correspondence intended for an Independent Trustee may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+

Dennis J. Dirks (1948)

Year of Election or Appointment: 2005

Trustee

Mr. Dirks also serves as Trustee of other Fidelity® funds. Prior to his retirement in May 2003, Mr. Dirks was Chief Operating Officer and a member of the Board of The Depository Trust & Clearing Corporation (DTCC). He also served as President, Chief Operating Officer, and Board member of The Depository Trust Company (DTC) and President and Board member of the National Securities Clearing Corporation (NSCC). In addition, Mr. Dirks served as Chief Executive Officer and Board member of the Government Securities Clearing Corporation, Chief Executive Officer and Board member of the Mortgage-Backed Securities Clearing Corporation, as a Trustee and a member of the Finance Committee of Manhattan College (2005-2008), as a Trustee and a member of the Finance Committee of AHRC of Nassau County (2006-2008), as a member of the Independent Directors Council (IDC) Governing Council (2010-2015), and as a member of the Board of Directors for The Brookville Center for Children’s Services, Inc. (2009-2017). Mr. Dirks is a member of the Finance Committee (2016-present) and Board of Directors (2017-present) and is Treasurer (2018-present) of the Asolo Repertory Theatre.

Donald F. Donahue (1950)

Year of Election or Appointment: 2018

Trustee

Mr. Donahue also serves as a Trustee of other Fidelity® funds. Mr. Donahue is President and Chief Executive Officer of Miranda Partners, LLC (risk consulting for the financial services industry, 2012-present). Previously, Mr. Donahue served as a Member of the Advisory Board of certain Fidelity® funds (2015-2018) and Chief Executive Officer (2006-2012), Chief Operating Officer (2003-2006), and Managing Director, Customer Marketing and Development (1999-2003) of The Depository Trust & Clearing Corporation (financial markets infrastructure). Mr. Donahue serves as a Member (2007-present) and Co-Chairman (2016-present) of the Board of Directors of United Way of New York, Member of the Board of Directors of NYC Leadership Academy (2012-present) and Member of the Board of Advisors of Ripple Labs, Inc. (financial services, 2015-present). He also served as Chairman (2010-2012) and Member of the Board of Directors (2012-2013) of Omgeo, LLC (financial services), Treasurer of United Way of New York (2012-2016), and Member of the Board of Directors of XBRL US (financial services non-profit, 2009-2012) and the International Securities Services Association (2009-2012).

Alan J. Lacy (1953)

Year of Election or Appointment: 2008

Trustee

Mr. Lacy also serves as Trustee of other Fidelity® funds. Mr. Lacy serves as a Director of Bristol-Myers Squibb Company (global pharmaceuticals, 2008-present). He is a Trustee of the California Chapter of The Nature Conservancy (2015-present) and a Director of the Center for Advanced Study in the Behavioral Sciences at Stanford University (2015-present). In addition, Mr. Lacy served as Senior Adviser (2007-2014) of Oak Hill Capital Partners, L.P. (private equity) and also served as Chief Executive Officer (2005) and Vice Chairman (2005-2006) of Sears Holdings Corporation (retail) and Chief Executive Officer and Chairman of the Board of Sears, Roebuck and Co. (retail, 2000-2005). Previously, Mr. Lacy served as Chairman (2014-2017) and a member (2010-2017) of the Board of Directors of Dave & Buster’s Entertainment, Inc. (restaurant and entertainment complexes), as Chairman (2008-2011) and a member (2006-2015) of the Board of Trustees of the National Parks Conservation Association, and as a member of the Board of Directors for The Hillman Companies, Inc. (hardware wholesalers, 2010-2014), Earth Fare, Inc. (retail grocery, 2010-2014), and The Western Union Company (global money transfer, 2006-2011).

Ned C. Lautenbach (1944)

Year of Election or Appointment: 2000

Trustee

Chairman of the Independent Trustees

Mr. Lautenbach also serves as Trustee of other Fidelity® funds. Mr. Lautenbach currently serves as Chair (2018-present) and Member (2013-present) of the Board of Governors, State University System of Florida and is a member of the Council on Foreign Relations (1994-present). He is also a member and has most recently served as Chairman of the Board of Directors of Artis-Naples (2012-present). Previously, Mr. Lautenbach served as a member and then Lead Director of the Board of Directors of Eaton Corporation (diversified industrial, 1997-2016). He was also a Partner and Advisory Partner at Clayton, Dubilier & Rice, LLC (private equity investment, 1998-2010), as well as a Director of Sony Corporation (2006-2007). In addition, Mr. Lautenbach also had a 30-year career with IBM (technology company) during which time he served as Senior Vice President and a member of the Corporate Executive Committee (1968-1998).

Joseph Mauriello (1944)

Year of Election or Appointment: 2008

Trustee

Mr. Mauriello also serves as Trustee of other Fidelity® funds. Prior to his retirement in January 2006, Mr. Mauriello served in numerous senior management positions including Deputy Chairman and Chief Operating Officer (2004-2005), and Vice Chairman of Financial Services (2002-2004) of KPMG LLP US (professional services, 1965-2005). Mr. Mauriello currently serves as a member of the Independent Directors Council (IDC) Governing Council (2015-present). Previously, Mr. Mauriello served as a member of the Board of Directors of XL Group plc. (global insurance and re-insurance, 2006-2018).

Cornelia M. Small (1944)

Year of Election or Appointment: 2005

Trustee

Ms. Small also serves as Trustee of other Fidelity® funds. Ms. Small is a member of the Board of Directors (2009-present) and Chair of the Investment Committee (2010-present) of the Teagle Foundation. Ms. Small also serves on the Investment Committee of the Berkshire Taconic Community Foundation (2008-present). Previously, Ms. Small served as Chairperson (2002-2008) and a member of the Investment Committee and Chairperson (2008-2012) and a member of the Board of Trustees of Smith College. In addition, Ms. Small served as Chief Investment Officer, Director of Global Equity Investments, and a member of the Board of Directors of Scudder, Stevens & Clark and Scudder Kemper Investments.

Garnett A. Smith (1947)

Year of Election or Appointment: 2018

Trustee

Mr. Smith also serves as Trustee of other Fidelity® funds. Prior to Mr. Smith's retirement, he served as Chairman and Chief Executive Officer of Inbrand Corp. (manufacturer of personal absorbent products, 1990-1997). He also served as President (1986-1990) of Inbrand Corp. Prior to his employment with Inbrand Corp., he was employed by a retail fabric chain and North Carolina National Bank. In addition, Mr. Smith served as a Member of the Advisory Board of certain Fidelity® funds (2012-2013) and as a board member of the Jackson Hole Land Trust (2009-2012).

David M. Thomas (1949)

Year of Election or Appointment: 2008

Trustee

Mr. Thomas also serves as Trustee of other Fidelity® funds. Mr. Thomas serves as Non-Executive Chairman of the Board of Directors of Fortune Brands Home and Security (home and security products, 2011-present) and as a member of the Board of Directors (2004-present) and Presiding Director (2013-present) of Interpublic Group of Companies, Inc. (marketing communication). Previously, Mr. Thomas served as Executive Chairman (2005-2006) and Chairman and Chief Executive Officer (2000-2005) of IMS Health, Inc. (pharmaceutical and healthcare information solutions), a Director of Fortune Brands, Inc. (consumer products, 2000-2011), and a member of the Board of Trustees of the University of Florida (2013-2018).

Michael E. Wiley (1950)

Year of Election or Appointment: 2018

Trustee

Mr. Wiley also serves as Trustee or Member of the Advisory Board of other Fidelity® funds. Mr. Wiley serves as a Director of High Point Resources (exploration and production, 2005-present). Previously, Mr. Wiley served as a Director of Andeavor Corporation (independent oil refiner and marketer, 2005-2018), a Director of Andeavor Logistics LP (natural resources logistics, 2015-2018), a Director of Post Oak Bank (privately-held bank, 2004-2018), a Director of Asia Pacific Exploration Consolidated (international oil and gas exploration and production, 2008-2013), a member of the Board of Trustees of the University of Tulsa (2000-2006; 2007-2010), a Senior Energy Advisor of Katzenbach Partners, LLC (consulting, 2006-2007), an Advisory Director of Riverstone Holdings (private investment), a Director of Spinnaker Exploration Company (exploration and production, 2001-2005) and Chairman, President, and CEO of Baker Hughes, Inc. (oilfield services, 2000-2004).

 + The information includes the Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to the Trustee's qualifications to serve as a Trustee, which led to the conclusion that the Trustee should serve as a Trustee for the fund.

Advisory Board Members and Officers:

Correspondence intended for a Member of the Advisory Board (if any) may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.  Correspondence intended for an officer or Peter S. Lynch may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.  Officers appear below in alphabetical order.

Name, Year of Birth; Principal Occupation

Vicki L. Fuller (1957)

Year of Election or Appointment: 2018

Member of the Advisory Board

Ms. Fuller also serves as Member of the Advisory Board of other Fidelity® funds. Ms. Fuller serves as a member of the Board of Directors, Audit Committee, and Nominating and Governance Committee of The Williams Companies, Inc. (natural gas infrastructure, 2018-present). Previously, Ms. Fuller served as the Chief Investment Officer of the New York State Common Retirement Fund (2012-2018) and held a variety of positions at AllianceBernstein L.P. (global asset management, 1985-2012), including Managing Director (2006-2012) and Senior Vice President and Senior Portfolio Manager (2001-2006).

Patricia L. Kampling (1959)

Year of Election or Appointment: 2020

Member of the Advisory Board

Ms. Kampling also serves as Member of the Advisory Board of other Fidelity® funds. Prior to her retirement, Ms. Kampling served as Chairman of the Board and Chief Executive Officer (2012-2019), President and Chief Operating Officer (2011-2012) and Executive Vice President and Chief Financial Officer (2010-2011) of Alliant Energy Corporation. Ms. Kampling currently serves as a member of the Board, Compensation Committee and Executive Committee and as Chair of the Audit Committee of Briggs & Stratton Corporation (manufacturing, 2011-present) and as a member of the Board, Audit, Finance and Risk Committee and Safety, Environmental, Technology and Operations Committee of American Water Works Company, Inc. (utilities company, 2019-present). In addition, Ms. Kampling currently serves as a member of the Board of the Nature Conservancy, Wisconsin Chapter (2019-present). Previously, Ms. Kampling served as a member of the Board of Interstate Power and Light Company (2012-2019) and Wisconsin Power and Light Company (2012-2019) (each a subsidiary of Alliant Energy Corporation) and as a member of the Board and Workforce Development Committee of the Business Roundtable (2018-2019).

Peter S. Lynch (1944)

Year of Election or Appointment: 2003

Member of the Advisory Board

Mr. Lynch also serves as Member of the Advisory Board of other Fidelity® funds. Mr. Lynch is Vice Chairman and a Director of Fidelity Management & Research Company LLC (investment adviser firm). In addition, Mr. Lynch serves as a Trustee of Boston College and as the Chairman of the Inner-City Scholarship Fund. Previously, Mr. Lynch served as Vice Chairman and a Director of FMR Co., Inc. (investment adviser firm) and on the Special Olympics International Board of Directors (1997-2006).

Susan Tomasky (1953)

Year of Election or Appointment: 2020

Member of the Advisory Board

Ms. Tomasky also serves as Member of the Advisory Board of other Fidelity® funds. Prior to her retirement, Ms. Tomasky served in various executive officer positions at American Electric Power Company, Inc. (1998-2011), including most recently as President of AEP Transmission (2007-2011). Ms. Tomasky currently serves as a member of the Board and Sustainability Committee and as Chair of the Audit Committee of Marathon Petroleum Corporation (2018-present) and as a member of the Board, Corporate Governance Committee and Organization and Compensation Committee and as Chair of the Audit Committee of Public Service Enterprise Group, Inc. (utilities company, 2012-present). In addition, Ms. Tomasky currently serves as a member of the Board of the Columbus Regional Airport Authority (2007-present), as a member of the Board of the Royal Shakespeare Company – America (2009-present), as a member of the Board of the Columbus Association for the Performing Arts (2011-present) and as a member of the Board of Kenyon College (2016-present). Previously, Ms. Tomasky served as a member of the Board (2011-2019) and as Lead Independent Director (2015-2018) of Andeavor Corporation (previously Tesoro Corporation) (independent oil refiner and marketer) and as a member of the Board of Summit Midstream Partners LP (energy, 2012-2018).

Elizabeth Paige Baumann (1968)

Year of Election or Appointment: 2017

Anti-Money Laundering (AML) Officer

Ms. Baumann also serves as AML Officer of other funds. She is Chief AML Officer (2012-present) and Senior Vice President (2014-present) of FMR LLC (diversified financial services company) and is an employee of Fidelity Investments. Previously, Ms. Baumann served as AML Officer of the funds (2012-2016), and Vice President (2007-2014) and Deputy Anti-Money Laundering Officer (2007-2012) of FMR LLC.

Craig S. Brown (1977)

Year of Election or Appointment: 2019

Assistant Treasurer

Mr. Brown also serves as Assistant Treasurer of other funds. Mr. Brown is an employee of Fidelity Investments (2013-present).

John J. Burke III (1964)

Year of Election or Appointment: 2018

Chief Financial Officer

Mr. Burke also serves as Chief Financial Officer of other funds. Mr. Burke serves as Head of Investment Operations for Fidelity Fund and Investment Operations (2018-present) and is an employee of Fidelity Investments (1998-present). Previously Mr. Burke served as head of Asset Management Investment Operations (2012-2018).

William C. Coffey (1969)

Year of Election or Appointment: 2019

Assistant Secretary

Mr. Coffey also serves as Assistant Secretary of other funds. He is Senior Vice President and Deputy General Counsel of FMR LLC (diversified financial services company, 2010-present), and is an employee of Fidelity Investments. Previously, Mr. Coffey served as Secretary and CLO of certain funds (2018-2019); CLO, Secretary, and Senior Vice President of Fidelity Management & Research Company and FMR Co., Inc. (investment adviser firms, 2018-2019); Secretary of Fidelity SelectCo, LLC and Fidelity Investments Money Management, Inc. (investment adviser firms, 2018-2019); CLO of Fidelity Management & Research (Hong Kong) Limited, FMR Investment Management (UK) Limited, and Fidelity Management & Research (Japan) Limited (investment adviser firms, 2018-2019); and Assistant Secretary of certain funds (2009-2018).

Timothy M. Cohen (1969)

Year of Election or Appointment: 2018

Vice President

Mr. Cohen also serves as Vice President of other funds. Mr. Cohen serves as Co-Head of Equity (2018-present), a Director of Fidelity Management & Research (Japan) Limited (investment adviser firm, 2016-present), and is an employee of Fidelity Investments. Previously, Mr. Cohen served as Executive Vice President of Fidelity SelectCo, LLC (2019), Head of Global Equity Research (2016-2018), Chief Investment Officer - Equity and a Director of Fidelity Management & Research (U.K.) Inc. (investment adviser firm, 2013-2015) and as a Director of Fidelity Management & Research (Hong Kong) Limited (investment adviser firm, 2017).

Jonathan Davis (1968)

Year of Election or Appointment: 2010

Assistant Treasurer

Mr. Davis also serves as Assistant Treasurer of other funds. Mr. Davis serves as Assistant Treasurer of FMR Capital, Inc. (2017-present) and is an employee of Fidelity Investments. Previously, Mr. Davis served as Vice President and Associate General Counsel of FMR LLC (diversified financial services company, 2003-2010).

Laura M. Del Prato (1964)

Year of Election or Appointment: 2018

Assistant Treasurer

Ms. Del Prato also serves as an officer of other funds. Ms. Del Prato is an employee of Fidelity Investments (2017-present). Prior to joining Fidelity Investments, Ms. Del Prato served as a Managing Director and Treasurer of the JPMorgan Mutual Funds (2014-2017). Prior to JPMorgan, Ms. Del Prato served as a partner at Cohen Fund Audit Services (accounting firm, 2012-2013) and KPMG LLP (accounting firm, 2004-2012).

Colm A. Hogan (1973)

Year of Election or Appointment: 2020

Assistant Treasurer

Mr. Hogan also serves as an officer of other funds. Mr. Hogan serves as Assistant Treasurer of FMR Capital, Inc. (2017-present) and is an employee of Fidelity Investments (2005-present). Previously, Mr. Hogan served as Deputy Treasurer of certain Fidelity® funds (2016-2020) and Assistant Treasurer of certain Fidelity® funds (2016-2018).

Pamela R. Holding (1964)

Year of Election or Appointment: 2018

Vice President

Ms. Holding also serves as Vice President of other funds. Ms. Holding serves as Co-Head of Equity (2018-present) and is an employee of Fidelity Investments (2013-present). Previously, Ms. Holding served as Executive Vice President of Fidelity SelectCo, LLC (2019) and as Chief Investment Officer of Fidelity Institutional Asset Management (2013-2018).

Cynthia Lo Bessette (1969)

Year of Election or Appointment: 2019

Secretary and Chief Legal Officer (CLO)

Ms. Lo Bessette also serves as an officer of other funds. Ms. Lo Bessette serves as CLO, Secretary, and Senior Vice President of Fidelity Management & Research Company LLC (investment adviser firm, 2019-present); and CLO of Fidelity Management & Research (Hong Kong) Limited, FMR Investment Management (UK) Limited, and Fidelity Management & Research (Japan) Limited (investment adviser firms, 2019-present). She is a Senior Vice President and Deputy General Counsel of FMR LLC (diversified financial services company, 2019-present), and is an employee of Fidelity Investments. Previously, Ms. Lo Bessette served as CLO, Secretary, and Senior Vice President of FMR Co., Inc. (investment adviser firm, 2019); Secretary of Fidelity SelectCo, LLC and Fidelity Investments Money Management, Inc. (investment adviser firms, 2019). Prior to joining Fidelity Investments, Ms. Lo Bessette was Executive Vice President, General Counsel (2016-2019) and Senior Vice President, Deputy General Counsel (2015-2016) of OppenheimerFunds (investment management company) and Deputy Chief Legal Officer (2013-2015) of Jennison Associates LLC (investment adviser firm).

Chris Maher (1972)

Year of Election or Appointment: 2020

Deputy Treasurer

Mr. Maher also serves as an officer of other funds. Mr. Maher serves as Assistant Treasurer of FMR Capital, Inc. (2017-present), and is an employee of Fidelity Investments (2008-present). Previously, Mr. Maher served as Assistant Treasurer of certain funds (2013-2020); Vice President of Asset Management Compliance (2013), Vice President of the Program Management Group of FMR (investment adviser firm, 2010-2013), and Vice President of Valuation Oversight (2008-2010).

Kenneth B. Robins (1969)

Year of Election or Appointment: 2016

Chief Compliance Officer

Mr. Robins also serves as an officer of other funds. Mr. Robins serves as Compliance Officer of Fidelity Management & Research Company LLC (investment adviser firm, 2016-present) and is an employee of Fidelity Investments (2004-present). Previously, Mr. Robins served as Compliance Officer of FMR Co., Inc. (investment adviser firm, 2016-2019), as Executive Vice President of Fidelity Investments Money Management, Inc. (investment adviser firm, 2013-2016) and served in other fund officer roles.

Stacie M. Smith (1974)

Year of Election or Appointment: 2016

President and Treasurer

Ms. Smith also serves as an officer of other funds. Ms. Smith serves as Assistant Treasurer of FMR Capital, Inc. (2017-present), is an employee of Fidelity Investments (2009-present), and has served in other fund officer roles. Prior to joining Fidelity Investments, Ms. Smith served as Senior Audit Manager of Ernst & Young LLP (accounting firm, 1996-2009). Previously, Ms. Smith served as Assistant Treasurer (2013-2019) and Deputy Treasurer (2013-2016) of certain Fidelity® funds.

Marc L. Spector (1972)

Year of Election or Appointment: 2016

Assistant Treasurer

Mr. Spector also serves as an officer of other funds. Mr. Spector serves as Assistant Treasurer of FMR Capital, Inc. (2017-present) and is an employee of Fidelity Investments (2016-present). Prior to joining Fidelity Investments, Mr. Spector served as Director at the Siegfried Group (accounting firm, 2013-2016), and prior to Siegfried Group as audit senior manager at Deloitte & Touche (accounting firm, 2005-2013).

Jim Wegmann (1979)

Year of Election or Appointment: 2019

Assistant Treasurer

Mr. Wegmann also serves as Assistant Treasurer of other funds. Mr. Wegmann is an employee of Fidelity Investments (2011-present).

Shareholder Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs and (2) ongoing costs, including other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (July 1, 2019 to December 31, 2019).

Actual Expenses

The first line of the accompanying table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Hypothetical Example for Comparison Purposes

The second line of the accompanying table provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.

	Annualized Expense Ratio-A	Beginning Account Value July 1, 2019	Ending Account Value December 31, 2019	Expenses Paid During Period-B July 1, 2019 to December 31, 2019
Actual	- %-C	$1,000.00	$1,065.20	$--D
Hypothetical-E		$1,000.00	$1,025.21	$--D

 A Annualized expense ratio reflects expenses net of applicable fee waivers.

 B Expenses are equal to the Fund's annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

 C Amount represents less than .005%.

 D Amount represents less than $.005.

 E 5% return per year before expenses

Distributions (Unaudited)

The Board of Trustees of Fidelity Series Opportunistic Insights Fund voted to pay on February 18, 2020, to shareholders of record at the opening of business on February 14, 2020, a distribution of $0.384 per share derived from capital gains realized from sales of portfolio securities and a dividend of $0.008 per share from net investment income.

The fund hereby designates as a capital gain dividend with respect to the taxable year ended December 31, 2019, $657,001,639, or, if subsequently determined to be different, the net capital gain of such year.

The fund designates 80% of the dividends distributed in December, 2019 as qualifying for the dividends–received deduction for corporate shareholders.

The fund designates 89% of the dividends distributed in December, 2019 as amounts which may be taken into account as a dividend for the purposes of the maximum rate under section 1(h)(11) of the Internal Revenue Code.

The fund will notify shareholders in January 2020 of amounts for use in preparing 2019 income tax returns.

Board Approval of Investment Advisory Contracts

Fidelity Series Opportunistic Insights Fund

At its November 2019 meeting, the Board of Trustees, including the Independent Trustees (together, the Board), voted to approve an amended and restated management contract and amended and restated sub-advisory agreements (together, the Amended and Restated Contracts) for the fund, effective January 1, 2020, for a one month period through January 31, 2020, in connection with an upcoming consolidation of certain of Fidelity's advisory businesses.

The Board considered that, on or about January 1, 2020, each of FMR Co., Inc. (FMRC), Fidelity Investments Money Management, Inc. (FIMM), and SelectCo, LLC (SelectCo) will merge with and into Fidelity Management & Research Company (FMR) and that, after the merger, FMR will redomicile as a Delaware limited liability company. The Board also approved the termination of the sub-advisory agreement with FMRC upon the completion of the merger. The Board noted that the Amended and Restated Contracts would be updated to reflect the renamed adviser, Fidelity Management & Research Company LLC and its new form of organization and domicile. The Board also noted that the Amended and Restated Contracts will not change the investment processes, the level or nature of services provided, the resources and personnel allocated, trading and compliance operations, or any fees or expenses paid by the fund.

The Board concluded that the fund's Amended and Restated Contracts are fair and reasonable, and that the fund's Advisory Contracts should be approved through January 31, 2020.

In connection with its consideration of future renewals of the fund's Amended and Restated Contracts, the Board will consider: (i) the nature, extent and quality of services provided to the fund, including shareholder and administrative services and investment performance; (ii) the competitiveness of the management fee and total expenses for the fund; (iii) the costs of the services and profitability, including the revenues earned and the expenses incurred in conducting the business of developing, marketing, distributing, managing, administering, and servicing the fund and its shareholders, to the extent applicable; and (iv) whether there have been economies of scale in respect of the Fidelity funds, whether the Fidelity funds (including the fund) have appropriately benefited from any such economies of scale, and whether there is the potential for realization of any further economies.

Based on its evaluation of all of the conclusions noted above, and after considering all factors it believed relevant, the Board ultimately concluded that the fund's management fee structure is fair and reasonable, and that the continuation of the fund's Amended and Restated Contracts should be approved.

O1T-ANN-0220
1.951052.107

Fidelity® Contrafund® K6

Annual Report

December 31, 2019

See the inside front cover for important information about access to your fund’s shareholder reports.

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of a fund’s shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports from the fund or from your financial intermediary, such as a financial advisor, broker-dealer or bank. Instead, the reports will be made available on a website, and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from a fund electronically, by contacting your financial intermediary. For Fidelity customers, visit Fidelity's web site or call Fidelity using the contact information listed below.

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Contents

Performance
Management's Discussion of Fund Performance
Investment Summary
Schedule of Investments
Financial Statements
Notes to Financial Statements
Report of Independent Registered Public Accounting Firm
Trustees and Officers
Shareholder Expense Example
Distributions
Board Approval of Investment Advisory Contracts

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NOT FDIC INSURED •MAY LOSE VALUE •NO BANK GUARANTEE

Neither the Fund nor Fidelity Distributors Corporation is a bank.

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The hypothetical investment and the average annual total returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund’s total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

For the periods ended December 31, 2019	Past 1 year	Life of fundA
Fidelity® Contrafund® K6	31.00%	15.60%

 A From May 25, 2017

$10,000 Over Life of Fund

Let's say hypothetically that $10,000 was invested in Fidelity® Contrafund® K6 on May 25, 2017, when the fund started.

The chart shows how the value of your investment would have changed, and also shows how the S&P 500® Index performed over the same period.

Period Ending Values
$14,584	Fidelity® Contrafund® K6
$14,083	S&P 500® Index

Management's Discussion of Fund Performance

Market Recap:  U.S. stocks continued to roll in 2019, with the S&P 500® index soaring 31.49% and marking history as the longest and strongest bull market ever, despite persistent, nagging concerns about global economic growth and trade. After a rough end to 2018, equities sharply reversed course to begin the new year amid upbeat company earnings and signs the Federal Reserve may pause on rates. The uptrend continued until May, when the index sunk as trade negotiations between the U.S. and China broke down. The bull market roared back to record a series of highs in July, when the Fed cut interest rates for the first time since 2008. Volatility intensified in August, as the Treasury yield curve inverted, which some investors viewed as a sign the U.S. economy could be heading for recession. But the market proved resilient, hitting a new high on October 30, when the Fed lowered rates for the third time in 2019, and moving even higher through year-end. Gains were robust and broad-based, with information technology (+50%) leading the way with its best calendar-year result in a decade, amid strong growth trends. Communication services (+33%) and financials (+32%) also stood out. In contrast, energy (+12%) was by far the weakest group – struggling amid sluggish oil prices – while several strong gainers nonetheless fell short of the broader market: industrials and real estate (+29% each), consumer discretionary and consumer staples (+28% each), utilities (+26%), materials (+25%), and health care (+21%).

Comments from Portfolio Manager William Danoff:  For the year, the fund gained 31.00%, roughly in line with the benchmark S&P 500® index. Versus the benchmark, a considerable overweighting in the market-leading information technology sector notably contributed, as did underexposure to energy. My picks in health care and communication services also helped. The biggest individual contributor by a wide margin was a large investment in Facebook (+57%), as the social-media platform operator reported better-than-expected revenue and earnings. Facebook was the fund's top holding. It also helped to overweight payments processors MasterCard (+59%) and Visa (+43%). Both have benefited as people everywhere spend more money on credit and debit cards and less with cash and checks. Conversely, security selection was the biggest detractor, especially in the information technology and financials sectors. The fund's modest position in cash hampered relative performance in a strong market. The largest individual relative detractor was an underweighting in Apple (+89%), a maker of personal electronics and a sizable benchmark component the past year.The company had favorable financial results, driven by its wearables, home and accessories segment. Underexposure to Apple allowed us to invest in companies with better growth prospects. In financials, it hurt to overweight Berkshire Hathaway, as shares of the insurance-focused conglomerate gained 11% in 2019, lagging the benchmark. Rising interest rates pressured the stock, but we held steady our sizable position.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Investment Summary (Unaudited)

Top Ten Stocks as of December 31, 2019

% of fund's net assets
Facebook, Inc. Class A	7.6
Amazon.com, Inc.	6.1
Microsoft Corp.	5.7
Berkshire Hathaway, Inc. Class A	5.6
Visa, Inc. Class A	4.0
Salesforce.com, Inc.	3.8
UnitedHealth Group, Inc.	3.2
Adobe, Inc.	2.9
MasterCard, Inc. Class A	2.6
Alphabet, Inc. Class A	2.6
44.1

Top Five Market Sectors as of December 31, 2019

% of fund's net assets
Information Technology	32.1
Communication Services	17.2
Financials	13.7
Health Care	13.5
Consumer Discretionary	11.3

Asset Allocation (% of fund's net assets)

As of December 31, 2019*
Stocks	98.8%
Convertible Securities	0.2%
Short-Term Investments and Net Other Assets (Liabilities)	1.0%

 * Foreign investments - 7.8%

Schedule of Investments December 31, 2019

Showing Percentage of Net Assets

Common Stocks - 98.8%
	Shares	Value
COMMUNICATION SERVICES - 17.2%
Entertainment - 3.9%
Activision Blizzard, Inc.	1,280,209	$76,070,019
Netflix, Inc. (a)	795,812	257,500,889
Spotify Technology SA (a)(b)	39,974	5,978,112
The Walt Disney Co.	847,776	122,613,843
		462,162,863
Interactive Media & Services - 12.6%
Alphabet, Inc.:
Class A (a)	230,058	308,137,385
Class C (a)	206,832	276,538,521
CarGurus, Inc. Class A (a)	90,150	3,171,477
Facebook, Inc. Class A (a)	4,381,382	899,278,650
Pinterest, Inc. Class A	160,516	2,992,018
		1,490,118,051
Media - 0.4%
Charter Communications, Inc. Class A (a)	23,009	11,161,206
Comcast Corp. Class A	65,340	2,938,340
Discovery Communications, Inc. Class A (a)	112,711	3,690,158
Liberty Media Corp. Liberty Formula One Group Series C (a)	609,376	28,009,968
		45,799,672
Wireless Telecommunication Services - 0.3%
T-Mobile U.S., Inc. (a)	550,664	43,183,071

TOTAL COMMUNICATION SERVICES		2,041,263,657

CONSUMER DISCRETIONARY - 11.2%
Automobiles - 0.1%
Tesla, Inc. (a)	18,788	7,859,584
Toyota Motor Corp.	80,700	5,686,244
		13,545,828
Hotels, Restaurants & Leisure - 1.3%
Chipotle Mexican Grill, Inc. (a)	61,703	51,652,198
Churchill Downs, Inc.	8,125	1,114,750
Evolution Gaming Group AB (c)	180,863	5,445,383
Hilton Worldwide Holdings, Inc.	46,822	5,193,028
McDonald's Corp.	386,636	76,403,140
Starbucks Corp.	105,251	9,253,668
		149,062,167
Household Durables - 0.1%
Garmin Ltd.	65,824	6,421,789
Lennar Corp. Class A	18,068	1,008,014
Mohawk Industries, Inc. (a)	52,423	7,149,449
		14,579,252
Internet & Direct Marketing Retail - 6.4%
Alibaba Group Holding Ltd.	1,112,000	29,568,471
Alibaba Group Holding Ltd. sponsored ADR (a)	23,809	5,049,889
Amazon.com, Inc. (a)	391,906	724,179,583
Meituan Dianping Class B (a)	204,700	2,676,864
		761,474,807
Multiline Retail - 0.0%
Dollar General Corp.	19,631	3,062,043
Specialty Retail - 1.6%
AutoZone, Inc. (a)	4,673	5,566,992
Burlington Stores, Inc. (a)	11,392	2,597,718
John David Group PLC	708,654	7,860,532
O'Reilly Automotive, Inc. (a)	50,349	22,065,953
Ross Stores, Inc.	112,196	13,061,858
Sally Beauty Holdings, Inc. (a)	145,084	2,647,783
The Home Depot, Inc.	277,718	60,648,057
TJX Companies, Inc.	1,288,340	78,666,040
		193,114,933
Textiles, Apparel & Luxury Goods - 1.7%
adidas AG	199,285	64,781,308
Allbirds, Inc. (a)(d)(e)	33,995	386,523
Burberry Group PLC	84,957	2,481,376
Deckers Outdoor Corp. (a)	32,013	5,405,715
Hermes International SCA	3,850	2,877,015
lululemon athletica, Inc. (a)	27,964	6,478,420
NIKE, Inc. Class B	767,208	77,725,842
Ralph Lauren Corp.	41,458	4,859,707
VF Corp.	285,908	28,493,591
		193,489,497

TOTAL CONSUMER DISCRETIONARY		1,328,328,527

CONSUMER STAPLES - 4.0%
Beverages - 1.2%
Budweiser Brewing Co. APAC Ltd. (a)(c)	1,076,300	3,632,649
Keurig Dr. Pepper, Inc.	941,423	27,254,196
PepsiCo, Inc.	309,683	42,324,376
The Coca-Cola Co.	1,192,795	66,021,203
		139,232,424
Food & Staples Retailing - 0.9%
Alimentation Couche-Tard, Inc. Class B (sub. vtg.)	192,883	6,121,219
Costco Wholesale Corp.	310,414	91,236,883
Grocery Outlet Holding Corp.	59,676	1,936,486
Walmart, Inc.	63,575	7,555,253
		106,849,841
Food Products - 0.1%
Mondelez International, Inc.	137,574	7,577,576
The Simply Good Foods Co. (a)	141,809	4,047,229
		11,624,805
Household Products - 0.3%
Procter & Gamble Co.	235,429	29,405,082
Personal Products - 1.5%
Estee Lauder Companies, Inc. Class A	764,182	157,834,150
Kao Corp.	42,900	3,538,182
L'Oreal SA	13,940	4,128,035
L'Oreal SA	15,356	4,547,354
Shiseido Co. Ltd.	177,800	12,625,577
		182,673,298

TOTAL CONSUMER STAPLES		469,785,450

ENERGY - 1.1%
Oil, Gas & Consumable Fuels - 1.1%
Birchcliff Energy Ltd.	1,462,816	2,917,634
Canadian Natural Resources Ltd.	100,826	3,261,093
Centennial Resource Development, Inc. Class A (a)	1,938,328	8,955,075
Continental Resources, Inc.	38,259	1,312,284
EOG Resources, Inc.	157,503	13,192,451
Hess Corp.	620,796	41,475,381
Magnolia Oil & Gas Corp. Class A (a)	666,576	8,385,526
Reliance Industries Ltd.	2,543,782	53,975,379
		133,474,823
FINANCIALS - 13.7%
Banks - 5.6%
Bank of America Corp.	6,201,944	218,432,468
Citigroup, Inc.	1,863,212	148,852,007
HDFC Bank Ltd. sponsored ADR	678,162	42,975,126
JPMorgan Chase & Co.	1,489,573	207,646,476
Kotak Mahindra Bank Ltd.	1,304,072	30,782,898
PNC Financial Services Group, Inc.	73,785	11,778,300
U.S. Bancorp	95,904	5,686,148
		666,153,423
Capital Markets - 0.7%
Brookfield Asset Management, Inc.:
(Canada) Class A	200,043	11,558,451
Class A	117,172	6,772,542
Charles Schwab Corp.	184,528	8,776,152
CME Group, Inc.	181,560	36,442,723
Moody's Corp.	34,460	8,181,149
MSCI, Inc.	4,286	1,106,559
S&P Global, Inc.	4,189	1,143,806
XP, Inc. Class A (a)	78,469	3,022,626
		77,004,008
Consumer Finance - 1.1%
American Express Co.	1,080,394	134,498,249
Diversified Financial Services - 5.6%
AXA Equitable Holdings, Inc.	28,938	717,084
Berkshire Hathaway, Inc. Class A (a)	1,932	656,087,880
		656,804,964
Insurance - 0.7%
Admiral Group PLC	330,996	10,123,517
AFLAC, Inc.	39,989	2,115,418
Allstate Corp.	45,770	5,146,837
American International Group, Inc.	620,773	31,864,278
Chubb Ltd.	184,295	28,687,360
Fairfax Financial Holdings Ltd. (sub. vtg.)	13,022	6,114,539
Marsh & McLennan Companies, Inc.	23,027	2,565,438
The Travelers Companies, Inc.	2,518	344,840
		86,962,227

TOTAL FINANCIALS		1,621,422,871

HEALTH CARE - 13.5%
Biotechnology - 1.9%
23andMe, Inc. (a)(d)(e)	6,779	97,075
AbbVie, Inc.	189,051	16,738,576
Acceleron Pharma, Inc. (a)	9,491	503,213
Allogene Therapeutics, Inc. (a)(b)	57,732	1,499,877
Amgen, Inc.	33,731	8,131,532
Argenx SE ADR (a)	11,712	1,880,010
bluebird bio, Inc. (a)	54,374	4,771,319
Bridgebio Pharma, Inc.	15,359	538,333
CSL Ltd.	4,801	929,064
Galapagos Genomics NV sponsored ADR (a)	7,991	1,652,779
Gilead Sciences, Inc.	13,061	848,704
Global Blood Therapeutics, Inc. (a)	16,015	1,273,032
Idorsia Ltd. (a)	135,894	4,204,036
Innovent Biolgics, Inc. (a)(c)	355,500	1,211,263
Morphosys AG (a)	19,516	2,775,791
Neurocrine Biosciences, Inc. (a)	30,033	3,228,247
Regeneron Pharmaceuticals, Inc. (a)	74,635	28,023,950
Turning Point Therapeutics, Inc.	52,692	3,282,185
Vertex Pharmaceuticals, Inc. (a)	645,410	141,312,520
		222,901,506
Health Care Equipment & Supplies - 4.1%
Abbott Laboratories	674,426	58,580,642
Baxter International, Inc.	692,260	57,886,781
Boston Scientific Corp. (a)	1,061,805	48,014,822
Danaher Corp.	537,728	82,530,493
DexCom, Inc. (a)	204,644	44,763,829
Edwards Lifesciences Corp. (a)	343,243	80,075,159
Haemonetics Corp. (a)	9,137	1,049,841
Hoya Corp.	6,000	577,056
Intuitive Surgical, Inc. (a)	81,946	48,442,378
Masimo Corp. (a)	21,793	3,444,602
ResMed, Inc.	31,086	4,817,397
Sonova Holding AG Class B	48,971	11,207,973
Stryker Corp.	189,314	39,744,581
Zimmer Biomet Holdings, Inc.	39,105	5,853,236
		486,988,790
Health Care Providers & Services - 3.2%
Anthem, Inc.	7,968	2,406,575
Cigna Corp.	12,817	2,620,948
Hapvida Participacoes e Investimentos SA (c)	313,800	4,984,667
UnitedHealth Group, Inc.	1,268,990	373,057,680
		383,069,870
Health Care Technology - 0.2%
Veeva Systems, Inc. Class A (a)	195,450	27,491,997
Life Sciences Tools & Services - 1.6%
10X Genomics, Inc. (a)	36,329	2,770,086
Bio-Rad Laboratories, Inc. Class A (a)	19,988	7,396,160
Bruker Corp.	22,780	1,161,097
IQVIA Holdings, Inc. (a)	118,614	18,327,049
Mettler-Toledo International, Inc. (a)	108,497	86,068,500
PRA Health Sciences, Inc. (a)	8,945	994,237
Thermo Fisher Scientific, Inc.	221,067	71,818,036
Wuxi Biologics (Cayman), Inc. (a)(c)	100,000	1,265,993
		189,801,158
Pharmaceuticals - 2.5%
Astellas Pharma, Inc.	69,400	1,184,657
AstraZeneca PLC:
(United Kingdom)	62,995	6,305,292
sponsored ADR	1,633,561	81,449,351
Bristol-Myers Squibb Co.	457,942	29,395,297
Bristol-Myers Squibb Co. rights (a)	98,386	296,142
Eli Lilly & Co.	196,280	25,797,080
Hansoh Pharmaceutical Group Co. Ltd. (c)	1,815,000	6,032,686
Merck & Co., Inc.	583,151	53,037,583
Novartis AG sponsored ADR	320,532	30,351,175
Roche Holding AG (participation certificate)	57,994	18,848,213
Zoetis, Inc. Class A	296,396	39,228,011
		291,925,487

TOTAL HEALTH CARE		1,602,178,808

INDUSTRIALS - 2.9%
Aerospace & Defense - 0.6%
Harris Corp.	135,980	26,906,363
Lockheed Martin Corp.	22,946	8,934,713
Northrop Grumman Corp.	53,123	18,272,718
TransDigm Group, Inc.	38,924	21,797,440
		75,911,234
Airlines - 0.0%
Southwest Airlines Co.	39,502	2,132,318
United Continental Holdings, Inc. (a)	11,624	1,023,958
		3,156,276
Building Products - 0.1%
Allegion PLC	7,499	933,925
Masco Corp.	69,636	3,341,832
Toto Ltd.	222,700	9,403,978
		13,679,735
Commercial Services & Supplies - 0.3%
Cintas Corp.	128,920	34,689,794
Clean TeQ Holdings Ltd. (a)(b)	3,269,289	470,316
Edenred SA	20,846	1,077,954
TulCo LLC (a)(d)(e)(f)	1,552	810,904
		37,048,968
Electrical Equipment - 0.2%
AMETEK, Inc.	115,691	11,539,020
Generac Holdings, Inc. (a)	20,678	2,080,000
Vestas Wind Systems A/S	94,278	9,522,691
		23,141,711
Industrial Conglomerates - 0.4%
General Electric Co.	4,014,891	44,806,184
Machinery - 0.6%
Dover Corp.	6,191	713,575
Fortive Corp.	728,241	55,630,330
IDEX Corp.	5,942	1,022,024
Ingersoll-Rand PLC	65,234	8,670,903
PACCAR, Inc.	14,392	1,138,407
		67,175,239
Professional Services - 0.4%
Clarivate Analytics PLC (a)	767,384	12,892,051
CoStar Group, Inc. (a)	15,083	9,024,159
Experian PLC	259,640	8,801,661
FTI Consulting, Inc. (a)	124,785	13,808,708
		44,526,579
Road & Rail - 0.3%
Canadian Pacific Railway Ltd.	17,964	4,579,433
Keisei Electric Railway Co.	28,700	1,112,107
Lyft, Inc.	28,994	1,247,322
Union Pacific Corp.	184,902	33,428,433
		40,367,295

TOTAL INDUSTRIALS		349,813,221

INFORMATION TECHNOLOGY - 32.1%
Communications Equipment - 0.2%
Motorola Solutions, Inc.	131,229	21,146,241
Electronic Equipment & Components - 2.4%
Amphenol Corp. Class A	1,976,109	213,874,277
CDW Corp.	132,058	18,863,165
Keysight Technologies, Inc. (a)	170,334	17,481,378
Zebra Technologies Corp. Class A (a)	131,137	33,497,635
		283,716,455
IT Services - 9.8%
Accenture PLC Class A	161,824	34,075,280
Adyen BV (a)(c)	17,666	14,485,461
Endava PLC ADR (a)	12,467	580,962
EPAM Systems, Inc. (a)	44,735	9,490,978
Fidelity National Information Services, Inc.	43,590	6,062,933
Fiserv, Inc. (a)	64,431	7,450,157
Global Payments, Inc.	258,294	47,154,153
MasterCard, Inc. Class A	1,044,807	311,968,922
MongoDB, Inc. Class A (a)(b)	167,075	21,988,741
Okta, Inc. (a)	331,911	38,292,572
PayPal Holdings, Inc. (a)	1,523,307	164,776,118
Shopify, Inc. Class A (a)	67,382	26,790,903
StoneCo Ltd. Class A (a)(b)	95,342	3,803,192
Visa, Inc. Class A	2,521,640	473,816,156
		1,160,736,528
Semiconductors & Semiconductor Equipment - 2.8%
Advanced Micro Devices, Inc. (a)	997,249	45,733,839
Analog Devices, Inc.	165,189	19,631,061
ASML Holding NV	27,362	8,097,510
Cirrus Logic, Inc. (a)	42,979	3,541,899
Enphase Energy, Inc. (a)(b)	45,921	1,199,916
KLA-Tencor Corp.	6,358	1,132,805
Lam Research Corp.	102,545	29,984,158
Marvell Technology Group Ltd.	174,547	4,635,968
Microchip Technology, Inc. (b)	41,584	4,354,676
NVIDIA Corp.	362,709	85,345,428
NXP Semiconductors NV	184,417	23,468,907
Qorvo, Inc. (a)	58,870	6,842,460
Qualcomm, Inc.	711,950	62,815,349
SolarEdge Technologies, Inc. (a)	51,718	4,917,865
Synaptics, Inc. (a)(b)	46,263	3,042,718
Taiwan Semiconductor Manufacturing Co. Ltd. sponsored ADR	29,530	1,715,693
Universal Display Corp.	11,628	2,396,182
Xilinx, Inc.	189,624	18,539,538
		327,395,972
Software - 14.6%
Adobe, Inc. (a)	1,038,992	342,669,952
Atlassian Corp. PLC (a)	200,493	24,127,328
Ceridian HCM Holding, Inc. (a)	78,167	5,305,976
Cloudflare, Inc.	83,500	1,353,285
Coupa Software, Inc. (a)	116,133	16,984,451
DocuSign, Inc. (a)	16,179	1,199,026
Dropbox, Inc. Class A (a)	453,300	8,118,603
Fortinet, Inc. (a)	10,784	1,151,300
Intuit, Inc.	216,772	56,779,090
Microsoft Corp.	4,269,841	673,353,926
Netcompany Group A/S (a)(c)	38,189	1,817,200
Paycom Software, Inc. (a)	77,156	20,427,823
RingCentral, Inc. (a)	227,467	38,366,859
Salesforce.com, Inc. (a)	2,780,601	452,236,947
Slack Technologies, Inc. Class A (a)(b)	309,582	6,959,403
Workday, Inc. Class A (a)	495,524	81,488,922
Xero Ltd. (a)	21,182	1,189,157
		1,733,529,248
Technology Hardware, Storage & Peripherals - 2.3%
Apple, Inc.	929,459	272,935,635
Samsung Electronics Co. Ltd.	139,800	6,750,234
		279,685,869

TOTAL INFORMATION TECHNOLOGY		3,806,210,313

MATERIALS - 2.2%
Chemicals - 0.7%
Air Products & Chemicals, Inc.	56,462	13,268,005
FMC Corp.	35,034	3,497,094
Growmax Resources Corp. (a)(c)(e)	206,700	8,755
PPG Industries, Inc.	34,845	4,651,459
Sherwin-Williams Co.	83,783	48,890,732
Westlake Chemical Corp.	85,723	6,013,468
		76,329,513
Construction Materials - 0.0%
Vulcan Materials Co.	446	64,220
Containers & Packaging - 0.0%
Avery Dennison Corp.	9,368	1,225,522
Metals & Mining - 1.5%
Agnico Eagle Mines Ltd. (Canada)	86,960	5,356,021
B2Gold Corp.	3,471,730	13,929,162
Barrick Gold Corp.	111,733	2,077,116
Barrick Gold Corp. (Canada)	2,512,658	46,671,527
Franco-Nevada Corp.	439,422	45,375,300
Ivanhoe Mines Ltd. (a)	3,339,908	10,931,122
Ivanhoe Mines Ltd. (a)(c)	883,372	2,891,172
Kirkland Lake Gold Ltd.	583,462	25,718,967
Lundin Gold, Inc. (a)	187,807	1,204,753
Newcrest Mining Ltd.	635,002	13,479,783
Novagold Resources, Inc. (a)	676,822	6,056,503
Royal Gold, Inc.	16,681	2,039,252
Wheaton Precious Metals Corp.	81,265	2,418,143
		178,148,821

TOTAL MATERIALS		255,768,076

REAL ESTATE - 0.7%
Equity Real Estate Investment Trusts (REITs) - 0.7%
American Tower Corp.	289,347	66,497,728
Equity Commonwealth	34,850	1,144,126
Equity Residential (SBI)	181,174	14,660,600
Prologis, Inc.	36,825	3,282,581
		85,585,035
UTILITIES - 0.2%
Electric Utilities - 0.2%
NextEra Energy, Inc.	74,743	18,099,765
TOTAL COMMON STOCKS
(Cost $9,655,967,590)		11,711,930,546

Preferred Stocks - 0.2%
Convertible Preferred Stocks - 0.2%
CONSUMER DISCRETIONARY - 0.1%
Diversified Consumer Services - 0.1%
ZenPayroll, Inc. Series D (d)(e)	184,203	2,452,184
Textiles, Apparel & Luxury Goods - 0.0%
Allbirds, Inc.:
Series A (a)(d)(e)	13,415	152,529
Series B (a)(d)(e)	2,355	26,776
Series C (a)(d)(e)	22,525	256,109
Series Seed (a)(d)(e)	7,210	81,978
Aurora Innovation, Inc. Series B (d)(e)	119,040	1,099,965
		1,617,357
TOTAL CONSUMER DISCRETIONARY		4,069,541
CONSUMER STAPLES - 0.0%
Food & Staples Retailing - 0.0%
Roofoods Ltd. Series F (a)(d)(e)	1,222	576,271
HEALTH CARE - 0.0%
Biotechnology - 0.0%
23andMe, Inc. Series F (a)(d)(e)	26,649	381,614
Generation Bio Series B (a)(d)(e)	48,000	436,320
Nuvation Bio, Inc. Series A (d)(e)(g)	2,568,600	1,981,367
		2,799,301
Pharmaceuticals - 0.0%
Allovir, Inc. Series B (d)(e)	117,590	958,359
TOTAL HEALTH CARE		3,757,660
INFORMATION TECHNOLOGY - 0.0%
Software - 0.0%
Affirm, Inc. Series F (d)(e)	141,842	1,801,393
Carbon, Inc.:
Series D (a)(d)(e)	9,678	270,930
Series E (d)(e)	8,344	233,585
		2,305,908
MATERIALS - 0.1%
Metals & Mining - 0.1%
High Power Exploration, Inc. Series A (d)(e)	1,052,269	5,545,458

TOTAL CONVERTIBLE PREFERRED STOCKS		16,254,838

Nonconvertible Preferred Stocks - 0.0%
CONSUMER STAPLES - 0.0%
Food & Staples Retailing - 0.0%
Roofoods Ltd. Series G (e)	3,143	1,482,176
ENERGY - 0.0%
Oil, Gas & Consumable Fuels - 0.0%
Petroleo Brasileiro SA - Petrobras sponsored ADR	140,566	2,240,622

TOTAL NONCONVERTIBLE PREFERRED STOCKS		3,722,798

TOTAL PREFERRED STOCKS
(Cost $19,715,980)		19,977,636

Money Market Funds - 1.7%
Fidelity Cash Central Fund 1.58% (h)	180,302,678	180,338,739
Fidelity Securities Lending Cash Central Fund 1.58% (h)(i)	20,594,423	20,596,483
TOTAL MONEY MARKET FUNDS
(Cost $200,934,229)		200,935,222
TOTAL INVESTMENT IN SECURITIES - 100.7%
(Cost $9,876,617,799)		11,932,843,404
NET OTHER ASSETS (LIABILITIES) - (0.7)%		(82,965,036)
NET ASSETS - 100%		$11,849,878,368

Legend

 (a) Non-income producing

 (b) Security or a portion of the security is on loan at period end.

 (c) Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the end of the period, the value of these securities amounted to $41,775,229 or 0.4% of net assets.

 (d) Restricted securities - Investment in securities not registered under the Securities Act of 1933 (excluding 144A issues). At the end of the period, the value of restricted securities (excluding 144A issues) amounted to $17,549,340 or 0.1% of net assets.

 (e) Level 3 security

 (f) Investment is owned by a wholly-owned subsidiary (Subsidiary) that is treated as a corporation for U.S. tax purposes.

 (g) Security or a portion of the security purchased on a delayed delivery or when-issued basis.

 (h) Affiliated fund that is generally available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's website or upon request.

 (i) Investment made with cash collateral received from securities on loan.

Additional information on each restricted holding is as follows:

Security	Acquisition Date	Acquisition Cost
23andMe, Inc.	12/7/18	$113,887
23andMe, Inc. Series F	8/31/17	$370,000
Affirm, Inc. Series F	3/22/19	$1,869,917
Allbirds, Inc.	10/9/18	$372,829
Allbirds, Inc. Series A	10/9/18	$147,124
Allbirds, Inc. Series B	10/9/18	$25,828
Allbirds, Inc. Series C	10/9/18	$247,035
Allbirds, Inc. Series Seed	10/9/18	$79,073
Allovir, Inc. Series B	5/8/19	$958,359
Aurora Innovation, Inc. Series B	3/1/19	$1,099,965
Carbon, Inc. Series D	12/15/17	$225,990
Carbon, Inc. Series E	3/22/19	$233,585
Generation Bio Series B	2/21/18	$438,994
High Power Exploration, Inc. Series A	11/15/19	$5,545,458
Nuvation Bio, Inc. Series A	6/17/19	$1,981,366
Roofoods Ltd. Series F	9/12/17	$432,063
TulCo LLC	8/24/17 - 9/7/18	$651,224
ZenPayroll, Inc. Series D	7/16/19	$2,452,184

Affiliated Central Funds

Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:

Fund	Income earned
Fidelity Cash Central Fund	$3,260,402
Fidelity Securities Lending Cash Central Fund	455,410
Total	$3,715,812

Amounts in the income column in the above table include any capital gain distributions from underlying funds, which are presented in the corresponding line-item in the Statement of Operations, if applicable. Amount for Fidelity Securities Lending Cash Central Fund represents the income earned on investing cash collateral, less rebates paid to borrowers and any lending agent fees associated with the loan, plus any premium payments received for lending certain types of securities.

Investment Valuation

The following is a summary of the inputs used, as of December 31, 2019, involving the Fund's assets and liabilities carried at fair value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used below, please refer to the Investment Valuation section in the accompanying Notes to Financial Statements.

	Valuation Inputs at Reporting Date:
Description	Total	Level 1	Level 2	Level 3
Investments in Securities:
Equities:
Communication Services	$2,041,263,657	$2,041,263,657	$--	$--
Consumer Discretionary	1,332,398,068	1,322,255,760	5,686,244	4,456,064
Consumer Staples	471,843,897	453,621,691	16,163,759	2,058,447
Energy	135,715,445	135,715,445	--	--
Financials	1,621,422,871	1,621,422,871	--	--
Health Care	1,605,936,468	1,575,743,571	26,338,162	3,854,735
Industrials	349,813,221	320,161,880	28,840,437	810,904
Information Technology	3,808,516,221	3,804,857,028	1,353,285	2,305,908
Materials	261,313,534	255,759,321	--	5,554,213
Real Estate	85,585,035	85,585,035	--	--
Utilities	18,099,765	18,099,765	--	--
Money Market Funds	200,935,222	200,935,222	--	--
Total Investments in Securities:	$11,932,843,404	$11,835,421,246	$78,381,887	$19,040,271

See accompanying notes which are an integral part of the financial statements.

Financial Statements

Statement of Assets and Liabilities

		December 31, 2019
Assets
Investment in securities, at value (including securities loaned of $20,351,588) — See accompanying schedule: Unaffiliated issuers (cost $9,675,683,570)	$11,731,908,182
Fidelity Central Funds (cost $200,934,229)	200,935,222
Total Investment in Securities (cost $9,876,617,799)		$11,932,843,404
Foreign currency held at value (cost $62,460)		62,480
Receivable for fund shares sold		4,615,847
Dividends receivable		5,562,578
Distributions receivable from Fidelity Central Funds		252,544
Other receivables		36,242
Total assets		11,943,373,095
Liabilities
Payable for investments purchased
Regular delivery	$53,608,945
Delayed delivery	990,683
Payable for fund shares redeemed	12,157,333
Accrued management fee	4,129,532
Other payables and accrued expenses	2,013,059
Collateral on securities loaned	20,595,175
Total liabilities		93,494,727
Net Assets		$11,849,878,368
Net Assets consist of:
Paid in capital		$10,143,178,022
Total accumulated earnings (loss)		1,706,700,346
Net Assets		$11,849,878,368
Net Asset Value, offering price and redemption price per share ($11,849,878,368 ÷ 819,207,839 shares)		$14.47

See accompanying notes which are an integral part of the financial statements.

Statement of Operations

		Year ended December 31, 2019
Investment Income
Dividends		$68,059,456
Interest		4,037
Income from Fidelity Central Funds (including $455,410 from security lending)		3,715,812
Total income		71,779,305
Expenses
Management fee	$38,383,147
Independent trustees' fees and expenses	43,749
Interest	964
Commitment fees	18,972
Total expenses before reductions	38,446,832
Expense reductions	(170,698)
Total expenses after reductions		38,276,134
Net investment income (loss)		33,503,171
Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers	(83,356,010)
Fidelity Central Funds	7,697
Foreign currency transactions	(57,669)
Total net realized gain (loss)		(83,405,982)
Change in net unrealized appreciation (depreciation) on:
Investment securities:
Unaffiliated issuers (net of increase in deferred foreign taxes of $1,891,797)	2,179,282,603
Fidelity Central Funds	(7,076)
Assets and liabilities in foreign currencies	5,992
Total change in net unrealized appreciation (depreciation)		2,179,281,519
Net gain (loss)		2,095,875,537
Net increase (decrease) in net assets resulting from operations		$2,129,378,708

See accompanying notes which are an integral part of the financial statements.

Statement of Changes in Net Assets

	Year ended December 31, 2019	Year ended December 31, 2018
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$33,503,171	$15,932,488
Net realized gain (loss)	(83,405,982)	(166,051,981)
Change in net unrealized appreciation (depreciation)	2,179,281,519	(231,639,929)
Net increase (decrease) in net assets resulting from operations	2,129,378,708	(381,759,422)
Distributions to shareholders	(33,955,303)	(16,756,255)
Share transactions
Proceeds from sales of shares	6,458,763,019	4,821,074,389
Reinvestment of distributions	33,955,303	16,756,255
Cost of shares redeemed	(2,016,350,128)	(896,982,428)
Net increase (decrease) in net assets resulting from share transactions	4,476,368,194	3,940,848,216
Total increase (decrease) in net assets	6,571,791,599	3,542,332,539
Net Assets
Beginning of period	5,278,086,769	1,735,754,230
End of period	$11,849,878,368	$5,278,086,769
Other Information
Shares
Sold	492,901,979	395,688,596
Issued in reinvestment of distributions	2,403,065	1,459,604
Redeemed	(152,457,426)	(73,613,786)
Net increase (decrease)	342,847,618	323,534,414

See accompanying notes which are an integral part of the financial statements.

Financial Highlights

Fidelity Contrafund K6

Years ended December 31,	2019	2018	2017 A
Selected Per–Share Data
Net asset value, beginning of period	$11.08	$11.36	$10.00
Income from Investment Operations
Net investment income (loss)B	.05	.05	.02
Net realized and unrealized gain (loss)	3.38	(.29)	1.36
Total from investment operations	3.43	(.24)	1.38
Distributions from net investment income	(.04)	(.04)	(.02)
Total distributions	(.04)	(.04)	(.02)
Net asset value, end of period	$14.47	$11.08	$11.36
Total ReturnC,D	31.00%	(2.15)%	13.77%
Ratios to Average Net AssetsE,F
Expenses before reductions	.45%	.45%	.45%G
Expenses net of fee waivers, if any	.45%	.45%	.45%G
Expenses net of all reductions	.45%	.45%	.45%G
Net investment income (loss)	.39%	.39%	.38%G
Supplemental Data
Net assets, end of period (000 omitted)	$11,849,878	$5,278,087	$1,735,754
Portfolio turnover rateH	39%I	54%I	48%G,I

 A For the period May 25, 2017 (commencement of operations) to December 31, 2017.

 B Calculated based on average shares outstanding during the period.

 C Total returns for periods of less than one year are not annualized.

 D Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 E Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

 F Expense ratios reflect operating expenses of the Fund. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the Fund during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the Fund.

 G Annualized

 H Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

 I Portfolio turnover rate excludes securities received or delivered in-kind.

See accompanying notes which are an integral part of the financial statements.

Notes to Financial Statements

For the period ended December 31, 2019

1. Organization.

Fidelity Contrafund K6 (the Fund) is a fund of Fidelity Contrafund (the Trust) and is authorized to issue an unlimited number of shares. Share transactions on the Statement of Changes in Net Assets may contain exchanges between affiliated funds. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. Shares generally are available only to employer-sponsored retirement plans that are recordkept by Fidelity, or to certain employer-sponsored retirement plans that are not recordkept by Fidelity.

2. Investments in Fidelity Central Funds.

The Fund invests in Fidelity Central Funds, which are open-end investment companies generally available only to other investment companies and accounts managed by the investment adviser and its affiliates. The Fund's Schedule of Investments lists each of the Fidelity Central Funds held as of period end, if any, as an investment of the Fund, but does not include the underlying holdings of each Fidelity Central Fund. As an Investing Fund, the Fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds.

The Money Market Central Funds seek preservation of capital and current income and are managed by Fidelity Investments Money Management, Inc. (FIMM), an affiliate of the investment adviser. Annualized expenses of the Money Market Central Funds as of their most recent shareholder report date ranged from less than .005% to .01%.

A complete unaudited list of holdings for each Fidelity Central Fund is available upon request or at the Securities and Exchange Commission (the SEC) website at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC website or upon request.

3. Significant Accounting Policies.

The Fund is an investment company and applies the accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946 Financial Services – Investments Companies. The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (GAAP), which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. Subsequent events, if any, through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. The following summarizes the significant accounting policies of the Fund:

Investment Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. The Board of Trustees (the Board) has delegated the day to day responsibility for the valuation of the Fund's investments to the Fair Value Committee (the Committee) established by the Fund's investment adviser. In accordance with valuation policies and procedures approved by the Board, the Fund attempts to obtain prices from one or more third party pricing vendors or brokers to value its investments. When current market prices, quotations or currency exchange rates are not readily available or reliable, investments will be fair valued in good faith by the Committee, in accordance with procedures adopted by the Board. Factors used in determining fair value vary by investment type and may include market or investment specific events. The frequency with which these procedures are used cannot be predicted and they may be utilized to a significant extent. The Committee oversees the Fund's valuation policies and procedures and reports to the Board on the Committee's activities and fair value determinations. The Board monitors the appropriateness of the procedures used in valuing the Fund's investments and ratifies the fair value determinations of the Committee.

The Fund categorizes the inputs to valuation techniques used to value its investments into a disclosure hierarchy consisting of three levels as shown below:

  Level 1 – quoted prices in active markets for identical investments
  Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)
  Level 3 – unobservable inputs (including the Fund's own assumptions based on the best information available)

Valuation techniques used to value the Fund's investments by major category are as follows:

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by a third party pricing vendor on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price or may be valued using the last available price and are generally categorized as Level 2 in the hierarchy. For foreign equity securities, when market or security specific events arise, comparisons to the valuation of American Depositary Receipts (ADRs), futures contracts, Exchange-Traded Funds (ETFs) and certain indexes as well as quoted prices for similar securities may be used and would be categorized as Level 2 in the hierarchy. For equity securities, including restricted securities, where observable inputs are limited, assumptions about market activity and risk are used and these securities may be categorized as Level 3 in the hierarchy.

Investments in open-end mutual funds, including the Fidelity Central Funds, are valued at their closing net asset value (NAV) each business day and are categorized as Level 1 in the hierarchy.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The aggregate value of investments by input level as of December 31, 2019 is included at the end of the Fund's Schedule of Investments.

Foreign Currency. The Fund may use foreign currency contracts to facilitate transactions in foreign-denominated securities. Gains and losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Foreign-denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rates at period end. Purchases and sales of investment securities, income and dividends received and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Investment Transactions and Income. For financial reporting purposes, the Fund's investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time and includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Income and capital gain distributions from Fidelity Central Funds, if any, are recorded on the ex-dividend date. Certain distributions received by the Fund represent a return of capital or capital gain. The Fund determines the components of these distributions subsequent to the ex-dividend date, based upon receipt of tax filings or other correspondence relating to the underlying investment. These distributions are recorded as a reduction of cost of investments and/or as a realized gain. Interest income is accrued as earned and includes coupon interest and amortization of premium and accretion of discount on debt securities as applicable. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain.

Expenses. Expenses directly attributable to a fund are charged to that fund. Expenses attributable to more than one fund are allocated among the respective funds on the basis of relative net assets or other appropriate methods. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Income Tax Information and Distributions to Shareholders. Each year, the Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code, including distributing substantially all of its taxable income and realized gains. As a result, no provision for U.S. Federal income taxes is required. As of December 31, 2019, the Fund did not have any unrecognized tax benefits in the financial statements; nor is the Fund aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. The Fund files a U.S. federal tax return, in addition to state and local tax returns as required. The Fund's federal income tax returns are subject to examination by the Internal Revenue Service (IRS) for a period of three fiscal years after they are filed. State and local tax returns may be subject to examination for an additional fiscal year depending on the jurisdiction. Foreign taxes are provided for based on the Fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests. The Fund is subject to a tax imposed on capital gains by certain countries in which it invests. An estimated deferred tax liability for net unrealized appreciation on the applicable securities is included in Other payables and accrued expenses on the Statement of Assets & Liabilities.

Distributions are declared and recorded on the ex-dividend date. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Capital accounts are not adjusted for temporary book-tax differences which will reverse in a subsequent period.

Book-tax differences are primarily due to foreign currency transactions, certain foreign taxes, passive foreign investment companies (PFIC), market discount, redemptions in kind, partnerships, capital loss carryforwards and losses deferred due to wash sales.

As of period end, the cost and unrealized appreciation (depreciation) in securities, and derivatives if applicable, for federal income tax purposes were as follows:

Gross unrealized appreciation	$2,071,767,848
Gross unrealized depreciation	(75,428,921)
Net unrealized appreciation (depreciation)	$1,996,338,927
Tax Cost	$9,936,504,477

The tax-based components of distributable earnings as of period end were as follows:

Undistributed ordinary income	$2,098,110
Capital loss carryforward	$(289,728,340)
Net unrealized appreciation (depreciation) on securities and other investments	$1,996,343,639

Capital loss carryforwards are only available to offset future capital gains of the Fund to the extent provided by regulations and may be limited. The capital loss carryforward information presented below, including any applicable limitation, is estimated as of fiscal period end and is subject to adjustment.

No expiration
Short-term	$(267,209,635)
Long-term	(22,518,705)
Total capital loss carryforward	$(289,728,340)

The tax character of distributions paid was as follows:

	December 31, 2019	December 31, 2018
Ordinary Income	$33,955,303	$ 16,756,255

Delayed Delivery Transactions and When-Issued Securities. During the period, the Fund transacted in securities on a delayed delivery or when-issued basis. Payment and delivery may take place after the customary settlement period for that security. The price of the underlying securities and the date when the securities will be delivered and paid for are fixed at the time the transaction is negotiated. The securities purchased on a delayed delivery or when-issued basis are identified as such in the Fund's Schedule of Investments. Losses may arise due to changes in the value of the underlying securities or if the counterparty does not perform under the contract's terms, or if the issuer does not issue the securities due to political, economic, or other factors.

Restricted Securities. The Fund may invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. Information regarding restricted securities is included at the end of the Fund's Schedule of Investments.

Consolidated Subsidiary. The Fund invests in certain investments through a wholly-owned subsidiary ("Subsidiary"), which may be subject to federal and state taxes upon disposition.

As of period end, the Fund held an investment of $810,904 in this Subsidiary, representing .01% of the Fund's net assets. The financial statements have been consolidated and include accounts of the Fund and the Subsidiary. Accordingly, all inter-company transactions and balances have been eliminated.

4. Purchases and Sales of Investments.

Purchases and sales of securities, other than short-term securities and in-kind transactions, aggregated $5,046,198,721 and $3,158,403,703, respectively.

Unaffiliated Redemptions In-Kind. During the period, 21,758,678 shares of the Fund were redeemed in-kind for investments and cash with a value of $289,664,260. The net realized gain of $87,998,269 on investments delivered through in-kind redemptions is included in the accompanying Statement of Operations. The amount of the in-kind redemptions is included in share transactions in the accompanying Statement of Changes in Net Assets. The Fund recognized no gain or loss for federal income tax purposes.

Unaffiliated Exchanges In-Kind. During the period, the Fund received investments and cash valued at $3,118,494,832 in exchange for 234,737,161 shares of the Fund. The amount of in-kind exchanges is included in share transactions in the accompanying Statement of Changes in Net Assets

Prior Fiscal Year Unaffiliated Exchanges In-Kind. During the prior period, the Fund received investments, including accrued interest, and cash valued at $3,041,775,876 in exchange for 249,933,175 shares of the Fund. The amount of in-kind exchanges is included in share transactions in the accompanying Statement of Changes in Net Assets.

5. Fees and Other Transactions with Affiliates.

Management Fee. Fidelity Management & Research Company (the investment adviser) and its affiliates provide the Fund with investment management related services for which the Fund pays a monthly management fee that is based on an annual rate of .45% of average net assets. Under the management contract, the investment adviser or an affiliate pays all other expenses of the Fund, excluding fees and expenses of the independent Trustees, and certain miscellaneous expenses such as proxy and shareholder meeting expenses.

Brokerage Commissions. A portion of portfolio transactions were placed with brokerage firms which are affiliates of the investment adviser. Brokerage commissions are included in net realized gain (loss) and change in net unrealized appreciation (depreciation) in the Statement of Operations. The commissions paid to these affiliated firms were as follows:

Amount
Fidelity Contrafund K6	$77,776

Interfund Lending Program. Pursuant to an Exemptive Order issued by the SEC, the fund, along with other registered investment companies having management contracts with Fidelity Management & Research Company (FMR) or other affiliated entities of FMR, may participate in an interfund lending program. This program provides an alternative credit facility allowing the fund to borrow from, or lend money to, other participating affiliated funds. At period end, there were no interfund loans outstanding. Activity in this program during the period for which loans were outstanding was as follows:

	Borrower or Lender	Average Loan Balance	Weighted Average Interest Rate	Interest Expense
Fidelity Contrafund K6	Borrower	$12,950,000	2.68%	$964

Interfund Trades. The Fund may purchase from or sell securities to other Fidelity Funds under procedures adopted by the Board. The procedures have been designed to ensure these interfund trades are executed in accordance with Rule 17a-7 of the 1940 Act. Interfund trades are included within the respective purchases and sales amounts shown in the Purchases and Sales of Investments note.

6. Committed Line of Credit.

The Fund participates with other funds managed by the investment adviser or an affiliate in a $4.25 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The Fund has agreed to pay commitment fees on its pro-rata portion of the line of credit, which amounted to $18,972 and is reflected in Commitment fees on the Statement of Operations. During the period, the Fund did not borrow on this line of credit.

7. Security Lending.

The Fund lends portfolio securities from time to time in order to earn additional income. For equity securities, lending agents are used, including National Financial Services (NFS), an affiliate of the Fund. Pursuant to a securities lending agreement, NFS will receive a fee, which is capped at 9.9% of daily lending revenue, for its services as lending agent. The Fund may lend securities to certain qualified borrowers, including NFS. On the settlement date of the loan, the Fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of the Fund and any additional required collateral is delivered to the Fund on the next business day. The Fund or borrower may terminate the loan at any time, and if the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, the Fund may apply collateral received from the borrower against the obligation. The Fund may experience delays and costs in recovering the securities loaned. Any cash collateral received is invested in the Fidelity Securities Lending Cash Central Fund. The value of loaned securities and cash collateral at period end are disclosed on the Fund's Statement of Assets and Liabilities. At period end, there were no security loans outstanding with NFS, as affiliated borrower. Total fees paid by the Fund to NFS, as lending agent, amounted to $11,264. Security lending income represents the income earned on investing cash collateral, less rebates paid to borrowers and any lending agent fees associated with the loan, plus any premium payments received for lending certain types of securities. Security lending income is presented in the Statement of Operations as a component of income from Fidelity Central Funds, and includes $6,790 from securities loaned to NFS, as affiliated borrower.

8. Expense Reductions.

Commissions paid to certain brokers with whom the investment adviser, or its affiliates, places trades on behalf of the Fund include an amount in addition to trade execution, which may be rebated back to the Fund to offset certain expenses. This amount totaled $166,684 for the period. In addition, through arrangements with the Fund's custodian, credits realized as a result of certain uninvested cash balances were used to reduce the Fund's expenses by $4,014.

9. Other.

The Fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

Effective January 1, 2020, following any required regulatory notices and approvals:

Investment advisers Fidelity Investments Money Management, Inc., FMR Co., Inc., and Fidelity SelectCo, LLC, merged with and into Fidelity Management & Research Company. In connection with the merger transactions, the resulting, merged investment adviser was then redomiciled from Massachusetts to Delaware, changed its corporate structure from a corporation to a limited liability company, and changed its name to "Fidelity Management & Research Company LLC".

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Fidelity Contrafund and Shareholders of Fidelity Contrafund K6:

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Fidelity Contrafund K6 (one of the funds constituting Fidelity Contrafund, referred to hereafter as the “Fund”) as of December 31, 2019, the related statement of operations for the year ended December 31, 2019, the statement of changes in net assets for each of the two years in the period ended December 31, 2019, including the related notes, and the financial highlights for each of the two years in the period ended December 31, 2019 and for the period May 25, 2017 (commencement of operations) through December 31, 2017 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of December 31, 2019, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended December 31, 2019 and the financial highlights for each of the two years in the period ended December 31, 2019 and for the period May 25, 2017 (commencement of operations) through December 31, 2017 in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of December 31, 2019 by correspondence with the custodian, issuers of privately offered securities and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Boston, Massachusetts

February 11, 2020

We have served as the auditor of one or more investment companies in the Fidelity group of funds since 1932.

Trustees and Officers

The Trustees, Members of the Advisory Board (if any), and officers of the trust and fund, as applicable, are listed below. The Board of Trustees governs the fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee the fund's activities, review contractual arrangements with companies that provide services to the fund, oversee management of the risks associated with such activities and contractual arrangements, and review the fund's performance.  Except for Michael E. Wiley, each of the Trustees oversees 302 funds. Mr. Wiley oversees 199 funds.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust.  Each Trustee who is not an interested person (as defined in the Investment Company Act of 1940 (1940 Act)) of the trust and the fund is referred to herein as an Independent Trustee.  Each Independent Trustee shall retire not later than the last day of the calendar year in which his or her 75th birthday occurs.  The Independent Trustees may waive this mandatory retirement age policy with respect to individual Trustees.  Officers and Advisory Board Members hold office without limit in time, except that any officer or Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

The fund’s Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-800-835-5092.

Experience, Skills, Attributes, and Qualifications of the Trustees. The Governance and Nominating Committee has adopted a statement of policy that describes the experience, qualifications, attributes, and skills that are necessary and desirable for potential Independent Trustee candidates (Statement of Policy). The Board believes that each Trustee satisfied at the time he or she was initially elected or appointed a Trustee, and continues to satisfy, the standards contemplated by the Statement of Policy. The Governance and Nominating Committee also engages professional search firms to help identify potential Independent Trustee candidates who have the experience, qualifications, attributes, and skills consistent with the Statement of Policy. From time to time, additional criteria based on the composition and skills of the current Independent Trustees, as well as experience or skills that may be appropriate in light of future changes to board composition, business conditions, and regulatory or other developments, have also been considered by the professional search firms and the Governance and Nominating Committee. In addition, the Board takes into account the Trustees' commitment and participation in Board and committee meetings, as well as their leadership of standing and ad hoc committees throughout their tenure.

In determining that a particular Trustee was and continues to be qualified to serve as a Trustee, the Board has considered a variety of criteria, none of which, in isolation, was controlling. The Board believes that, collectively, the Trustees have balanced and diverse experience, qualifications, attributes, and skills, which allow the Board to operate effectively in governing the fund and protecting the interests of shareholders. Information about the specific experience, skills, attributes, and qualifications of each Trustee, which in each case led to the Board's conclusion that the Trustee should serve (or continue to serve) as a trustee of the fund, is provided below.

Board Structure and Oversight Function. James C. Curvey is an interested person and currently serves as Chairman. The Trustees have determined that an interested Chairman is appropriate and benefits shareholders because an interested Chairman has a personal and professional stake in the quality and continuity of services provided to the fund. Independent Trustees exercise their informed business judgment to appoint an individual of their choosing to serve as Chairman, regardless of whether the Trustee happens to be independent or a member of management. The Independent Trustees have determined that they can act independently and effectively without having an Independent Trustee serve as Chairman and that a key structural component for assuring that they are in a position to do so is for the Independent Trustees to constitute a substantial majority for the Board. The Independent Trustees also regularly meet in executive session. Ned C. Lautenbach serves as Chairman of the Independent Trustees and as such (i) acts as a liaison between the Independent Trustees and management with respect to matters important to the Independent Trustees and (ii) with management prepares agendas for Board meetings.

Fidelity® funds are overseen by different Boards of Trustees. The fund's Board oversees Fidelity's high income and certain equity funds, and other Boards oversee Fidelity's investment-grade bond, money market, asset allocation, and other equity funds. The asset allocation funds may invest in Fidelity® funds overseen by the fund's Board. The use of separate Boards, each with its own committee structure, allows the Trustees of each group of Fidelity® funds to focus on the unique issues of the funds they oversee, including common research, investment, and operational issues. On occasion, the separate Boards establish joint committees to address issues of overlapping consequences for the Fidelity® funds overseen by each Board.

The Trustees operate using a system of committees to facilitate the timely and efficient consideration of all matters of importance to the Trustees, the fund, and fund shareholders and to facilitate compliance with legal and regulatory requirements and oversight of the fund's activities and associated risks.  The Board, acting through its committees, has charged FMR and its affiliates with (i) identifying events or circumstances the occurrence of which could have demonstrably adverse effects on the fund's business and/or reputation; (ii) implementing processes and controls to lessen the possibility that such events or circumstances occur or to mitigate the effects of such events or circumstances if they do occur; and (iii) creating and maintaining a system designed to evaluate continuously business and market conditions in order to facilitate the identification and implementation processes described in (i) and (ii) above.  Because the day-to-day operations and activities of the fund are carried out by or through FMR, its affiliates, and other service providers, the fund's exposure to risks is mitigated but not eliminated by the processes overseen by the Trustees.  While each of the Board's committees has responsibility for overseeing different aspects of the fund's activities, oversight is exercised primarily through the Operations, Audit, and Compliance Committees.  Appropriate personnel, including but not limited to the fund's Chief Compliance Officer (CCO), FMR's internal auditor, the independent accountants, the fund's Treasurer and portfolio management personnel, make periodic reports to the Board's committees, as appropriate, including an annual review of Fidelity's risk management program for the Fidelity® funds.  The responsibilities of each standing committee, including their oversight responsibilities, are described further under "Standing Committees of the Trustees."

Interested Trustees*:

Correspondence intended for a Trustee who is an interested person may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+

James C. Curvey (1935)

Year of Election or Appointment: 2007

Trustee

Chairman of the Board of Trustees

Mr. Curvey also serves as Trustee of other Fidelity® funds. Mr. Curvey is Vice Chairman (2007-present) and Director of FMR LLC (diversified financial services company). In addition, Mr. Curvey is an Overseer Emeritus for the Boston Symphony Orchestra, a Director of Artis-Naples, and a Trustee of Brewster Academy in Wolfeboro, New Hampshire. Previously, Mr. Curvey served as a Director of Fidelity Research & Analysis Co. (investment adviser firm, 2009-2018), Director of Fidelity Investments Money Management, Inc. (investment adviser firm, 2009-2014) and a Director of FMR and FMR Co., Inc. (investment adviser firms, 2007-2014).

 * Determined to be an “Interested Trustee” by virtue of, among other things, his or her affiliation with the trust or various entities under common control with FMR.

 + The information includes the Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to the Trustee's qualifications to serve as a Trustee, which led to the conclusion that the Trustee should serve as a Trustee for the fund.

Independent Trustees:

Correspondence intended for an Independent Trustee may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+

Dennis J. Dirks (1948)

Year of Election or Appointment: 2005

Trustee

Mr. Dirks also serves as Trustee of other Fidelity® funds. Prior to his retirement in May 2003, Mr. Dirks was Chief Operating Officer and a member of the Board of The Depository Trust & Clearing Corporation (DTCC). He also served as President, Chief Operating Officer, and Board member of The Depository Trust Company (DTC) and President and Board member of the National Securities Clearing Corporation (NSCC). In addition, Mr. Dirks served as Chief Executive Officer and Board member of the Government Securities Clearing Corporation, Chief Executive Officer and Board member of the Mortgage-Backed Securities Clearing Corporation, as a Trustee and a member of the Finance Committee of Manhattan College (2005-2008), as a Trustee and a member of the Finance Committee of AHRC of Nassau County (2006-2008), as a member of the Independent Directors Council (IDC) Governing Council (2010-2015), and as a member of the Board of Directors for The Brookville Center for Children’s Services, Inc. (2009-2017). Mr. Dirks is a member of the Finance Committee (2016-present) and Board of Directors (2017-present) and is Treasurer (2018-present) of the Asolo Repertory Theatre.

Donald F. Donahue (1950)

Year of Election or Appointment: 2018

Trustee

Mr. Donahue also serves as a Trustee of other Fidelity® funds. Mr. Donahue is President and Chief Executive Officer of Miranda Partners, LLC (risk consulting for the financial services industry, 2012-present). Previously, Mr. Donahue served as a Member of the Advisory Board of certain Fidelity® funds (2015-2018) and Chief Executive Officer (2006-2012), Chief Operating Officer (2003-2006), and Managing Director, Customer Marketing and Development (1999-2003) of The Depository Trust & Clearing Corporation (financial markets infrastructure). Mr. Donahue serves as a Member (2007-present) and Co-Chairman (2016-present) of the Board of Directors of United Way of New York, Member of the Board of Directors of NYC Leadership Academy (2012-present) and Member of the Board of Advisors of Ripple Labs, Inc. (financial services, 2015-present). He also served as Chairman (2010-2012) and Member of the Board of Directors (2012-2013) of Omgeo, LLC (financial services), Treasurer of United Way of New York (2012-2016), and Member of the Board of Directors of XBRL US (financial services non-profit, 2009-2012) and the International Securities Services Association (2009-2012).

Alan J. Lacy (1953)

Year of Election or Appointment: 2008

Trustee

Mr. Lacy also serves as Trustee of other Fidelity® funds. Mr. Lacy serves as a Director of Bristol-Myers Squibb Company (global pharmaceuticals, 2008-present). He is a Trustee of the California Chapter of The Nature Conservancy (2015-present) and a Director of the Center for Advanced Study in the Behavioral Sciences at Stanford University (2015-present). In addition, Mr. Lacy served as Senior Adviser (2007-2014) of Oak Hill Capital Partners, L.P. (private equity) and also served as Chief Executive Officer (2005) and Vice Chairman (2005-2006) of Sears Holdings Corporation (retail) and Chief Executive Officer and Chairman of the Board of Sears, Roebuck and Co. (retail, 2000-2005). Previously, Mr. Lacy served as Chairman (2014-2017) and a member (2010-2017) of the Board of Directors of Dave & Buster’s Entertainment, Inc. (restaurant and entertainment complexes), as Chairman (2008-2011) and a member (2006-2015) of the Board of Trustees of the National Parks Conservation Association, and as a member of the Board of Directors for The Hillman Companies, Inc. (hardware wholesalers, 2010-2014), Earth Fare, Inc. (retail grocery, 2010-2014), and The Western Union Company (global money transfer, 2006-2011).

Ned C. Lautenbach (1944)

Year of Election or Appointment: 2000

Trustee

Chairman of the Independent Trustees

Mr. Lautenbach also serves as Trustee of other Fidelity® funds. Mr. Lautenbach currently serves as Chair (2018-present) and Member (2013-present) of the Board of Governors, State University System of Florida and is a member of the Council on Foreign Relations (1994-present). He is also a member and has most recently served as Chairman of the Board of Directors of Artis-Naples (2012-present). Previously, Mr. Lautenbach served as a member and then Lead Director of the Board of Directors of Eaton Corporation (diversified industrial, 1997-2016). He was also a Partner and Advisory Partner at Clayton, Dubilier & Rice, LLC (private equity investment, 1998-2010), as well as a Director of Sony Corporation (2006-2007). In addition, Mr. Lautenbach also had a 30-year career with IBM (technology company) during which time he served as Senior Vice President and a member of the Corporate Executive Committee (1968-1998).

Joseph Mauriello (1944)

Year of Election or Appointment: 2008

Trustee

Mr. Mauriello also serves as Trustee of other Fidelity® funds. Prior to his retirement in January 2006, Mr. Mauriello served in numerous senior management positions including Deputy Chairman and Chief Operating Officer (2004-2005), and Vice Chairman of Financial Services (2002-2004) of KPMG LLP US (professional services, 1965-2005). Mr. Mauriello currently serves as a member of the Independent Directors Council (IDC) Governing Council (2015-present). Previously, Mr. Mauriello served as a member of the Board of Directors of XL Group plc. (global insurance and re-insurance, 2006-2018).

Cornelia M. Small (1944)

Year of Election or Appointment: 2005

Trustee

Ms. Small also serves as Trustee of other Fidelity® funds. Ms. Small is a member of the Board of Directors (2009-present) and Chair of the Investment Committee (2010-present) of the Teagle Foundation. Ms. Small also serves on the Investment Committee of the Berkshire Taconic Community Foundation (2008-present). Previously, Ms. Small served as Chairperson (2002-2008) and a member of the Investment Committee and Chairperson (2008-2012) and a member of the Board of Trustees of Smith College. In addition, Ms. Small served as Chief Investment Officer, Director of Global Equity Investments, and a member of the Board of Directors of Scudder, Stevens & Clark and Scudder Kemper Investments.

Garnett A. Smith (1947)

Year of Election or Appointment: 2018

Trustee

Mr. Smith also serves as Trustee of other Fidelity® funds. Prior to Mr. Smith's retirement, he served as Chairman and Chief Executive Officer of Inbrand Corp. (manufacturer of personal absorbent products, 1990-1997). He also served as President (1986-1990) of Inbrand Corp. Prior to his employment with Inbrand Corp., he was employed by a retail fabric chain and North Carolina National Bank. In addition, Mr. Smith served as a Member of the Advisory Board of certain Fidelity® funds (2012-2013) and as a board member of the Jackson Hole Land Trust (2009-2012).

David M. Thomas (1949)

Year of Election or Appointment: 2008

Trustee

Mr. Thomas also serves as Trustee of other Fidelity® funds. Mr. Thomas serves as Non-Executive Chairman of the Board of Directors of Fortune Brands Home and Security (home and security products, 2011-present) and as a member of the Board of Directors (2004-present) and Presiding Director (2013-present) of Interpublic Group of Companies, Inc. (marketing communication). Previously, Mr. Thomas served as Executive Chairman (2005-2006) and Chairman and Chief Executive Officer (2000-2005) of IMS Health, Inc. (pharmaceutical and healthcare information solutions), a Director of Fortune Brands, Inc. (consumer products, 2000-2011), and a member of the Board of Trustees of the University of Florida (2013-2018).

Michael E. Wiley (1950)

Year of Election or Appointment: 2018

Trustee

Mr. Wiley also serves as Trustee or Member of the Advisory Board of other Fidelity® funds. Mr. Wiley serves as a Director of High Point Resources (exploration and production, 2005-present). Previously, Mr. Wiley served as a Director of Andeavor Corporation (independent oil refiner and marketer, 2005-2018), a Director of Andeavor Logistics LP (natural resources logistics, 2015-2018), a Director of Post Oak Bank (privately-held bank, 2004-2018), a Director of Asia Pacific Exploration Consolidated (international oil and gas exploration and production, 2008-2013), a member of the Board of Trustees of the University of Tulsa (2000-2006; 2007-2010), a Senior Energy Advisor of Katzenbach Partners, LLC (consulting, 2006-2007), an Advisory Director of Riverstone Holdings (private investment), a Director of Spinnaker Exploration Company (exploration and production, 2001-2005) and Chairman, President, and CEO of Baker Hughes, Inc. (oilfield services, 2000-2004).

 + The information includes the Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to the Trustee's qualifications to serve as a Trustee, which led to the conclusion that the Trustee should serve as a Trustee for the fund.

Advisory Board Members and Officers:

Correspondence intended for a Member of the Advisory Board (if any) may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.  Correspondence intended for an officer or Peter S. Lynch may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.  Officers appear below in alphabetical order.

Name, Year of Birth; Principal Occupation

Vicki L. Fuller (1957)

Year of Election or Appointment: 2018

Member of the Advisory Board

Ms. Fuller also serves as Member of the Advisory Board of other Fidelity® funds. Ms. Fuller serves as a member of the Board of Directors, Audit Committee, and Nominating and Governance Committee of The Williams Companies, Inc. (natural gas infrastructure, 2018-present). Previously, Ms. Fuller served as the Chief Investment Officer of the New York State Common Retirement Fund (2012-2018) and held a variety of positions at AllianceBernstein L.P. (global asset management, 1985-2012), including Managing Director (2006-2012) and Senior Vice President and Senior Portfolio Manager (2001-2006).

Patricia L. Kampling (1959)

Year of Election or Appointment: 2020

Member of the Advisory Board

Ms. Kampling also serves as Member of the Advisory Board of other Fidelity® funds. Prior to her retirement, Ms. Kampling served as Chairman of the Board and Chief Executive Officer (2012-2019), President and Chief Operating Officer (2011-2012) and Executive Vice President and Chief Financial Officer (2010-2011) of Alliant Energy Corporation. Ms. Kampling currently serves as a member of the Board, Compensation Committee and Executive Committee and as Chair of the Audit Committee of Briggs & Stratton Corporation (manufacturing, 2011-present) and as a member of the Board, Audit, Finance and Risk Committee and Safety, Environmental, Technology and Operations Committee of American Water Works Company, Inc. (utilities company, 2019-present). In addition, Ms. Kampling currently serves as a member of the Board of the Nature Conservancy, Wisconsin Chapter (2019-present). Previously, Ms. Kampling served as a member of the Board of Interstate Power and Light Company (2012-2019) and Wisconsin Power and Light Company (2012-2019) (each a subsidiary of Alliant Energy Corporation) and as a member of the Board and Workforce Development Committee of the Business Roundtable (2018-2019).

Peter S. Lynch (1944)

Year of Election or Appointment: 2003

Member of the Advisory Board

Mr. Lynch also serves as Member of the Advisory Board of other Fidelity® funds. Mr. Lynch is Vice Chairman and a Director of Fidelity Management & Research Company LLC (investment adviser firm). In addition, Mr. Lynch serves as a Trustee of Boston College and as the Chairman of the Inner-City Scholarship Fund. Previously, Mr. Lynch served as Vice Chairman and a Director of FMR Co., Inc. (investment adviser firm) and on the Special Olympics International Board of Directors (1997-2006).

Susan Tomasky (1953)

Year of Election or Appointment: 2020

Member of the Advisory Board

Ms. Tomasky also serves as Member of the Advisory Board of other Fidelity® funds. Prior to her retirement, Ms. Tomasky served in various executive officer positions at American Electric Power Company, Inc. (1998-2011), including most recently as President of AEP Transmission (2007-2011). Ms. Tomasky currently serves as a member of the Board and Sustainability Committee and as Chair of the Audit Committee of Marathon Petroleum Corporation (2018-present) and as a member of the Board, Corporate Governance Committee and Organization and Compensation Committee and as Chair of the Audit Committee of Public Service Enterprise Group, Inc. (utilities company, 2012-present). In addition, Ms. Tomasky currently serves as a member of the Board of the Columbus Regional Airport Authority (2007-present), as a member of the Board of the Royal Shakespeare Company – America (2009-present), as a member of the Board of the Columbus Association for the Performing Arts (2011-present) and as a member of the Board of Kenyon College (2016-present). Previously, Ms. Tomasky served as a member of the Board (2011-2019) and as Lead Independent Director (2015-2018) of Andeavor Corporation (previously Tesoro Corporation) (independent oil refiner and marketer) and as a member of the Board of Summit Midstream Partners LP (energy, 2012-2018).

Elizabeth Paige Baumann (1968)

Year of Election or Appointment: 2017

Anti-Money Laundering (AML) Officer

Ms. Baumann also serves as AML Officer of other funds. She is Chief AML Officer (2012-present) and Senior Vice President (2014-present) of FMR LLC (diversified financial services company) and is an employee of Fidelity Investments. Previously, Ms. Baumann served as AML Officer of the funds (2012-2016), and Vice President (2007-2014) and Deputy Anti-Money Laundering Officer (2007-2012) of FMR LLC.

Craig S. Brown (1977)

Year of Election or Appointment: 2019

Assistant Treasurer

Mr. Brown also serves as Assistant Treasurer of other funds. Mr. Brown is an employee of Fidelity Investments (2013-present).

John J. Burke III (1964)

Year of Election or Appointment: 2018

Chief Financial Officer

Mr. Burke also serves as Chief Financial Officer of other funds. Mr. Burke serves as Head of Investment Operations for Fidelity Fund and Investment Operations (2018-present) and is an employee of Fidelity Investments (1998-present). Previously Mr. Burke served as head of Asset Management Investment Operations (2012-2018).

William C. Coffey (1969)

Year of Election or Appointment: 2019

Assistant Secretary

Mr. Coffey also serves as Assistant Secretary of other funds. He is Senior Vice President and Deputy General Counsel of FMR LLC (diversified financial services company, 2010-present), and is an employee of Fidelity Investments. Previously, Mr. Coffey served as Secretary and CLO of certain funds (2018-2019); CLO, Secretary, and Senior Vice President of Fidelity Management & Research Company and FMR Co., Inc. (investment adviser firms, 2018-2019); Secretary of Fidelity SelectCo, LLC and Fidelity Investments Money Management, Inc. (investment adviser firms, 2018-2019); CLO of Fidelity Management & Research (Hong Kong) Limited, FMR Investment Management (UK) Limited, and Fidelity Management & Research (Japan) Limited (investment adviser firms, 2018-2019); and Assistant Secretary of certain funds (2009-2018).

Timothy M. Cohen (1969)

Year of Election or Appointment: 2018

Vice President

Mr. Cohen also serves as Vice President of other funds. Mr. Cohen serves as Co-Head of Equity (2018-present), a Director of Fidelity Management & Research (Japan) Limited (investment adviser firm, 2016-present), and is an employee of Fidelity Investments. Previously, Mr. Cohen served as Executive Vice President of Fidelity SelectCo, LLC (2019), Head of Global Equity Research (2016-2018), Chief Investment Officer - Equity and a Director of Fidelity Management & Research (U.K.) Inc. (investment adviser firm, 2013-2015) and as a Director of Fidelity Management & Research (Hong Kong) Limited (investment adviser firm, 2017).

Jonathan Davis (1968)

Year of Election or Appointment: 2010

Assistant Treasurer

Mr. Davis also serves as Assistant Treasurer of other funds. Mr. Davis serves as Assistant Treasurer of FMR Capital, Inc. (2017-present) and is an employee of Fidelity Investments. Previously, Mr. Davis served as Vice President and Associate General Counsel of FMR LLC (diversified financial services company, 2003-2010).

Laura M. Del Prato (1964)

Year of Election or Appointment: 2018

Assistant Treasurer

Ms. Del Prato also serves as an officer of other funds. Ms. Del Prato is an employee of Fidelity Investments (2017-present). Prior to joining Fidelity Investments, Ms. Del Prato served as a Managing Director and Treasurer of the JPMorgan Mutual Funds (2014-2017). Prior to JPMorgan, Ms. Del Prato served as a partner at Cohen Fund Audit Services (accounting firm, 2012-2013) and KPMG LLP (accounting firm, 2004-2012).

Colm A. Hogan (1973)

Year of Election or Appointment: 2020

Assistant Treasurer

Mr. Hogan also serves as an officer of other funds. Mr. Hogan serves as Assistant Treasurer of FMR Capital, Inc. (2017-present) and is an employee of Fidelity Investments (2005-present). Previously, Mr. Hogan served as Deputy Treasurer of certain Fidelity® funds (2016-2020) and Assistant Treasurer of certain Fidelity® funds (2016-2018).

Pamela R. Holding (1964)

Year of Election or Appointment: 2018

Vice President

Ms. Holding also serves as Vice President of other funds. Ms. Holding serves as Co-Head of Equity (2018-present) and is an employee of Fidelity Investments (2013-present). Previously, Ms. Holding served as Executive Vice President of Fidelity SelectCo, LLC (2019) and as Chief Investment Officer of Fidelity Institutional Asset Management (2013-2018).

Cynthia Lo Bessette (1969)

Year of Election or Appointment: 2019

Secretary and Chief Legal Officer (CLO)

Ms. Lo Bessette also serves as an officer of other funds. Ms. Lo Bessette serves as CLO, Secretary, and Senior Vice President of Fidelity Management & Research Company LLC (investment adviser firm, 2019-present); and CLO of Fidelity Management & Research (Hong Kong) Limited, FMR Investment Management (UK) Limited, and Fidelity Management & Research (Japan) Limited (investment adviser firms, 2019-present). She is a Senior Vice President and Deputy General Counsel of FMR LLC (diversified financial services company, 2019-present), and is an employee of Fidelity Investments. Previously, Ms. Lo Bessette served as CLO, Secretary, and Senior Vice President of FMR Co., Inc. (investment adviser firm, 2019); Secretary of Fidelity SelectCo, LLC and Fidelity Investments Money Management, Inc. (investment adviser firms, 2019). Prior to joining Fidelity Investments, Ms. Lo Bessette was Executive Vice President, General Counsel (2016-2019) and Senior Vice President, Deputy General Counsel (2015-2016) of OppenheimerFunds (investment management company) and Deputy Chief Legal Officer (2013-2015) of Jennison Associates LLC (investment adviser firm).

Chris Maher (1972)

Year of Election or Appointment: 2020

Deputy Treasurer

Mr. Maher also serves as an officer of other funds. Mr. Maher serves as Assistant Treasurer of FMR Capital, Inc. (2017-present), and is an employee of Fidelity Investments (2008-present). Previously, Mr. Maher served as Assistant Treasurer of certain funds (2013-2020); Vice President of Asset Management Compliance (2013), Vice President of the Program Management Group of FMR (investment adviser firm, 2010-2013), and Vice President of Valuation Oversight (2008-2010).

Kenneth B. Robins (1969)

Year of Election or Appointment: 2016

Chief Compliance Officer

Mr. Robins also serves as an officer of other funds. Mr. Robins serves as Compliance Officer of Fidelity Management & Research Company LLC (investment adviser firm, 2016-present) and is an employee of Fidelity Investments (2004-present). Previously, Mr. Robins served as Compliance Officer of FMR Co., Inc. (investment adviser firm, 2016-2019), as Executive Vice President of Fidelity Investments Money Management, Inc. (investment adviser firm, 2013-2016) and served in other fund officer roles.

Stacie M. Smith (1974)

Year of Election or Appointment: 2016

President and Treasurer

Ms. Smith also serves as an officer of other funds. Ms. Smith serves as Assistant Treasurer of FMR Capital, Inc. (2017-present), is an employee of Fidelity Investments (2009-present), and has served in other fund officer roles. Prior to joining Fidelity Investments, Ms. Smith served as Senior Audit Manager of Ernst & Young LLP (accounting firm, 1996-2009). Previously, Ms. Smith served as Assistant Treasurer (2013-2019) and Deputy Treasurer (2013-2016) of certain Fidelity® funds.

Marc L. Spector (1972)

Year of Election or Appointment: 2016

Assistant Treasurer

Mr. Spector also serves as an officer of other funds. Mr. Spector serves as Assistant Treasurer of FMR Capital, Inc. (2017-present) and is an employee of Fidelity Investments (2016-present). Prior to joining Fidelity Investments, Mr. Spector served as Director at the Siegfried Group (accounting firm, 2013-2016), and prior to Siegfried Group as audit senior manager at Deloitte & Touche (accounting firm, 2005-2013).

Jim Wegmann (1979)

Year of Election or Appointment: 2019

Assistant Treasurer

Mr. Wegmann also serves as Assistant Treasurer of other funds. Mr. Wegmann is an employee of Fidelity Investments (2011-present).

Shareholder Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs and (2) ongoing costs, including management fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (July 1, 2019 to December 31, 2019).

Actual Expenses

The first line of the accompanying table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Hypothetical Example for Comparison Purposes

The second line of the accompanying table provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.

	Annualized Expense Ratio-A	Beginning Account Value July 1, 2019	Ending Account Value December 31, 2019	Expenses Paid During Period-B July 1, 2019 to December 31, 2019
Actual	.45%	$1,000.00	$1,081.60	$2.36
Hypothetical-C		$1,000.00	$1,022.94	$2.29

 A Annualized expense ratio reflects expenses net of applicable fee waivers.

 B Expenses are equal to the Fund's annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

 C 5% return per year before expenses

Distributions (Unaudited)

The fund designates 100% of the dividend distributed during the fiscal year as qualifying for the dividends–received deduction for corporate shareholders.

The fund designates 100% of the dividend distributed during the fiscal year as amounts which may be taken into account as a dividend for the purposes of the maximum rate under section 1(h)(11) of the Internal Revenue Code.

The fund will notify shareholders in January 2020 of amounts for use in preparing 2019 income tax returns.

Board Approval of Investment Advisory Contracts

Fidelity Contrafund K6

At its November 2019 meeting, the Board of Trustees, including the Independent Trustees (together, the Board), voted to approve an amended and restated management contract and amended and restated sub-advisory agreements (together, the Amended and Restated Contracts) for the fund, effective January 1, 2020, for a one month period through January 31, 2020, in connection with an upcoming consolidation of certain of Fidelity's advisory businesses.

The Board considered that, on or about January 1, 2020, each of FMR Co., Inc. (FMRC), Fidelity Investments Money Management, Inc. (FIMM), and SelectCo, LLC (SelectCo) will merge with and into Fidelity Management & Research Company (FMR) and that, after the merger, FMR will redomicile as a Delaware limited liability company. The Board also approved the termination of the sub-advisory agreement with FMRC upon the completion of the merger. The Board noted that the Amended and Restated Contracts would be updated to reflect the renamed adviser, Fidelity Management & Research Company LLC and its new form of organization and domicile. The Board also noted that the Amended and Restated Contracts will not change the investment processes, the level or nature of services provided, the resources and personnel allocated, trading and compliance operations, or any fees or expenses paid by the fund.

The Board concluded that the fund's Amended and Restated Contracts are fair and reasonable, and that the fund's Advisory Contracts should be approved through January 31, 2020.

In connection with its consideration of future renewals of the fund's Amended and Restated Contracts, the Board will consider: (i) the nature, extent and quality of services provided to the fund, including shareholder and administrative services and investment performance; (ii) the competitiveness of the management fee and total expenses for the fund; (iii) the costs of the services and profitability, including the revenues earned and the expenses incurred in conducting the business of developing, marketing, distributing, managing, administering, and servicing the fund and its shareholders, to the extent applicable; and (iv) whether there have been economies of scale in respect of the Fidelity funds, whether the Fidelity funds (including the fund) have appropriately benefited from any such economies of scale, and whether there is the potential for realization of any further economies.

Based on its evaluation of all of the conclusions noted above, and after considering all factors it believed relevant, the Board ultimately concluded that the fund's management fee structure is fair and reasonable, and that the continuation of the fund's Amended and Restated Contracts should be approved.

CONK6-ANN-0220
1.9883979.102

Fidelity Flex℠ Funds

Fidelity Flex℠ Opportunistic Insights Fund

Annual Report

December 31, 2019

See the inside front cover for important information about access to your fund’s shareholder reports.

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of a fund’s shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports from the fund or from your financial intermediary, such as a financial advisor, broker-dealer or bank. Instead, the reports will be made available on a website, and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from a fund electronically, by contacting your financial intermediary. For Fidelity customers, visit Fidelity's web site or call Fidelity using the contact information listed below.

You may elect to receive all future reports in paper free of charge. If you wish to continue receiving paper copies of your shareholder reports, you may contact your financial intermediary or, if you are a Fidelity customer, visit Fidelity’s website, or call Fidelity at the applicable toll-free number listed below. Your election to receive reports in paper will apply to all funds held with the fund complex/your financial intermediary.

Account Type	Website	Phone Number
Brokerage, Mutual Fund, or Annuity Contracts:	fidelity.com/mailpreferences	1-800-343-3548
Employer Provided Retirement Accounts:	netbenefits.fidelity.com/preferences (choose 'no' under Required Disclosures to continue to print)	1-800-343-0860
Advisor Sold Accounts Serviced Through Your Financial Intermediary:	Contact Your Financial Intermediary	Your Financial Intermediary's phone number
Advisor Sold Accounts Serviced by Fidelity:	institutional.fidelity.com	1-877-208-0098

Contents

Performance
Management's Discussion of Fund Performance
Investment Summary
Schedule of Investments
Financial Statements
Notes to Financial Statements
Report of Independent Registered Public Accounting Firm
Trustees and Officers
Shareholder Expense Example
Distributions
Board Approval of Investment Advisory Contracts

To view a fund's proxy voting guidelines and proxy voting record for the 12-month period ended June 30, visit http://www.fidelity.com/proxyvotingresults or visit the Securities and Exchange Commission's (SEC) web site at http://www.sec.gov.

You may also call 1-800-544-3455 (for managed account clients) or 1-800-835-5092 (for retirement plan participants) to request a free copy of the proxy voting guidelines.

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third-party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR LLC or an affiliated company. © 2020 FMR LLC. All rights reserved.

This report and the financial statements contained herein are submitted for the general information of the shareholders of the Fund. This report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective prospectus.

A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-PORT. Forms N-PORT are available on the SEC’s web site at http://www.sec.gov. A fund's Forms N-PORT may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330.

For a complete list of a fund's portfolio holdings, view the most recent holdings listing, semiannual report, or annual report on Fidelity's web site at http://www.fidelity.com, http://www.institutional.fidelity.com, or http://www.401k.com, as applicable.

NOT FDIC INSURED •MAY LOSE VALUE •NO BANK GUARANTEE

Neither the Fund nor Fidelity Distributors Corporation is a bank.

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The hypothetical investment and the average annual total returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund’s total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

For the periods ended December 31, 2019	Past 1 year	Life of fundA
Fidelity Flex℠ Opportunistic Insights Fund	30.56%	17.32%

 A From March 8, 2017

$10,000 Over Life of Fund

Let's say hypothetically that $10,000 was invested in Fidelity Flex℠ Opportunistic Insights Fund on March 8, 2017, when the fund started.

The chart shows how the value of your investment would have changed, and also shows how the Russell 3000® Index performed over the same period.

Period Ending Values
$15,681	Fidelity Flex℠ Opportunistic Insights Fund
$14,258	Russell 3000® Index

Management's Discussion of Fund Performance

Market Recap:  U.S. stocks continued to roll in 2019, with the S&P 500® index soaring 31.49% and marking history as the longest and strongest bull market ever, despite persistent, nagging concerns about global economic growth and trade. After a rough end to 2018, equities sharply reversed course to begin the new year amid upbeat company earnings and signs the Federal Reserve may pause on rates. The uptrend continued until May, when the index sunk as trade negotiations between the U.S. and China broke down. The bull market roared back to record a series of highs in July, when the Fed cut interest rates for the first time since 2008. Volatility intensified in August, as the Treasury yield curve inverted, which some investors viewed as a sign the U.S. economy could be heading for recession. But the market proved resilient, hitting a new high on October 30, when the Fed lowered rates for the third time in 2019, and moving even higher through year-end. Gains were robust and broad-based, with information technology (+50%) leading the way with its best calendar-year result in a decade, amid strong growth trends. Communication services (+33%) and financials (+32%) also stood out. In contrast, energy (+12%) was by far the weakest group – struggling amid sluggish oil prices – while several strong gainers nonetheless fell short of the broader market: industrials and real estate (+29% each), consumer discretionary and consumer staples (+28% each), utilities (+26%), materials (+25%), and health care (+21%).

Comments from Portfolio Manager William Danoff:  For the year, the fund gained 30.56%, roughly in line with the 31.02% advance of the benchmark Russell 3000® Index. Versus the benchmark, security selection was the biggest detractor, especially in the information technology sector. The fund's position in cash hampered relative performance in a strong market. Our picks in financials, consumer discretionary and industrials hurt to a lesser extent. The largest individual relative detractor by a wide margin was largely avoiding Apple, a maker of personal electronics and a sizable benchmark component the past year. The company had favorable financial results, driven by its wearables, home and accessories segment. Underexposure to Apple, which rose 89%, allowed us to invest in companies with better growth prospects. Apple was not held at year-end. In financials, it hurt to overweight Berkshire Hathaway, as shares of the insurance-focused conglomerate gained 11% in 2019, lagging the benchmark. Rising interest rates pressured the stock, but we held steady our sizable position. Conversely, a considerable overweighting in the market-leading information technology sector notably contributed, as did underexposure to energy. My picks in health care and communication services also helped. The biggest individual contributor by far was a large investment in Facebook (+55%), as the social-media platform operator reported better-than-expected revenue, earnings and average revenue per user. Facebook was the fund's top holding.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Investment Summary (Unaudited)

Top Ten Stocks as of December 31, 2019

% of fund's net assets
Facebook, Inc. Class A	8.3
Amazon.com, Inc.	6.2
Microsoft Corp.	6.1
Salesforce.com, Inc.	5.6
Berkshire Hathaway, Inc. Class A	4.8
Adobe, Inc.	3.7
MasterCard, Inc. Class A	3.4
Bank of America Corp.	3.0
Visa, Inc. Class A	2.5
Netflix, Inc.	2.1
45.7

Top Five Market Sectors as of December 31, 2019

% of fund's net assets
Information Technology	33.6
Communication Services	16.6
Financials	14.3
Health Care	11.8
Consumer Discretionary	11.1

Asset Allocation (% of fund's net assets)

As of December 31, 2019 *
Stocks	99.1%
Short-Term Investments and Net Other Assets (Liabilities)	0.9%

 * Foreign investments - 8.3%

Schedule of Investments December 31, 2019

Showing Percentage of Net Assets

Common Stocks - 99.1%
	Shares	Value
COMMUNICATION SERVICES - 16.6%
Entertainment - 3.2%
Activision Blizzard, Inc.	473	$28,106
Netflix, Inc. (a)	1,846	597,310
Sea Ltd. ADR (a)	100	4,022
Spotify Technology SA (a)	92	13,759
The Walt Disney Co.	1,884	272,483
		915,680
Interactive Media & Services - 12.3%
Alphabet, Inc.:
Class A (a)	404	541,114
Class C (a)	427	570,908
CarGurus, Inc. Class A (a)	424	14,916
Facebook, Inc. Class A (a)	11,461	2,352,363
		3,479,301
Media - 0.6%
Charter Communications, Inc. Class A (a)	79	38,321
Comcast Corp. Class A	21	944
Discovery Communications, Inc. Class A (a)	300	9,822
Liberty Media Corp. Liberty Formula One Group Series C (a)	2,443	112,293
		161,380
Wireless Telecommunication Services - 0.5%
T-Mobile U.S., Inc. (a)	1,617	126,805

TOTAL COMMUNICATION SERVICES		4,683,166

CONSUMER DISCRETIONARY - 11.1%
Automobiles - 0.1%
Toyota Motor Corp.	200	14,092
Hotels, Restaurants & Leisure - 1.5%
Chipotle Mexican Grill, Inc. (a)	170	142,309
Evolution Gaming Group AB (b)	400	12,043
Hilton Worldwide Holdings, Inc.	155	17,191
McDonald's Corp.	1,140	225,275
Starbucks Corp.	309	27,167
		423,985
Household Durables - 0.1%
Mohawk Industries, Inc. (a)	172	23,457
Internet & Direct Marketing Retail - 6.5%
Alibaba Group Holding Ltd.	2,800	74,453
Alibaba Group Holding Ltd. sponsored ADR (a)	52	11,029
Amazon.com, Inc. (a)	942	1,740,665
Meituan Dianping Class B (a)	500	6,539
		1,832,686
Multiline Retail - 0.0%
Dollar General Corp.	58	9,047
Specialty Retail - 1.4%
AutoZone, Inc. (a)	10	11,913
Burlington Stores, Inc. (a)	34	7,753
John David Group PLC	1,700	18,857
O'Reilly Automotive, Inc. (a)	125	54,783
Ross Stores, Inc.	328	38,186
Sally Beauty Holdings, Inc. (a)	400	7,300
The Home Depot, Inc.	747	163,130
TJX Companies, Inc.	1,535	93,727
		395,649
Textiles, Apparel & Luxury Goods - 1.5%
adidas AG	592	192,441
Burberry Group PLC	300	8,762
Deckers Outdoor Corp. (a)	98	16,548
Hermes International SCA	9	6,725
lululemon athletica, Inc. (a)	100	23,167
NIKE, Inc. Class B	1,168	118,330
Ralph Lauren Corp.	96	11,253
VF Corp.	511	50,926
		428,152

TOTAL CONSUMER DISCRETIONARY		3,127,068

CONSUMER STAPLES - 4.1%
Beverages - 1.1%
Budweiser Brewing Co. APAC Ltd. (a)(b)	2,900	9,788
Keurig Dr. Pepper, Inc.	2,498	72,317
PepsiCo, Inc.	823	112,479
The Coca-Cola Co.	2,391	132,342
		326,926
Food & Staples Retailing - 1.1%
Alimentation Couche-Tard, Inc. Class B (sub. vtg.)	622	19,739
Costco Wholesale Corp.	939	275,991
Grocery Outlet Holding Corp.	128	4,154
Walmart, Inc.	13	1,545
		301,429
Food Products - 0.1%
Mondelez International, Inc.	222	12,228
The Simply Good Foods Co. (a)	394	11,245
		23,473
Household Products - 0.0%
Procter & Gamble Co.	54	6,745
Personal Products - 1.8%
Estee Lauder Companies, Inc. Class A	2,175	449,225
Kao Corp.	100	8,248
L'Oreal SA	14	4,146
Shiseido Co. Ltd.	522	37,067
		498,686

TOTAL CONSUMER STAPLES		1,157,259

ENERGY - 1.1%
Oil, Gas & Consumable Fuels - 1.1%
Birchcliff Energy Ltd.	5,087	10,146
Canadian Natural Resources Ltd.	255	8,248
Centennial Resource Development, Inc. Class A (a)	5,614	25,937
Continental Resources, Inc.	214	7,340
Hess Corp.	1,460	97,543
Magnolia Oil & Gas Corp. Class A (a)	1,966	24,732
Reliance Industries Ltd.	6,213	131,831
Tamarack Valley Energy Ltd. (a)	3,734	5,751
		311,528
FINANCIALS - 14.3%
Banks - 6.9%
Bank of America Corp.	23,836	839,504
Citigroup, Inc.	3,266	260,921
HDFC Bank Ltd. sponsored ADR	2,370	150,187
JPMorgan Chase & Co.	4,160	579,904
Kotak Mahindra Bank Ltd.	3,830	90,408
PNC Financial Services Group, Inc.	89	14,207
U.S. Bancorp	200	11,858
		1,946,989
Capital Markets - 0.8%
Brookfield Asset Management, Inc.:
(Canada) Class A	636	36,748
Class A	505	29,189
Charles Schwab Corp.	600	28,536
CME Group, Inc.	468	93,937
Moody's Corp.	62	14,719
XP, Inc. Class A (a)	200	7,704
		210,833
Consumer Finance - 1.1%
American Express Co.	2,575	320,562
Diversified Financial Services - 4.8%
AXA Equitable Holdings, Inc.	100	2,478
Berkshire Hathaway, Inc. Class A (a)	4	1,358,360
		1,360,838
Insurance - 0.7%
Admiral Group PLC	854	26,120
AFLAC, Inc.	75	3,968
Allstate Corp.	134	15,068
American International Group, Inc.	1,678	86,132
Chubb Ltd.	280	43,585
Fairfax Financial Holdings Ltd. (sub. vtg.)	48	22,539
Marsh & McLennan Companies, Inc.	99	11,030
		208,442

TOTAL FINANCIALS		4,047,664

HEALTH CARE - 11.8%
Biotechnology - 2.0%
23andMe, Inc. (a)(c)(d)	35	501
AbbVie, Inc.	300	26,562
Acceleron Pharma, Inc. (a)	100	5,302
Amgen, Inc.	71	17,116
Argenx SE ADR (a)	100	16,052
bluebird bio, Inc. (a)	137	12,022
Idorsia Ltd. (a)	630	19,490
Innovent Biolgics, Inc. (a)(b)	1,000	3,407
Neurocrine Biosciences, Inc. (a)	180	19,348
Regeneron Pharmaceuticals, Inc. (a)	206	77,349
Turning Point Therapeutics, Inc.	100	6,229
Vertex Pharmaceuticals, Inc. (a)	1,635	357,983
		561,361
Health Care Equipment & Supplies - 4.1%
Abbott Laboratories	1,735	150,702
Baxter International, Inc.	1,837	153,610
Danaher Corp.	1,701	261,069
DexCom, Inc. (a)	551	120,526
Edwards Lifesciences Corp. (a)	940	219,293
Hoya Corp.	17	1,635
Intuitive Surgical, Inc. (a)	172	101,678
Masimo Corp. (a)	44	6,955
ResMed, Inc.	149	23,091
Sonova Holding AG Class B	87	19,912
Stryker Corp.	517	108,539
		1,167,010
Health Care Providers & Services - 1.6%
Cigna Corp.	39	7,975
Hapvida Participacoes e Investimentos SA (b)	700	11,119
UnitedHealth Group, Inc.	1,495	439,500
		458,594
Health Care Technology - 0.4%
Veeva Systems, Inc. Class A (a)	687	96,633
Life Sciences Tools & Services - 1.5%
10X Genomics, Inc. (a)	106	8,083
Bio-Rad Laboratories, Inc. Class A (a)	57	21,092
Bruker Corp.	100	5,097
IQVIA Holdings, Inc. (a)	328	50,679
Mettler-Toledo International, Inc. (a)	214	169,762
Thermo Fisher Scientific, Inc.	533	173,156
Wuxi Biologics (Cayman), Inc. (a)(b)	500	6,330
		434,199
Pharmaceuticals - 2.2%
Astellas Pharma, Inc.	200	3,414
AstraZeneca PLC:
(United Kingdom)	174	17,416
sponsored ADR	3,459	172,466
Bristol-Myers Squibb Co.	839	53,855
Bristol-Myers Squibb Co. rights (a)	200	602
Eli Lilly & Co.	299	39,298
Hansoh Pharmaceutical Group Co. Ltd. (b)	4,000	13,295
Merck & Co., Inc.	1,322	120,236
Novartis AG sponsored ADR	815	77,172
Roche Holding AG (participation certificate)	92	29,900
Zoetis, Inc. Class A	760	100,586
		628,240

TOTAL HEALTH CARE		3,346,037

INDUSTRIALS - 3.0%
Aerospace & Defense - 0.7%
Harris Corp.	328	64,901
Lockheed Martin Corp.	72	28,035
Northrop Grumman Corp.	141	48,500
TransDigm Group, Inc.	117	65,520
		206,956
Airlines - 0.0%
Southwest Airlines Co.	101	5,452
Building Products - 0.2%
Masco Corp.	177	8,494
Toto Ltd.	772	32,599
		41,093
Commercial Services & Supplies - 0.4%
Cintas Corp.	371	99,829
Clean TeQ Holdings Ltd. (a)	8,100	1,165
Edenred SA	100	5,171
		106,165
Electrical Equipment - 0.1%
AMETEK, Inc.	267	26,631
Generac Holdings, Inc. (a)	22	2,213
		28,844
Industrial Conglomerates - 0.3%
General Electric Co.	8,699	97,081
Machinery - 0.6%
Fortive Corp.	2,005	153,162
IDEX Corp.	55	9,460
		162,622
Professional Services - 0.5%
Clarivate Analytics PLC (a)	2,575	43,260
CoStar Group, Inc. (a)	41	24,530
Experian PLC	632	21,424
FTI Consulting, Inc. (a)	416	46,035
		135,249
Road & Rail - 0.2%
Canadian Pacific Railway Ltd.	100	25,492
Lyft, Inc.	8	344
Union Pacific Corp.	237	42,847
		68,683

TOTAL INDUSTRIALS		852,145

INFORMATION TECHNOLOGY - 33.6%
Communications Equipment - 0.2%
Motorola Solutions, Inc.	365	58,816
Electronic Equipment & Components - 2.4%
Amphenol Corp. Class A	5,254	568,640
CDW Corp.	335	47,851
Keysight Technologies, Inc. (a)	458	47,005
Zebra Technologies Corp. Class A (a)	61	15,582
		679,078
IT Services - 9.7%
Accenture PLC Class A	403	84,860
Adyen BV (a)(b)	52	42,638
Endava PLC ADR (a)	100	4,660
EPAM Systems, Inc. (a)	181	38,401
Fidelity National Information Services, Inc.	101	14,048
Fiserv, Inc. (a)	117	13,529
Global Payments, Inc.	792	144,588
MasterCard, Inc. Class A	3,234	965,640
MongoDB, Inc. Class A (a)	605	79,624
Okta, Inc. (a)	816	94,142
PayPal Holdings, Inc. (a)	4,342	469,674
Shopify, Inc. Class A (a)	208	82,700
StoneCo Ltd. Class A (a)	261	10,411
Visa, Inc. Class A	3,745	703,686
		2,748,601
Semiconductors & Semiconductor Equipment - 2.5%
Advanced Micro Devices, Inc. (a)	2,830	129,784
Analog Devices, Inc.	313	37,197
Applied Materials, Inc.	101	6,165
ASML Holding NV	54	15,981
Enphase Energy, Inc. (a)	100	2,613
Lam Research Corp.	42	12,281
Marvell Technology Group Ltd.	500	13,280
Microchip Technology, Inc.	185	19,373
NVIDIA Corp.	1,072	252,242
NXP Semiconductors NV	276	35,124
Qualcomm, Inc.	1,672	147,521
SolarEdge Technologies, Inc. (a)	73	6,942
Synaptics, Inc. (a)	100	6,577
Taiwan Semiconductor Manufacturing Co. Ltd. sponsored ADR	100	5,810
Xilinx, Inc.	294	28,744
		719,634
Software - 18.7%
Adobe, Inc. (a)	3,192	1,052,754
Atlassian Corp. PLC (a)	759	91,338
Ceridian HCM Holding, Inc. (a)	200	13,576
Coupa Software, Inc. (a)	353	51,626
Dropbox, Inc. Class A (a)	1,164	20,847
Intuit, Inc.	860	225,260
Microsoft Corp.	10,977	1,731,073
Netcompany Group A/S (a)(b)	200	9,517
Paycom Software, Inc. (a)	279	73,868
RingCentral, Inc. (a)	725	122,286
Salesforce.com, Inc. (a)	9,718	1,580,536
Slack Technologies, Inc. Class A (a)	600	13,488
SurveyMonkey (a)	1,422	25,411
Tanium, Inc. Class B (a)(c)(d)	100	974
Workday, Inc. Class A (a)	1,568	257,858
Xero Ltd. (a)	100	5,614
		5,276,026
Technology Hardware, Storage & Peripherals - 0.1%
Samsung Electronics Co. Ltd.	440	21,245

TOTAL INFORMATION TECHNOLOGY		9,503,400

MATERIALS - 2.5%
Chemicals - 0.8%
Air Products & Chemicals, Inc.	83	19,504
Sherwin-Williams Co.	322	187,900
Westlake Chemical Corp.	312	21,887
		229,291
Metals & Mining - 1.7%
Agnico Eagle Mines Ltd. (Canada)	100	6,159
B2Gold Corp.	4,102	16,458
Barrick Gold Corp.	300	5,577
Barrick Gold Corp. (Canada)	6,831	126,883
Franco-Nevada Corp.	1,356	140,022
Ivanhoe Mines Ltd. (a)	13,229	43,297
Kirkland Lake Gold Ltd.	1,253	55,232
Lundin Gold, Inc. (a)	411	2,637
Newcrest Mining Ltd.	1,623	34,453
Novagold Resources, Inc. (a)	2,336	20,904
Royal Gold, Inc.	52	6,357
Wheaton Precious Metals Corp.	200	5,951
		463,930

TOTAL MATERIALS		693,221

REAL ESTATE - 0.8%
Equity Real Estate Investment Trusts (REITs) - 0.8%
American Tower Corp.	750	172,365
Equity Commonwealth	100	3,283
Equity Residential (SBI)	511	41,350
Prologis, Inc.	100	8,914
		225,912
UTILITIES - 0.2%
Electric Utilities - 0.2%
NextEra Energy, Inc.	242	58,603
TOTAL COMMON STOCKS
(Cost $21,529,049)		28,006,003

Preferred Stocks - 0.0%
Convertible Preferred Stocks - 0.0%
CONSUMER STAPLES - 0.0%
Food & Staples Retailing - 0.0%
Roofoods Ltd. Series F (a)(c)(d)	8	3,773
HEALTH CARE - 0.0%
Biotechnology - 0.0%
23andMe, Inc. Series F (a)(c)(d)	144	2,062

TOTAL CONVERTIBLE PREFERRED STOCKS		5,835

Nonconvertible Preferred Stocks - 0.0%
ENERGY - 0.0%
Oil, Gas & Consumable Fuels - 0.0%
Petroleo Brasileiro SA - Petrobras sponsored ADR	400	6,376
TOTAL PREFERRED STOCKS
(Cost $11,391)		12,211

Money Market Funds - 0.8%
Fidelity Cash Central Fund 1.58% (e)
(Cost $216,301)	216,258	216,301
TOTAL INVESTMENT IN SECURITIES - 99.9%
(Cost $21,756,741)		28,234,515
NET OTHER ASSETS (LIABILITIES) - 0.1%		21,020
NET ASSETS - 100%		$28,255,535

Legend

 (a) Non-income producing

 (b) Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the end of the period, the value of these securities amounted to $108,137 or 0.4% of net assets.

 (c) Restricted securities - Investment in securities not registered under the Securities Act of 1933 (excluding 144A issues). At the end of the period, the value of restricted securities (excluding 144A issues) amounted to $7,310 or 0.0% of net assets.

 (d) Level 3 security

 (e) Affiliated fund that is generally available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's website or upon request.

Additional information on each restricted holding is as follows:

Security	Acquisition Date	Acquisition Cost
23andMe, Inc.	12/7/18	$588
23andMe, Inc. Series F	8/31/17	$1,999
Roofoods Ltd. Series F	9/12/17	$2,829
Tanium, Inc. Class B	4/21/17	$496

Affiliated Central Funds

Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:

Fund	Income earned
Fidelity Cash Central Fund	$12,767
Fidelity Securities Lending Cash Central Fund	833
Total	$13,600

Amounts in the income column in the above table include any capital gain distributions from underlying funds, which are presented in the corresponding line-item in the Statement of Operations, if applicable. Amount for Fidelity Securities Lending Cash Central Fund represents the income earned on investing cash collateral, less rebates paid to borrowers and any lending agent fees associated with the loan, plus any premium payments received for lending certain types of securities.

Investment Valuation

The following is a summary of the inputs used, as of December 31, 2019, involving the Fund's assets and liabilities carried at fair value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used below, please refer to the Investment Valuation section in the accompanying Notes to Financial Statements.

	Valuation Inputs at Reporting Date:
Description	Total	Level 1	Level 2	Level 3
Investments in Securities:
Equities:
Communication Services	$4,683,166	$4,683,166	$--	$--
Consumer Discretionary	3,127,068	3,112,976	14,092	--
Consumer Staples	1,161,032	1,111,944	45,315	3,773
Energy	317,904	317,904	--	--
Financials	4,047,664	4,047,664	--	--
Health Care	3,348,099	3,294,806	50,730	2,563
Industrials	852,145	798,122	54,023	--
Information Technology	9,503,400	9,502,426	--	974
Materials	693,221	693,221	--	--
Real Estate	225,912	225,912	--	--
Utilities	58,603	58,603	--	--
Money Market Funds	216,301	216,301	--	--
Total Investments in Securities:	$28,234,515	$28,063,045	$164,160	$7,310

See accompanying notes which are an integral part of the financial statements.

Financial Statements

Statement of Assets and Liabilities

		December 31, 2019
Assets
Investment in securities, at value — See accompanying schedule: Unaffiliated issuers (cost $21,540,440)	$28,018,214
Fidelity Central Funds (cost $216,301)	216,301
Total Investment in Securities (cost $21,756,741)		$28,234,515
Cash		42,205
Foreign currency held at value (cost $9,627)		10,273
Receivable for fund shares sold		11,072
Dividends receivable		14,212
Distributions receivable from Fidelity Central Funds		401
Other receivables		417
Total assets		28,313,095
Liabilities
Payable for fund shares redeemed	$50,579
Other payables and accrued expenses	6,981
Total liabilities		57,560
Net Assets		$28,255,535
Net Assets consist of:
Paid in capital		$22,118,306
Total accumulated earnings (loss)		6,137,229
Net Assets		$28,255,535
Net Asset Value, offering price and redemption price per share ($28,255,535 ÷ 1,851,016 shares)		$15.26

See accompanying notes which are an integral part of the financial statements.

Statement of Operations

		Year ended December 31, 2019
Investment Income
Dividends		$168,774
Income from Fidelity Central Funds (including $833 from security lending)		13,600
Total income		182,374
Expenses
Independent trustees' fees and expenses	$115
Commitment fees	53
Total expenses		168
Net investment income (loss)		182,206
Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers (net of foreign taxes of $1,279)	(43,495)
Fidelity Central Funds	13
Foreign currency transactions	(988)
Total net realized gain (loss)		(44,470)
Change in net unrealized appreciation (depreciation) on:
Investment securities:
Unaffiliated issuers (net of increase in deferred foreign taxes of $4,268)	5,246,885
Fidelity Central Funds	(13)
Assets and liabilities in foreign currencies	646
Total change in net unrealized appreciation (depreciation)		5,247,518
Net gain (loss)		5,203,048
Net increase (decrease) in net assets resulting from operations		$5,385,254

See accompanying notes which are an integral part of the financial statements.

Statement of Changes in Net Assets

	Year ended December 31, 2019	Year ended December 31, 2018
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$182,206	$217,342
Net realized gain (loss)	(44,470)	(142,429)
Change in net unrealized appreciation (depreciation)	5,247,518	(67,632)
Net increase (decrease) in net assets resulting from operations	5,385,254	7,281
Distributions to shareholders	(314,958)	(218,856)
Share transactions
Proceeds from sales of shares	19,745,275	26,074,979
Reinvestment of distributions	314,958	218,856
Cost of shares redeemed	(13,598,178)	(23,860,154)
Net increase (decrease) in net assets resulting from share transactions	6,462,055	2,433,681
Total increase (decrease) in net assets	11,532,351	2,222,106
Net Assets
Beginning of period	16,723,184	14,501,078
End of period	$28,255,535	$16,723,184
Other Information
Shares
Sold	1,382,903	1,992,788
Issued in reinvestment of distributions	20,667	18,043
Redeemed	(967,508)	(1,785,728)
Net increase (decrease)	436,062	225,103

See accompanying notes which are an integral part of the financial statements.

Financial Highlights

Fidelity Flex Opportunistic Insights Fund

Years ended December 31,	2019	2018	2017 A
Selected Per–Share Data
Net asset value, beginning of period	$11.82	$12.19	$10.00
Income from Investment Operations
Net investment income (loss)B	.12	.11	.07
Net realized and unrealized gain (loss)	3.49	(.33)	2.17
Total from investment operations	3.61	(.22)	2.24
Distributions from net investment income	(.10)	(.15)	(.04)
Distributions from net realized gain	(.07)	–	(.01)
Total distributions	(.17)	(.15)	(.05)
Net asset value, end of period	$15.26	$11.82	$12.19
Total ReturnC,D	30.56%	(1.85)%	22.37%
Ratios to Average Net AssetsE
Expenses before reductions	- %F	- %F	- %F,G
Expenses net of fee waivers, if any	- %F	- %F	- %F,G
Expenses net of all reductions	- %F	- %F	- %F,G
Net investment income (loss)	.82%	.81%	.78%G
Supplemental Data
Net assets, end of period (000 omitted)	$28,256	$16,723	$14,501
Portfolio turnover rateH	67%	93%	28%G

 A For the period March 8, 2017 (commencement of operations) to December 31, 2017.

 B Calculated based on average shares outstanding during the period.

 C Total returns for periods of less than one year are not annualized.

 D Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 E Expense ratios reflect operating expenses of the Fund. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the Fund during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the Fund.

 F Amount represents less than .005%.

 G Annualized

 H Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

See accompanying notes which are an integral part of the financial statements.

Notes to Financial Statements

For the period ended December 31, 2019

1. Organization.

Fidelity Flex Opportunistic Insights Fund (the Fund) is a fund of Fidelity Contrafund (the Trust) and is authorized to issue an unlimited number of shares. Share transactions on the Statement of Changes in Net Assets may contain exchanges between affiliated funds. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. The Fund is available only to certain fee-based accounts offered by Fidelity.

2. Investments in Fidelity Central Funds.

The Fund invests in Fidelity Central Funds, which are open-end investment companies generally available only to other investment companies and accounts managed by the investment adviser and its affiliates. The Fund's Schedule of Investments lists each of the Fidelity Central Funds held as of period end, if any, as an investment of the Fund, but does not include the underlying holdings of each Fidelity Central Fund. As an Investing Fund, the Fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds.

The Money Market Central Funds seek preservation of capital and current income and are managed by Fidelity Investments Money Management, Inc. (FIMM), an affiliate of the investment adviser. Annualized expenses of the Money Market Central Funds as of their most recent shareholder report date ranged from less than .005% to .01%.

A complete unaudited list of holdings for each Fidelity Central Fund is available upon request or at the Securities and Exchange Commission (the SEC) website at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC website or upon request.

3. Significant Accounting Policies.

The Fund is an investment company and applies the accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946 Financial Services – Investments Companies. The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (GAAP), which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. Subsequent events, if any, through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. The following summarizes the significant accounting policies of the Fund:

Investment Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. The Board of Trustees (the Board) has delegated the day to day responsibility for the valuation of the Fund's investments to the Fair Value Committee (the Committee) established by the Fund's investment adviser. In accordance with valuation policies and procedures approved by the Board, the Fund attempts to obtain prices from one or more third party pricing vendors or brokers to value its investments. When current market prices, quotations or currency exchange rates are not readily available or reliable, investments will be fair valued in good faith by the Committee, in accordance with procedures adopted by the Board. Factors used in determining fair value vary by investment type and may include market or investment specific events. The frequency with which these procedures are used cannot be predicted and they may be utilized to a significant extent. The Committee oversees the Fund's valuation policies and procedures and reports to the Board on the Committee's activities and fair value determinations. The Board monitors the appropriateness of the procedures used in valuing the Fund's investments and ratifies the fair value determinations of the Committee.

The Fund categorizes the inputs to valuation techniques used to value its investments into a disclosure hierarchy consisting of three levels as shown below:

  Level 1 – quoted prices in active markets for identical investments
  Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)
  Level 3 – unobservable inputs (including the Fund's own assumptions based on the best information available)

Valuation techniques used to value the Fund's investments by major category are as follows:

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by a third party pricing vendor on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price or may be valued using the last available price and are generally categorized as Level 2 in the hierarchy. For foreign equity securities, when market or security specific events arise, comparisons to the valuation of American Depositary Receipts (ADRs), futures contracts, Exchange-Traded Funds (ETFs) and certain indexes as well as quoted prices for similar securities may be used and would be categorized as Level 2 in the hierarchy. For equity securities, including restricted securities, where observable inputs are limited, assumptions about market activity and risk are used and these securities may be categorized as Level 3 in the hierarchy.

Investments in open-end mutual funds, including the Fidelity Central Funds, are valued at their closing net asset value (NAV) each business day and are categorized as Level 1 in the hierarchy.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The aggregate value of investments by input level as of December 31, 2019 is included at the end of the Fund's Schedule of Investments.

Foreign Currency. The Fund may use foreign currency contracts to facilitate transactions in foreign-denominated securities. Gains and losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Foreign-denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rates at period end. Purchases and sales of investment securities, income and dividends received and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Investment Transactions and Income. For financial reporting purposes, the Fund's investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time and includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Income and capital gain distributions from Fidelity Central Funds, if any, are recorded on the ex-dividend date. Certain distributions received by the Fund represent a return of capital or capital gain. The Fund determines the components of these distributions subsequent to the ex-dividend date, based upon receipt of tax filings or other correspondence relating to the underlying investment. These distributions are recorded as a reduction of cost of investments and/or as a realized gain. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain.

Expenses. Expenses directly attributable to a fund are charged to that fund. Expenses attributable to more than one fund are allocated among the respective funds on the basis of relative net assets or other appropriate methods. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Income Tax Information and Distributions to Shareholders. Each year, the Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code, including distributing substantially all of its taxable income and realized gains. As a result, no provision for U.S. Federal income taxes is required. As of December 31, 2019, the Fund did not have any unrecognized tax benefits in the financial statements; nor is the Fund aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. The Fund files a U.S. federal tax return, in addition to state and local tax returns as required. The Fund's federal income tax returns are subject to examination by the Internal Revenue Service (IRS) for a period of three fiscal years after they are filed. State and local tax returns may be subject to examination for an additional fiscal year depending on the jurisdiction. Foreign taxes are provided for based on the Fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests. The Fund is subject to a tax imposed on capital gains by certain countries in which it invests. An estimated deferred tax liability for net unrealized appreciation on the applicable securities is included in Other payables and accrued expenses on the Statement of Assets & Liabilities.

Distributions are declared and recorded on the ex-dividend date. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Capital accounts are not adjusted for temporary book-tax differences which will reverse in a subsequent period.

Book-tax differences are primarily due to foreign currency transactions, certain foreign taxes, passive foreign investment companies (PFIC), partnerships, capital loss carryforwards and losses deferred due to wash sales and excise tax regulations.

As of period end, the cost and unrealized appreciation (depreciation) in securities, and derivatives if applicable, for federal income tax purposes were as follows:

Gross unrealized appreciation	$6,569,006
Gross unrealized depreciation	(194,120)
Net unrealized appreciation (depreciation)	$6,374,886
Tax Cost	$21,859,629

The tax-based components of distributable earnings as of period end were as follows:

Undistributed ordinary income	$6,458
Net unrealized appreciation (depreciation) on securities and other investments	$6,375,519

The Fund intends to elect to defer to its next fiscal year $237,764 of capital losses recognized during the period November 1, 2019 to December 31, 2019.

The tax character of distributions paid was as follows:

	December 31, 2019	December 31, 2018
Ordinary Income	$179,453	$ 218,856
Long-term Capital Gains	135,505	–
Total	$314,958	$ 218,856

Restricted Securities. The Fund may invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. Information regarding restricted securities is included at the end of the Fund's Schedule of Investments.

4. Purchases and Sales of Investments.

Purchases and sales of securities, other than short-term securities, aggregated $21,158,374 and $14,392,953, respectively.

5. Fees and Other Transactions with Affiliates.

Management Fee. Fidelity Management & Research Company (the investment adviser) and its affiliates provide the Fund with investment management related services and the Fund does not pay any fees for these services. Under the management contract, the investment adviser or an affiliate pays all other expenses of the Fund, excluding fees and expenses of the independent Trustees, and certain miscellaneous expenses such as proxy and shareholder meeting expenses.

Brokerage Commissions. A portion of portfolio transactions were placed with brokerage firms which are affiliates of the investment adviser. Brokerage commissions are included in net realized gain (loss) and change in net unrealized appreciation (depreciation) in the Statement of Operations. The commissions paid to these affiliated firms were as follows:

Amount
Fidelity Flex Opportunistic Insights Fund	$292

Interfund Trades. The Fund may purchase from or sell securities to other Fidelity Funds under procedures adopted by the Board. The procedures have been designed to ensure these interfund trades are executed in accordance with Rule 17a-7 of the 1940 Act. Interfund trades are included within the respective purchases and sales amounts shown in the Purchases and Sales of Investments note.

6. Committed Line of Credit.

The Fund participates with other funds managed by the investment adviser or an affiliate in a $4.25 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The Fund has agreed to pay commitment fees on its pro-rata portion of the line of credit, which amounted to $53 and is reflected in Commitment fees on the Statement of Operations. During the period, the Fund did not borrow on this line of credit.

7. Security Lending.

The Fund lends portfolio securities from time to time in order to earn additional income. For equity securities, lending agents are used, including National Financial Services (NFS), an affiliate of the Fund. Pursuant to a securities lending agreement, NFS will receive a fee, which is capped at 9.9% of daily lending revenue, for its services as lending agent. The Fund may lend securities to certain qualified borrowers, including NFS. On the settlement date of the loan, the Fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of the Fund and any additional required collateral is delivered to the Fund on the next business day. The Fund or borrower may terminate the loan at any time, and if the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, the Fund may apply collateral received from the borrower against the obligation. The Fund may experience delays and costs in recovering the securities loaned. Any cash collateral received is invested in the Fidelity Securities Lending Cash Central Fund. At period end, there were no security loans outstanding. Security lending income represents the income earned on investing cash collateral, less rebates paid to borrowers and any lending agent fees associated with the loan, plus any premium payments received for lending certain types of securities. Security lending income is presented in the Statement of Operations as a component of income from Fidelity Central Funds. During the period, there were no securities loaned to NFS.

8. Other.

The Fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

At the end of the period, the investment adviser or its affiliates were the owners of record of 28% of the total outstanding shares of the Fund.

Effective January 1, 2020, following any required regulatory notices and approvals:

Investment advisers Fidelity Investments Money Management, Inc., FMR Co., Inc., and Fidelity SelectCo, LLC, merged with and into Fidelity Management & Research Company. In connection with the merger transactions, the resulting, merged investment adviser was then redomiciled from Massachusetts to Delaware, changed its corporate structure from a corporation to a limited liability company, and changed its name to "Fidelity Management & Research Company LLC".

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Fidelity Contrafund and Shareholders of Fidelity Flex Opportunistic Insights Fund:

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Fidelity Flex Opportunistic Insights Fund (one of the funds constituting Fidelity Contrafund, referred to hereafter as the “Fund”) as of December 31, 2019, the related statement of operations for the year ended December 31, 2019, the statement of changes in net assets for each of the two years in the period ended December 31, 2019, including the related notes, and the financial highlights for each of the two years in the period ended December 31, 2019 and for the period March 8, 2017 (commencement of operations) through December 31, 2017 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of December 31, 2019, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended December 31, 2019 and the financial highlights for each of the two years in the period ended December 31, 2019 and for the period March 8, 2017 (commencement of operations) through December 31, 2017 in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of December 31, 2019 by correspondence with the custodian and issuers of privately offered securities. We believe that our audits provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Boston, Massachusetts

February 14, 2020

We have served as the auditor of one or more investment companies in the Fidelity group of funds since 1932.

Trustees and Officers

The Trustees, Members of the Advisory Board (if any), and officers of the trust and fund, as applicable, are listed below. The Board of Trustees governs the fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee the fund's activities, review contractual arrangements with companies that provide services to the fund, oversee management of the risks associated with such activities and contractual arrangements, and review the fund's performance.  Except for Michael E. Wiley, each of the Trustees oversees 302 funds. Mr. Wiley oversees 199 funds.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust.  Each Trustee who is not an interested person (as defined in the Investment Company Act of 1940 (1940 Act)) of the trust and the fund is referred to herein as an Independent Trustee.  Each Independent Trustee shall retire not later than the last day of the calendar year in which his or her 75th birthday occurs.  The Independent Trustees may waive this mandatory retirement age policy with respect to individual Trustees.  Officers and Advisory Board Members hold office without limit in time, except that any officer or Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

The fund’s Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-800-544-3455 (for managed account clients) or 1-800-835-5092 (for retirement plan participants).

Experience, Skills, Attributes, and Qualifications of the Trustees. The Governance and Nominating Committee has adopted a statement of policy that describes the experience, qualifications, attributes, and skills that are necessary and desirable for potential Independent Trustee candidates (Statement of Policy). The Board believes that each Trustee satisfied at the time he or she was initially elected or appointed a Trustee, and continues to satisfy, the standards contemplated by the Statement of Policy. The Governance and Nominating Committee also engages professional search firms to help identify potential Independent Trustee candidates who have the experience, qualifications, attributes, and skills consistent with the Statement of Policy. From time to time, additional criteria based on the composition and skills of the current Independent Trustees, as well as experience or skills that may be appropriate in light of future changes to board composition, business conditions, and regulatory or other developments, have also been considered by the professional search firms and the Governance and Nominating Committee. In addition, the Board takes into account the Trustees' commitment and participation in Board and committee meetings, as well as their leadership of standing and ad hoc committees throughout their tenure.

In determining that a particular Trustee was and continues to be qualified to serve as a Trustee, the Board has considered a variety of criteria, none of which, in isolation, was controlling. The Board believes that, collectively, the Trustees have balanced and diverse experience, qualifications, attributes, and skills, which allow the Board to operate effectively in governing the fund and protecting the interests of shareholders. Information about the specific experience, skills, attributes, and qualifications of each Trustee, which in each case led to the Board's conclusion that the Trustee should serve (or continue to serve) as a trustee of the fund, is provided below.

Board Structure and Oversight Function. James C. Curvey is an interested person and currently serves as Chairman. The Trustees have determined that an interested Chairman is appropriate and benefits shareholders because an interested Chairman has a personal and professional stake in the quality and continuity of services provided to the fund. Independent Trustees exercise their informed business judgment to appoint an individual of their choosing to serve as Chairman, regardless of whether the Trustee happens to be independent or a member of management. The Independent Trustees have determined that they can act independently and effectively without having an Independent Trustee serve as Chairman and that a key structural component for assuring that they are in a position to do so is for the Independent Trustees to constitute a substantial majority for the Board. The Independent Trustees also regularly meet in executive session. Ned C. Lautenbach serves as Chairman of the Independent Trustees and as such (i) acts as a liaison between the Independent Trustees and management with respect to matters important to the Independent Trustees and (ii) with management prepares agendas for Board meetings.

Fidelity® funds are overseen by different Boards of Trustees. The fund's Board oversees Fidelity's high income and certain equity funds, and other Boards oversee Fidelity's investment-grade bond, money market, asset allocation, and other equity funds. The asset allocation funds may invest in Fidelity® funds overseen by the fund's Board. The use of separate Boards, each with its own committee structure, allows the Trustees of each group of Fidelity® funds to focus on the unique issues of the funds they oversee, including common research, investment, and operational issues. On occasion, the separate Boards establish joint committees to address issues of overlapping consequences for the Fidelity® funds overseen by each Board.

The Trustees operate using a system of committees to facilitate the timely and efficient consideration of all matters of importance to the Trustees, the fund, and fund shareholders and to facilitate compliance with legal and regulatory requirements and oversight of the fund's activities and associated risks.  The Board, acting through its committees, has charged FMR and its affiliates with (i) identifying events or circumstances the occurrence of which could have demonstrably adverse effects on the fund's business and/or reputation; (ii) implementing processes and controls to lessen the possibility that such events or circumstances occur or to mitigate the effects of such events or circumstances if they do occur; and (iii) creating and maintaining a system designed to evaluate continuously business and market conditions in order to facilitate the identification and implementation processes described in (i) and (ii) above.  Because the day-to-day operations and activities of the fund are carried out by or through FMR, its affiliates, and other service providers, the fund's exposure to risks is mitigated but not eliminated by the processes overseen by the Trustees.  While each of the Board's committees has responsibility for overseeing different aspects of the fund's activities, oversight is exercised primarily through the Operations, Audit, and Compliance Committees.  Appropriate personnel, including but not limited to the fund's Chief Compliance Officer (CCO), FMR's internal auditor, the independent accountants, the fund's Treasurer and portfolio management personnel, make periodic reports to the Board's committees, as appropriate, including an annual review of Fidelity's risk management program for the Fidelity® funds.  The responsibilities of each standing committee, including their oversight responsibilities, are described further under "Standing Committees of the Trustees."

Interested Trustees*:

Correspondence intended for a Trustee who is an interested person may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+

James C. Curvey (1935)

Year of Election or Appointment: 2007

Trustee

Chairman of the Board of Trustees

Mr. Curvey also serves as Trustee of other Fidelity® funds. Mr. Curvey is Vice Chairman (2007-present) and Director of FMR LLC (diversified financial services company). In addition, Mr. Curvey is an Overseer Emeritus for the Boston Symphony Orchestra, a Director of Artis-Naples, and a Trustee of Brewster Academy in Wolfeboro, New Hampshire. Previously, Mr. Curvey served as a Director of Fidelity Research & Analysis Co. (investment adviser firm, 2009-2018), Director of Fidelity Investments Money Management, Inc. (investment adviser firm, 2009-2014) and a Director of FMR and FMR Co., Inc. (investment adviser firms, 2007-2014).

 * Determined to be an “Interested Trustee” by virtue of, among other things, his or her affiliation with the trust or various entities under common control with FMR.

 + The information includes the Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to the Trustee's qualifications to serve as a Trustee, which led to the conclusion that the Trustee should serve as a Trustee for the fund.

Independent Trustees:

Correspondence intended for an Independent Trustee may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+

Dennis J. Dirks (1948)

Year of Election or Appointment: 2005

Trustee

Mr. Dirks also serves as Trustee of other Fidelity® funds. Prior to his retirement in May 2003, Mr. Dirks was Chief Operating Officer and a member of the Board of The Depository Trust & Clearing Corporation (DTCC). He also served as President, Chief Operating Officer, and Board member of The Depository Trust Company (DTC) and President and Board member of the National Securities Clearing Corporation (NSCC). In addition, Mr. Dirks served as Chief Executive Officer and Board member of the Government Securities Clearing Corporation, Chief Executive Officer and Board member of the Mortgage-Backed Securities Clearing Corporation, as a Trustee and a member of the Finance Committee of Manhattan College (2005-2008), as a Trustee and a member of the Finance Committee of AHRC of Nassau County (2006-2008), as a member of the Independent Directors Council (IDC) Governing Council (2010-2015), and as a member of the Board of Directors for The Brookville Center for Children’s Services, Inc. (2009-2017). Mr. Dirks is a member of the Finance Committee (2016-present) and Board of Directors (2017-present) and is Treasurer (2018-present) of the Asolo Repertory Theatre.

Donald F. Donahue (1950)

Year of Election or Appointment: 2018

Trustee

Mr. Donahue also serves as a Trustee of other Fidelity® funds. Mr. Donahue is President and Chief Executive Officer of Miranda Partners, LLC (risk consulting for the financial services industry, 2012-present). Previously, Mr. Donahue served as a Member of the Advisory Board of certain Fidelity® funds (2015-2018) and Chief Executive Officer (2006-2012), Chief Operating Officer (2003-2006), and Managing Director, Customer Marketing and Development (1999-2003) of The Depository Trust & Clearing Corporation (financial markets infrastructure). Mr. Donahue serves as a Member (2007-present) and Co-Chairman (2016-present) of the Board of Directors of United Way of New York, Member of the Board of Directors of NYC Leadership Academy (2012-present) and Member of the Board of Advisors of Ripple Labs, Inc. (financial services, 2015-present). He also served as Chairman (2010-2012) and Member of the Board of Directors (2012-2013) of Omgeo, LLC (financial services), Treasurer of United Way of New York (2012-2016), and Member of the Board of Directors of XBRL US (financial services non-profit, 2009-2012) and the International Securities Services Association (2009-2012).

Alan J. Lacy (1953)

Year of Election or Appointment: 2008

Trustee

Mr. Lacy also serves as Trustee of other Fidelity® funds. Mr. Lacy serves as a Director of Bristol-Myers Squibb Company (global pharmaceuticals, 2008-present). He is a Trustee of the California Chapter of The Nature Conservancy (2015-present) and a Director of the Center for Advanced Study in the Behavioral Sciences at Stanford University (2015-present). In addition, Mr. Lacy served as Senior Adviser (2007-2014) of Oak Hill Capital Partners, L.P. (private equity) and also served as Chief Executive Officer (2005) and Vice Chairman (2005-2006) of Sears Holdings Corporation (retail) and Chief Executive Officer and Chairman of the Board of Sears, Roebuck and Co. (retail, 2000-2005). Previously, Mr. Lacy served as Chairman (2014-2017) and a member (2010-2017) of the Board of Directors of Dave & Buster’s Entertainment, Inc. (restaurant and entertainment complexes), as Chairman (2008-2011) and a member (2006-2015) of the Board of Trustees of the National Parks Conservation Association, and as a member of the Board of Directors for The Hillman Companies, Inc. (hardware wholesalers, 2010-2014), Earth Fare, Inc. (retail grocery, 2010-2014), and The Western Union Company (global money transfer, 2006-2011).

Ned C. Lautenbach (1944)

Year of Election or Appointment: 2000

Trustee

Chairman of the Independent Trustees

Mr. Lautenbach also serves as Trustee of other Fidelity® funds. Mr. Lautenbach currently serves as Chair (2018-present) and Member (2013-present) of the Board of Governors, State University System of Florida and is a member of the Council on Foreign Relations (1994-present). He is also a member and has most recently served as Chairman of the Board of Directors of Artis-Naples (2012-present). Previously, Mr. Lautenbach served as a member and then Lead Director of the Board of Directors of Eaton Corporation (diversified industrial, 1997-2016). He was also a Partner and Advisory Partner at Clayton, Dubilier & Rice, LLC (private equity investment, 1998-2010), as well as a Director of Sony Corporation (2006-2007). In addition, Mr. Lautenbach also had a 30-year career with IBM (technology company) during which time he served as Senior Vice President and a member of the Corporate Executive Committee (1968-1998).

Joseph Mauriello (1944)

Year of Election or Appointment: 2008

Trustee

Mr. Mauriello also serves as Trustee of other Fidelity® funds. Prior to his retirement in January 2006, Mr. Mauriello served in numerous senior management positions including Deputy Chairman and Chief Operating Officer (2004-2005), and Vice Chairman of Financial Services (2002-2004) of KPMG LLP US (professional services, 1965-2005). Mr. Mauriello currently serves as a member of the Independent Directors Council (IDC) Governing Council (2015-present). Previously, Mr. Mauriello served as a member of the Board of Directors of XL Group plc. (global insurance and re-insurance, 2006-2018).

Cornelia M. Small (1944)

Year of Election or Appointment: 2005

Trustee

Ms. Small also serves as Trustee of other Fidelity® funds. Ms. Small is a member of the Board of Directors (2009-present) and Chair of the Investment Committee (2010-present) of the Teagle Foundation. Ms. Small also serves on the Investment Committee of the Berkshire Taconic Community Foundation (2008-present). Previously, Ms. Small served as Chairperson (2002-2008) and a member of the Investment Committee and Chairperson (2008-2012) and a member of the Board of Trustees of Smith College. In addition, Ms. Small served as Chief Investment Officer, Director of Global Equity Investments, and a member of the Board of Directors of Scudder, Stevens & Clark and Scudder Kemper Investments.

Garnett A. Smith (1947)

Year of Election or Appointment: 2018

Trustee

Mr. Smith also serves as Trustee of other Fidelity® funds. Prior to Mr. Smith's retirement, he served as Chairman and Chief Executive Officer of Inbrand Corp. (manufacturer of personal absorbent products, 1990-1997). He also served as President (1986-1990) of Inbrand Corp. Prior to his employment with Inbrand Corp., he was employed by a retail fabric chain and North Carolina National Bank. In addition, Mr. Smith served as a Member of the Advisory Board of certain Fidelity® funds (2012-2013) and as a board member of the Jackson Hole Land Trust (2009-2012).

David M. Thomas (1949)

Year of Election or Appointment: 2008

Trustee

Mr. Thomas also serves as Trustee of other Fidelity® funds. Mr. Thomas serves as Non-Executive Chairman of the Board of Directors of Fortune Brands Home and Security (home and security products, 2011-present) and as a member of the Board of Directors (2004-present) and Presiding Director (2013-present) of Interpublic Group of Companies, Inc. (marketing communication). Previously, Mr. Thomas served as Executive Chairman (2005-2006) and Chairman and Chief Executive Officer (2000-2005) of IMS Health, Inc. (pharmaceutical and healthcare information solutions), a Director of Fortune Brands, Inc. (consumer products, 2000-2011), and a member of the Board of Trustees of the University of Florida (2013-2018).

Michael E. Wiley (1950)

Year of Election or Appointment: 2018

Trustee

Mr. Wiley also serves as Trustee or Member of the Advisory Board of other Fidelity® funds. Mr. Wiley serves as a Director of High Point Resources (exploration and production, 2005-present). Previously, Mr. Wiley served as a Director of Andeavor Corporation (independent oil refiner and marketer, 2005-2018), a Director of Andeavor Logistics LP (natural resources logistics, 2015-2018), a Director of Post Oak Bank (privately-held bank, 2004-2018), a Director of Asia Pacific Exploration Consolidated (international oil and gas exploration and production, 2008-2013), a member of the Board of Trustees of the University of Tulsa (2000-2006; 2007-2010), a Senior Energy Advisor of Katzenbach Partners, LLC (consulting, 2006-2007), an Advisory Director of Riverstone Holdings (private investment), a Director of Spinnaker Exploration Company (exploration and production, 2001-2005) and Chairman, President, and CEO of Baker Hughes, Inc. (oilfield services, 2000-2004).

 + The information includes the Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to the Trustee's qualifications to serve as a Trustee, which led to the conclusion that the Trustee should serve as a Trustee for the fund.

Advisory Board Members and Officers:

Correspondence intended for a Member of the Advisory Board (if any) may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.  Correspondence intended for an officer or Peter S. Lynch may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.  Officers appear below in alphabetical order.

Name, Year of Birth; Principal Occupation

Vicki L. Fuller (1957)

Year of Election or Appointment: 2018

Member of the Advisory Board

Ms. Fuller also serves as Member of the Advisory Board of other Fidelity® funds. Ms. Fuller serves as a member of the Board of Directors, Audit Committee, and Nominating and Governance Committee of The Williams Companies, Inc. (natural gas infrastructure, 2018-present). Previously, Ms. Fuller served as the Chief Investment Officer of the New York State Common Retirement Fund (2012-2018) and held a variety of positions at AllianceBernstein L.P. (global asset management, 1985-2012), including Managing Director (2006-2012) and Senior Vice President and Senior Portfolio Manager (2001-2006).

Patricia L. Kampling (1959)

Year of Election or Appointment: 2020

Member of the Advisory Board

Ms. Kampling also serves as Member of the Advisory Board of other Fidelity® funds. Prior to her retirement, Ms. Kampling served as Chairman of the Board and Chief Executive Officer (2012-2019), President and Chief Operating Officer (2011-2012) and Executive Vice President and Chief Financial Officer (2010-2011) of Alliant Energy Corporation. Ms. Kampling currently serves as a member of the Board, Compensation Committee and Executive Committee and as Chair of the Audit Committee of Briggs & Stratton Corporation (manufacturing, 2011-present) and as a member of the Board, Audit, Finance and Risk Committee and Safety, Environmental, Technology and Operations Committee of American Water Works Company, Inc. (utilities company, 2019-present). In addition, Ms. Kampling currently serves as a member of the Board of the Nature Conservancy, Wisconsin Chapter (2019-present). Previously, Ms. Kampling served as a member of the Board of Interstate Power and Light Company (2012-2019) and Wisconsin Power and Light Company (2012-2019) (each a subsidiary of Alliant Energy Corporation) and as a member of the Board and Workforce Development Committee of the Business Roundtable (2018-2019).

Peter S. Lynch (1944)

Year of Election or Appointment: 2003

Member of the Advisory Board

Mr. Lynch also serves as Member of the Advisory Board of other Fidelity® funds. Mr. Lynch is Vice Chairman and a Director of Fidelity Management & Research Company LLC (investment adviser firm). In addition, Mr. Lynch serves as a Trustee of Boston College and as the Chairman of the Inner-City Scholarship Fund. Previously, Mr. Lynch served as Vice Chairman and a Director of FMR Co., Inc. (investment adviser firm) and on the Special Olympics International Board of Directors (1997-2006).

Susan Tomasky (1953)

Year of Election or Appointment: 2020

Member of the Advisory Board

Ms. Tomasky also serves as Member of the Advisory Board of other Fidelity® funds. Prior to her retirement, Ms. Tomasky served in various executive officer positions at American Electric Power Company, Inc. (1998-2011), including most recently as President of AEP Transmission (2007-2011). Ms. Tomasky currently serves as a member of the Board and Sustainability Committee and as Chair of the Audit Committee of Marathon Petroleum Corporation (2018-present) and as a member of the Board, Corporate Governance Committee and Organization and Compensation Committee and as Chair of the Audit Committee of Public Service Enterprise Group, Inc. (utilities company, 2012-present). In addition, Ms. Tomasky currently serves as a member of the Board of the Columbus Regional Airport Authority (2007-present), as a member of the Board of the Royal Shakespeare Company – America (2009-present), as a member of the Board of the Columbus Association for the Performing Arts (2011-present) and as a member of the Board of Kenyon College (2016-present). Previously, Ms. Tomasky served as a member of the Board (2011-2019) and as Lead Independent Director (2015-2018) of Andeavor Corporation (previously Tesoro Corporation) (independent oil refiner and marketer) and as a member of the Board of Summit Midstream Partners LP (energy, 2012-2018).

Elizabeth Paige Baumann (1968)

Year of Election or Appointment: 2017

Anti-Money Laundering (AML) Officer

Ms. Baumann also serves as AML Officer of other funds. She is Chief AML Officer (2012-present) and Senior Vice President (2014-present) of FMR LLC (diversified financial services company) and is an employee of Fidelity Investments. Previously, Ms. Baumann served as AML Officer of the funds (2012-2016), and Vice President (2007-2014) and Deputy Anti-Money Laundering Officer (2007-2012) of FMR LLC.

Craig S. Brown (1977)

Year of Election or Appointment: 2019

Assistant Treasurer

Mr. Brown also serves as Assistant Treasurer of other funds. Mr. Brown is an employee of Fidelity Investments (2013-present).

John J. Burke III (1964)

Year of Election or Appointment: 2018

Chief Financial Officer

Mr. Burke also serves as Chief Financial Officer of other funds. Mr. Burke serves as Head of Investment Operations for Fidelity Fund and Investment Operations (2018-present) and is an employee of Fidelity Investments (1998-present). Previously Mr. Burke served as head of Asset Management Investment Operations (2012-2018).

William C. Coffey (1969)

Year of Election or Appointment: 2019

Assistant Secretary

Mr. Coffey also serves as Assistant Secretary of other funds. He is Senior Vice President and Deputy General Counsel of FMR LLC (diversified financial services company, 2010-present), and is an employee of Fidelity Investments. Previously, Mr. Coffey served as Secretary and CLO of certain funds (2018-2019); CLO, Secretary, and Senior Vice President of Fidelity Management & Research Company and FMR Co., Inc. (investment adviser firms, 2018-2019); Secretary of Fidelity SelectCo, LLC and Fidelity Investments Money Management, Inc. (investment adviser firms, 2018-2019); CLO of Fidelity Management & Research (Hong Kong) Limited, FMR Investment Management (UK) Limited, and Fidelity Management & Research (Japan) Limited (investment adviser firms, 2018-2019); and Assistant Secretary of certain funds (2009-2018).

Timothy M. Cohen (1969)

Year of Election or Appointment: 2018

Vice President

Mr. Cohen also serves as Vice President of other funds. Mr. Cohen serves as Co-Head of Equity (2018-present), a Director of Fidelity Management & Research (Japan) Limited (investment adviser firm, 2016-present), and is an employee of Fidelity Investments. Previously, Mr. Cohen served as Executive Vice President of Fidelity SelectCo, LLC (2019), Head of Global Equity Research (2016-2018), Chief Investment Officer - Equity and a Director of Fidelity Management & Research (U.K.) Inc. (investment adviser firm, 2013-2015) and as a Director of Fidelity Management & Research (Hong Kong) Limited (investment adviser firm, 2017).

Jonathan Davis (1968)

Year of Election or Appointment: 2010

Assistant Treasurer

Mr. Davis also serves as Assistant Treasurer of other funds. Mr. Davis serves as Assistant Treasurer of FMR Capital, Inc. (2017-present) and is an employee of Fidelity Investments. Previously, Mr. Davis served as Vice President and Associate General Counsel of FMR LLC (diversified financial services company, 2003-2010).

Laura M. Del Prato (1964)

Year of Election or Appointment: 2018

Assistant Treasurer

Ms. Del Prato also serves as an officer of other funds. Ms. Del Prato is an employee of Fidelity Investments (2017-present). Prior to joining Fidelity Investments, Ms. Del Prato served as a Managing Director and Treasurer of the JPMorgan Mutual Funds (2014-2017). Prior to JPMorgan, Ms. Del Prato served as a partner at Cohen Fund Audit Services (accounting firm, 2012-2013) and KPMG LLP (accounting firm, 2004-2012).

Colm A. Hogan (1973)

Year of Election or Appointment: 2020

Assistant Treasurer

Mr. Hogan also serves as an officer of other funds. Mr. Hogan serves as Assistant Treasurer of FMR Capital, Inc. (2017-present) and is an employee of Fidelity Investments (2005-present). Previously, Mr. Hogan served as Deputy Treasurer of certain Fidelity® funds (2016-2020) and Assistant Treasurer of certain Fidelity® funds (2016-2018).

Pamela R. Holding (1964)

Year of Election or Appointment: 2018

Vice President

Ms. Holding also serves as Vice President of other funds. Ms. Holding serves as Co-Head of Equity (2018-present) and is an employee of Fidelity Investments (2013-present). Previously, Ms. Holding served as Executive Vice President of Fidelity SelectCo, LLC (2019) and as Chief Investment Officer of Fidelity Institutional Asset Management (2013-2018).

Cynthia Lo Bessette (1969)

Year of Election or Appointment: 2019

Secretary and Chief Legal Officer (CLO)

Ms. Lo Bessette also serves as an officer of other funds. Ms. Lo Bessette serves as CLO, Secretary, and Senior Vice President of Fidelity Management & Research Company LLC (investment adviser firm, 2019-present); and CLO of Fidelity Management & Research (Hong Kong) Limited, FMR Investment Management (UK) Limited, and Fidelity Management & Research (Japan) Limited (investment adviser firms, 2019-present). She is a Senior Vice President and Deputy General Counsel of FMR LLC (diversified financial services company, 2019-present), and is an employee of Fidelity Investments. Previously, Ms. Lo Bessette served as CLO, Secretary, and Senior Vice President of FMR Co., Inc. (investment adviser firm, 2019); Secretary of Fidelity SelectCo, LLC and Fidelity Investments Money Management, Inc. (investment adviser firms, 2019). Prior to joining Fidelity Investments, Ms. Lo Bessette was Executive Vice President, General Counsel (2016-2019) and Senior Vice President, Deputy General Counsel (2015-2016) of OppenheimerFunds (investment management company) and Deputy Chief Legal Officer (2013-2015) of Jennison Associates LLC (investment adviser firm).

Chris Maher (1972)

Year of Election or Appointment: 2020

Deputy Treasurer

Mr. Maher also serves as an officer of other funds. Mr. Maher serves as Assistant Treasurer of FMR Capital, Inc. (2017-present), and is an employee of Fidelity Investments (2008-present). Previously, Mr. Maher served as Assistant Treasurer of certain funds (2013-2020); Vice President of Asset Management Compliance (2013), Vice President of the Program Management Group of FMR (investment adviser firm, 2010-2013), and Vice President of Valuation Oversight (2008-2010).

Kenneth B. Robins (1969)

Year of Election or Appointment: 2016

Chief Compliance Officer

Mr. Robins also serves as an officer of other funds. Mr. Robins serves as Compliance Officer of Fidelity Management & Research Company LLC (investment adviser firm, 2016-present) and is an employee of Fidelity Investments (2004-present). Previously, Mr. Robins served as Compliance Officer of FMR Co., Inc. (investment adviser firm, 2016-2019), as Executive Vice President of Fidelity Investments Money Management, Inc. (investment adviser firm, 2013-2016) and served in other fund officer roles.

Stacie M. Smith (1974)

Year of Election or Appointment: 2016

President and Treasurer

Ms. Smith also serves as an officer of other funds. Ms. Smith serves as Assistant Treasurer of FMR Capital, Inc. (2017-present), is an employee of Fidelity Investments (2009-present), and has served in other fund officer roles. Prior to joining Fidelity Investments, Ms. Smith served as Senior Audit Manager of Ernst & Young LLP (accounting firm, 1996-2009). Previously, Ms. Smith served as Assistant Treasurer (2013-2019) and Deputy Treasurer (2013-2016) of certain Fidelity® funds.

Marc L. Spector (1972)

Year of Election or Appointment: 2016

Assistant Treasurer

Mr. Spector also serves as an officer of other funds. Mr. Spector serves as Assistant Treasurer of FMR Capital, Inc. (2017-present) and is an employee of Fidelity Investments (2016-present). Prior to joining Fidelity Investments, Mr. Spector served as Director at the Siegfried Group (accounting firm, 2013-2016), and prior to Siegfried Group as audit senior manager at Deloitte & Touche (accounting firm, 2005-2013).

Jim Wegmann (1979)

Year of Election or Appointment: 2019

Assistant Treasurer

Mr. Wegmann also serves as Assistant Treasurer of other funds. Mr. Wegmann is an employee of Fidelity Investments (2011-present).

Shareholder Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs and (2) ongoing costs, including other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (July 1, 2019 to December 31, 2019).

Actual Expenses

The first line of the accompanying table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Hypothetical Example for Comparison Purposes

The second line of the accompanying table provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.

	Annualized Expense Ratio-A	Beginning Account Value July 1, 2019	Ending Account Value December 31, 2019	Expenses Paid During Period-B July 1, 2019 to December 31, 2019
Actual	- %-C	$1,000.00	$1,070.20	$--D
Hypothetical-E		$1,000.00	$1,025.21	$--D

 A Annualized expense ratio reflects expenses net of applicable fee waivers.

 B Expenses are equal to the Fund's annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

 C Amount represents less than .005%.

 D Amount represents less than $.005.

 E 5% return per year before expenses

Distributions (Unaudited)

The fund hereby designates as a capital gain dividend with respect to the taxable year ended December 31, 2019, $133,178, or, if subsequently determined to be different, the net capital gain of such year.

The fund designates 81% of the dividend distributed during the fiscal year as qualifying for the dividends–received deduction for corporate shareholders.

The fund designates 90% of the dividend distributed during the fiscal year as amounts which may be taken into account as a dividend for the purposes of the maximum rate under section 1(h)(11) of the Internal Revenue Code.

The fund will notify shareholders in January 2020 of amounts for use in preparing 2019 income tax returns.

Board Approval of Investment Advisory Contracts

Fidelity Flex Opportunistic Insights Fund

At its November 2019 meeting, the Board of Trustees, including the Independent Trustees (together, the Board), voted to approve an amended and restated management contract and amended and restated sub-advisory agreements (together, the Amended and Restated Contracts) for the fund, effective January 1, 2020, for a one month period through January 31, 2020, in connection with an upcoming consolidation of certain of Fidelity's advisory businesses.

The Board considered that, on or about January 1, 2020, each of FMR Co., Inc. (FMRC), Fidelity Investments Money Management, Inc. (FIMM), and SelectCo, LLC (SelectCo) will merge with and into Fidelity Management & Research Company (FMR) and that, after the merger, FMR will redomicile as a Delaware limited liability company. The Board also approved the termination of the sub-advisory agreement with FMRC upon the completion of the merger. The Board noted that the Amended and Restated Contracts would be updated to reflect the renamed adviser, Fidelity Management & Research Company LLC and its new form of organization and domicile. The Board also noted that the Amended and Restated Contracts will not change the investment processes, the level or nature of services provided, the resources and personnel allocated, trading and compliance operations, or any fees or expenses paid by the fund.

The Board concluded that the fund's Amended and Restated Contracts are fair and reasonable, and that the fund's Advisory Contracts should be approved through January 31, 2020.

In connection with its consideration of future renewals of the fund's Amended and Restated Contracts, the Board will consider: (i) the nature, extent and quality of services provided to the fund, including shareholder and administrative services and investment performance; (ii) the competitiveness of the management fee and total expenses for the fund; (iii) the costs of the services and profitability, including the revenues earned and the expenses incurred in conducting the business of developing, marketing, distributing, managing, administering, and servicing the fund and its shareholders, to the extent applicable; and (iv) whether there have been economies of scale in respect of the Fidelity funds, whether the Fidelity funds (including the fund) have appropriately benefited from any such economies of scale, and whether there is the potential for realization of any further economies.

Based on its evaluation of all of the conclusions noted above, and after considering all factors it believed relevant, the Board ultimately concluded that the fund's management fee structure is fair and reasonable, and that the continuation of the fund's Amended and Restated Contracts should be approved.

ZPI-ANN-0220
1.9881595.102

Item 2.

Code of Ethics

As of the end of the period, December 31, 2019, Fidelity Contrafund (the trust) has adopted a code of ethics, as defined in Item 2 of Form N-CSR, that applies to its President and Treasurer and its Chief Financial Officer.  A copy of the code of ethics is filed as an exhibit to this Form N-CSR.

Item 3.

Audit Committee Financial Expert

The Board of Trustees of the trust has determined that Joseph Mauriello is an audit committee financial expert, as defined in Item 3 of Form N-CSR.  Mr. Mauriello is independent for purposes of Item 3 of Form N-CSR.

Item 4.

Principal Accountant Fees and Services

Fees and Services

The following table presents fees billed by PricewaterhouseCoopers LLP (“PwC”) in each of the last two fiscal years for services rendered to Fidelity Advisor New Insights Fund, Fidelity Contrafund, Fidelity Contrafund K6, Fidelity Flex Opportunistic Insights Fund and Fidelity Series Opportunistic Insights Fund (the “Funds”):

Services Billed by PwC

December 31, 2019 FeesA

	Audit Fees	Audit-Related Fees	Tax Fees	All Other Fees
Fidelity Advisor New Insights Fund	$77,000	$6,300	$104,100	$2,700
Fidelity Contrafund	$203,000	$7,400	$15,500	$3,200
Fidelity Contrafund K6	$134,000	$5,900	$5,200	$2,500
Fidelity Flex Opportunistic Insights Fund	$58,000	$4,800	$4,400	$2,100
Fidelity Series Opportunistic Insights Fund	$78,000	$5,900	$6,500	$2,500

December 31, 2018 FeesA

	Audit Fees	Audit-Related Fees	Tax Fees	All Other Fees
Fidelity Advisor New Insights Fund	$81,000	$6,900	$66,800	$3,400
Fidelity Contrafund	$179,000	$11,900	$17,700	$6,000
Fidelity Contrafund K6	$66,000	$5,600	$5,700	$2,800
Fidelity Flex Opportunistic Insights Fund	$52,000	$4,500	$5,000	$2,200
Fidelity Series Opportunistic Insights Fund	$76,000	$4,300	$4,400	$2,200

A Amounts may reflect rounding.

The following table(s) present(s) fees billed by PwC that were required to be approved by the Audit Committee for services that relate directly to the operations and financial reporting of the Fund(s) and that are rendered on behalf of Fidelity Management & Research Company ("FMR") and entities controlling, controlled by, or under common control with FMR (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser) that provide ongoing services to the Fund(s) (“Fund Service Providers”):

Services Billed by PwC

	December 31, 2019A	December 31, 2018A
Audit-Related Fees	$7,705,000	$7,930,000
Tax Fees	$10,000	$20,000
All Other Fees	$-	$-

A Amounts may reflect rounding.

“Audit-Related Fees” represent fees billed for assurance and related services that are reasonably related to the performance of the fund audit or the review of the fund's financial statements and that are not reported under Audit Fees.

“Tax Fees” represent fees billed for tax compliance, tax advice or tax planning that relate directly to the operations and financial reporting of the fund.

“All Other Fees” represent fees billed for services provided to the fund or Fund Service Provider, a significant portion of which are assurance related, that relate directly to the operations and financial reporting of the fund, excluding those services that are reported under Audit Fees, Audit-Related Fees or Tax Fees.

Assurance services must be performed by an independent public accountant.

* * *

The aggregate non-audit fees billed by PwC for services rendered to the Fund(s), FMR (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any Fund Service Provider for each of the last two fiscal years of the Fund(s) are as follows:

Billed By	December 31, 2019A	December 31, 2018A
PwC	$12,535,000	$11,275,000

A Amounts may reflect rounding.

The trust's Audit Committee has considered non-audit services that were not pre-approved that were provided by PwC to Fund Service Providers to be compatible with maintaining the independence of PwC in its(their) audit of the Fund(s), taking into account representations from PwC, in accordance with Public Company Accounting Oversight Board rules, regarding its independence from the Fund(s) and its(their) related entities and FMR’s review of the appropriateness and permissibility under applicable law of such non-audit services prior to their provision to the Fund(s) Service Providers.

Audit Committee Pre-Approval Policies and Procedures

The trust’s Audit Committee must pre-approve all audit and non-audit services provided by a fund’s independent registered public accounting firm relating to the operations or financial reporting of the fund. Prior to the commencement of any audit or non-audit services to a fund, the Audit Committee reviews the services to determine whether they are appropriate and permissible under applicable law.

The Audit Committee has adopted policies and procedures to, among other purposes, provide a framework for the Committee’s consideration of non-audit services by the audit firms that audit the Fidelity funds. The policies and procedures require that any non-audit service provided by a fund audit firm to a Fidelity fund and any non-audit service provided by a fund auditor to a Fund Service Provider that relates directly to the operations and financial reporting of a Fidelity fund (“Covered Service”) are subject to approval by the Audit Committee before such service is provided.

All Covered Services must be approved in advance of provision of the service either: (i) by formal resolution of the Audit Committee, or (ii) by oral or written approval of the service by the Chair of the Audit Committee (or if the Chair is unavailable, such other member of the Audit Committee as may be designated by the Chair to act in the Chair’s absence). The approval contemplated by (ii) above is permitted where the Treasurer determines that action on such an engagement is necessary before the next meeting of the Audit Committee.

Non-audit services provided by a fund audit firm to a Fund Service Provider that do not relate directly to the operations and financial reporting of a Fidelity fund are reported to the Audit Committee periodically.

Non-Audit Services Approved Pursuant to Rule 2-01(c)(7)(i)(C) and (ii) of Regulation S-X (“De Minimis Exception”)

There were no non-audit services approved or required to be approved by the Audit Committee pursuant to the De Minimis Exception during the Fund’s(s’) last two fiscal years relating to services provided to (i) the Fund(s) or (ii) any Fund Service Provider that relate directly to the operations and financial reporting of the Fund(s).

Item 5.

Audit Committee of Listed Registrants

Not applicable.

Item 6.

Investments

(a)

Not applicable.

(b)

Not applicable.

Item 7.

Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies

Not applicable.

Item 8.

Portfolio Managers of Closed-End Management Investment Companies

Not applicable.

Item 9.

Purchase of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers

Not applicable.

Item 10.

Submission of Matters to a Vote of Security Holders

There were no material changes to the procedures by which shareholders may recommend nominees to the trust’s Board of Trustees.

Item 11.

Controls and Procedures

(a)(i)  The President and Treasurer and the Chief Financial Officer have concluded that the trust’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act) provide reasonable assurances that material information relating to the trust is made known to them by the appropriate persons, based on their evaluation of these controls and procedures as of a date within 90 days of the filing date of this report.

(a)(ii)  There was no change in the trust’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act) that occurred during the period covered by this report that has materially affected, or is reasonably likely to materially affect, the trust’s internal control over financial reporting.

Item 12.

Disclosure of Securities Lending Activities for Closed-End Management

Investment Companies

Not applicable.

Item 13.

Exhibits

(a)	(1)	Code of Ethics pursuant to Item 2 of Form N-CSR is filed and attached hereto as EX-99.CODE ETH.
(a)	(2)	Certification pursuant to Rule 30a-2(a) under the Investment Company Act of 1940 (17 CFR 270.30a-2(a)) is filed and attached hereto as Exhibit 99.CERT.
(a)	(3)	Not applicable.
(b)		Certification pursuant to Rule 30a-2(b) under the Investment Company Act of 1940 (17 CFR 270.30a-2(b)) is furnished and attached hereto as Exhibit 99.906CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Fidelity Contrafund

By:	/s/Stacie M. Smith
Stacie M. Smith
President and Treasurer

Date:	February 25, 2020

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/Stacie M. Smith
Stacie M. Smith
President and Treasurer

Date:	February 25, 2020

By:	/s/John J. Burke III
John J. Burke III
Chief Financial Officer

Date:	February 25, 2020